    As filed with the Securities and Exchange Commission on November 29, 2006

                                              1933 Act Registration No. 33-87254
                                             1940 Act Registration No. 811-08764

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-lA

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   |X|

                         Pre-Effective Amendment No. ______         |_|

                      Post-Effective Amendment No. 25               |X|

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|
                                Amendment No. 27                         |X|
                        (Check appropriate box or boxes.)

                         UBS PACE SELECT ADVISORS TRUST
               (Exact Name of Registrant as Specified in Charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (212) 882-5000

                              MARK F. KEMPER, ESQ.
                   UBS Global Asset Management (Americas) Inc.
                               51 West 52nd Street
                          New York, New York 10019-6114
                     (Name and Address of Agent for Service)

                                   Copies to:
                              JACK W. MURPHY, ESQ.
                                   Dechert LLP
                               1775 I Street, N.W.
                           Washington, D.C. 20006-2401
                            Telephone: (202) 261-3300

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective (check appropriate box):

|_|  immediately upon filing pursuant to paragraph (b)

|X|  on November 30, 2006 pursuant to paragraph (b)

|_|  60 days after filing pursuant to paragraph (a)(1)

|_|  on ____ pursuant to paragraph (a)(1)

|_|  75 days after filing pursuant to paragraph (a)(2)

|_|  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_| this post-effective amendment de signates a new effective date for a previously filed post-effective amendment.

[UBS Global Asset Management LOGO]

UBS PACE(SM) Select Advisors Trust
UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE High Yield Investments
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments
UBS PACE Small/Medium Co Value Equity Investments
UBS PACE Small/Medium Co Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments
UBS PACE Real Estate Securities Investments
UBS PACE Alternative Strategies Investments
Prospectus


November 30, 2006


This prospectus offers Class A, Class B, Class C and Class Y shares in all the funds listed above except for UBS PACE Real Estate Securities
Investments, which is offering only Class A, Class C and Class Y shares. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

     NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

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Contents

THE FUNDS

WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS


UBS PACE Government Securities Fixed Income Investments
   Investment objective, strategies and risks                             Page 4
   Performance                                                            Page 7
   Expenses and fee tables                                                Page 9
UBS PACE Intermediate Fixed Income Investments
   Investment objective, strategies and risks                            Page 11
   Performance                                                           Page 13
   Expenses and fee tables                                               Page 15
UBS PACE Strategic Fixed Income Investments
   Investment objective, strategies and risks                            Page 17
   Performance                                                           Page 20
   Expenses and fee tables                                               Page 22
UBS PACE Municipal Fixed Income Investments
   Investment objective, strategies and risks                            Page 24
   Performance                                                           Page 27
   Expenses and fee tables                                               Page 29
UBS PACE Global Fixed Income Investments
   Investment objective, strategies and risks                            Page 31
   Performance                                                           Page 34
   Expenses and fee tables                                               Page 36
UBS PACE High Yield Investments
   Investment objective, strategies and risks                            Page 38
   Performance                                                           Page 41
   Expenses and fee tables                                               Page 42
UBS PACE Large Co Value Equity Investments
   Investment objectives, strategies and risks                           Page 44
   Performance                                                           Page 46
   Expenses and fee tables                                               Page 48
UBS PACE Large Co Growth Equity Investments
   Investment objective, strategies and risks                            Page 50
   Performance                                                           Page 53
   Expenses and fee tables                                               Page 55
UBS PACE Small/Medium Co Value Equity Investments
   Investment objective, strategies and risks                            Page 57
   Performance                                                           Page 60
   Expenses and fee tables                                               Page 62
UBS PACE Small/Medium Co Growth Equity Investments
   Investment objective, strategies and risks                            Page 64
   Performance                                                           Page 66
   Expenses and fee tables                                               Page 68



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UBS PACE International Equity Investments
   Investment objective, strategies and risks                            Page 70
   Performance                                                           Page 73
   Expenses and fee tables                                               Page 75
UBS PACE International Emerging Markets Equity Investments
   Investment objective, strategies and risks                            Page 77
   Performance                                                           Page 80
   Expenses and fee tables                                               Page 82
UBS PACE Real Estate Securities Investments
   Investment objective, strategies and risks                            Page 84
   Performance                                                           Page 86
   Expenses and fee tables                                               Page 87
UBS PACE Alternative Strategies Investments
   Investment objective, strategies and risks                            Page 89
   Performance                                                           Page 93
   Expenses and fee tables                                               Page 94
   More about risks and investment strategies                            Page 96

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT
Managing your fund account                                              Page 101
--Flexible pricing                                                      Page 101
--Buying shares                                                         Page 107
--Selling shares                                                        Page 107
--Exchanging shares                                                     Page 109
--Transfer agent                                                        Page 109
--Additional information about your account                             Page 110
--Pricing and valuation                                                 Page 111

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS
Management                                                              Page 112
Dividends and taxes                                                     Page 128
Disclosure of portfolio holdings                                        Page 129
Financial highlights                                                    Page 130
Where to learn more about the funds                                   Back cover


     THE FUNDS ARE NOT COMPLETE OR BALANCED INVESTMENT PROGRAMS.


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Investment objective, strategies and risks


FUND OBJECTIVE
Current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in US government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to between one and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. The fund invests in other US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also invests, to a lesser extent, in investment grade bonds of other issuers, including those backed by mortgages or other assets. These bonds of other issuers generally have one of the two highest credit ratings, although the fund may invest to a limited extent in bonds with the third highest credit rating (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements.



The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise.


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     Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.


- PORTFOLIO TURNOVER RISK--The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable

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UBS PACE Government Securities Fixed Income Investments

     short-term gains for shareholders, which may have an adverse impact on performance.



More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, which have the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.


The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR    TOTAL
  YEAR     RETURN
--------   ------
2001        8.80%
2002        6.21%
2003        2.26%
2004        3.65%
2005        1.35%


Total return January 1 - September 30, 2006: 2.89%


Best quarter during calendar years shown: 3rd quarter, 2001: 4.24%

Worst quarter during calendar years shown: 2nd quarter, 2004: (1.32)%


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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                           ONE YEAR   FIVE YEARS   LIFE OF CLASS
----------------------                                           --------   ----------   -------------
Class A (1/31/01)
   Return before taxes                                            (2.65)%       N/A          3.57%
Class B (12/18/00)
   Return before taxes                                            (3.74)%      3.81%         4.02%
Class C (12/4/00)
   Return before taxes                                             0.62%       4.42%         4.64%
   Return after taxes on distributions                            (0.86)%      3.04%         3.23%
   Return after taxes on distributions and sale of fund shares     0.41%       2.94%         3.11%
Class Y (2/2/01)
   Return before taxes                                             2.25%        N/A          4.89%
Lehman Brothers Mortgage-Backed Securities Index (reflects no
   deduction for fees, expenses, or taxes)                         2.61%       5.44%             *

----------
* Average annual total returns for the Lehman Brothers Mortgage-Backed Securities Index for the life of each class were as follows: Class A--5.20%; Class B--5.48%; Class C--5.70%; Class Y--5.23%


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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a percentage of offering price)*                       4.50%      None      None      None
Maximum deferred sales charge (load)
   (as a percentage of offering price or NAV at time of
   sale, whichever is lower)*                                 None**    5.00%      0.75%     None
Exchange fee                                                  None      None       None      None
Redemption fee (as a percentage of amount redeemed within
   90 days of purchase, if applicable)~                       1.00%     1.00%      1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Management fees@                                              0.47%     0.47%     0.47%     0.47%
Distribution and/or service (12b-1) fees                      0.25%     1.00%     0.75%     None
Other expenses***                                             0.42%     0.43%     0.50%     0.34%
                                                              -----     -----     -----     -----
Total annual fund operating expenses                          1.14%     1.90%     1.72%     0.81%
                                                              -----     -----     -----     -----
Management fee waiver/expense reimbursements+                 0.02%     0.03%     0.10%       --
                                                              -----     -----     -----     -----
Net expenses+                                                 1.12%     1.87%     1.62%     0.81%
                                                              =====     =====     =====     ======


----------


@ Management fees have been restated to reflect a reduction in the breakpoints of the fund's management fee which became effective as of August 1, 2006. The management fee for the fund's last fiscal year ended July 31, 2006 was 0.50%.

* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.12% for Class A, 1.87% for Class B, 1.62% for Class C, and 0.87% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

~ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for, with respect to Class A, Class B and Class C, the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $559      $794     $1,048    $1,772
Class B (assuming sale of all shares at end of period)     690       894      1,224     1,840**
Class B (assuming no sale of shares)                       190       594      1,024     1,840**
Class C (assuming sale of all shares at end of period)     240       532        924     2,022
Class C (assuming no sale of shares)                       165       532        924     2,022
Class Y                                                     83       259        450     1,002


----------
* The costs under the 1 year estimate with respect to Class A, Class B and Class C reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates for Class A, Class B and Class C assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks


FUND OBJECTIVE

Current income, consistent with reasonable stability of principal.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund limits its investments to bonds that are investment grade at the time of purchase. The fund also may invest in preferred stocks.


The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of approximately three to ten years. It normally limits its overall portfolio "duration" to between two and four and one-half years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected BlackRock Financial Management, Inc. ("BlackRock") to serve as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Lehman Brothers Intermediate Government/Credit Index. To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.



The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


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UBS Global Asset Management                                                   11

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UBS PACE Intermediate Fixed Income Investments

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, which have the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to July 29, 2002, which is the date on which BlackRock assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.

TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR    TOTAL
  YEAR     RETURN
--------   ------
2001        6.57%
2002       (0.74)%
2003        3.21%
2004        1.95%
2005        0.55%


Total return January 1 - September 30, 2006: 2.42%


Best quarter during calendar years shown: 1st quarter, 2001: 2.98%

Worst quarter during calendar years shown: 2nd quarter, 2004: (2.50)%


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UBS Global Asset Management                                                   13

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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                   ONE YEAR   FIVE YEARS   LIFE OF CLASS
--------------------------------------   --------   ----------   -------------
Class A (1/31/01)
   Return before taxes                    (3.52)%       N/A          1.55%
Class B (12/14/00)
   Return before taxes                    (4.53)%      1.68%         1.95%
Class C (12/1/00)
   Return before taxes                    (0.18)%      2.28%         2.55%
   Return after taxes on distributions    (1.08)%      1.01%         1.25%
   Return after taxes on distributions
     and sale of fund shares              (0.12)%      1.17%         1.39%
Class Y (2/2/01)
   Return before taxes                     1.33%        N/A          2.79%
Lehman Brothers Intermediate
   Government/Credit Index (reflects
   no deduction for fees, expenses, or
   taxes)                                  1.58%       5.50%             *

----------
* Average annual total returns for the Lehman Brothers Intermediate Government/Credit Index for the life of each class were as follows: Class A--5.24%; Class B--5.58%; Class C--5.82%; Class Y--5.25%


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a percentage of offering price)*                       4.50%     None      None      None
Maximum deferred sales charge (load)
   (as a percentage of offering price or NAV at time of
   sale,  whichever is lower)*                                None**    5.00%     0.75%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a percentage of amount redeemed within
   90 days of purchase, if applicable)~                       1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------
Management fees@                                 0.38%     0.38%     0.38%     0.38%
Distribution and/or service (12b-1) fees         0.25%     1.00%     0.75%     None
Other expenses***                                0.45%     0.49%     0.44%     0.43%
                                                 -----     -----     -----     -----
Total annual fund operating expenses             1.08%     1.87%     1.57%     0.81%
                                                 ====      ====      ====      ====
Management fee waiver/expense reimbursements+    0.03%     0.07%     0.02%     0.01%
                                                 -----     -----     -----     -----
Net expenses+                                    1.05%     1.80%     1.55%     0.80%
                                                 ====      ====      ====      ====


----------


@ Management fees have been restated to reflect a reduction in the breakpoints of the fund's management fee which became effective as of August 1, 2006. The management fee for the fund's last fiscal year ended July 31, 2006 was 0.40%.

* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.05% for Class A, 1.80% for Class B, 1.55% for Class C, and 0.80% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

~ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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UBS Global Asset Management                                                   15

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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $552      $775     $1,016   $1,705
Class B (assuming sale of all shares at end of period)     683       881      1,204    1,788**
Class B (assuming no sale of shares)                       183       581      1,004    1,788**
Class C (assuming sale of all shares at end of period)     233       494        853    1,866
Class C (assuming no sale of shares)                       158       494        853    1,866
Class Y                                                     82       258        449    1,001


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks


FUND OBJECTIVE

Total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between three and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.


The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the


UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Strategic Fixed Income Investments

fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to


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UBS PACE Strategic Fixed Income Investments

     borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or
     (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

- PORTFOLIO TURNOVER RISK--The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, which have the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
2001                7.47%
2002                9.21%
2003                4.93%
2004                4.11%
2005                1.64%


Total return January 1 - September 30, 2006: 2.30%


Best quarter during calendar years shown: 3rd quarter, 2001: 6.64%

Worst quarter during calendar years shown: 2nd quarter, 2004: (3.45)%


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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

                                                                  LIFE OF
CLASS (INCEPTION DATE)                    ONE YEAR   FIVE YEARS    CLASS
----------------------                    --------   ----------   -------
Class A (12/11/00)
   Return before taxes                     (2.53)%      5.00%     5.26%
Class B (1/30/01)
   Return before taxes                     (3.51)%       N/A      4.84%
Class C (12/1/00)
   Return before taxes                      0.90%       5.44%     5.83%
   Return after taxes on distributions     (0.44)%      4.00%     4.37%
   Return after taxes on distributions
      and sale of fund shares               0.58%       3.82%     4.15%
Class Y (2/2/01)
   Return before taxes                      2.42%        N/A      6.06%
Lehman Brothers Government/Credit Index
   (reflects no deduction for fees,
   expenses, or taxes)                      2.37%       6.11%        *

----------
* Average annual total returns for the Lehman Brothers Government/Credit Index for the life of each class were as follows: Class A--6.30%; Class B--5.96%; Class C--6.47%; Class Y--5.85%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

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--------------------------------------------------------------------------------
UBS PACE Strategic Fixed Income Investments


Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a percentage of offering price)*                       4.50%     None      None      None
Maximum deferred sales charge (load)
   (as a percentage of offering price or NAV at time
   of sale,  whichever is lower)*                             None**    5.00%     0.75%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a percentage of amount redeemed
   within  90 days of purchase, if applicable)~               1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------
Management fees@                                 0.47%     0.47%     0.47%     0.47%
Distribution and/or service (12b-1) fees         0.25%     1.00%     0.75%     None
Other expenses***                                0.45%     0.48%     0.43%     0.35%
                                                 ----      ----      ----      ----
Total annual fund operating expenses             1.17%     1.95%     1.65%     0.82%
                                                 ====      ====      ====      ====
Management fee waiver/expense reimbursements+      --      0.02%       --        --
                                                 ----      ----      ----      ----
Net expenses+                                    1.17%     1.93%     1.65%     0.82%
                                                 ====      ====      ====      ====


----------


@ Management fees have been restated to reflect a reduction in the breakpoints of the fund's management fee which became effective as of August 1, 2006. The management fee for the fund's last fiscal year ended July 31, 2006 was 0.50%.

* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.18% for Class A, 1.93% for Class B, 1.68% for Class C, and 0.93% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

~ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for, with respect to Class B, the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
Class A                                 $564      $805     $1,065   $1,806
Class B (assuming sale of all shares
   at end of period)                     696       910      1,250    1,885**
Class B (assuming no sale of shares)     196       610      1,050    1,885**
Class C (assuming sale of all shares
   at end of period)                     243       520        897    1,955
Class C (assuming no sale of shares)     168       520        897    1,955
Class Y                                   84       262        455    1,014


----------


* The costs under the 1 year estimate with respect to Class B shares reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates for Class B shares assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks


FUND OBJECTIVE

High current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.


The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. The fund may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage its portfolio duration.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Standish Mellon Asset Management Company LLC ("Standish Mellon") to serve as the fund's investment advisor. In deciding which securities to buy for the fund, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish Mellon also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish Mellon may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.


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PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- POLITICAL RISK--The fund's investments may be significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.

- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress,


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     may issue securities that are neither insured nor guaranteed by the US
     Treasury and are riskier than those that are.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, which have the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
2001                4.00%
2002                6.98%
2003                2.68%
2004                1.53%
2005                0.34%


Total return January 1 - September 30, 2006: 2.12%


Best quarter during calendar years shown: 2nd quarter, 2002: 3.31%

Worst quarter during calendar years shown: 2nd quarter, 2004: (2.10)%


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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                           ONE YEAR   FIVE YEARS   LIFE OF CLASS
----------------------                           --------   ----------   -------------
Class A (1/23/01)
   Return before taxes                            (3.77)%       N/A          2.50%
Class B (2/23/01)
   Return before taxes                            (4.88)%       N/A          2.32%
Class C (12/4/00)
   Return before taxes                            (0.40)%      3.08%         3.38%
   Return after taxes on distributions            (0.40)%      3.08%         3.38%
   Return after taxes on distributions and
      sale of fund shares                          0.67%       3.08%         3.35%
Class Y (2/23/01)
   Return before taxes                             1.00%        N/A          3.71%
Lehman Brothers Municipal Five-Year Index
   (reflects no deduction for  fees, expenses,
   or taxes)                                       0.95%       4.62%             *

----------


* Average annual total returns for the Lehman Brothers Municipal Five-Year Index for the life of each class were as follows: Class A--4.32%; Class B--4.35%; Class C--4.87%**; Class Y--4.35%


** Return for the Lehman Brothers Municipal Five-Year Index for the life of Class C is calculated from the nearest month end to the inception date, namely, November 30, 2000.


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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a percentage of offering price)*                       4.50%      None      None      None
Maximum deferred sales charge (load) (as a percentage of
   offering price or NAV at time of sale,  whichever is
   lower)*                                                    None**    5.00%     0.75%      None
Exchange fee                                                  None       None      None      None
Redemption fee (as a percentage of amount redeemed within
   90 days of purchase, if applicable)@                       1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Management fees                                               0.40%     0.40%     0.40%     0.40%
Distribution and/or service (12b-1) fees                      0.25%     1.00%     0.75%      None
Other expenses***                                             0.39%     0.40%     0.40%     0.44%
                                                              ----      ----      ----      ----
Total annual fund operating expenses                          1.04%     1.80%     1.55%     0.84%
                                                              ====      ====      ====      ====
Management fee waiver/expense reimbursements+                 0.03%     0.04%     0.04%     0.08%
                                                              ----      ----      ----      ----
Net expenses+                                                 1.01%     1.76%     1.51%     0.76%
                                                              ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


***  Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.01% for Class A, 1.76% for Class B, 1.51% for Class C and 0.76% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $548      $763     $  995    $1,661
Class B (assuming sale of all shares at end of period)     679       863      1,171     1,729**
Class B (assuming no sale of shares)                       179       563        971     1,729**
Class C (assuming sale of all shares at end of period)     229       486        841     1,842
Class C (assuming no sale of shares)                       154       486        841     1,842
Class Y                                                     78       260        458     1,030


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks


FUND OBJECTIVE

High total return.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), US government bonds, and bonds of US or non-US private issuers. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. The fund invests primarily in high-grade bonds of governmental and private issuers in developed countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade and emerging market securities.


The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, Rogge Global Partners seeks to invest in bonds of financially healthy entities because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the fund. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund assets it manages.

For its segment of the fund's assets, FFTW seeks to outperform a benchmark, the Lehman Brothers Global Aggregate ex-US Index (Unhedged) (before fees and expenses), through an active bond selection process that relies on (1) constructing diversified

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portfolios, (2) identifying the most attractive sectors and the most attractive individual securities within those sectors and (3) monitoring portfolio risk with risk management tools. FFTW divides the investment universe into three major blocs (the Americas, Eurozone and Asia), plus emerging markets, and analyzes trends in economic growth, inflation, monetary and fiscal policies. FFTW decides which securities to buy for its segment of the fund by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default).


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     Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, which have the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR   TOTAL
  YEAR    RETURN
--------  ------
2001      (2.13)%
2002      16.45%
2003      13.59%
2004       9.23%
2005      (6.67)%


Total return January 1 - September 30, 2006: 2.71%


Best quarter during calendar years shown: 2nd quarter, 2002: 10.17%

Worst quarter during calendar years shown: 4th quarter, 2001: (3.16)%


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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)


CLASS (INCEPTION DATE)                     ONE YEAR   FIVE YEARS   LIFE OF CLASS
----------------------------------------   --------   ----------   -------------
Class A (12/11/00)
   Return before taxes                     (10.42)%      5.27%        5.89%
Class B (2/5/01)
   Return before taxes                     (11.37)%       N/A         5.06%
Class C (12/1/00)
   Return before taxes                      (7.33)%      5.71%        6.43%
   Return after taxes on distributions      (9.15)%      4.17%        4.88%
   Return after taxes on distributions
   and sale of fund shares                  (4.60)%      4.08%        4.70%
Class Y (1/16/01)
   Return before taxes                      (5.92)%       N/A         6.65%
Lehman Brothers Global Aggregate ex US
   Index (in USD) (reflects no deduction
   for fees, expenses, or taxes)*           (8.65)%      7.65%            **
Lehman Brothers Global Aggregate Index
   (in USD) (reflects no deduction for
   fees, expenses, or taxes)                (4.49)%      6.80%            ***
Citigroup World Government Bond Index
   (in USD) (reflects no deduction for
   fees, expenses, or taxes)                (6.88)%      6.92%            ****


----------


* Effective December 1, 2005, the fund's benchmark index was changed to the Lehman Brothers Global Aggregate ex US Index to reflect the fund's decreased exposure to US fixed income securities.

** Average annual total returns for the Lehman Brothers Global Aggregate ex US Index (in USD) for the life of each class were as follows: Class A--8.17%; Class B--7.64%; Class C--8.27%; Class Y--7.90%

*** Average annual total returns for the Lehman Brothers Global Aggregate Index (in USD) for the life of each class were as follows: Class A--7.17%; Class B--6.71%; Class C--7.30%; Class Y--6.92%

**** Average annual total returns for the Citigroup World Government Bond Index
     (in USD) for the life of each class were as follows: Class A--7.43%; Class B--6.89%; Class C--7.54%; Class Y--7.10%



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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                4.50%     None       None      None
Maximum deferred sales charge (load) (as a % of offering
   price or NAV at time of sale,  whichever is lower)*        None**    5.00%     0.75%      None
Exchange fee                                                  None      None       None      None
Redemption fee (as a % of amount redeemed within 90 days
   of purchase, if applicable)@                               1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------
Management fees                                  0.60%     0.60%     0.60%     0.60%
Distribution and/or service (12b-1) fees         0.25%     1.00%     0.75%     None
Other expenses***                                0.55%     0.56%     0.54%     0.45%
                                                 ----      ----      ----      ----
Total annual fund operating expenses             1.40%     2.16%     1.89%     1.05%
                                                 ====      ====      ====      ====
Management fee waiver/expense reimbursements+    0.02%     0.03%     0.01%       --
                                                 ----      ----      ----      ----
Net expenses+                                    1.38%     2.13%     1.88%     1.05%
                                                 ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbusement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.38% for Class A, 2.13% for Class B, 1.88% for Class C and 1.13% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for, with respect to Class A, Class B and Class C, the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $584      $871     $1,180   $2,052
Class B (assuming sale of all shares at end of period)     716       973      1,357    2,121**
Class B (assuming no sale of shares)                       216       673      1,157    2,121**
Class C (assuming sale of all shares at end of period)     266       593      1,020    2,211
Class C (assuming no sale of shares)                       191       593      1,020    2,211
Class Y                                                    107       334        579    1,283


----------

* The costs under the 1 year estimate with respect to Class A, Class B and Class C shares reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates for Class A, Class B and Class C assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks


FUND OBJECTIVE

Total return.

PRINCIPAL INVESTMENT STRATEGIES


The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds").


These investments will include fixed income securities that are (i) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S & P"); (ii) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies")); or (iii) unrated, but deemed by the Fund's portfolio managers to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund also invests in derivatives. The fund may invest in a number of different countries throughout the world, including the US.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected MacKay Shields LLC ("MacKay Shields") to serve as the fund's investment advisor. MacKay Shields' Global High Yield Active Core strategy attempts to deliver attractive risk adjusted returns by avoiding most of the unusually large losses in the high yield market even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the fund's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.



MacKay Shields anticipates that under normal circumstances the fund's average duration will approximate the duration of the Merrill Lynch Global High Yield Index, the internal benchmark used to gauge the Fund's relative performance, which has a duration of between 4 and 5 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by 4%, however, high yield investments having the same durations as investment grade investments may react to interest rate changes to a different extent.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.


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-    DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- HIGH YIELD SECURITIES RISK--Lower-rated securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non-payment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

- ILLIQUIDITY RISK--The fund may invest to a greater degree in securities that trade in lower volumes and securities that may be less liquid than other securities. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from being able to take advantage of other investment opportunities.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- VALUATION RISK--During periods of reduced market liquidity or in the absence of readily available market quotations for securities in the fund's portfolio, the ability of the fund to value the fund's securities


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     becomes more difficult and the judgment of the fund's manager and investment advisor may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.

More information about the risks of an investment in the fund is provided below in "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

There is no performance information quoted for the fund as the fund had not yet operated for a full calendar year as of the date of this prospectus.


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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                                 CLASS A   CLASS B   CLASS C   CLASS Y
                                                                 -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                     4.50%     None      None      None
Maximum deferred sales charge (load)
   (as a % of offering price or NAV at time of sale, whichever
   is lower)*                                                      None**    5.00%     0.75%     None
Redemption fee (as a % of amount redeemed within 90 days of
   purchase, if applicable)@                                       1.00%     1.00%     1.00%     1.00%
Exchange fee                                                       None      None      None      None



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)



                                                 CLASS A    CLASS B    CLASS C    CLASS Y
                                                 --------   --------   --------   --------
Management fees***                                 0.60%      0.60%      0.60%      0.60%
Distribution and/or service (12b-1) fees           0.25%      1.00%      0.75%      None
Other expenses+#                                   1.19%      1.19       1.19       1.19%
                                                   ----       ----       ----       ----
Total annual fund operating expenses               2.04%      2.79       2.54       1.79%
                                                   ====       ====       ====       ====
Management fee waiver/expense reimbursements++     0.69%      0.69%      0.69%      0.69%
                                                   ----       ----       ----       ----
Net expenses++                                     1.35%      2.10%      1.85%      1.10%
                                                   ----       ----       ----       ----


----------
* Securities Dealers and other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** The management fees provided are estimates for the fund's first fiscal year based on fund assets as of October 2006.

# Expense estimates for the fund's first fiscal year are based on fund assets as of October 2006.

+    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

++ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.35% for Class A, 2.10% for Class B, 1.85% for Class C and 1.10% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Currently applicable to Class A and Class Y shares and will become applicable to Class B and Class C shares on March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of this redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS
                                                         ------   -------
Class A                                                   $581     $  997
Class B (assuming sale of all shares at end of period)     713      1,100
Class B (assuming no sale of shares)                       213        800
Class C (assuming sale of all shares at end of period)     263        725
Class C (assuming no sale of shares)                       188        725
Class Y                                                    112        496



----------


* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3 year estimate assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3 year estimate.




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Investment objectives, strategies and risks


FUND OBJECTIVES

Capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), has selected Institutional Capital Corporation ("ICAP"), Westwood Management Corp. ("Westwood") and SSgA Funds Management, Inc. ("SSgA FM") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative value of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 15% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.


In managing its segment of the fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors companies and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.

In managing its segment of the fund's assets, SSgA FM seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA FM uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA FM ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA FM constructs its seqment by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting segment has characteristics similar to the Russell 1000 Value Index. SSgA FM generally sells stocks that no longer meet its selection criteria or that it believes

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otherwise may adversely affect the fund's performance relative to that of the index.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- CREDIT RISK--The risk that the issuer of bonds will default or otherwise be unable to honor a financial obligation. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.


- INDEX STRATEGY RISK--SSgA FM's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.


The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.


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TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF
OPERATIONS)

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
2001                (4.65)%
2002               (17.69)%
2003                25.72%
2004                11.98%
2005                 9.52%


Total return January 1 - September 30, 2006: 10.20%


Best quarter during calendar years shown: 2nd quarter, 2003: 14.66%

Worst quarter during calendar years shown: 3rd quarter, 2002: (17.20)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                            ONE YEAR   FIVE YEARS   LIFE OF CLASS
----------------------                            --------   ----------   -------------
Class A (11/27/00)
   Return before taxes                              4.32%       3.49%         4.48%
Class B (11/27/00)
   Return before taxes                              4.44%       3.50%         4.66%
Class C (11/27/00)
   Return before taxes                              8.52%       3.89%         4.86%
   Return after taxes on distributions              8.14%       3.81%         4.78%
   Return after taxes on distributions and
      sale of fund shares                           6.05%       3.34%         4.19%
Class Y (1/19/01)
  Return before taxes                              10.75%        N/A          5.66%
Russell 1000 Value Index (reflects no deduction
   for fees, expenses, or taxes)                    7.07%       5.28%             *

----------
* Average annual total returns for the Russell 1000 Value Index for the life of each class were as follows: Class A--6.25%; Class B--6.25%; Class C--6.25%; Class Y--5.93%


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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                5.50%     None      None      None
Maximum deferred sales charge (load)
   (as a % of offering price or NAV at time of sale,
    whichever is lower)*                                      None**    5.00%     1.00%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a % of amount redeemed within 90 days
   of purchase, if applicable)@                               1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------
Management fees                                  0.60%     0.60%     0.60%     0.60%
Distribution and/or service (12b-1) fees         0.25%     1.00%     1.00%     None
Other expenses***                                0.42%     0.53%     0.46%     0.30%
                                                 ----      ----      ----      ----
Total annual fund operating expenses             1.27%     2.13%     2.06%     0.90%
                                                 ====      ====      ====      ====
Management fee waiver/expense reimbursements+    0.13%     0.13%     0.13%     0.13%
                                                 ----      ----      ----      ----
Net expenses+                                    1.14%     2.00%     1.93%     0.77%
                                                 ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

+ The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through December 1, 2007 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA FM. The fund and UBS Global AM have also entered into an additional permanent fee waiver agreements pursuant to which UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets as follows:
     $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.


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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its annual fee waiver agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
Class A                                    $660      $906     $1,172    $1,929
Class B (assuming sale of all shares at
   end of period)                           703       942      1,307     1,971**
Class B (assuming no sale of shares)        203       642      1,107     1,971**
Class C (assuming sale of all shares at
   end of period)                           296       621      1,071     2,322
Class C (assuming no sale of shares)        196       621      1,071     2,322
Class Y                                      79       261        459     1,031


----------


* The costs under the 1 year estimate reflect the fee waiver agreement between UBS Global AM and the fund which (together with the permanent fee waiver agreement) limits the fund's ordinary total operating expenses to the net expense level shown in the fee table. This agreement in effect through December 1, 2007. The costs under the 3, 5 and 10 year estimates reflect only the permanent fee waiver agreement between the fund and UBS Global AM and do not reflect the fee waiver agreement in effect through December 1, 2007. As long as an annual fee waiver agreement (in addition to the permanent fee waiver agreement) is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks


FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.


The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA FM") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, GEAM invests primarily in a limited number of equity securities issued by large capitalization companies that the portfolio manager believes have above average growth histories and/or growth potential. Stock selection is key to the performance of the segment of the fund allocated to GEAM. The portfolio manager seeks to identify stocks of companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high quality management focused on generating shareholder value. The portfolio manager also selects equity securities from a number of industries based on the merits of individual companies. GEAM seeks to avoid overvalued stocks prone to earnings disappointment and generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.


In selecting investments for the Fund, Marsico uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the portfolio manager also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the portfolio manager identifies sectors, industries and companies that may benefit from the overall trends the portfolio manager has observed.


The portfolio manager then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the portfolio manager may focus on any of a number of different attributes, including the company's specific market expertise or dominance;

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its franchise durability and pricing power; solid
fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection. Marsico may reduce or sell instruments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive opportunities elsewhere.


In managing its segment of the fund's assets, SSgA FM seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA FM uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA FM ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA FM constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index. SSgA FM generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- INTEREST RATE RISK--The value of the fund's bond investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.


- INDEX STRATEGY RISK--SSgA FM's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.


- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly


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     forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations).
     Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- FOREIGN INVESTING AND EMERGING MARKETS RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets issuers than for issuers in more developed countries.

- INITIAL PUBLIC OFFERING RISK--The fund may purchase shares issued as part of, or a short period after, a company's initial public offering (IPO), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes the fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.


The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to September 16, 2002, when another investment advisor was responsible for managing a portion of the fund's assets. SSgA FM (or its predecessor in interest) assumed day-to-day management of a portion of the fund's assets on October 10, 2000, and GEAM and Marsico each assumed responsibility for managing a separate portion of the fund's assets on September 16, 2002.


TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
2001              (22.10)%
2002              (31.36)%
2003               28.17%
2004                7.67%
2005                4.23%


Total return January 1 - September 30, 2006: 1.93%


Best quarter during calendar years shown: 4th quarter, 2001: 15.67%

Worst quarter during calendar years shown: 1st quarter, 2001: (23.14)%


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
UBS PACE Large Co Growth Equity Investments

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

                                                                      LIFE OF
CLASS (INCEPTION DATE)                        ONE YEAR   FIVE YEARS    CLASS
----------------------                        --------   ----------   -------
Class A (11/27/00)
   Return before taxes                         (0.62)%     (5.47)%    (6.61)%
Class B (11/27/00)
   Return before taxes                         (0.83)%     (5.55)%    (6.52)%
Class C (11/27/00)
   Return before taxes                          3.23%      (5.12)%    (6.29)%
   Return after taxes on distributions          3.23%      (5.12)%    (6.29)%
   Return after taxes on distributions and
   sale of fund shares                          2.10%      (4.28)%    (5.23)%
Class Y (2/15/01)
   Return before taxes                          5.56%        N/A      (3.98)%
Russell 1000 Growth Index (reflects no
   deduction for fees, expenses, or taxes)      5.27%      (3.58)%          *

----------
* Average annual total returns for the Russell 1000 Growth Index for the life of each class were as follows: Class A--(5.35)%; Class B--(5.35)%; Class C--(5.35)%; Class Y--(3.77)%


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UBS PACE Large Co Growth Equity Investments


Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                5.50%     None      None      None
Maximum deferred sales charge (load)
   (as a % of offering price or NAV at time of sale,
   whichever is lower)*                                       None**    5.00%     1.00%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)@                       1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------
Management fees                                  0.59%     0.59%     0.59%     0.59%
Distribution and/or service (12b-1) fees         0.25%     1.00%     1.00%     None
Other expenses***                                0.44%     0.68%     0.53%     0.30%
                                                 ----      ----      ----      ----
Total annual fund operating expenses             1.28%     2.27%     2.12%     0.89%
                                                 ====      ====      ====      ====
Management fee waiver/expense reimbursements+    0.05%     0.22%     0.07%     0.05%
                                                 ----      ----      ----      ----
Net expenses+                                    1.23%     2.05%     2.05%     0.84%
                                                 ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

+ The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through December 1, 2007 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA FM. The fund and UBS Global AM have entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.30% for Class A, 2.05% for Class B, 2.05% for Class C and 1.05% for
     Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   55

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UBS PACE Large Co Growth Equity Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver and, with respect to Class B and Class C, fee waiver/expense reimbursement agreements with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $668      $929     $1,209   $2,006
Class B (assuming sale of all shares at end of period)     708       988      1,395    2,108**
Class B (assuming no sale of shares)                       208       688      1,195    2,108**
Class C (assuming sale of all shares at end of period)     308       657      1,133    2,446
Class C (assuming no sale of shares)                       208       657      1,133    2,446
Class Y                                                     86       279        488    1,091


----------


* The costs under the 1 year estimate reflect a fee waiver agreement and, with respect to Class B and Class C shares, an additional fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver agreement and fee waiver/expense reimbursement agreement are in effect only for the first year. As long as a fee waiver agreement and fee waiver/expense reimbursement agreement are in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


**   Reflects conversion to Class A shares after a maximum of 6 years.


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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings (P/E) ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.


The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management ("Opus") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets may also change over time.

Ariel concentrates on long-term investing. Ariel believes that this patient approach allows it to take advantage of buying opportunities that frequently arise from what it views as Wall Street's excessive focus on the short-term. Ariel seeks to invest in quality companies in industries where Ariel believes it has expertise. Ariel buys stocks when it determines that these businesses appear to be selling at excellent values. Ariel believes that quality companies share several attributes that should result in capital appreciation over time: high barriers to entry; sustainable competitive advantages; predictable fundamentals that allow for significant earnings growth; quality management teams; and solid financials. Ariel generally sells stocks that cease to meet these criteria or that it believes are at risk for fundamental deterioration.

In managing its segment of the fund's assets, MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically two to three years), and constructs a portfolio consisting of highest-conviction ideas.


MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is ideally suited to the small cap market segment. The approach utilizes a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which it invests. In other words, MetWest Capital strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

In managing its segment of the fund's assets, Opus uses quantitative and qualitative analysis to construct

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   57

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

a value-oriented portfolio of stocks that are believed to be fundamentally undervalued, financially strong, and exhibit strong earnings growth and positive earnings momentum. Opus is a small cap value manager. The underlying investment philosophy was built upon beliefs derived from the combination of academic studies and experience in observing and evaluating investment managers. Opus believes that, contrary to making forecasts of economic growth, interest rates, inflation rates or unemployment rates, there are many investment strategies that have worked well over the years and are simple and straightforward to utilize. Several of these methodologies, such as price-to-book and price-to-earnings, are believed by Opus to have shown consistent outperformance since the 1930s.

Initial investments in Opus portfolios consistently exhibit most, if not all, of the following investment characteristics: low price-to-earnings ratio; low price-to-book value ratio; low price-to-cash flow ratio; high dividend yield; low debt-to-total-capital; low price/earnings ratio relative to the sum of long-term earnings growth plus dividend yield; positive earnings surprise; positive earnings revision and relatively smaller market capitalization. Opus believes that there is a strong correlation between each of the above characteristics and above average rates of return over long periods of time.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize



--------------------------------------------------------------------------------
58                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

     higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   59

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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.


The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 1, 2005, when another investment advisor was responsible for managing a portion of the fund's assets. Effective October 1, 2005, MetWest Capital and Opus each assumed day-to-day management of a portion of the fund's assets.


TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR    TOTAL
  YEAR     RETURN
--------   ------
2001        20.11%
2002       (16.75)%
2003        37.32%
2004        16.84%
2005         2.18%


Total return January 1 - September 30, 2006: 2.55%


Best quarter during calendar years shown: 2nd quarter, 2003: 20.83%

Worst quarter during calendar years shown: 3rd quarter, 2002: (22.72)%


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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

                                                                      LIFE OF
CLASS (INCEPTION DATE)                        ONE YEAR   FIVE YEARS    CLASS
-------------------------------------------   --------   ----------   -------
Class A (11/27/00)
   Return before taxes                         (2.74)%      9.95%     11.25%
Class B (11/28/00)
   Return before taxes                         (2.00)%     10.09%     11.60%
Class C (11/27/00)
   Return before taxes                          1.35%      10.39%     11.67%
   Return after taxes on distributions         (1.68)%      9.06%     10.36%
   Return after taxes on distributions and
   sale of fund shares                          4.67%       8.85%     10.01%
Class Y (12/20/00)
   Return before taxes                          3.30%      11.52%     13.34%
Russell 2500 Value Index (reflects no
   deduction for fees,  expenses, or taxes)     7.74%      13.43%          *

----------
* Average annual total returns for the Russell 2500 Value Index for the life of each class were as follows: Class A--15.12%; Class B--15.28%; Class C--15.12%; Class Y--15.00%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   61

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UBS PACE Small/Medium Co Value Equity Investments

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                5.50%     None      None      None
Maximum deferred sales charge (load) (as a % of offering
   price or NAV at time of sale,  whichever is lower)*        None**    5.00%     1.00%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a % of amount redeemed within 90 days
   of purchase, if applicable)@                               1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                           CLASS A   CLASS B   CLASS C   CLASS Y
                                           -------   -------   -------   -------
Management fees                             0.60%     0.60%     0.60%     0.60%
Distribution and/or service (12b-1) fees    0.25%     1.00%     1.00%     None
Other expenses***                           0.45%     0.54%     0.48%     0.37%
                                            ----      ----      ----      ----
Total annual fund operating expenses        1.30%     2.14%     2.08%     0.97%
                                            ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.


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UBS PACE Small/Medium Co Value Equity Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $675      $939     $1,224    $2,032
Class B (assuming sale of all shares at end of period)     717       970      1,349     2,062*
Class B (assuming no sale of shares)                       217       670      1,149     2,062*
Class C (assuming sale of all shares at end of period)     311       652      1,119     2,410
Class C (assuming no sale of shares)                       211       652      1,119     2,410
Class Y                                                     99       309        536     1,190


----------
*    Reflects conversion to Class A shares after a maximum of 6 years.


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UBS Global Asset Management                                                   63

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UBS PACE Small/Medium Co Growth Equity Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.


The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Delaware Management Company (a series of Delaware Management Business Trust), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative value of each investment advisor's share of the fund's assets also may change over time.


In deciding which stocks to buy for the fund, Delaware Management Company employs a bottom-up, fundamental analysis to identify companies that have substantially above average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Delaware Management Company also considers the quality of a company's management team and the strength of its finances and internal controls in selecting stocks for the fund. Although Delaware Management Company follows companies in a full range of market sectors, it may focus on a limited number of attractive industries. Delaware Management Company generally sells stocks that no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.


In managing its segment of the fund's assets, ForstmannLeff seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. ForstmannLeff's goal is to ascertain a dynamic of change before it manifests in consensus estimates. ForstmannLeff believes that it can be successful because the small and mid cap market is inherently less efficient than the large cap market. ForstmannLeff attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Because the effectiveness of a small/mid cap company's management team can often determine the difference between success and failure, ForstmannLeff tries to insist on direct access to a variety of each company's key decision-makers.


In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over

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64                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments

long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.


The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 1, 2005, which is the date on which ForstmannLeff and Riverbridge each assumed day-to-day management of a portion of the fund's portfolio.


TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
2001               (15.05)%
2002               (20.79)%
2003                36.23%
2004                 9.86%
2005                 2.23%


Total return January 1 - September 30, 2006: (0.21)%


Best quarter during calendar years shown: 4th quarter, 2001: 26.48%

Worst quarter during calendar years shown: 3rd quarter, 2001: (26.68)%


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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                       ONE YEAR   FIVE YEARS   LIFE OF CLASS
----------------------------------------------------------   --------   ----------   -------------
Class A (11/27/00)
   Return before taxes                                        (2.60)%      0.22%        (1.07)%
Class B (11/27/00)
   Return before taxes                                        (2.25)%      0.18%        (0.96)%
Class C (11/27/00)
   Return before taxes                                         1.36%       0.58%        (0.74)%
   Return after taxes on distributions                        (1.21)%      0.06%        (1.24)%
   Return after taxes on distributions and sale
      of fund shares                                           3.47%       0.43%        (0.69)%
Class Y (2/12/01)
   Return before taxes                                         3.47%        N/A          3.27%
Russell 2500 Growth Index (reflects no deduction for fees,
   expenses, or taxes)                                         8.18%       2.78%             *

----------
* Average annual total returns for the Russell 2500 Growth Index for the life of each class were as follows: Class A--1.84%; Class B--1.84%; Class C--1.84%; Class Y--2.81%


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                5.50%     None      None      None
Maximum deferred sales charge (load) (as a % of offering
   price or NAV at time of sale, whichever is lower)*         None**    5.00%     1.00%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a % of amount redeemed within 90 days
   of purchase, if applicable)@                               1.00%     1.00%     1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Management fees                                               0.60%     0.60%     0.60%     0.60%
Distribution and/or service (12b-1) fees                      0.25%     1.00%     1.00%     None
Other expenses***                                             0.47%     0.67%     0.51%     0.35%
                                                              ----      ----      ----      ----
Total annual fund operating expenses                          1.32%     2.27%     2.11%     0.95%
                                                              ====      ====      ====      ====
Management fee waiver/expense reimbursements+                   --      0.14%       --        --
                                                              ----      ----      ----      ----
Net expenses+                                                 1.32%     2.13%     2.11%     0.95%
                                                              ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


***  Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.38% for Class A, 2.13% for Class B, 2.13% for Class C and 1.13% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for, with respect to Class B, the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $677      $945     $1,234    $2,053
Class B (assuming sale of all shares at end of period)     716       996      1,402     2,135**
Class B (assuming no sale of shares)                       216       696      1,202     2,135**
Class C (assuming sale of all shares at end of period)     314       661      1,134     2,441
Class C (assuming no sale of shares)                       214       661      1,134     2,441
Class Y                                                     97       303        525     1,166


----------


* The costs under the 1 year estimate with respect to Class B shares reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates for Class B assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets.


The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Asset Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

In managing its segment of the fund's assets, J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

Martin Currie is an experienced international equity manager. The firm has a highly active 'conviction' approach, seeking the best opportunities for growth across global stock markets.


Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at company level (management changes, product strategies, acquisitions, etc.) and at macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes is believed to lead to superior investment performance. Martin Currie believes that its investment process allows it to identify, evaluate and exploit change at an early stage in clients' portfolios.


In managing its segment of the fund's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional

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portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock Matrix(TM).

The result is a committed and distinctive EAFE (i.e., Europe, Australasia and Far East) portfolio that reflects what Martin Currie believes to be the best investment opportunities internationally.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

- FOREIGN CURRENCY RISK--The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting

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     inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- INVESTMENT COMPANY RISK--Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.


The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sales charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to April 1, 2004, which is the date on which Mondrian and J.P. Morgan assumed day-to-day management of a portion of the fund's assets.

TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR    TOTAL
  YEAR     RETURN
--------   ------
2001       (23.78)%
2002       (19.91)%
2003        38.11%
2004        17.22%
2005        12.81%


Total return January 1 - September 30, 2006: 15.06%


Best quarter during calendar years shown: 2nd quarter, 2003: 20.17%

Worst quarter during calendar years shown: 3rd quarter, 2002: (22.38)%


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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)


CLASS (INCEPTION DATE)                    ONE YEAR   FIVE YEARS   LIFE OF CLASS
---------------------------------------   --------   ----------   -------------
Class A (11/27/00)
   Return before taxes                      7.44%       1.85%         1.64%
Class B (11/27/00)
   Return before taxes                      7.55%       1.67%         1.63%
Class C (11/27/00)
   Return before taxes                     11.81%       2.20%         1.97%
   Return after taxes on distributions     11.85%       2.32%         2.10%
   Return after taxes on distributions
   and sale of fund shares                  7.93%       2.02%         1.83%
Class Y (1/17/01) Return before taxes      14.17%        N/A          3.64%
MSCI Europe, Australasia and Far East
   Free Index (net LU) (in USD)
   (reflects no deduction for fees,
   expenses, or taxes)                     13.45%       4.53%             *


----------


* Average annual total returns for the MSCI Europe, Australasia and Far East Free Index (net LU) (in USD) for the life of each class were as follows:
     Class A--4.88%; Class B--4.88%; Class C--4.88%; Class Y--4.82%



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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)*                                5.50%      None      None      None
Maximum deferred sales charge (load)
   (as a % of offering price or NAV at time of sale,
   whichever is lower)*                                       None**    5.00%     1.00%      None
Redemption fee (as a percentage of amount redeemed within
   90 days of purchase, if applicable)@                       1.00%      1.00%    1.00%    1.00%
Exchange fee                                                  None       None      None      None



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)



                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------
Management fees                                  0.69%     0.69%     0.69%     0.69%
Distribution and/or service (12b-1) fees         0.25%     1.00%     1.00%     None
Other expenses***                                0.53%     0.76%     0.63%     0.37%
                                                 ----      ----      ----      ----
Total annual fund operating expenses             1.47%     2.45%     2.32%     1.06%
                                                 ====      ====      ====      ====
Management fee waiver/expense reimbursements+      --      0.05%       --        --
                                                 ----      ----      ----      ----
Net expenses+                                    1.47%     2.40%     2.32%     1.06%
                                                 ====      ====      ====      ====


----------
* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund by expenses previoulsy reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

+ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed 1.65% for Class A, 2.40% for Class B, 2.40% for Class C and 1.40% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Currently applicable to Class A and Class Y shares and will become applicable to Class B and Class C shares on March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for, with respect to Class B shares, the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $691     $  989    $1,309    $2,211
Class B (assuming sale of all shares at end of period)     743      1,059     1,501     2,317**
Class B (assuming no sale of shares)                       243        759     1,301     2,317**
Class C (assuming sale of all shares at end of period)     335        724     1,240     2,656
Class C (assuming no sale of shares)                       235        724     1,240     2,656
Class Y                                                    108        337       585     1,294


----------

* The costs under the 1 year estimate with respect to Class B shares reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3, 5 and 10 year estimates for Class B assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


**   Reflects conversion to Class A shares after a maximum of 6 years.


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Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.


The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Mondrian Investment Partners Limited ("Mondrian") and Gartmore Global Partners ("GGP") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.


The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectation. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP attempts to avoid those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are believed to be better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings potential. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

GGP adopts a team based active management approach focusing on bottom-up stock picking within a risk-controlled environment. Risk is an integral part of GGP's process and is managed on four levels: stock, sector, country and portfolio level.

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In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the Fund. GGP may engage in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers.

- FOREIGN CURRENCY RISK--The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

- GEOGRAPHIC CONCENTRATION RISK--To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.



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-    INTEREST RATE RISK--The value of the fund's bond investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- INVESTMENT COMPANY RISK--Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, which have the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the performance of the fund's Class C shares has varied from year to year. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares over various time periods. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.


The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will per-form in the future. This may be particularly true for the period prior to September 28, 2004, which is the date on which Mondrian assumed day-to-day management of a portion of the fund's assets in place of Baring International Investment Limited and for the period prior to August 2, 2002, which is the date on which Baring and GGP each assumed day-to-day management of a portion of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.


TOTAL RETURN OF CLASS C SHARES (2001 IS CLASS C'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
2001               (9.10)%
2002              (14.78)%
2003               53.43%
2004               18.51%
2005               27.91%


Total return January 1 - September 30, 2006: 8.61%


Best quarter during calendar years shown: 4th quarter, 2001: 27.12%

Worst quarter during calendar years shown: 3rd quarter, 2001: (24.74)%


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AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                             ONE YEAR   FIVE YEARS   LIFE OF CLASS
------------------------------------------------   --------   ----------   -------------
Class A (12/11/00)
   Return before taxes                              21.78%      12.09%         10.62%
Class B (12/22/00)
   Return before taxes                              22.56%      12.14%         12.45%
Class C (12/1/00)
   Return before taxes                              26.91%      12.49%         12.52%
   Return after taxes on distributions              27.13%      12.53%         12.56%
   Return after taxes on distributions and sale
      of fund shares                                17.78%      11.00%         11.03%
Class Y (2/9/01)
   Return before taxes                              29.39%        N/A          12.24%
MSCI Emerging Markets Free (EMF) Index (reflects
   no deduction for fees, expenses, or taxes)       34.54%      19.44%             *

----------

* Average annual total returns for the MSCI Emerging Markets Free (EMF) Index for the life of each class were as follows: Class A--18.00%; Class B--19.55%; Class C--19.44%; Class Y--17.48%



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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                         CLASS A   CLASS B   CLASS C   CLASS Y
                                         -------   -------   -------   -------
Maximum front-end sales charge (load)
   imposed on purchases (as a % of
   offering price)*                       5.50%      None     None      None
Maximum deferred sales charge (load)
   (as a % of offering price or NAV at
   time of sale, whichever is lower)*     None**     5.00%   1.00%     None
Redemption fee (as a percentage of
   amount redeemed within 90 days of
   purchase, if applicable)@              1.00%      1.00%   1.00%    1.00%
Exchange fee                              None       None     None      None



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)



                                           CLASS A   CLASS B   CLASS C   CLASS Y
                                           -------   -------   -------   -------
Management fees                             0.90%     0.90%     0.90%     0.90%
Distribution and/or service (12b-1) fees    0.25%     1.00%     1.00%     None
Other expenses***                           0.82%     0.96%     0.88%     0.66%
                                            ----      ----      ----      ----
Total annual fund operating expenses        1.97%     2.86%     2.78%     1.56%
                                            ====      ====      ====      ====


----------


* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.


** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement with UBS Global AM.

@ Currently applicable to Class A and Class Y shares and will become applicable to Class B and Class C shares on March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of this redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                                         ------   --------   -------   --------
Class A                                                   $739     $1,134     $1,554    $2,720
Class B (assuming sale of all shares at end of period)     789      1,186      1,709     2,780*
Class B (assuming no sale of shares)                       289        886      1,509     2,780*
Class C (assuming sale of all shares at end of period)     381        862      1,469     3,109
Class C (assuming no sale of shares)                       281        862      1,469     3,109
Class Y                                                    159        493        850     1,856


----------


*    Reflects conversion to Class A shares after a maximum of 6 years.



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UBS PACE Real Estate Securities Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Total return.

PRINCIPAL INVESTMENT STRATEGIES


The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares and units of beneficial interest in real estate companies (inclusive of REITs). The fund may also sell short.


The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (i) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or
(ii) invest at least 50% of their assets in such real estate.


The fund may invest in the securities of issuers located in a number of different countries throughout the world, but expects that at least initially most assets will be invested in the United States with up to approximately 20% invested outside the United States during the fund's first several months of operations. In the future, the fund's investment advisor may increase the fund's allocation to securities domiciled outside the United States so that they might comprise a much larger percentage of the fund. The amount invested outside the United States may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Goldman Sachs Asset Management, L.P. ("GSAM") to serve as the fund's investment advisor. GSAM employs a bottom-up investment process focusing on fundamental research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- REAL ESTATE INDUSTRY RISK--An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.


- REAL ESTATE INVESTMENT TRUST RISK--The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property



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     developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN CURRENCY RISK--The value of the securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- ILLIQUIDITY RISK--Some or all of the securities in which the fund invests may be illiquid when purchased or subsequently may become illiquid. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from being able to take advantage of other investment opportunities.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- NON-DIVERSIFICATION RISK--The fund is a non-diversified investment company, which means that the fund may invest more of its assets in the securities of a single issuer than a diversified investment company. This may make the value of the fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.


- SHORT SALES RISK--The fund may may engage in short sales involving the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance


There is no performance information as the fund is expected to commence operations on or about November 30, 2006.



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Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                CLASS A  CLASS C  CLASS Y
                                                -------  -------  -------
Maximum front-end sales charge (load) imposed
   on purchases (as a % of offering price)*      5.50%    None      None
Maximum deferred sales charge (load) (as a
   percentage of offering price or NAV at time
   of sale, whichever is lower)*                 None**   1.00%     None
Redemption fee (as a percentage of amount
   redeemed within 90 days of purchase,
   if applicable)@                               1.00%    1.00%     1.00%
Exchange fee                                     None     None      None



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                CLASS A  CLASS C  CLASS Y
                                                -------  -------  -------
Management fees***                               0.60%    0.60%    0.60%
Distribution and/or service (12b-1) fees         0.25%    1.00%    None
Other Expenses#+                                 1.19%    1.19%    1.19%
                                                 ----     ----     ----
Total annual fund operating expenses#            2.04%    2.79%    1.79%
                                                 ====     ====     ====
Management fee waiver/expense reimbursements++   0.59%    0.59%    0.59%
                                                 ----     ----     ----
Net expenses#++                                  1.45%    2.20%    1.20%
                                                 ====     ====     ====

----------


* Securities dealers and other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.


** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

*** The management fees provided are based on estimated fund assets under management of less than $500 million during the fund's first fiscal year.


# Other expenses are based on an estimated $25 million in assets under management for the fund's first fiscal year.



+    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.



++ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.45% for Class A, 2.20% for Class C, and 1.20% for Class Y. The fund would be expected to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Currently applicable to Class A and Class Y shares and will become applicable to Class C shares on March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of this redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 YEAR   3 YEARS
                                                         ------   -------
Class A                                                    $689    $1,101
Class C (assuming sale of all shares at end of period)      323       809
Class C (assuming no sale of shares)                        223       809
Class Y                                                     122       506

----------


* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3 year estimate assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as the fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3 year estimate.



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Investment objective, strategies and risks

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

UBS PACE Alternative Strategies Investments has a broad investment mandate that permits the Fund to invest in a wide range of equity, fixed income and derivative securities in pursuing its investment objective. The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities issued by companies and government and supranational entities around the world. The fund expects to invest extensively in derivative instruments, including those that provide exposure to commodities and commodity indices.

The fund may invest in a number of different countries throughout the world, including the United States. The fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors.


The fund may engage in 'short-selling.' When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Annual fund operating expenses" provided below, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks, as discussed under 'Principal risks.'


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, allocates the fund's assets between investment advisors who employ investment strategies designed to achieve capital appreciation while having a low correlation to traditional equity and fixed income asset classes. UBS Global AM has selected Analytic Investors, Inc. ("Analytic Investors") and Wellington Management Company, LLP ("Wellington Management") to serve as the fund's investment advisors.

Analytic Investors and Wellington Management employ the following portfolio management strategies:


- Long/Short Global Equity Strategy, Index Option Strategy and Global Tactical Asset Allocation Strategy (Analytic Investors); and

-    Diversified Total Return Strategy (Wellington Management).


Subject to approval by the Trust's board, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies.

LONG/SHORT GLOBAL EQUITY STRATEGY, INDEX OPTION STRATEGY, AND GLOBAL TACTICAL ASSET ALLOCATION STRATEGY. Analytic Investors primarily employs a long/short global equity strategy that may also employ the use of derivatives, such as swaps, futures, and forward contracts.

The long/short global equity strategy is comprised of investments in long and short positions of publicly traded equity securities in the United States and in foreign markets both by direct equity investment and through derivatives. The fund buys securities "long" that Analytic Investors believes will out-perform, and


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sells securities "short" that Analytic Investors believes will under-perform.
This is not a market neutral strategy.

The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors. The fund may take more short positions when it has reduced its written call options positions, and fewer short positions when the fund writes a greater number of calls under its option strategy, and the fund may hold a substantial portion of its total assets in high quality short-term debt securities, cash, or cash equivalents. Analytic Investors may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Analytic Investors also employs an index option strategy, pursuant to which the fund would write index call options. In addition, Analytic Investors may employ a global tactical asset allocation strategy, comprised of investments in the currency markets, and a market allocation component that uses long and short equity positions, and fixed income index futures, and/or swaps or other derivatives to express its market views.


DIVERSIFIED TOTAL RETURN STRATEGY. Wellington Management will pursue a diversified total return strategy. Wellington Management will pursue this strategy by combining diverse sources of return from across the global capital markets, including, but not limited to, equity, fixed income, currency, cash and asset allocation strategies.


In pursuing this strategy, Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments. These equity securities may include, but are not limited to, common stock, convertible securities, REITs (i.e., shares of real estate investment trusts), ADRs (i.e., American Depository Receipts) and other depository securities. Fixed income securities may include, but are not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents and other fixed income securities. These debt obligations may be denominated in US dollars or other currencies, and may include non-investment grade and emerging market debt issues.


Wellington Management also may buy or sell exchange traded funds, equity-index, interest rate, credit, fixed income index futures, options, options on futures, forward contracts, structured notes, swaps, swap options, over-the-counter and other derivatives related to countries, industries, broad-market indices, or similar groups of securities. The fund may also buy and sell derivatives related to individual commodities or groups of commodities, and to individual currencies or groups of currencies. The fund also may buy and sell instruments associated with other asset classes. Specific components of the strategy are expected to change over time.

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- AGGRESSIVE INVESTMENT RISK--The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

- ARBITRAGE TRADING RISK--The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher-rated) bonds.



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-    DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- SWAP AGREEMENT RISK--The fund may enter into credit, total return, equity, interest rate, index and currency swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN CURRENCY RISK--The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.


- FOREIGN INVESTING AND EMERGING MARKETS RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.


- ILLIQUIDITY RISK--The fund may invest to a greater degree in securities that trade in lower volumes and securities that may be less liquid than other securities. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from being able to take advantage of other investment opportunities.

- INTEREST RATE RISK--The value of the fund's fixed income investments generally will fall when interest rates rise. Some bonds provide that the issuer may


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     repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- NON-DIVERSIFICATION RISK--The fund is a non-diversified investment company, which means that the fund may invest more of its assets in the securities of a single issuer than a diversified investment company. This may make the value of the fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

- POLITICAL RISK--The fund's investments may be significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than on that of another fund having a broader range of investments.


- STRUCTURED SECURITY RISK--The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that a fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

- VALUATION RISK--During periods of reduced market liquidity or in the absence of readily available market quotations for securities in the fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisors may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.


More information about the risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

There is no performance information quoted for the fund as the fund had not yet operated for a full calendar year as of the date of this prospectus.


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)


                                                       CLASS A   CLASS B   CLASS C   CLASS Y
                                                       -------   -------   -------   -------
Maximum front-end sales charge (load) imposed
   on purchases (as a percentage of offering price)*     5.50%     None      None      None
Maximum deferred sales charge (load) (as a
   percentage of offering price or NAV at time of
   sale, whichever is lower)*                            None**    5.00%     1.00%     None
Redemption fee (as a percentage of amount redeemed
   within  90 days of purchase, if applicable)@          1.00%     1.00%     1.00%     1.00%
                                                         ----      ----      ----      ----
Exchange fee                                             None      None      None      None



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)



                                                       CLASS A    CLASS B   CLASS C   CLASS Y
                                                      ---------- --------- --------- ---------
Management fees***                                          1.20%     1.20%     1.20%     1.20%
Distribution and/or service (12b-1) fees                    0.25%     1.00%     1.00%     None
Other expenses+#

   Miscellaneous expenses                             0.60%      1.00%     0.61%     0.60%
                                                      ----       ----      ----      ----
   Dividend expenses, borrowing costs and related
   interest expenses attributable to securities sold
   short~                                             0.53%      0.53%     0.53%     0.53%
                                                      ----       ----      ----      ----
Total other expenses                                        1.13%     1.53%     1.14%     1.13%
                                                            ----      ----      ----      ----
Total annual fund operating expenses#                       2.58%     3.73%     3.34%     2.33%
                                                            ====      ====      ====      ====
Management fee waiver/expense reimbursements++              0.10%     0.50%     0.11%     0.10%
                                                            ----      ----      ----      ----
Net expenses#++                                             2.48%     3.23%     3.23%     2.23%
                                                            ====      ====      ====      ====


----------

* Securities dealers and other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.


** Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.


*** The management fees provided are estimates for the fund's first fiscal year based on fund assets as of October 2006.

# Expense estimates for the fund's first fiscal year are based on fund assets as of October 2006.

+    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

~ When the fund borrows a security to make a short sale, the fund has to pay the lender of the security the value of any dividend earned on the borrowed security. These dividend payments are investment related expenses of the fund.

++ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through December 1, 2007 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.95% for Class A, 2.70% for Class B, 2.70% for Class C and 1.70% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@ Currently applicable to Class A and Class Y shares and will become applicable to Class B and Class C shares on March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of this redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 YEAR   3 YEARS
                                                         ------   -------
Class A                                                   $787     $1,299
Class B (assuming sale of all shares at end of period)     826      1,395
Class B (assuming no sale of shares)                       326      1,095
Class C (assuming sale of all shares at end of period)     426      1,017
Class C (assuming no sale of shares)                       326      1,017
Class Y                                                    226        718


----------


* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense levels shown in the fee table. The costs under the 3 year estimate assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3 year estimate.



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More about risks and investment strategies

PRINCIPAL RISKS


The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment objective, strategies and risks" heading for that fund.


Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

AGGRESSIVE INVESTMENT RISK. UBS PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment manager may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

ARBITRAGE TRADING RISK. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the mar-ket believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

DERIVATIVES RISK. The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset, reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

EQUITY RISK. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

FOREIGN INVESTING AND EMERGING MARKETS RISKS; FOREIGN CURRENCY RISK. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central


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banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

GEOGRAPHIC CONCENTRATION RISK. UBS PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

GOVERNMENT SECURITIES RISK. Various types of US government securities have different levels of credit risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. A fund may invest in securities in any of these categories. A fund may invest in securities issued by government-sponsored enterprises that, although chartered or sponsored by Acts of Congress, issue securities that are neither insured nor guaranteed by the US government. For example, debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Banks ("FHLBs"), are neither insured nor guaranteed by the US government.

HIGH YIELD SECURITIES RISK. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

ILLIQUIDITY RISK. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized US companies, high-yield securities, certain derivatives, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A fund could lose money if it cannot sell securities at the time and price that would be most beneficial to the fund.


INDEX STRATEGY RISK. Performance of the portions of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments managed by SSgA FM may deviate from that of an index because of shareholder purchases and sales of shares, which can occur daily, and because of fees and expenses borne by a fund.


INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that


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interest rates will rise, so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary source of risk for US government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.


LEVERAGE RISK. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration.


LIMITED CAPITALIZATION RISK. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

POLITICAL RISK. The municipal bond market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal bonds less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal bond obligations. These events could cause the value of the municipal bonds held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays. During periods of uncertainty, the prices of municipal securities can become volatile.

PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

REAL ESTATE INDUSTRY RISK. UBS Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition,


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the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.


REAL ESTATE INVESTMENT TRUST RISK. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.


RELATED SECURITIES CONCENTRATION RISK. UBS PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.

SECTOR RISK. UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

SINGLE ISSUER CONCENTRATION RISK. UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.

VALUATION RISK. During periods of reduced market liquidity or in the absence of readily available market quotations for securities in a fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.

ADDITIONAL RISK

STRUCTURED SECURITY RISK. The funds may purchase securities representing interests in underlying assets,


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but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interests rates). If those securities behaved in a way that a fund's investment advisor(s) did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

CASH RESERVES; DEFENSIVE POSITIONS. Each fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. UBS PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes when suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS Global AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the United States) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new investment advisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

- UBS PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

- UBS PACE Global Fixed Income Investments may invest in securities of only one country, including the United States.

- UBS PACE International Equity Investments may invest without limit in bonds that are traded in the United States and in foreign markets.

PORTFOLIO TURNOVER. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.


NAME-LINKED INVESTMENT POLICIES. Each fund's investment policy (other than UBS PACE Municipal Fixed Income Investments and UBS PACE Alternative Strategies Investments) of investing at least 80% of its net assets in the type of investment suggested by its name may be changed by the fund's board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy. UBS PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. UBS PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so.


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Managing your fund account

FLEXIBLE PRICING


The funds offer four classes of shares by this prospectus--Class A, Class B, Class C and Class Y, except that UBS PACE Real Estate Securities Investments does not offer Class B shares. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in a fund and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.


Each fund has adopted a Rule 12b-1 plan for its Class A, Class B (as applicable) and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges.


You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales charge waivers for Class A, Class B and Class C shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" below.


CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

IF YOU INTEND TO PURCHASE MORE THAN $10 MILLION OF CLASS A SHARES, YOU SHOULD INSTEAD PURCHASE CLASS Y SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

The Class A sales charges for each fund are described in the following tables.

CLASS A SALES CHARGES. UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, and UBS PACE High Yield Investments.


                                       FRONT-END
                           SALES CHARGE AS A PERCENTAGE OF:            REALLOWANCE TO
                         ------------------------------------        SELECTED DEALERS AS
AMOUNT OF INVESTMENT     OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE
----------------------   --------------   -------------------   ----------------------------
Less than $100,000            4.50%               4.71%                            4.00%
$100,000 to $249,999          3.50                3.63                             3.00
$250,000 to $499,999          2.50                2.56                             2.00
$500,000 to $999,999          2.00                2.04                             1.75
$1,000,000 and over(1)        None                None               May pay up to 1.00(2)


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CLASS A SALES CHARGES. UBS PACE Large Co Value Equity Investments, UBS PACE
Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments.


                                       FRONT-END
                           SALES CHARGE AS A PERCENTAGE OF:            REALLOWANCE TO
                         ------------------------------------        SELECTED DEALERS AS
AMOUNT OF INVESTMENT     OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE
----------------------   --------------   -------------------   ----------------------------
Less than $50,000             5.50%               5.82%                            5.00%
$50,000 to $99,999            4.50                4.71                             4.00
$100,000 to $249,999          3.50                3.63                             3.00
$250,000 to $499,999          2.50                2.56                             2.00
$500,000 to $999,999          2.00                2.04                             1.75
$1,000,000 and over(1)        None                None               May pay up to 1.00(2)

----------
(1) A deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals under the funds' Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.

(2) For sales of $1 million or more, UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

CLASS B SHARES

Each fund other than UBS PACE Real Estate Securities Investments offers Class B shares. Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                PERCENTAGE (BASED ON AMOUNT OF
                               INVESTMENT) BY WHICH THE SHARES'
                                NET ASSET VALUE IS MULTIPLIED:
                          ------------------------------------------
                             LESS     $100,000   $250,000   $500,000
IF YOU SELL                  THAN        TO         TO         TO
SHARES WITHIN:            $100,000+   $249,999   $499,999   $999,999
-----------------------   ---------   --------   --------   --------
1st year since purchase       5%          3%         3%         2%
2nd year since purchase       4%          2%         2%         1%
3rd year since purchase       3%          2%         1%       None
4th year since purchase       2%          1%       None       None
5th year since purchase       2%        None       None       None
6th year since purchase       1%        None       None       None
7th year since purchase     None        None       None       None

+ These percentages also apply to purchases made prior to November 5, 2001, regardless of the amount of Class B shares purchased.

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.


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Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year if you purchase at least $500,000 but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

-    First, Class B shares representing reinvested dividends, and

-    Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets for fixed income funds and 0.75% of average net assets for equity funds, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for equity funds and 0.75% for fixed income funds by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

CLASS A FRONT-END SALES CHARGE WAIVERS--Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

     1.   Redemptions from any registered mutual fund for which UBS Global AM
          (US) or any of its affiliates serve as principal underwriter if you:

          -    Originally paid a front-end sales charge on the shares; and

          -    Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

     2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

     3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

     4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

     5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory


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          services, executing transactions in fund shares, or for otherwise participating in the program.

     6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

     7.   Insurance company separate accounts.

     8. Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

     9.   Reinvestment of capital gains distributions and dividends.

     10. College savings plans organized under Section 529 of the Internal Revenue Code.

     11. A Financial Advisor at UBS Financial Services Inc., who was formerly employed as an investment executive with a competing brokerage firm, and

          - you were the Financial Advisor's client at the competing brokerage firm;

          - within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

          - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B AND CLASS C SHARES DEFERRED SALES CHARGE WAIVERS--The deferred sales charge will be waived for:


- Redemptions of Class A shares by former holders of Class N shares of any UBS Fund;


- Exchanges between Family Funds ("Family Funds" include other UBS PACE Select funds, UBS funds and other funds for which UBS Global AM (US) serves as principal underwriter), if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

-    Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

     -- are limited annually to no more than 12% of the original account value;

     --   are made in equal monthly amounts, not to exceed 1% per month;

     -- the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

-    Redemptions of shares purchased through certain retirement plans; and

-    Redemptions made for distributions from certain retirement plans
     (accounts).



SALES CHARGE REDUCTIONS FOR CLASS A SHARES

RIGHT OF ACCUMULATION

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase

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with certain other Class A, Class B, Class C, Class Y and/or Class P shares of Family Funds(1) already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class Y and/or Class P shares as well as those Class
A, Class B, Class C, Class Y and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class
B, Class C, Class Y and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies.
To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter. Shares purchased through a broker/dealer may be subject to different procedures concerning a Right of Accumulation. Please contact your investment professional for more information.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.


LETTER OF INTENT

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C, Class Y and/or Class P shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.


The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date. Shares purchased through certain broker-dealers may be subject to different terms or procedures concerning Letters of Intent. Please contact your investment professional for more information.


Letter of Intent forms may be obtained from UBS Global AM (US) or from financial advisors. Investors should read the Letter of Intent carefully.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

Additional information concerning sales charge reductions and waivers is available in the funds' SAI. If


----------
1 Please note any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.


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you think you qualify for any of the sales charge waivers described above, you may need to notify and/or provide certain documentation to UBS Global AM (US) or the funds. You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS Global AM (US) includes:

- Information or records regarding shares of the funds or other funds held in all accounts at any financial intermediary;

- Information or records regarding shares of the funds or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

- Any other information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the funds' Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor. Also, information regarding the funds' distribution arrangements and applicable sales charge reductions and waivers is available free of charge on the funds' Web site at http://www.ubs.com/globalam. The information is presented in a clear and prominent format and you can click on links to see the information.

CLASS Y SHARES


Shareholders pay no front-end or deferred sales charges on Class Y shares.
UBS Global AM (US), the principal underwriter of the funds, may make payments out of its own resources to affiliated (e.g., UBS Financial Services Inc.)
and unaffiliated dealers as follows: a one time finder's fee consistent with the funds' Class A share "Reallowance to selected dealers" schedule (see Class A share schedules above) and, beginning in the thirteenth month after purchase, an ongoing fee in an annual amount of up to 0.20% of the assets subject to such arrangements for an equity fund and 0.15% of the assets subject to such arrangements for a fixed income fund. UBS Global AM (US) does not make these payments on employee related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the fund. Only specific types of investors can purchase Class Y shares.


The following are eligible to purchase Class Y shares:

- Shareholders of Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

- Shareholders who owned Class Y shares of the fund through the PACE(TM) Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the Program;

- College savings plans organized under Section 529 of the Internal Revenue Code ("IRC"), if shareholder servicing fees are paid exclusively outside of the participating funds;

- Shareholders who invest a minimum initial amount of $10 million in a fund. An institutional investor may aggregate its holdings with holdings of


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     certain related institutional investors to meet the foregoing minimum;

- Foundations, endowments and religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000 in a fund;

- Employees of UBS Global AM as long as the employee establishes an account in his or her name directly at the funds' transfer agent and purchases a minimum initial amount of $50,000;

- Members of (and nominees to) the Board of Director/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member or nominee in his or her name directly at the fund's transfer agent; and

-    Other investors as approved by the funds' Board of Trustees.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement or through the funds' transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM
     (US));

-    Buying shares through the transfer agent as described below; or

-    Opening an account by exchanging shares from another Family Fund.

The funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

ADDITIONAL COMPENSATION TO AFFILIATED DEALER

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares:


- 0.05% of the value (at the time of sale) of all shares of a fund sold through UBS Financial Services Inc.; and


- a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity fund and 0.075% of the value of shares of a fixed income fund that are held in a UBS Financial Services Inc. account at month-end. For purposes of this paragraph, UBS PACE Alternative Strategies Investments is considered an equity fund.

MINIMUM INVESTMENTS:

To open an account     $1,000
To add to an account   $  100

Each fund may waive or reduce these amounts for:

-    Employees of UBS Global AM (US) or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the


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following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

If you purchased shares through the funds' transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.


REDEMPTION FEE

SECTION APPLICABLE TO SHAREHOLDER INITIATED TRANSACTIONS OUTSIDE OF PERIODIC AUTOMATIC ACCOUNT BALANCING.

PLEASE CAREFULLY REVIEW THE REDEMPTION FEE SECTION IN ITS ENTIRETY AS THE IMPOSITION OF THE FEE WILL BE EXPANDED EFFECTIVE MARCH 1, 2007.

(WITH RESPECT TO TRANSACTIONS PRIOR TO MARCH 1, 2007: UBS PACE HIGH YIELD INVESTMENTS, UBS PACE INTERNATIONAL EQUITY INVESTMENTS, UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS, UBS PACE REAL ESTATE SECURITIES INVESTMENTS AND UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS). If you sell or exchange Class A shares or sell Class Y shares of UBS PACE High Yield Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable fund, not to UBS Global AM or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to Class A or Class Y shares of the above-referenced funds:


- that are held through certain omnibus accounts, including retirement plans qualified under Section 401(k) of the Internal Revenue Code ("IRC") or plans administered as college savings programs under Section 529 of the IRC;

-    that are sold or exchanged under automatic withdrawal plans;

- that are held through certain managed account programs with automatic asset allocation rebalancing features; or

-    that are sold due to death or disability of the shareholder.


Beginning March 1, 2007, if you sell or exchange any class of shares of any fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable fund, not to UBS Global AM or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes


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     of calculating the redemption fee; the redemption fee will not apply to shares of the funds that:

- are held in certain omnibus accounts of certain financial intermediaries, such as broker-dealers or qualified retirement plans including 401(k), 403(b) or 457 plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a fund are held in omnibus accounts through certain other financial intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the funds' transfer agent or principal underwriter, the redemption fee may be charged on participant initiated exchanges or redemptions;

-    are sold or exchanged under automatic withdrawal plans;

-    are sold due to death or disability of the shareholder; or

- UBS Global AM, in its sole discretion, deems reasonable, in light of the circumstances.


EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the funds, as applicable, for shares of the same class of most other Family Funds. You may not exchange Class Y shares.


You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but you may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date of your original purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.


Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the funds' transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in this or any other Family Funds through the funds' transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

-    Your name and address;

-    Your account number;

- The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

-    The dollar amount or number of shares you want to sell and/or exchange; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges


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     Medallion Program (SEMP) and the New York Stock Exchange Medallion
     Signature Program (MSP). The funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

PFPC Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS Global AM employees or members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter.

TRANSFER OF ACCOUNTS

If you hold Class A, Class B, Class C or Class Y shares of a fund in a brokerage account and you transfer your brokerage account to another firm, your fund shares will be moved to an account with PFPC Inc., the fund's transfer agent. However, if the other firm has entered into a dealer agreement relating to the fund with UBS Global AM (US), the funds' principal underwriter, you may be able to hold fund shares in an account with the other firm.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.


MARKET TIMING

The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." Certain types of securities in which the funds invest may present specific market timing risks, for example: foreign securities, thinly traded securities, small-capitalization securities and junk bonds. Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.



Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM (US) determines to be a market timer. UBS Global AM (US) maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (US) will consider the potential harm of the trading or exchange activity to a fund or its shareholders.

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If UBS Global AM (US) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (US) will prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.

Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (US) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (US) detects an unusual pattern of trading activity, UBS Global AM (US) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (US) will require the Financial Intermediary to block the particular plan from further purchases of fund shares.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.



Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.


PRICING AND VALUATION

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, each fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order in good form. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.


Each fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's board of trustees. With respect to any portion of a fund's assets that are invested in one or more other open-end management investment companies that are registered under the Investment Company Act of 1940, as amended, the fund's net asset value is calculated using the net asset values of the other registered open-end

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management investment companies in which the fund invests. The prospectuses for those other investment companies should explain the circumstances under which they would use fair value pricing, and the effects thereof. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.


The types of securities for which fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Each fund expects to price most of its portfolio securities based on current market value, as discussed above. If a fund concludes that a market quotation is not readily available for the fund's portfolio security for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value per share. As a result, the fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Judgment also plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.


The funds calculate the US dollar value of investments that are denominated in foreign currencies daily. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate market value. As a result, a fund's net asset value may change on days when you will not be able to buy and sell fund shares. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of trading on the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.


Management

MANAGER AND INVESTMENT ADVISORS


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, with offices at One North Wacker Drive, Chicago, IL 60606 and 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the US Securities and Exchange Commission. As of September 30, 2006, UBS Global AM had approximately $141.9 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidy of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $657.8 billion in assets under management worldwide as of September 30, 2006. UBS is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

UBS Global AM selects investment advisors for the funds, subject to approval of the Trust's board, and reviews the performance of those investment advisors.


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The funds have received an exemptive order from the SEC to permit the board to select and replace investment advisors and to amend the sub-advisory contracts between UBS Global AM and the investment advisors without obtaining shareholder approval.




MANAGEMENT AND ADMINISTRATION FEES

Each fund pays fees to UBS Global AM for management and administrative services. The annual contract rate for management services varies from 0.40% (before breakpoints) to 1.20% of a fund's average daily net assets. The annual contract rate for administrative services is 0.20% of each fund's average daily net assets.

The following table shows the combined annual fee rate for management and administrative services for each fund:


                                                            COMBINED MANAGEMENT AND
                                                          ADMINISTRATIVE SERVICES FEE
                                                          ---------------------------
                                                            ASSETS UNDER MANAGEMENT      FEE
                                                          ---------------------------   -----
UBS PACE Government Securities Fixed Income Investments   $0 - $250 million             0.700%
                                                          Above $250 million up to
                                                          $500 million                  0.650%
                                                          Above $500 million up to
                                                          $750 million                  0.625%
                                                          Above $750 million up to
                                                          $1 billion                    0.600%
                                                          Above $1 billion              0.575%

UBS PACE Intermediate Fixed Income Investments            $0 - $250 million             0.600%
                                                          Above $250 million up to
                                                          $500 million                  0.550%
                                                          Above $500 million up to
                                                          $750 million                  0.525%
                                                          Above $750 million up to
                                                          $1 billion                    0.500%
                                                          Above $1 billion              0.475%

UBS PACE Strategic Fixed Income Investments               $0 - $250 million             0.700%
                                                          Above $250 million up to
                                                          $500 million                  0.650%
                                                          Above $500 million up to
                                                          $750 million                  0.625%
                                                          Above $750 million up to
                                                          $1 billion                    0.600%
                                                          Above $1 billion              0.575%

UBS PACE Municipal Fixed Income Investments               $0 - $250 million             0.600%
                                                          Above $250 million up to
                                                          $500 million                  0.550%
                                                          Above $500 million up to
                                                          $750 million                  0.525%
                                                          Above $750 million up to
                                                          $1 billion                    0.500%
                                                          Above $1 billion              0.475%





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
                                                            COMBINED MANAGEMENT AND
                                                          ADMINISTRATIVE SERVICES FEE
                                                          ---------------------------
                                                            ASSETS UNDER MANAGEMENT      FEE
                                                          ---------------------------   -----
UBS PACE Global Fixed Income Investments                  $0 - $500 million             0.800%
                                                          Above $500 million up to
                                                          $1 billion                    0.775%
                                                          Above $1 billion              0.750%

UBS PACE High Yield Investments                           $0 - $500 million             0.800%
                                                          Above $500 million up to
                                                          $1 billion                    0.750%
                                                          Above $1 billion up to
                                                          $1.5 billion                  0.725%
                                                          Above $1.5 billion up to
                                                          $2 billion                    0.700%
                                                          Above $2 billion              0.675%

UBS PACE Large Co Value Equity Investments                                              0.800%*

UBS PACE Large Co Growth Equity Investments               $0 - $500 million             0.800%
                                                          Above $500 million up to
                                                          $1 billion                    0.775%
                                                          Above $1 billion up to
                                                          $2 billion                    0.750%
                                                          Above $2 billion              0.725%

UBS PACE Small/Medium Co Value Equity Investments         $0 - $750 million             0.800%
                                                          Above $750 million            0.775%

UBS PACE Small/Medium Co Growth Equity Investments        $0 - $750 million             0.800%
                                                          Above $750 million            0.775%

UBS PACE International Equity Investments                 $0 - $500 million             0.900%
                                                          Above $500 million up to
                                                          $1 billion                    0.875%
                                                          Above $1 billion up to
                                                          $2 billion                    0.850%
                                                          Above $2 billion              0.825%


----------

* UBS PACE Large Co Value Equity Investments and UBS Global AM have entered into a written agreement whereby UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets to the following rates: $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%.


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
                                                            COMBINED MANAGEMENT AND
                                                          ADMINISTRATIVE SERVICES FEE
                                                          ---------------------------
                                                            ASSETS UNDER MANAGEMENT      FEE
                                                          ---------------------------   -----
UBS PACE International Emerging Markets Equity
   Investments                                            $0 - $500 million             1.100%
                                                          Above $500 million up to
                                                          $1 billion                    1.075%
                                                          Above $1 billion up to
                                                          $2 billion                    1.050%
                                                          Above $2 billion              1.025%

UBS PACE Real Estate Securities Investments               $0 - $500 million             0.800%
                                                          Above $500 million up to
                                                          $1 billion                    0.750%
                                                          Above $1 billion up to
                                                          $1.5 billion                  0.725%
                                                          Above $1.5 billion up to
                                                          $2 billion                    0.700%
                                                          Above $2 billion              0.675%

UBS PACE Alternative Strategies Investments               $0 - $500 million             1.400%
                                                          Above $500 million up to
                                                          $1 billion                    1.350%
                                                          Above $1 billion up to
                                                          $1.5 billion                  1.300%
                                                          Above $1.5 billion up to
                                                          $2 billion                    1.275%
                                                          Above $2 billion              1.250%



During the fiscal year ended July 31, 2006, the funds (other than UBS PACE Real Estate Securities Investments, which had not yet commenced operations) paid UBS Global AM at the effective rates shown below. In some cases, UBS Global AM waived all or a portion of its fees or because the funds were repaying UBS Global AM for previously reimbursed expenses pursuant to fee waiver agreements and/or fee waiver/expense reimbursement agreements.



UBS PACE Government Securities Fixed Income Investments      0.61%
UBS PACE Intermediate Fixed Income Investments               0.59%
UBS PACE Strategic Fixed Income Investments                  0.65%
UBS PACE Municipal Fixed Income Investments                  0.54%
UBS PACE Global Fixed Income Investments                     0.70%
UBS PACE High Yield Investments                              0.00%
UBS PACE Large Co Value Equity Investments                   0.68%
UBS PACE Large Co Growth Equity Investments                  0.75%
UBS PACE Small/Medium Co Value Equity Investments            0.78%
UBS PACE Small/Medium Co Growth Equity Investments           0.76%
UBS PACE International Equity Investments                    0.89%
UBS PACE International Emerging Markets Equity Investments   1.19%
UBS PACE Alternative Strategies Investments                  0.25%



A discussion regarding the basis for the Board of Trustees' approval of each fund's investment management/advisory arrangements is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2006.


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WITHDRAWAL OF INITIAL INVESTMENTS BY UBS GLOBAL AM -- UBS REAL ESTATE
SECURITIES INVESTMENTS. UBS Global AM is providing an initial investment in the amount of $10 million for UBS UBS PACE Real Estate Securities Investments. UBS Global AM intends to withdraw its initial investment in the fund as it grows through investments by public investors. UBS Global AM expects to have redeemed its entire interest in the fund during the fund's first year of investment operations. For so long as UBS Global AM has a greater than 25% interest in the fund, UBS Americas Inc., its direct parent, may be deemed to be a "control person" of the fund for purposes of the Investment Company Act of 1940, as amended. UBS Global AM, a wholly-owned indirect subsidiary of UBS AG, is a Delaware corporation located at 51 West 52nd Street, New York, NY 10019 and at One North Wacker Drive, Chicago IL 60606.

BANK HOLDING COMPANY ACT LIMITATIONS. To the extent that UBS Global AM maintains a greater than 24.99% interest in UBS PACE Real Estate Securities Investments, UBS Global AM will be deemed to "control" the fund for purposes of the US Bank Holding Company Act of 1956, as amended ("BHCA"). Accordingly, the fund may be subject to certain limitations on its ability to own equity securities of certain issuers set forth in the BHCA. These limitations may be eliminated as UBS Global AM reduces its percentage interest in the fund through redemptions, as discussed above.


INVESTMENT ADVISORS AND PORTFOLIO MANAGERS

Certain information concerning each fund's investment advisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.


UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC FIXED INCOME INVESTMENTS. Pacific Investment Management Company LLC ("PIMCO") serves as investment advisor for these funds. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. On September 30, 2006, PIMCO had approximately $641.7 billion in assets under management. PIMCO is one of the largest fixed income management firms in the United States. Included among PIMCO's institutional clients are many "Fortune 500" companies.


W. Scott Simon is a Managing Director and a senior member of PIMCO's portfolio management and strategy groups, and head of the mortgage and asset-backed securities teams. He has been primarily responsible for the day-to-day management of UBS PACE Government Securities Fixed Income Investments since 2003. He joined the firm in 2000 from Bear Stearns & Co. in New York, where he was a senior managing director and co-head of mortgage-backed securities ("MBS") pass-through trading. He also authored THE DAILY MBS COMMENTARY. Mr. Simon has seven times been named to positions on the INSTITUTIONAL INVESTOR All-America Fixed-Income Research Team, including first place honors in MBS pass-throughs and overall MBS strategies. He has twenty-two years investment experience, and holds bachelor's and master's degrees in industrial engineering from Stanford University.

William C. Powers is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy groups. He has been primarily responsible for the day-to-day management of UBS PACE Strategic Fixed Income Investments since 1997. He joined the firm in 1991, previously having been associated with Salomon Brothers, and with Bear Stearns as senior managing director, specializing in mortgage-backed securities. Mr. Powers has twenty-two years of investment experience, and holds a bachelor's degree in economics from Princeton University and an MBA from Stanford Graduate School of Business.


UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS. BlackRock Financial Management, Inc. ("BlackRock") serves as investment advisor for UBS PACE Intermediate Fixed Income Investments. BlackRock is located at 40 East 52nd Street, New York, New York 10022. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly

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traded investment management firms in the United States.
BlackRock was formed in 1988 and, as of September 30, 2006, had $1.075 trillion in assets under management.

As of September 30, 2006, Merrill Lynch & Co., Inc. owns approximately 49.3% of BlackRock Inc.'s outstanding voting securities and the PNC Financial Services Group, Inc. owns approximately 34% of BlackRock Inc.'s outstanding voting securities.

BlackRock uses a team approach in the management of the fund's portfolio. Keith Anderson and Scott Amero have been jointly and primarily responsible for the day-to-day management of UBS PACE Intermediate Fixed Income Investments since 2002. Messrs. Anderson and Amero lead BlackRock Advisors, LLC's Fixed Income Team, which consists of 50 portfolio managers including nine lead sector specialists in the major fixed-income sectors, as well as 94 credit research analysts and substantial quantitative research analysts. BlackRock is a wholly-owned subsidiary of BlackRock Advisors, LLC. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock Advisors' risk management analytics to regularly evaluate the composition of the fund.

Mr. Anderson is a Vice Chairman and the Global Chief Investment Officer of Fixed Income. Mr. Anderson has been with BlackRock since the firm's founding in 1988 and is a member of the Executive and Management Committees. Mr. Amero is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock Advisors' team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Management Committee and Chairman of the Investment Strategy Group.


Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group.


UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS. Standish Mellon Asset Management Company LLC ("Standish Mellon") serves as investment advisor for UBS PACE Municipal Fixed Income Investments. Standish Mellon is located at One Boston Place, Boston, Massachusetts 02108. Standish Mellon assumed management of the fund on August 1, 2001. Standish Mellon's predecessor was founded in 1933 and, as of September 30, 2006, Standish Mellon had over $147 billion in assets under management. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities with either Standish Mellon or its predecessor since June 1, 2000. Ms. Todd is a senior vice president of Standish Mellon and joined Standish Mellon's predecessor in 1995.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS. Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") serve as investment advisors for UBS PACE Global Fixed Income Investments. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2006, it had approximately $20 billion in assets under management.


Rogge Global Partners uses a team approach in managing the fund's portfolio. The team is led by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.

Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her responsibilities since

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August 1998, and Mr. Gray, who has held his fund responsibilities since
April 1999.

Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Mr. Bell joined Rogge Global Partners in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst.

Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing US, global and short-term mandates.

Richard Gray joined Rogge Global Partners in April 1999 and serves as a portfolio manager and head of emerging markets. He was previously a vice president, emerging debt research of Bank of America (1995-1999).


The investment team is closely integrated, having worked together for several years. All client assets are managed internally by a 15-member investment team, which includes ten portfolio managers/strategists (who conduct their own research), four research analysts and one global economist. The portfolio managers also carry out all trading. Olaf Rogge, Richard Bell, John Graham and Adrian James are responsible for portfolio management and research among the developed government bond markets. Malie Conway, Stephen Thariyan, David Butler, Annabel Rudebeck and John Makowske focus on global credit research, with Richard Gray and Jens Moller-Butcher specializing in the emerging markets area. Igor Pikovsky and David Gillard manage portfolio risk management and portfolio implementation strategies, respectively. Michael Barnes is an Assistant Portfolio Manager and Ranjiv Mann researches economic issues.

FFTW is located at 200 Park Avenue, 46th Floor, New York, New York 10166. FFTW is an investment advisor registered with the SEC under the Investment Advisers Act of 1940. As of September 30, 2006, FFTW, including its affiliates, had approximately $42.2 billion in assets under management.

FFTW uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of the fund's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific fund investments. FFTW's Chief Investment Officer, Richard Williams, serves as the primary portfolio manager for the fund. Key members of the team are Adnan Akant, John Carey, Susan Swindells and David Marmon. Messrs. Akant, Carey, Marmon and Williams are managing directors of FFTW. Mr. Marmon has held key fund responsibilities since October 2000, Messrs. Akant and Carey have held fund responsibilities since September 2003, and Ms. Swindells assumed fund responsibilities in July 2006.


Mr. Williams joined FFTW in 1995 from Deutsche Bank where he worked as an analyst in the fixed income research department. In addition to serving as the firm's CIO, Mr. Williams chairs FFTW's Investment Strategy Group, a team of senior investment professionals who formulate the firm's investment strategy and sector biases for all portfolios under management at FFTW. Mr. Williams is a primary portfolio manager for global bond portfolios and heads the Global Interest Rate Team.

Mr. Akant joined FFTW in 1984 after six years at the World Bank where he managed the Bank's liquidity portfolio and advised the Treasurer on the Bank's multi-currency borrowing program. Mr. Akant has been responsible for various market specialties and products over the years, including US interest rates and proprietary trading. He moved into the global bond area, responsible for foreign exchange, in 1994. He currently heads the Foreign Exchange Team and the US Interest Rates Team and is a member of the Investment Strategy Group.

Mr. Carey joined FFTW in 1998 from Atlantic Portfolio Analytics and Management. He is head of the Structured Securities Team and a member of the firm's Investment Strategy Group. Mr. Carey is a

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primary portfolio manager for the firm's mortgage and short duration products.


Ms. Swindells joined FFTW in 2001 from Gulf International Bank (UK) Ltd. She is a member of FFTW's Structured Credit and Corporate Credit teams. She is responsible for investing in European and U.K. corporate credits (e.g., bonds) on behalf of FFTW, and is a manager of FFTW's synthetic corporate CDO (i.e., collateralized debt obligations) portfolios.


Mr. Marmon joined FFTW in 1990 from Yamaichi International (America) where he was head of futures and options research. Mr. Marmon heads the US Corporate Credit Team, which determines security selection of corporate and high yield bonds, and he is a member of FFTW's Investment Strategy Group.


UBS PACE HIGH YIELD INVESTMENTS. MacKay Shields LLC ("MacKay Shields"), 9 West 57th Street, New York, New York 10019, serves as the fund's investment advisor. As of September 30, 2006, MacKay Shields had approximately $38.2 billion in assets under management. MacKay Shields was founded in 1938 and advises primarily mutual funds, pension or profit sharing plans, and other pooled investment vehicles. MacKay Shields has served as the fund's investment advisor since its inception.

MacKay Shields utilizes a team approach in all aspects of investment management decision-making and the development of investment policy and no single portfolio manager is solely responsible for portfolio strategy, allocation and/or portfolio construction. The portfolio managers who are jointly and primarily responsible for the day-to-day management of UBS PACE High Yield Investments are Dan Roberts, Senior Managing Director, who leads the high yield team; Taylor Wagenseil, Managing Director and Co-Head of High-Yield Portfolio Management; Michael Kimble, Managing Director and Co-Head of High-Yield Portfolio Management; and Lou Cohen, Managing Director and Director of Research.

Messrs. Roberts, Wagenseil, Kimble and Cohen have held their fund responsibilities since its inception. Mr. Roberts joined MacKay Shields in 2004 when the firm acquired the fixed income division of Pareto Partners, where he was the Chief Investment Officer from 2001 and Chief Investment Officer-Fixed Income in 2000. Mr. Kimble joined MacKay Shields in 2004 as Director and Co-Head of High Yield Portfolio Management when MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Wagenseil is the Managing Director and Co-Head of High Yield Portfolio Management after MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Cohen joined MacKay Shields as a Managing Director and Director of Research when the firm acquired Pareto Partners in 2004. Mr. Cohen was a Managing Director of Pareto Partners since 2000.

Messrs. Roberts, Wagenseil, Kimble and Cohen have been portfolio managers of the fund since its inception.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS. Institutional Capital Corporation ("ICAP"), Westwood Management Corp. ("Westwood") and SSgA Funds Management, Inc. ("SSgA FM") serve as investment advisors for UBS PACE Large Co Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2006, ICAP had approximately $16.7 billion in assets under management. ICAP has held its fund responsibilities since July 1, 2000.


The investment decisions for the fund are made through a team approach, with all of the ICAP investments professionals contributing to the process. All members, except for Jeffrey A. Miller, have been actively managing the portfolio since July 2000. Mr. Miller began actively managing the portfolio in 2005.

Robert H. Lyon, chief investment officer, joined ICAP in 1976 as a securities analyst. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988,

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he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992.


Gary S. Maurer joined ICAP in 1972 as a quantitative analyst. Mr. Maurer is a senior member of the investment committee.


Jerrold K. Senser, CFA, is co-chief investment officer and a member of the senior investment committee. He is responsible for economic analysis and portfolio strategy. Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham.

Thomas R. Wenzel, CFA, is the director of research and a member of the senior investment committee. Mr. Wenzel joined ICAP in 1992 and is responsible for the analysis and stock recommendations for the financials sector. Previously, he served as a senior equity analyst at Brinson Partners, Inc.

Kathleen C. Pease, CFA, is a member of the senior investment committee and is responsible for the analysis and stock recommendations for the capital spending and retail sectors. Before joining ICAP in 1995, Ms. Pease was an analyst at ANB, a subsidiary of Bank One.

Andrew P. Starr, CFA, is a member of the senior investment committee. Mr. Starr joined ICAP in 1998 and is responsible for the analysis and stock recommendations for the basic industries, consumer durables, and energy sectors. His prior experience includes analyst positions at Scudder Kemper Investments and Morningstar.

William J. Van Tuinen, CFA, is a member of the senior investment committee. Mr. Van Tuinen joined ICAP in 1995 and is responsible for the analysis and stock recommendations for the services, consumer staples, and transportation sectors.

Jeffrey A. Miller, vice president and member of the senior investment committee, joined ICAP in 1999. Mr. Miller is a Chartered Financial Analyst, and is responsible for the analysis and stock recommendations for the technology sector.


Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2006, Westwood had approximately $5.3 billion in assets under management. Susan M. Byrne, Chief Investment Officer and Chairman of the Board of Directors of Westwood since 1983, has over 30 years of experience as a securities analyst and portfolio manager. Ms. Byrne has been primarily responsible for the day-to-day management of Westwood's share of the fund's assets since July 1, 2000.

SSgA FM is located at One Lincoln Street, Boston, Massachusetts 02111, and is an affiliate of State Street Bank and Trust Company. As of September 30, 2006, SSgA FM had approximately $130 billion in assets under management and is part of a group of companies that manages approximately $1.6 trillion. SSgA FM uses a team approach in its management of its share of the fund's assets. James M. Johnson, CFA, is a Principal of SSgA FM and a Senior Portfolio Manager for the U.S. Active Quantitative Equity Team and is the portfolio manager who is primarily responsible for the day-to-day management of the fund's assets allocated to SSgA FM. He has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Mr. Johnson began his investment career in 1990 as a quantitative analyst and has been a portfolio manager since 1998. Prior to joining SSgA FM in 2005, when he began managing this fund, he managed a market neutral hedge fund and mutual fund portfolios for American Express Financial Advisors. Mr. Johnson holds a degree in Music Engineering Technology and a minor in Electrical Engineering from The University of Miami. He also holds an M.B.A. in Finance from the University of Minnesota Carlson School of Business. Mr. Johnson earned the Chartered Financial Analyst designation in 1995. SSgA FM (or its predecessor in interest), have held their fund responsibilities since October 10, 2000.

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UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS. GE Asset Management Incorporated
("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA FM") serve as investment advisors for UBS PACE Large Co Growth Equity Investments. GEAM is located at 3001 Summer Street, Stamford, Connecticut 06904. GEAM, established in 1988, is a wholly owned subsidiary of General Electric Company and is considered one of the largest independent managers of institutional assets in the US. As of September 30, 2006, GEAM had approximately $185.7 billion in assets under management. David B. Carlson is primarily responsible for the day-to day management of the fund's assets allocated to GEAM. Mr. Carlson is a executive vice president and portfolio manager and has been with GEAM since 1982. GEAM has held its fund responsibilities since September 2002.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and is a wholly owned indirect subsidiary of Bank of America Corporation. As of September 30, 2006, Marsico had approximately $73 billion in assets under management. Thomas F. Marsico is the Chief Investment Officer of Marsico and has been primarily responsible for the day-to-day management of Marsico's portion of the fund since 2002. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager and has been with Marsico since 1997.

SSgA FM is located at One Lincoln Street, Boston, Massachusetts 02111, and is an affiliate of State Street Bank and Trust Company. As of September 30, 2006, SSgA FM had approximately $130 billion in assets under management and is part of a group of companies that manages approximately $1.6 trillion. SSgA FM uses a team approach in its management of its share of the fund's assets. Nick de Peyster, CFA is the portfolio manager who is primarily responsible for the day-to-day management of the Fund's assets allocated to SSgA FM. He is a Principal of State Street Global Advisors and a Senior Portfolio Manager for the US Active Quantitative Equity Team. He has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Mr. de Peyster began his investment career in 1989 and has been a portfolio manager since 1992. Prior to joining SSgA FM in 2004, when he began managing this fund, he managed investment portfolios for Morley Fund Management and Assurant. SSgA FM (or its predecessor in interest), have held their fund responsibilities since October 10, 2000.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS. Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management ("Opus") serve as investment advisors for UBS PACE Small/Medium Co Value Equity Investments. Ariel is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Ariel is an investment manager with approximately $16.3 billion in assets under management as of September 30, 2006. John W. Rogers, Jr. is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and has held his responsibilities since September 2002. He founded Ariel in 1983 and serves as its chairman and chief investment officer. He has served as the portfolio manager for all small cap portfolios since 1983 and all mid cap portfolios since 2002. Ariel has held fund responsibilities since October 1999.

MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. MetWest Capital is an investment manager with approximately $6.1 billion in assets under management as of September 30, 2006. MetWest Capital was founded in 1997 and has held its investment management responsibilities for the fund since October 2005. Gary W. Lisenbee has served as the portfolio manager for the fund since that time. He has been the President of MetWest Capital since 1997. Mr. Lisenbee has over 33 years of investment industry experience.

Opus is located at 1 West Fourth Street, 25th Floor, Cincinnati, Ohio 45202. Opus, an investment


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manager founded in 1996, has approximately $1.05 billion in assets under management as of September 30, 2006. Opus has provided portfolio management services for the fund since October 2005. Opus uses a team approach. Len Haussier is the lead portfolio manager and is joined on the Investment Committee by Kevin P. Whelan and Jonathon M. Detter who serve as assistant portfolio managers. All members of the Investment Committee are generalists who assist in the day-to-day management of the fund; all members are responsible for identifying new opportunities as well as monitoring the current portfolio. Len A. Haussler has served as the fund's portfolio manager since October 2005. He has been the President of Opus since 1996.


Kevin P. Whelan has been the Vice President of Opus since 1998. Mr. Whelan serves as an assistant portfolio manager, and has been co-managing this fund since October 2005.

Jonathon M. Detter is a Research Analyst at Opus and serves as an assistant portfolio manager. Mr. Detter has been co-managing this fund since October 2005. Prior to joining Opus in 2003, Mr. Detter was employed at Valuation Research Company in 2002 and Arthur Andersen LLP in 2001 where he performed valuation work for public and private companies.


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS. Delaware Management Company (a series of Delaware Management Business Trust), ForstmannLeff ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") serve as investment advisors for UBS PACE Small/Medium Co Growth Equity Investments. Delaware Management Company is located at One Commerce Square, Philadelphia, Pennsylvania 19103. Delaware Management Company and its predecessors have been managing funds for affiliated organizations in the financial services industry, including insurance and investment management, since 1938 and has held its investment management responsibilities for the fund since December 1996. As of September 30, 2006, Delaware Management Company and its investment advisory affiliates had over $153 billion in assets under management.

Delaware Management Company uses a team approach in managing its portion of the fund's shares. Marshall Bassett acts as the Chief Investment Officer of the Emerging Growth team. He is responsible for the overall portfolio allocation of the Emerging Growth team. He also serves as a portfolio manager and analyst co-covering consumer and retail stocks with Lori Wachs. Mr. Bassett is responsible for identifying consumer and retail stocks for the fund as well as ongoing monitoring of these securities. He has held fund responsibilities since March 1997.


Lori Wachs serves as a portfolio manager and analyst co-covering consumer and retail stocks with Marshall Bassett. Lori is responsible for identifying consumer and retail stocks for the fund as well as ongoing monitoring of these securities. She has held fund responsibilities since December 1996.

Steve Lampe serves as a portfolio manager and analyst covering financial services and health care stocks. Steve is responsible for identifying financial and health care stocks for the fund as well as ongoing monitoring of these securities. He works in conjunction with Matt Todorow when selecting health care stocks. He has held fund responsibilities since January 1998.

Matt Todorow serves as a portfolio manager and analyst co-covering health care stocks. Matt is responsible for identifying health care stocks for the fund as well as ongoing monitoring of these securities. He works in conjunction with Steve Lampe when selecting health care stocks. He has held fund responsibilities since December 2003.

Steve Catricks serves as a portfolio manager and analyst covering technology stocks. Steve is responsible for identifying technology stocks for the fund as well as ongoing monitoring of these securities. He has held fund responsibilities since November 2001.

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Chris Holland serves as a portfolio manager and analyst covering business services stocks. Chris is responsible for identifying business services stocks for the fund as well as ongoing monitoring of these securities. He has held fund responsibilities since November 2001.

Barry Gladstein serves as a portfolio manager and analyst who is responsible for identifying securities that are outside the four main sectors the Emerging Growth Team follows. His responsibilities include the monitoring of and the compliance with fund risk guidelines. He has held fund responsibilities since June 2000.


Rudy Torrijos III serves as a portfolio manager and focuses on the technology sector in the fund's portfolio. He has held his fund responsibilities since he joined Delaware Management Company in 2005. Previously, he was a technology analyst at Fiduciary Trust Co., International, where he was responsible for sector management of technology stocks for small-cap equity products since 2003. From 1997 to 2002, Mr. Torrijos worked for Neuberger Berman Growth Group, first as an analyst and then as a fund manager.


ForstmannLeff is located at 590 Madison Avenue, 39th Floor, New York, New York 10022. Forstmann-Leff is an investment manager with approximately $2 billion in assets under management as of September 30, 2006. ForstmannLeff is majority owned by Angelo, Gordon & Co., a privately-held investment management firm. The small/medium cap investment team joined ForstmannLeff in 2004 from Credit Suisse Asset Management, where it managed the same strategy since 1999, when Warburg Pincus merged into Credit Suisse Asset Management. The core team has been together for seven years throughout various organizational changes, and is currently responsible for approximately $1 billion in three strategies: small/medium cap growth, small cap growth, and harbinger of growth. Beth Dater (chief investment officer) and Sammy Oh (senior portfolio manager and senior research analyst), who have been the fund's portfolio managers since October 2005, are jointly and primarily responsible for the day-to-day management of the fund's assets allocated to ForstmannLeff and lead the six-person investment team.

ForstmannLeff employs a team approach with specific individual members of the team having final authority and ultimate accountability for specific phases of the process. As senior portfolio manager, Sammy Oh, who reports to Beth Dater, is responsible for implementing the team's investment decisions. Beth Dater is the team's chief investment officer, providing crucial leadership by simultaneously challenging and encouraging each member of the team to find incremental opportunities while avoiding uncompensated risks. All members of the team, including the aforementioned individuals, conduct fundamental research to identify investment candidates and to participate in the portfolio construction process.

Beth Dater is Chief Investment Officer for ForstmannLeff's Growth Equity team. Her career in investment management spans 30 years. She became a Managing Director at Warburg Pincus Asset Management (WPAM) in 1980 and was named that firm's Director of Research in 1986. She was with Credit Suisse Asset Management
(CSAM) from 2000-2003, and joined ForstmannLeff in 2004.

Sammy Oh is portfolio manager and analyst specializing in small, smid cap and emerging growth US equity portfolios. He was with ForstmannLeff from 1993-1995 and rejoined the firm in 2004 from Credit Suisse Asset Management (CSAM), where he was also a managing director.

Riverbridge is located at 801 Nicollet Mall, Suite 600, Minneapolis, Minnesota 55402. Riverbridge is an investment manager with approximately $890 million in assets under management as of September 30, 2006. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. The firm is 100% employee owned. Mark Thompson leads a five-person investment team, four of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July of 1987.



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UBS Global Asset Management                                                  123

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UBS PACE INTERNATIONAL EQUITY INVESTMENTS. Mondrian Investment Partners
Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") serve as investment advisors for UBS PACE International Equity Investments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian is controlled by members of Mondrian's management. Mondrian was purchased from Lincoln Financial Group in September 2004, by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2006, Mondrian managed over $48 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.


Mondrian utilizes a team approach to investment management. Portfolio managers/analysts are responsible for research in the areas/sectors they cover. They provide input to their respective Regional Research Director, and the Regional Research Director then presents that input, along with the portfolio managers/analysts' recommendations, to the Equity Strategy Committee, where it is reviewed and critiqued. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Nigel G. May, Hugh A. Serjeant, and Emma R.E. Lewis, is jointly and primarily responsible for making the day-to-day investment decisions for the fund.


Mr. May joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He is currently Joint-Chief Investment Officer-Developed Equity Markets. Mr. Serjeant joined Mondrian in 1995 and is currently Director of Regional Research. Mr. May and Mr. Serjeant have served as portfolio managers for the fund since 2004. Ms. Lewis joined Mondrian in 1995 and is currently a senior portfolio manager. She has served as a portfolio manager for the fund since 2004.

J.P. Morgan is located at 522 Fifth Avenue, New York, NY 10036 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2006, J.P. Morgan and its affiliates had over $935 billion in assets under management.


Beltran Lastra and Jaco Venter are jointly and primarily responsible for the day-to-day management of the fund. An employee since 1996, Mr. Lastra is head of International Structured Equity at J.P. Morgan and has served as portfolio manager of the fund since April 2004. Mr. Venter joined the firm in 1999 as a quantitative research analyst and has served as a portfolio manager of the fund since December 2004.


Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES, Scotland, UK. Founded in 1881, Martin Currie is an independent, employee-owned company with an investment focus. Current and former directors and staff own 100% of the company, and around two-thirds of the 200 employees hold equity in the business. Chief investment officer James Fairweather is the product manager for the company's EAFE (i.e., Europe, Australasia and Far
East) portfolios. James Fairweather joined Martin Currie in 1984 and has served as the fund's portfolio manager since 1995. His role reflects the importance of international accounts to Martin Currie's business. As of September 30, 2006, Martin Currie and its affiliates had $22.5 billion in assets under management.


UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Mondrian Investment Partners Limited ("Mondrian") and Gartmore Global Partners ("GGP") serve as investment advisors for UBS PACE International Emerging Markets Equity Investments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian Investment Partners Limited is controlled

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by members of Mondrian's management. Formerly known as Delaware International
Advisers Ltd., Mondrian was purchased from Lincoln Financial Group in September 2004, by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2006, Mondrian managed over $48 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.


Mondrian utilizes a team approach to investment management. Currently there are six portfolio managers on the dedicated emerging markets team. Four other investment professionals directly contribute as analysts to the team on a regular basis. The team conducts its own research, while also drawing on the research resources of the firm's other investment professionals, particularly in the Pacific Basin.

All portfolio managers have research specialties and are responsible for supplying research for the countries they cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. The members of the team rely on each other's expertise when constructing a portfolio. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.


A team of individuals, currently including Robert Akester, Ginny Chong and Gregory Halton is jointly and primarily responsible for making the day-to-day investment decisions for the fund.

Mr. Akester joined Mondrian in 1996, assuming portfolio management responsibilities as well as sharing analytical responsibilities for international equities. He has served as a portfolio manager for the fund since 2004 and is currently a senior portfolio manager. Ms. Chong joined Mondrian in 2000 and has served as a portfolio manager for the fund since 2004. Mr. Halton joined Mondrian in 2004 and has served as a portfolio manager for the fund since July 2006.

GGP is located at 1200 River Road, Conschocken, Pennsylvania 19428. GGP offers international investment capabilities on behalf of Gartmore Investment Management plc. ("Gartmore") to the US institutional marketplace. On May 25, 2006, Hellman & Friedman LLC ("H&F"), a U.S. based private equity firm, announced that it, together with members of senior management of Gartmore, had reached an agreement to acquire Gartmore's UK, European, Japanese and Latin American business divisions from Nationwide Mutual Insurance Company. The acquisition was effected on September 29, 2006. H&F now owns approximately a 50% equity stake in Gartmore, and members of Gartmore's senior management now own the remaining stake. GGP is the US business division and a wholly owned subsidiary of Gartmore Investment Management plc. Gartmore Investment Management plc has $43.8 billion in net assets under management as of September 30, 2006.

GGP takes a team approach to portfolio construction allowing investors to benefit from the skills of the entire team. Christopher Palmer is the portfolio manager primarily responsible for the day-to-day management of the fund. He has managed the fund since June 2006 and also previously managed the fund from August 2002 to July 2003. Mr. Palmer is head of the Global Emerging Markets Team.


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Mr. Palmer joined GGP in 1995 as an Investment Manager in the Pacific & Emerging
Markets Equity Team. Prior to joining GGP, Mr. Palmer was with Bear Stearns &
Co. Inc., where he was a senior counterparty credit risk officer with extensive responsibilities for hedge fund counterparty risk.


UBS PACE REAL ESTATE SECURITIES INVESTMENTS.


Goldman Sachs Asset Management, L.P. ("GSAM"), 32 Old Slip, 17th Floor, New York, NY 10005, serves as the Fund's investment advisor. As of September 30, 2006, GSAM had approximately $576.4 billion in assets under management. GSAM primarily advises mutual funds, pension plans, corporations, governments, financial institutions, endowments and foundations.


GSAM employs a bottom-up investment process focusing on fundamental research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.


GSAM uses a team approach in its investment management decisions. GSAM's Global Property Securities Team is led by Mark Howard-Johnson and David Kruth, each of whom have nearly 20 years of property-centric investment experience, and consists of 20 professionals in 5 regional teams across the world. Messrs. Howard-Johnson and Kruth are jointly and primarily responsible for the day-to-day management of the fund since its inception.


Mark Howard-Johnson joined GSAM in 1998 to assist in the launch of the Goldman Sachs Real Estate Securities Strategy. He serves as co-head of the real estate securities team at GSAM. Prior to joining GSAM, Mr. Howard-Johnson worked for two years as a Director, Partner and Senior Equity Analyst at Boston Financial on the Pioneer Real Estate Securities Fund, where he was responsible for all analysis and stock recommendations for the fund. For two years previous to this, Mr. Howard-Johnson worked at The Penobscot Group, Inc., as an analyst, specializing in office, industrial and retail companies. Penobscot is considered one of the preeminent bottom-up, independent research shops in the real estate securities field. Mr. Howard-Johnson's other experience includes 11 years in the real estate finance field, as a lender, a mortgage broker and a disposition specialist.

David Kruth joined GSAM in April 2005 as co-portfolio manager on the US and Global Property Securities Strategies. Prior to joining GSAM, Mr. Kruth worked for nearly eight years at Citigroup and AllianceBernstein as portfolio manager and senior equity analyst for global real estate securities funds. For nine years prior to this, he worked at Lend Lease Real Estate Investments (a/k/a The Yarmouth Group) as an investment analyst and portfolio manager where he made investments in commercial and retail property directly and through private operating companies.

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS.


Analytic Investors, Inc. ("Analytic Investors"), 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as the fund's investment adviser. As of September 30, 2006, Analytic Investors had approximately $7.6 billion in assets under management. Analytic Investors was founded in 1970 and has served as the fund's investment adviser since inception.

Analytic Investors utilizes a team portfolio management approach. A team of investment professionals at Analytic Investors serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of the fund. Gregory McMurran and Dennis Bein oversee the team regarding the management of the fund. Under Mr. McMurran's direction, Robert Murdock serves as lead portfolio manager for futures based strategies and Scott Barker serves as lead portfolio manager for options based strategies. Under Mr. Bein's direction, Douglas Savarese served as lead portfolio manager for global equity strategies from inception through July 31 2006. Due to the growing needs of Analytic Investors, effective August 1, 2006, Doug is the lead portfolio manager for Japanese equity strategies. David Krider serves as lead portfolio manager for global equity strategies effective August 1, 2006. Harindra de Silva heads the research efforts on behalf of the fund.


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Gregory M. McMurran, Chief Investment Officer and Portfolio Manager, joined
Analytic Investors in 1976. Dennis Bein, Chief Investment Officer and a Portfolio Manager, joined Analytic Investors in 1995 and has 16 years of industry experience. Robert Murdock, portfolio manager, joined Analytic Investors in 1997 and has 16 years of industry experience. Scott Barker, portfolio manager, joined Analytic Investors in 1995 and has 12 years of industry experience. Douglas Savarese, portfolio manager, joined Analytic Investors in 1999 and has 19 years of industry experience. David Krider, portfolio manager, joined Analytic Investors in June 2005 and has 5 years of industry experience. Prior to joining the firm, David was founder and Chief Technology Officer (1996 - 2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a Research Associate at First Quadrant before leaving to start his own firm. Harindra de Silva, President and portfolio manager, joined Analytic Investors in 1995, and has 20 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception, with the exception of Messrs. Savarese and Krider.

Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2006, Wellington Management had investment management authority with respect to approximately $544 billion in assets. Wellington Management has served as the fund's investment advisor since its inception.


Wellington Management uses a team approach in its investment management decisions. Scott M. Elliott, Evan S. Grace, CFA, John R. Roberts and Trond Skramstad are primarily responsible for the day-to-day management of the fund.


Mr. Elliott, Senior Vice President and Director of Asset Allocation Strategies, is the portfolio manager responsible for making asset allocation decisions for the fund. He joined Wellington Management as an investment professional in 1994.

Mr. Grace, Vice President and Director of Asset Allocation Research, joined the firm as an investment professional in 2003. Mr. Grace is responsible for portfolio management and investment analysis relating to asset allocation decisions for the fund. Prior to joining the firm, Mr. Grace headed both the Equity Quantitative Research Group and the Asset Allocation Portfolio Management team at State Street Research from 1993 to 2003.


Mr. Roberts, Vice President and Equity Portfolio Manager, is responsible for portfolio management and securities analysis with respect to the equity portion of the fund's portfolio. Mr. Roberts joined Wellington Management as an investment professional in 1994.

Mr. Skramstad, Senior Vice President and Co-Director of International Equity Management, is the portfolio manager responsible for the equity portion of the fund. He joined Wellington Management as an investment professional in 1993.

Each of the fund's portfolio managers have served as such since the fund's inception.


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Dividends and taxes


DIVIDENDS

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS, UBS PACE STRATEGIC FIXED INCOME INVESTMENTS, UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS, UBS PACE GLOBAL FIXED INCOME INVESTMENTS AND UBS PACE HIGH YIELD INVESTMENTS normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS, UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS, UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS, UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS, UBS PACE INTERNATIONAL EQUITY INVESTMENTS, UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS, UBS PACE REAL ESTATE SECURITIES INVESTMENTS AND UBS PACE ALTERNATIVE STATEGIES INVESTMENTS normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the funds through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

TAXES

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular Federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.


When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another fund the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.


Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you annually how you should treat its dividends for tax purposes.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.


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-    Note that distributions of earnings from dividends paid by certain
     "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 28% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with their own tax advisor. There is additional information on taxes in the funds' Statement of Additional Information.

Disclosure of portfolio holdings


Each equity series of the Trust will generally post on UBS Global AM's Web site at http://www.ubs.com/globalam, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-quarter end, 25 days after the end of the calendar quarter.

Each fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. Each fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568. Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.



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Financial highlights


The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).


No financial highlights are shown for UBS PACE Real Estate Investments, which is expected to commence investment operations on or about November 30, 2006.


The information in the financial highlights has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' Annual Report to Shareholders. The Annual Report may be obtained without charge by calling toll free 1-800-647 1568.


UBS PACE Government Securities Fixed Income Investments



                                                                                   CLASS A
                                                            ----------------------------------------------------
                                                                        FOR THE YEARS ENDED JULY 31,
                                                            ----------------------------------------------------
                                                              2006       2005       2004+      2003       2002
                                                            --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                          $  13.20   $  13.05   $  12.81   $  13.08   $  12.84
                                                            --------   --------   --------   --------   --------
Net investment income                                           0.51       0.34       0.26       0.33       0.64
Net realized and unrealized gains (losses)
   from investment activities                                  (0.31)      0.17       0.34      (0.18)      0.29
                                                            --------   --------   --------   --------   --------
Net increase from operations                                    0.20       0.51       0.60       0.15       0.93
                                                            --------   --------   --------   --------   --------
Dividends from net investment income                           (0.53)     (0.36)     (0.36)     (0.42)     (0.64)
Distributions from net realized gains from
   investment activities                                       (0.16)        --         --         --      (0.05)
                                                            --------   --------   --------   --------   --------
Total dividends and distributions                              (0.69)     (0.36)     (0.36)     (0.42)     (0.69)
                                                            --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                                $  12.71   $  13.20   $  13.05   $  12.81   $  13.08
                                                            ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(1)                                      1.61%      3.97%      4.75%      1.13%      7.47%
                                                            ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                             $114,663   $140,734   $159,227   $190,933   $213,835
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager             1.11%      1.08%      1.08%      1.04%      0.96%
Expenses to average net assets, before fee waivers and/or
   expense reimbursements by manager                            1.17%      1.17%      1.20%      1.20%      1.15%
Net investment income to average net assets                     3.97%      2.54%      2.08%      2.57%      4.92%
Portfolio turnover                                               575%       665%       805%       741%       369%



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
                                                                               CLASS B
                                                            --------------------------------------------
                                                                    FOR THE YEARS ENDED JULY 31,
                                                            --------------------------------------------
                                                             2006     2005     2004+     2003      2002
                                                            ------   ------   ------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                          $13.20   $13.05   $12.81   $ 13.08   $ 12.83
                                                            ------   ------   ------   -------   -------
Net investment income                                         0.40     0.22     0.14      0.23      0.53
Net realized and unrealized gains (losses)
   from investment activities                                (0.29)    0.19     0.36     (0.18)     0.31
                                                            ------   ------   ------   -------   -------
Net increase from operations                                  0.11     0.41     0.50      0.05      0.84
                                                            ------   ------   ------   -------   -------
Dividends from net investment income                         (0.43)   (0.26)   (0.26)    (0.32)    (0.54)
Distributions from net realized gains from
   investment activities                                     (0.16)      --       --        --     (0.05)
                                                            ------   ------   ------   -------   -------
Total dividends and distributions                            (0.59)   (0.26)   (0.26)    (0.32)    (0.59)
                                                            ------   ------   ------   -------   -------
NET ASSET VALUE, END OF YEAR                                $12.72   $13.20   $13.05   $ 12.81   $ 13.08
                                                            ======   ======   ======   =======   =======
TOTAL INVESTMENT RETURN(1)                                    0.92%    3.17%    3.94%     0.34%     6.63%
                                                            ======   ======   ======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                             $2,776   $4,273   $8,373   $15,056   $16,966
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager           1.86%    1.84%    1.84%     1.82%     1.76%
Expenses to average net assets, before fee waivers and/or
   expense reimbursements by manager                          1.93%    1.93%    1.95%     1.94%     1.90%
Net investment income to average net assets                   3.20%    1.69%    1.33%     1.79%     4.12%
Portfolio turnover                                             575%     665%     805%      741%      369%

                                                                                CLASS C
                                                            -----------------------------------------------
                                                                      FOR THE YEARS ENDED JULY 31,
                                                            -----------------------------------------------
                                                              2006      2005     2004+      2003      2002
                                                            -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                          $ 13.21   $ 13.06   $ 12.82   $ 13.09   $ 12.84
                                                            -------   -------   -------   -------   -------
Net investment income                                          0.45      0.27      0.19      0.26      0.57
Net realized and unrealized gains (losses)
   from investment activities                                 (0.32)     0.17      0.34     (0.18)     0.30
                                                            -------   -------   -------   -------   -------
Net increase from operations                                   0.13      0.44      0.53      0.08      0.87
                                                            -------   -------   -------   -------   -------
Dividends from net investment income                          (0.46)    (0.29)    (0.29)    (0.35)    (0.57)
Distributions from net realized gains from
   investment activities                                      (0.16)       --        --        --     (0.05)
                                                            -------   -------   -------   -------   -------
Total dividends and distributions                             (0.62)    (0.29)    (0.29)    (0.35)    (0.62)
                                                            -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                                $ 12.72   $ 13.21   $ 13.06   $ 12.82   $ 13.09
                                                            =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN(1)                                     1.09%     3.40%     4.18%     0.59%     6.99%
                                                            =======   =======   =======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                             $30,338   $36,372   $41,707   $50,245   $56,849
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager            1.62%     1.62%     1.62%     1.57%     1.48%
Expenses to average net assets, before fee waivers and/or
   expense reimbursements by manager                           1.75%     1.74%     1.78%     1.77%     1.73%
Net investment income to average net assets                    3.45%     2.00%     1.54%     2.04%     4.40%
Portfolio turnover                                              575%      665%      805%      741%      369%

                                                                               CLASS Y
                                                            ---------------------------------------------
                                                                     FOR THE YEARS ENDED JULY 31,
                                                            ---------------------------------------------
                                                             2006      2005     2004+     2003      2002
                                                            ------   -------   -------   ------   -------
NET ASSET VALUE, BEGINNING OF YEAR                          $13.20   $ 13.05   $ 12.80   $13.07   $ 12.84
                                                            ------   -------   -------   ------   -------
Net investment income                                         0.55      0.38      0.29     0.37      0.68
Net realized and unrealized gains (losses)
   from investment activities                                (0.30)     0.17      0.36    (0.18)     0.29
                                                            ------   -------   -------   ------   -------
Net increase from operations                                  0.25      0.55      0.65     0.19      0.97
                                                            ------   -------   -------   ------   -------
Dividends from net investment income                         (0.57)    (0.40)    (0.40)   (0.46)    (0.69)
Distributions from net realized gains from
   investment activities                                     (0.16)       --        --       --     (0.05)
                                                            ------   -------   -------   ------   -------
Total dividends and distributions                            (0.73)    (0.40)    (0.40)   (0.46)    (0.74)
                                                            ------   -------   -------   ------   -------
NET ASSET VALUE, END OF YEAR                                $12.72   $ 13.20   $ 13.05   $12.80   $ 13.07
                                                            ======   =======   =======   ======   =======
TOTAL INVESTMENT RETURN(1)                                    1.97%     4.24%     5.12%    1.46%     7.77%
                                                            ======   =======   =======   ======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                             $8,460   $10,069   $10,441  $16,466   $19,250
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager           0.81%     0.76%     0.76%    0.72%     0.64%
Expenses to average net assets, before fee waivers and/or
   expense reimbursements by manager                          0.84%     0.85%     0.88%    0.88%     0.80%
Net investment income to average net assets                   4.27%     2.88%     2.41%    2.89%     5.32%
Portfolio turnover                                             575%      665%      805%     741%      369%


----------


+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No.133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income to average net assets by 0.05%, 0.04%, 0.05% and 0.04% on Class A, Class B, Class C and Class Y, respectively.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  131

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments


Financial highlights (continued)



                                                                           CLASS A
                                                      --------------------------------------------------
                                                                 FOR THE YEARS ENDED JULY 31,
                                                      --------------------------------------------------
                                                        2006      2005      2004      2003     2002 DEG.
                                                      -------   -------   -------   --------   ---------
NET ASSET VALUE, BEGINNING OF YEAR                    $ 11.44   $ 11.51   $ 11.46   $  11.13   $  12.32
                                                      -------   -------   -------   --------   --------
Net investment income                                    0.38@     0.34@     0.29       0.33       0.75
Net realized and unrealized gains (losses)
   from investment activities                           (0.17)    (0.07)     0.06       0.34      (1.19)
                                                      -------   -------   -------   --------   --------
Net increase (decrease) from operations                  0.21      0.27      0.35       0.67      (0.44)
Dividends from net investment income                    (0.38)    (0.34)    (0.30)     (0.34)     (0.75)
                                                      -------   -------   -------   --------   --------
NET ASSET VALUE, END OF YEAR                          $ 11.27   $ 11.44   $ 11.51   $  11.46   $  11.13
                                                      =======   =======   =======   ========   ========
TOTAL INVESTMENT RETURN(1)                               1.90%     2.38%     3.08%      6.05%     (3.90)%
                                                      =======   =======   =======   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $59,884   $75,331   $90,732   $113,500   $129,520
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager      1.06%     1.07%     1.07%      1.03%      0.96%
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager              1.10%     1.09%     1.13%      1.14%      1.10%
Net investment income to average net assets              3.36%     2.93%     2.52%      2.86%      6.14%
Portfolio turnover                                        349%      221%      299%       294%       121%



--------------------------------------------------------------------------------
132                                                  UBS Global Asset Management

                                                                         CLASS B
                                                      ---------------------------------------------
                                                               FOR THE YEARS ENDED JULY 31,
                                                      ---------------------------------------------
                                                       2006     2005     2004     2003    2002 DEG.
                                                      ------   ------   ------   ------   ---------
NET ASSET VALUE, BEGINNING OF YEAR                    $11.46   $11.53   $11.47   $11.15   $ 12.33
                                                      ------   ------   ------   ------   -------
Net investment income                                   0.28@    0.24@    0.21     0.24      0.65
Net realized and unrealized gains (losses)
   from investment activities                          (0.15)   (0.06)    0.06     0.33     (1.18)
                                                      ------   ------   ------   ------   -------
Net increase (decrease) from operations                 0.13     0.18     0.27     0.57     (0.53)
Dividends from net investment income                   (0.30)   (0.25)   (0.21)   (0.25)    (0.65)
                                                      ------   ------   ------   ------   -------
NET ASSET VALUE, END OF YEAR                          $11.29   $11.46   $11.53   $11.47   $ 11.15
                                                      ======   ======   ======   ======   =======
TOTAL INVESTMENT RETURN(1)                              1.13%    1.60%    2.37%    5.13%    (4.57)%
                                                      ======   ======   ======   ======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $  637   $1,458   $4,712   $9,871   $11,626
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager     1.80%    1.81%    1.81%    1.79%     1.74%
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager             1.89%    1.87%    1.85%    1.87%     1.82%
Net investment income to average net assets             2.56%    2.15%    1.75%    2.10%     5.35%
Portfolio turnover                                       349%     221%     299%     294%      121%

                                                                          CLASS C
                                                      ----------------------------------------------
                                                               FOR THE YEARS ENDED JULY 31,
                                                      ----------------------------------------------
                                                       2006     2005     2004      2003    2002 DEG.
                                                      ------   ------   ------   -------   ---------
NET ASSET VALUE, BEGINNING OF YEAR                    $11.46   $11.53   $11.48   $ 11.15   $ 12.33
                                                      ------   ------   ------   -------   -------
Net investment income                                   0.32@    0.28@    0.24      0.27      0.69
Net realized and unrealized gains (losses)
   from investment activities                          (0.17)   (0.06)    0.05      0.34     (1.19)
                                                      ------   ------   ------   -------   -------
Net increase (decrease) from operations                 0.15     0.22     0.29      0.61     (0.50)
Dividends from net investment income                   (0.33)   (0.29)   (0.24)    (0.28)    (0.68)
                                                      ------   ------   ------   -------   -------
NET ASSET VALUE, END OF YEAR                          $11.28   $11.46   $11.53   $ 11.48   $ 11.15
                                                      ======   ======   ======   =======   =======
TOTAL INVESTMENT RETURN(1)                              1.30%    1.87%    2.56%     5.49%    (4.31)%
                                                      ======   ======   ======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $5,301   $7,684   $9,583   $12,281   $15,508
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager     1.55%    1.56%    1.56%     1.53%     1.47%
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager             1.59%    1.59%    1.61%     1.63%     1.58%
Net investment income to average net assets             2.86%    2.44%    2.03%     2.37%     5.63%
Portfolio turnover                                       349%     221%     299%      294%      121%

                                                                         CLASS Y
                                                      ---------------------------------------------
                                                               FOR THE YEARS ENDED JULY 31,
                                                      ---------------------------------------------
                                                       2006     2005     2004     2003    2002 DEG.
                                                      ------   ------   ------   ------   ---------
NET ASSET VALUE, BEGINNING OF YEAR                    $11.45   $11.52   $11.47   $11.14    $12.33
                                                      ------   ------   ------   ------    ------
Net investment income                                   0.41@    0.37@    0.34     0.36      0.78
Net realized and unrealized gains (losses)
   from investment activities                          (0.17)   (0.07)    0.04     0.34     (1.19)
                                                      ------   ------   ------   ------    ------
Net increase (decrease) from operations                 0.24     0.30     0.38     0.70     (0.41)
Dividends from net investment income                   (0.41)   (0.37)   (0.33)   (0.37)    (0.78)
                                                      ------   ------   ------   ------    ------
NET ASSET VALUE, END OF YEAR                          $11.28   $11.45   $11.52   $11.47    $11.14
                                                      ======   ======   ======   ======    ======
TOTAL INVESTMENT RETURN(1)                              2.17%    2.66%    3.34%    6.32%    (3.64)%
                                                      ======   ======   ======   ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $1,074   $1,108   $1,246   $1,730    $2,589
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager     0.80%    0.81%    0.81%    0.77%     0.71%
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager             0.83%    0.86%    0.87%    0.89%     0.84%
Net investment income to average net assets             3.63%    3.20%    2.79%    3.15%     6.39%
Portfolio turnover                                       349%     221%     299%     294%      121%


----------
@    Calculated using the average month-end shares outstanding for the year.

DEG. Investment advisory functions for this Portfolio were transferred from Metropolitan West Asset Management, LLC to BlackRock Financial Management, Inc. on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  133

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Strategic Fixed Income Investments


Financial highlights (continued)



                                                                     CLASS A
                                              -------------------------------------------------
                                                         FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------
                                               2006        2005      2004**     2003      2002
                                              -------    -------    -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 13.89    $ 13.88    $ 13.44   $ 13.16   $ 12.91
                                              -------    -------    -------   -------   -------
Net investment income                            0.60@      0.45@      0.36@     0.57@     0.58@
Net realized and unrealized gains (losses)
   from investment activities                   (0.59)      0.35       0.44      0.25      0.25
                                              -------    -------    -------   -------   -------
Net increase (decrease) from operations          0.01       0.80       0.80      0.82      0.83
                                              -------    -------    -------   -------   -------
Dividends from net investment income            (0.62)     (0.46)     (0.36)    (0.54)    (0.58)
Distributions from net realized gains from
   investment activities                           --      (0.33)        --        --        --
Return of capital                               (0.02)        --         --        --        --
                                              -------    -------    -------   -------   -------
Total dividends, distributions and return
   of capital                                   (0.64)     (0.79)     (0.36)    (0.54)    (0.58)
                                              -------    -------    -------   -------   -------
NET ASSET VALUE, END OF YEAR                  $ 13.26    $ 13.89    $ 13.88   $ 13.44   $ 13.16
                                              =======    =======    =======   =======   =======
TOTAL INVESTMENT RETURN(1)                       0.06%      5.88%      6.00%     6.22%     6.55%
                                              =======    =======    =======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $20,735    $23,269    $24,587   $26,814   $26,242
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                 1.20%+     1.23%+     1.21%     1.21%     1.14%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.20%      1.23%      1.25%     1.25%     1.27%
Net investment income to average net assets      4.46%+     3.20%+     2.56%     4.13%     4.41%
Portfolio turnover                                196%       147%       185%      357%      375%



--------------------------------------------------------------------------------
134                                                  UBS Global Asset Management

                                                                    CLASS B
                                              ---------------------------------------------
                                                       FOR THE YEARS ENDED JULY 31,
                                              ---------------------------------------------
                                               2006      2005    2004**     2003      2002
                                              ------    ------   ------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $13.88    $13.88   $13.44   $ 13.15   $ 12.91
                                              ------    ------   ------   -------   -------
Net investment income                           0.48@     0.33@    0.25@     0.48@     0.48@
Net realized and unrealized gains (losses)
   from investment activities                  (0.56)     0.36     0.45      0.25      0.24
                                              ------    ------   ------   -------   -------
Net increase (decrease) from operations        (0.08)     0.69     0.70      0.73      0.72
                                              ------    ------   ------   -------   -------
Dividends from net investment income           (0.52)    (0.36)   (0.26)    (0.44)    (0.48)
Distributions from net realized gains from
   investment activities                          --     (0.33)      --        --        --
Return of capital                              (0.02)       --       --        --        --
                                              ------    ------   ------   -------   -------
Total dividends, distributions and return
   of capital                                  (0.54)    (0.69)   (0.26)    (0.44)    (0.48)
                                              ------    ------   ------   -------   -------
NET ASSET VALUE, END OF YEAR                  $13.26    $13.88   $13.88   $ 13.44   $ 13.15
                                              ======    ======   ======   =======   =======
TOTAL INVESTMENT RETURN(1)                     (0.68)%    5.06%    5.22%     5.52%     5.66%
                                              ======    ======   ======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $1,098    $2,175   $5,190   $11,227   $16,337
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                1.93%     1.94%    1.94%     1.93%     1.90%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   1.98%     1.96%    1.95%     1.95%     1.93%
Net investment income to average net assets     3.64%     2.45%    1.83%     3.49%     3.64%
Portfolio turnover                               196%      147%     185%      357%      375%

                                                                    CLASS C
                                              ----------------------------------------------
                                                       FOR THE YEARS ENDED JULY 31,
                                              ----------------------------------------------
                                               2006      2005     2004**     2003      2002
                                              ------    ------    ------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $13.89    $13.88    $13.44   $ 13.16   $ 12.91
                                              ------    ------    ------   -------   -------
Net investment income                           0.54@     0.38@     0.29@     0.50@     0.51@
Net realized and unrealized gains (losses)
   from investment activities                  (0.60)     0.35      0.44      0.25      0.25
                                              ------    ------    ------   -------   -------
Net increase (decrease) from operations        (0.06)     0.73      0.73      0.75      0.76
                                              ------    ------    ------   -------   -------
Dividends from net investment income           (0.55)    (0.39)    (0.29)    (0.47)    (0.51)
Distributions from net realized gains from
   investment activities                          --     (0.33)       --        --        --
Return of capital                              (0.02)       --        --        --        --
                                              ------    ------    ------   -------   -------
Total dividends, distributions and return
   of capital                                  (0.57)    (0.72)    (0.29)    (0.47)    (0.51)
                                              ------    ------    ------   -------   -------
NET ASSET VALUE, END OF YEAR                  $13.26    $13.89    $13.88   $ 13.44   $ 13.16
                                              ======    ======    ======   =======   =======
TOTAL INVESTMENT RETURN(1)                     (0.43)%    5.38%     5.49%     5.69%     6.01%
                                              ======    ======    ======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $6,280    $8,082    $8,960   $10,827   $13,325
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                1.68%+    1.70%+    1.70%     1.70%     1.65%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   1.68%     1.70%     1.71%     1.72%     1.70%
Net investment income to average net assets     3.97%+    2.73%+    2.08%     3.67%     3.90%
Portfolio turnover                               196%      147%      185%      357%      375%

                                                                  CLASS Y
                                              --------------------------------------------
                                                      FOR THE YEARS ENDED JULY 31,
                                              --------------------------------------------
                                               2006     2005     2004**     2003     2002
                                              ------   ------    ------    ------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $13.88   $13.87    $13.43    $13.16   $12.91
                                              ------   ------    ------    ------   ------
Net investment income                           0.65@    0.51@     0.40@     0.61@    0.61@
Net realized and unrealized gains (losses)
   from investment activities                  (0.59)    0.34      0.44      0.23     0.25
                                              ------   ------    ------    ------   ------
Net increase (decrease) from operations         0.06     0.85      0.84      0.84     0.86
                                              ------   ------    ------    ------   ------
Dividends from net investment income           (0.66)   (0.51)    (0.40)    (0.57)   (0.61)
Distributions from net realized gains from
   investment activities                          --    (0.33)       --        --       --
Return of capital                              (0.02)      --        --        --       --
                                              ------   ------    ------    ------   ------
Total dividends, distributions and return
   of capital                                  (0.68)   (0.84)    (0.40)    (0.57)   (0.61)
                                              ------   ------    ------    ------   ------
NET ASSET VALUE, END OF YEAR                  $13.26   $13.88    $13.87    $13.43   $13.16
                                              ======   ======    ======    ======   ======
TOTAL INVESTMENT RETURN(1)                      0.41%    6.25%     6.27%     6.39%    6.80%
                                              ======   ======    ======    ======   ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  716   $  959    $  527    $  551   $  342
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                0.85%    0.89%+    0.96%+    0.98%    0.89%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   0.85%    0.89%     0.96%     0.98%    0.99%
Net investment income to average net assets     4.79%    3.58%+    2.81%+    4.19%    4.65%
Portfolio turnover                               196%     147%      185%      357%     375%


----------
@    Calculated using the average month-end shares outstanding for the year.

+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all shares classes, and increase the ratio of net investment income to average net assets by 0.16%, 0.15%, 0.16% and 0.16% on Class A, Class B, Class C and Class Y, respectively.



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--------------------------------------------------------------------------------
UBS PACE Municipal Fixed Income Investments


Financial highlights (continued)



                                                                    CLASS A
                                              ----------------------------------------------------
                                                            FOR THE YEARS ENDED JULY 31,
                                              ----------------------------------------------------
                                               2006       2005       2004        2003       2002
                                              -------   --------   --------    --------   --------
NET ASSET VALUE, BEGINNING OF YEAR            $ 12.49   $  12.56   $  12.56    $  12.70   $  12.52
                                              -------   --------   --------    --------   --------
Net investment income                            0.39@      0.40@      0.39        0.45       0.51
Net realized and unrealized gains (losses)
   from investment activities                   (0.22)     (0.07)      0.00~      (0.14)      0.18
                                              -------   --------   --------    --------   --------
Net increase from operations                     0.17       0.33       0.39        0.31       0.69
Dividends from net investment income            (0.39)     (0.40)     (0.39)      (0.45)     (0.51)
                                              -------   --------   --------    --------   --------
NET ASSET VALUE, END OF YEAR                  $ 12.27   $  12.49   $  12.56    $  12.56   $  12.70
                                              =======   ========   ========    ========   ========
TOTAL INVESTMENT RETURN(1)                       1.42%      2.61%      3.09%       2.42%      5.62%
                                              =======   ========   ========    ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $99,169   $115,286   $131,888    $153,966   $167,685
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager                                    0.99%      0.96%      0.96%       0.93%      0.87%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.04%      1.03%      1.08%       1.06%      1.05%
Net investment income to average net assets      3.19%      3.12%      3.03%       3.49%      4.01%
Portfolio turnover                                 27%        35%        46%         42%        20%



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


                                                                CLASS B
                                              -------------------------------------------
                                                      FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------
                                               2006     2005     2004     2003      2002
                                              ------   ------   ------   ------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $12.49   $12.56   $12.56   $12.70   $ 12.52
                                              ------   ------   ------   ------   -------
Net investment income                           0.29@    0.30@    0.30     0.35      0.41
Net realized and unrealized gains (losses)
   from investment activities                  (0.21)   (0.07)   (0.01)   (0.14)     0.18
                                              ------   ------   ------   ------   -------
Net increase from operations                    0.08     0.23     0.29     0.21      0.59
Dividends from net investment income           (0.30)   (0.30)   (0.29)   (0.35)    (0.41)
                                              ------   ------   ------   ------   -------
NET ASSET VALUE, END OF YEAR                  $12.27   $12.49   $12.56   $12.56   $ 12.70
                                              ======   ======   ======   ======   =======
TOTAL INVESTMENT RETURN(1)                      0.65%    1.82%    2.31%    1.65%     4.81%
                                              ======   ======   ======   ======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  985   $2,665   $4,861   $7,870   $10,949
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager                                   1.74%    1.71%    1.71%    1.68%     1.62%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   1.80%    1.79%    1.83%    1.80%     1.80%
Net investment income to average net assets     2.43%    2.37%    2.28%    2.75%     3.26%
Portfolio turnover                                27%      35%      46%      42%       20%

                                                                   CLASS C
                                              ------------------------------------------------
                                                        FOR THE YEARS ENDED JULY 31,
                                              ------------------------------------------------
                                                2006      2005      2004       2003      2002
                                              -------   -------   -------    -------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 12.49   $ 12.56   $ 12.56    $ 12.70   $ 12.52
                                              -------   -------   -------    -------   -------
Net investment income                            0.33@     0.33@     0.32       0.38      0.44
Net realized and unrealized gains (losses)
   from investment activities                   (0.22)    (0.07)     0.00~     (0.14)     0.18
                                              -------   -------   -------    -------   -------
Net increase from operations                     0.11      0.26      0.32       0.24      0.62
Dividends from net investment income            (0.33)    (0.33)    (0.32)     (0.38)    (0.44)
                                              -------   -------   -------    -------   -------
NET ASSET VALUE, END OF YEAR                  $ 12.27   $ 12.49   $ 12.56    $ 12.56   $ 12.70
                                              =======   =======   =======    =======   =======
TOTAL INVESTMENT RETURN(1)                       0.91%     2.07%     2.56%      1.88%     5.07%
                                              =======   =======   =======    =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $17,315   $21,291   $25,191    $28,882   $30,776
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by manager                                    1.50%     1.48%     1.48%      1.45%     1.39%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.55%     1.55%     1.59%      1.56%     1.57%
Net investment income to average net assets      2.68%     2.61%     2.51%      2.96%     3.50%
Portfolio turnover                                 27%       35%       46%        42%       20%

                                                                CLASS Y
                                              -------------------------------------------
                                                       FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------
                                               2006     2005     2004      2003     2002
                                              ------   ------   ------    ------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $12.49   $12.56   $12.56    $12.70   $12.52
                                              ------   ------   ------    ------   ------
Net investment income                           0.43@    0.42@    0.41      0.48     0.54
Net realized and unrealized gains (losses)
   from investment activities                  (0.22)   (0.07)    0.00~    (0.14)    0.18
                                              ------   ------   ------    ------   ------
Net increase from operations                    0.21     0.35     0.41      0.34     0.72
Dividends from net investment income           (0.42)   (0.42)   (0.41)    (0.48)   (0.54)
                                              ------   ------   ------    ------   ------
NET ASSET VALUE, END OF YEAR                  $12.28   $12.49   $12.56    $12.56   $12.70
                                              ======   ======   ======    ======   ======
TOTAL INVESTMENT RETURN(1)                      1.75%    2.83%    3.29%     2.65%    5.87%
                                              ======   ======   ======    ======   ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  176   $  186   $  200    $  194   $  316
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager                                   0.75%    0.74%    0.74%     0.69%    0.63%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   0.84%    0.85%    0.90%     0.85%    0.84%
Net investment income to average net assets     3.44%    3.35%    3.26%     3.73%    4.25%
Portfolio turnover                                27%      35%      46%       42%      20%


----------
@    Calculated using the average month-end shares outstanding for the year.

~    Amount represents less than $0.005 per share.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.



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--------------------------------------------------------------------------------
UBS PACE Global Fixed Income Investments


Financial highlights (continued)



                                                                      CLASS A
                                              ------------------------------------------------------
                                                           FOR THE YEARS ENDED JULY 31,
                                              ------------------------------------------------------
                                                2006       2005        2004        2003       2002+
                                              --------   --------    --------    --------   --------
NET ASSET VALUE, BEGINNING OF YEAR            $  11.76   $  11.74    $  11.78    $  10.91   $  10.27
                                              --------   --------    --------    --------   --------
Net investment income                             0.25@      0.24@       0.22@       0.27@      0.35@
Net realized and unrealized gains (losses)
   from investment activities                    (0.06)      0.52        0.70        0.92       0.67
                                              --------   --------    --------    --------   --------
Net increase from operations                      0.19       0.76        0.92        1.19       1.02
                                              --------   --------    --------    --------   --------
Dividends from net investment income             (0.57)     (0.72)      (0.96)      (0.32)        --
Distributions from net realized gains from
   investment activities                         (0.18)     (0.02)         --          --         --
Distributions from paid in capital                  --         --          --          --      (0.38)
                                              --------   --------    --------    --------   --------
Total dividends and distributions                (0.75)     (0.74)      (0.96)      (0.32)     (0.38)
                                              --------   --------    --------    --------   --------
NET ASSET VALUE, END OF YEAR                  $  11.20   $  11.76    $  11.74    $  11.78   $  10.91
                                              ========   ========    ========    ========   ========
TOTAL INVESTMENT RETURN(1)                        1.86%      6.33%       7.76%      11.01%     10.20%
                                              ========   ========    ========    ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $124,045   $144,325    $159,669    $176,124   $177,870
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                  1.37%      1.37%#      1.36%       1.33%      1.24%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                     1.40%      1.41%#      1.45%       1.45%      1.42%
Net investment income to average net assets       2.25%      1.98%       1.83%       2.32%      3.40%
Portfolio turnover                                 175%       260%        244%        274%       328%



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


                                                                CLASS B
                                              -------------------------------------------
                                                      FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------
                                               2006     2005      2004     2003     2002+
                                              ------   ------    ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $11.78   $11.76    $11.80   $10.93   $10.28
                                              ------   ------    ------   ------   ------
Net investment income                           0.17@    0.15@     0.13@    0.18@    0.27@
Net realized and unrealized gains (losses)
   from investment activities                  (0.06)    0.52      0.70     0.92     0.68
                                              ------   ------    ------   ------   ------
Net increase from operations                    0.11     0.67      0.83     1.10     0.95
                                              ------   ------    ------   ------   ------
Dividends from net investment income           (0.49)   (0.63)    (0.87)   (0.23)      --
Distributions from net realized gains from
   investment activities                       (0.18)   (0.02)       --       --       --
Distributions from paid in capital                --       --        --       --    (0.30)
                                              ------   ------    ------   ------   ------
Total dividends and distributions              (0.67)   (0.65)    (0.87)   (0.23)   (0.30)
                                              ------   ------    ------   ------   ------
NET ASSET VALUE, END OF YEAR                  $11.22   $11.78    $11.76   $11.80   $10.93
                                              ======   ======    ======   ======   ======
TOTAL INVESTMENT RETURN(1)                      1.08%    5.52%     6.94%   10.16%    9.44%
                                              ======   ======    ======   ======   ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  878   $1,450    $1,907   $2,233   $1,863
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                2.12%    2.12%#    2.11%    2.09%    2.01%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.16%    2.17%#    2.21%    2.21%    2.29%
Net investment income to average net assets     1.50%    1.22%     1.08%    1.56%    2.65%
Portfolio turnover                               175%     260%      244%     274%     328%

                                                                 CLASS C
                                              --------------------------------------------
                                                      FOR THE YEARS ENDED JULY 31,
                                              --------------------------------------------
                                               2006     2005      2004     2003     2002+
                                              ------   ------    ------   ------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $11.76   $11.74    $11.78   $10.91   $ 10.27
                                              ------   ------    ------   ------   -------
Net investment income                           0.20@    0.18@     0.16@    0.21@     0.30@
Net realized and unrealized gains (losses)
   from investment activities                  (0.06)    0.53      0.70     0.92      0.67
                                              ------   ------    ------   ------   -------
Net increase from operations                    0.14     0.71      0.86     1.13      0.97
                                              ------   ------    ------   ------   -------
Dividends from net investment income           (0.52)   (0.67)    (0.90)   (0.26)       --
Distributions from net realized gains from
   investment activities                       (0.18)   (0.02)       --       --        --
Distributions from paid in capital                --       --        --       --     (0.33)
                                              ------   ------    ------   ------   -------
Total dividends and distributions              (0.70)   (0.69)    (0.90)   (0.26)    (0.33)
                                              ------   ------    ------   ------   -------
NET ASSET VALUE, END OF YEAR                  $11.20   $11.76    $11.74   $11.78   $ 10.91
                                              ======   ======    ======   ======   =======
TOTAL INVESTMENT RETURN(1)                      1.35%    5.82%     7.24%   10.43%     9.63%
                                              ======   ======    ======   ======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $7,499   $8,736    $8,754   $9,633   $13,025
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                1.87%    1.86%#    1.85%    1.83%     1.76%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   1.89%    1.92%#    1.93%    1.97%     1.90%
Net investment income to average net assets     1.75%    1.50%     1.34%    1.84%     2.89%
Portfolio turnover                               175%     260%      244%     274%      328%

                                                                   CLASS Y
                                              -------------------------------------------------
                                                         FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------
                                               2006       2005        2004      2003     2002+
                                              ------     ------      ------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $11.75     $11.73      $11.78   $ 10.91   $ 10.27
                                              ------     ------      ------   -------   -------
Net investment income                           0.29@      0.28@       0.26@     0.30@     0.36@
Net realized and unrealized gains (losses)
   from investment activities                  (0.06)      0.52        0.69      0.92      0.69
                                              ------     ------      ------   -------   -------
Net increase from operations                    0.23       0.80        0.95      1.22      1.05
                                              ------     ------      ------   -------   -------
Dividends from net investment income           (0.61)     (0.76)      (1.00)    (0.35)       --
Distributions from net realized gains from
   investment activities                       (0.18)     (0.02)         --        --        --
Distributions from paid in capital                --         --          --        --     (0.41)
                                              ------     ------      ------   -------   -------
Total dividends and distributions              (0.79)     (0.78)      (1.00)    (0.35)    (0.41)
                                              ------     ------      ------   -------   -------
NET ASSET VALUE, END OF YEAR                  $11.19     $11.75      $11.73   $ 11.78   $ 10.91
                                              ======     ======      ======   =======   =======
TOTAL INVESTMENT RETURN(1)                      2.21%      6.67%       8.01%    11.34%    10.49%
                                              ======     ======      ======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $7,077     $9,285      $9,673   $12,429   $10,360
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                1.05%~     1.06%~#     1.05%     1.04%     0.99%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   1.05%      1.06%#      1.08%     1.09%     1.08%
Net investment income to average net assets     2.57%~     2.30%~      2.14%     2.61%     3.62%
Portfolio turnover                               175%       260%        244%      274%      328%


----------
@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


# Includes 0.01% of interest expense related to the reverse repurchase agreement during the year ended July 31, 2005.

+ As required, effective August 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03 on all share classes, increase net realized and unrealized gains from investment activities per share by $0.03 on all share classes, and decrease the ratio of net investment income to average net assets from 3.67% to 3.40% for Class A, from 2.91% to 2.65% for Class B, from 3.15% to 2.89% for Class C and from 3.88% to 3.62% for Class Y.


~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
UBS PACE High Yield Investments


Financial highlights (continued)



                                                          CLASS A            CLASS Y
                                                     ----------------   ----------------
                                                                         FOR THE PERIOD
                                                      FOR THE PERIOD      APRIL 3, 2006
                                                           ENDED               TO
                                                     JULY 31, 2006(A)   JULY 24, 2006(B)
                                                     ----------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 9.95             $10.00
                                                          ======             ======
Net investment income                                       0.11@              0.17@
                                                            ----               ----
Net realized and unrealized losses from
   investment activities                                   (0.10)             (0.22)
Net increase (decrease) from operations                     0.01              (0.05)
                                                          ------             ------
Dividends from net investment income                       (0.15)             (0.14)
                                                          ------             ------
NET ASSET VALUE, END OF PERIOD                            $ 9.81             $ 9.81
                                                          ======             ======
TOTAL INVESTMENT RETURN(1)                                  0.15%             (0.45)%
                                                          ======             ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)                       $  345                $--
Expenses to average net assets, net of fee waivers
   and/or expense reimbursements by manager                 1.35%*             1.10%*
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager                 7.56%*             2.32%*
Net investment income to average net assets                 6.04%*             5.94%*
Portfolio turnover                                            39%                39%


----------


@    Calculated using the average month-end shares outstanding for the period.

*    Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period May 1, 2006 (commencement of issuance) through July 31,
     2006.

(b)  For the period April 3, 2006 (commencement of issuance) through July 24,
     2006.



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

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--------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments


Financial highlights (continued)



                                                                               CLASS A
                                                       -------------------------------------------------------
                                                                     FOR THE YEARS ENDED JULY 31,
                                                       -------------------------------------------------------
                                                         2006         2005         2004       2003       2002
                                                       --------     --------     --------   --------   -------
NET ASSET VALUE, BEGINNING OF YEAR                     $  20.64     $  17.56     $  15.39   $  14.83   $ 17.52
                                                       --------     --------     --------   --------   -------
Net investment income (loss)                               0.22@        0.22@        0.18       0.15      0.12
Net realized and unrealized gains (losses)
   from investment activities                              2.16         3.06         2.13       0.55     (2.71)
                                                       --------     --------     --------   --------   -------
Net increase (decrease) from operations                    2.38         3.28         2.31       0.70     (2.59)
                                                       --------     --------     --------   --------   -------
Dividends from net investment income                      (0.20)       (0.20)       (0.14)     (0.14)    (0.10)
Dividends from net realized gains from
   investment activities                                  (0.47)          --           --         --        --
                                                       --------     --------     --------   --------   -------
Total dividends and distributions                         (0.67)       (0.20)       (0.14)     (0.14)    (0.10)
                                                       --------     --------     --------   --------   -------
NET ASSET VALUE, END OF YEAR                           $  22.35     $  20.64     $  17.56   $  15.39   $ 14.83
                                                       ========     ========     ========   ========   =======
TOTAL INVESTMENT RETURN(1)                                11.77%       18.78%       15.06%      4.82%   (14.85)%
                                                       ========     ========     ========   ========   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $292,632     $306,916     $305,359   $296,936  $325,252
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                           1.14%~       1.15%~       1.21%      1.21%     1.14%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager        1.27%        1.27%        1.31%      1.33%     1.28%
Net investment income (loss) to average net assets         1.03%~       1.16%~       0.98%      1.01%     0.71%
Portfolio turnover                                           95%          74%          73%        72%       79%



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142                                                  UBS Global Asset Management

                                                                            CLASS B
                                                       -------------------------------------------------
                                                                  FOR THE YEARS ENDED JULY 31,
                                                       -------------------------------------------------
                                                        2006     2005        2004        2003      2002
                                                       ------   ------     -------     -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                     $20.62   $17.50     $ 15.34     $ 14.75   $ 17.46
                                                       ------   ------     -------     -------   -------
Net investment income (loss)                             0.03@    0.07@       0.02        0.02     (0.02)
Net realized and unrealized gains (losses)
   from investment activities                            2.16     3.05        2.14        0.57     (2.69)
                                                       ------   ------     -------     -------   -------
Net increase (decrease) from operations                  2.19     3.12        2.16        0.59     (2.71)
                                                       ------   ------     -------     -------   -------
Dividends from net investment income                       --       --          --          --        --
Dividends from net realized gains from
   investment activities                                (0.47)      --          --          --        --
                                                       ------   ------     -------     -------   -------
Total dividends and distributions                       (0.47)      --          --          --        --
                                                       ------   ------     -------     -------   -------
NET ASSET VALUE, END OF YEAR                           $22.34   $20.62     $ 17.50     $ 15.34   $ 14.75
                                                       ======   ======     =======     =======   =======
TOTAL INVESTMENT RETURN(1)                              10.77%   17.83%      14.08%       4.00%   (15.52)%
                                                       ======   ======     =======     =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $5,289   $8,554     $23,273     $58,523   $77,722
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                         2.00%    2.02%~      2.04%~      2.01%     1.92%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager      2.13%    2.13%       2.14%       2.13%     2.06%
Net investment income (loss) to average net assets       0.16%    0.36%~      0.16%~      0.21%    (0.07)%
Portfolio turnover                                         95%      74%         73%         72%       79%

                                                                              CLASS C
                                                       -----------------------------------------------------
                                                                    FOR THE YEARS ENDED JULY 31,
                                                       -----------------------------------------------------
                                                         2006        2005        2004        2003      2002
                                                       -------     -------     -------     -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 20.58     $ 17.50     $ 15.34     $ 14.75   $ 17.46
                                                       -------     -------     -------     -------   -------
Net investment income (loss)                              0.05@       0.07@       0.03        0.03     (0.02)
Net realized and unrealized gains (losses)
   from investment activities                             2.15        3.05        2.14        0.57     (2.69)
                                                       -------     -------     -------     -------   -------
Net increase (decrease) from operations                   2.20        3.12        2.17        0.60     (2.71)
                                                       -------     -------     -------     -------   -------
Dividends from net investment income                     (0.02)      (0.04)      (0.01)      (0.01)       --
Dividends from net realized gains from
   investment activities                                 (0.47)         --          --          --        --
                                                       -------     -------     -------     -------   -------
Total dividends and distributions                        (0.49)      (0.04)      (0.01)      (0.01)       --
                                                       -------     -------     -------     -------   -------
NET ASSET VALUE, END OF YEAR                           $ 22.29     $ 20.58     $ 17.50     $ 15.34   $ 14.75
                                                       =======     =======     =======     =======   =======
TOTAL INVESTMENT RETURN(1)                               10.86%      17.87%      14.14%       4.04%   (15.52)%
                                                       =======     =======     =======     =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $36,374     $40,113     $41,701     $46,437   $52,912
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                          1.93%~      1.94%~      2.00%~      2.00%     1.92%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager       2.06%       2.06%       2.10%       2.12%     2.06%
Net investment income (loss) to average net assets        0.24%~      0.38%~      0.19%~      0.22%    (0.07)%
Portfolio turnover                                          95%         74%         73%         72%       79%

                                                                             CLASS Y
                                                       ---------------------------------------------------
                                                                   FOR THE YEARS ENDED JULY 31,
                                                       ---------------------------------------------------
                                                         2006      2005        2004        2003      2002
                                                       -------   -------     -------     -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 20.70   $ 17.60     $ 15.41     $ 14.85   $ 17.54
                                                       -------   -------     -------     -------   -------
Net investment income (loss)                              0.30@     0.28@       0.24        0.20      0.16
Net realized and unrealized gains (losses)
   from investment activities                             2.17      3.07        2.14        0.55     (2.71)
                                                       -------   -------     -------     -------   -------
Net increase (decrease) from operations                   2.47      3.35        2.38        0.75     (2.55)
                                                       -------   -------     -------     -------   -------
Dividends from net investment income                     (0.25)    (0.25)      (0.19)      (0.19)    (0.14)
Dividends from net realized gains from
   investment activities                                 (0.47)       --          --          --        --
                                                       -------   -------     -------     -------   -------
Total dividends and distributions                        (0.72)    (0.25)      (0.19)      (0.19)    (0.14)
                                                       -------   -------     -------     -------   -------
NET ASSET VALUE, END OF YEAR                           $ 22.45   $ 20.70     $ 17.60     $ 15.41   $ 14.85
                                                       =======   =======     =======     =======   =======
TOTAL INVESTMENT RETURN(1)                               12.20%    19.17%      15.49%       5.19%   (14.63)%
                                                       =======   =======     =======     =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $43,234   $42,046     $37,336     $36,448   $41,046
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                          0.77%     0.83%~      0.85%~      0.87%     0.84%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager       0.90%     0.95%       0.95%       0.97%     0.93%
Net investment income (loss) to average net assets        1.40%     1.48%~      1.33%~      1.35%     0.99%
Portfolio turnover                                          95%       74%         73%         72%       79%


----------
@    Calculated using the average month-end shares outstanding for the year.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  143

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Large Co Growth Equity Investments


Financial highlights (continued)



                                                                              CLASS A
                                                      ---------------------------------------------------------
                                                                    FOR THE YEARS ENDED JULY 31,
                                                      ---------------------------------------------------------
                                                       2006        2005         2004         2003+       2002
                                                      -------    -------      -------      --------    --------
NET ASSET VALUE, BEGINNING OF YEAR                    $ 15.83    $ 13.50      $ 12.78      $  11.49    $  16.86
                                                      -------    -------      -------      --------    --------
Net investment income (loss)                            (0.03)@    (0.02)@      (0.07)@       (0.05)@     (0.08)@
Net realized and unrealized gains (losses)
   from investment activities                           (0.05)      2.35         0.79          1.34       (5.29)
                                                      -------    -------      -------      --------    --------
Net increase (decrease) from operations                 (0.08)      2.33         0.72          1.29       (5.37)
Distributions from net investment income                   --         --           --            --          --
                                                      -------    -------      -------      --------    --------
NET ASSET VALUE, END OF YEAR                          $ 15.75    $ 15.83      $ 13.50      $  12.78    $  11.49
                                                      =======    =======      =======      ========    ========
TOTAL INVESTMENT RETURN(1)                              (0.51)%    17.26%        5.63%        11.23%     (31.85)%
                                                      =======    =======      =======      ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $82,201    $95,264      $98,710      $109,326    $115,625
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements by
   and recoupments to manager                            1.23%      1.28%~       1.30%~        1.25%       1.14%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager      1.28%      1.32%        1.36%         1.40%       1.31%
Net investment income (loss) to average net assets      (0.18)%    (0.11)%~     (0.48)%~      (0.46)%     (0.52)%
Portfolio turnover                                         64%        79%          82%          107%         57%



--------------------------------------------------------------------------------
144                                                  UBS Global Asset Management

                                                                           CLASS B
                                                      -------------------------------------------------
                                                                FOR THE YEARS ENDED JULY 31,
                                                      -------------------------------------------------
                                                       2006       2005      2004      2003+       2002
                                                      ------     ------    ------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                    $15.25     $13.12    $12.53    $ 11.36    $ 16.80
                                                      ------     ------    ------    -------    -------
Net investment income (loss)                           (0.16)@    (0.13)@   (0.18)@    (0.15)@    (0.19)@
Net realized and unrealized gains (losses)
   from investment activities                          (0.04)      2.26      0.77       1.32      (5.25)
                                                      ------     ------    ------    -------    -------
Net increase (decrease) from operations                (0.20)      2.13      0.59       1.17      (5.44)
Distributions from net investment income                  --         --        --         --         --
                                                      ------     ------    ------    -------    -------
NET ASSET VALUE, END OF YEAR                          $15.05     $15.25    $13.12    $ 12.53    $ 11.36
                                                      ======     ======    ======    =======    =======
TOTAL INVESTMENT RETURN(1)                             (1.31)%    16.24%     4.71%     10.30%    (32.38)%
                                                      ======     ======    ======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $1,450     $3,185    $6,038    $10,503    $12,853
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by
   and recoupments to manager                           2.10%      2.16%     2.16%      2.09%      1.94%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager     2.27%      2.27%     2.27%      2.31%      2.20%
Net investment income (loss) to average net assets     (1.09)%    (0.98)%   (1.35)%    (1.29)%    (1.32)%
Portfolio turnover                                        64%        79%       82%       107%        57%

                                                                             CLASS C
                                                      -----------------------------------------------------
                                                                  FOR THE YEARS ENDED JULY 31,
                                                      -----------------------------------------------------
                                                       2006        2005         2004      2003+       2002
                                                      ------      ------      -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                    $15.27      $13.14      $ 12.54    $ 11.36    $ 16.81
                                                      ------      ------      -------    -------    -------
Net investment income (loss)                           (0.16)@     (0.13)@      (0.17)@    (0.14)@    (0.19)@
Net realized and unrealized gains (losses)
   from investment activities                          (0.03)       2.26         0.77       1.32      (5.26)
                                                      ------      ------      -------    -------    -------
Net increase (decrease) from operations                (0.19)       2.13         0.60       1.18      (5.45)
Distributions from net investment income                  --          --           --         --         --
                                                      ------      ------      -------    -------    -------
NET ASSET VALUE, END OF YEAR                          $15.08      $15.27      $ 13.14    $ 12.54    $ 11.36
                                                      ======      ======      =======    =======    =======
TOTAL INVESTMENT RETURN(1)                             (1.24)%     16.21%        4.78%     10.39%    (32.42)%
                                                      ======      ======      =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $7,586      $9,944      $11,152    $12,598    $13,845
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by
   and recoupments to manager                           2.07%~      2.11%~       2.11%      2.05%      1.92%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager     2.12%       2.15%        2.19%      2.24%      2.15%
Net investment income (loss) to average net assets     (1.03)%~    (0.94)%~     (1.29)%    (1.26)%    (1.29)%
Portfolio turnover                                        64%         79%          82%       107%        57%

                                                                            CLASS Y
                                                      ---------------------------------------------------
                                                                  FOR THE YEARS ENDED JULY 31,
                                                      ---------------------------------------------------
                                                        2006        2005      2004      2003+       2002
                                                      -------     -------   -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                    $ 16.09     $ 13.67   $ 12.88    $ 11.54    $ 16.88
                                                      -------     -------   -------    -------    -------
Net investment income (loss)                             0.03@       0.04@    (0.01)@    (0.01)@    (0.03)@
Net realized and unrealized gains (losses)
   from investment activities                           (0.04)       2.38      0.80       1.35      (5.31)
                                                      -------     -------   -------    -------    -------
Net increase (decrease) from operations                 (0.01)       2.42      0.79       1.34      (5.34)
Distributions from net investment income                (0.03)         --        --         --         --
                                                      -------     -------   -------    -------    -------
NET ASSET VALUE, END OF YEAR                          $ 16.05     $ 16.09   $ 13.67    $ 12.88    $ 11.54
                                                      =======     =======   =======    =======    =======
TOTAL INVESTMENT RETURN(1)                              (0.10)%     17.70%     6.13%     11.61%    (31.64)%
                                                      =======     =======   =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $22,668     $25,014   $22,647    $23,829    $20,990
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by
   and recoupments to manager                            0.85%~      0.85%     0.89%      0.90%      0.85%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager      0.89%       0.90%     0.93%      0.98%      0.95%
Net investment income (loss) to average net assets       0.20%~      0.30%    (0.07)%    (0.11)%    (0.23)%
Portfolio turnover                                         64%         79%       82%       107%        57%


----------
+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  145

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments


Financial highlights (continued)



                                                                      CLASS A
                                              -------------------------------------------------------
                                                            FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------------
                                               2006#       2005         2004         2003       2002
                                              -------    -------      -------      -------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 21.80    $ 19.63      $ 16.49      $ 16.10    $ 17.00
                                              -------    -------      -------      -------    -------
Net investment income (loss)                    (0.03)@    (0.05)@      (0.07)@      (0.04)@    (0.05)
Net realized and unrealized gains (losses)
   from investment activities                   (0.82)      4.27         3.21         1.57      (0.79)
                                              -------    -------      -------      -------    -------
Net increase (decrease) from operations         (0.85)      4.22         3.14         1.53      (0.84)
                                              -------    -------      -------      -------    -------
Dividends from net investment income               --         --           --           --      (0.04)
Distributions from net realized gains from
   investment activities                        (3.88)     (2.05)          --        (1.14)     (0.02)
                                              -------    -------      -------      -------    -------
Total dividends and distributions               (3.88)     (2.05)          --        (1.14)     (0.06)
                                              -------    -------      -------      -------    -------
NET ASSET VALUE, END OF YEAR                  $ 17.07    $ 21.80      $ 19.63      $ 16.49    $ 16.10
                                              =======    =======      =======      =======    =======
TOTAL INVESTMENT RETURN(1)                      (4.10)%    22.35%       19.04%       10.88%     (4.95)%
                                              =======    =======      =======      =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $45,583    $55,299      $50,786      $44,758    $44,464
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                 1.30%      1.33%~       1.36%~       1.36%      1.30%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.30%      1.33%        1.36%        1.40%      1.32%
Net investment income (loss) to average net
   assets                                       (0.16)%    (0.27)%~     (0.38)%~     (0.27)%    (0.19)%
Portfolio turnover                                 81%        55%          36%          32%        44%



--------------------------------------------------------------------------------
146                                                  UBS Global Asset Management

                                                                      CLASS B
                                              ------------------------------------------------------
                                                           FOR THE YEARS ENDED JULY 31,
                                              ------------------------------------------------------
                                               2006#       2005        2004         2003       2002
                                              ------      ------      ------      -------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $21.00      $19.12      $16.19      $ 15.95    $ 16.94
                                              ------      ------      ------      -------    -------
Net investment income (loss)                   (0.18)@     (0.21)@     (0.21)@      (0.16)@    (0.16)
Net realized and unrealized gains (losses)
   from investment activities                  (0.79)       4.14        3.14         1.54      (0.81)
                                              ------      ------      ------      -------    -------
Net increase (decrease) from operations        (0.97)       3.93        2.93         1.38      (0.97)
                                              ------      ------      ------      -------    -------
Dividends from net investment income              --          --          --           --         --
Distributions from net realized gains from
   investment activities                       (3.88)      (2.05)         --        (1.14)     (0.02)
                                              ------      ------      ------      -------    -------
Total dividends and distributions              (3.88)      (2.05)         --        (1.14)     (0.02)
                                              ------      ------      ------      -------    -------
NET ASSET VALUE, END OF YEAR                  $16.15      $21.00      $19.12      $ 16.19    $ 15.95
                                              ======      ======      ======      =======    =======
TOTAL INVESTMENT RETURN(1)                     (4.93)%     21.38%      18.10%       10.00%     (5.72)%
                                              ======      ======      ======      =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $1,859      $4,373      $6,683      $10,877    $12,953
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                2.14%~      2.14%~      2.16%~       2.17%      2.09%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.14%       2.14%       2.16%        2.20%      2.11%
Net investment income (loss) to average net
   assets                                      (0.97)%~    (1.09)%~    (1.19)%~     (1.08)%    (0.98)%
Portfolio turnover                                81%         55%         36%          32%        44%

                                                                      CLASS C
                                              -------------------------------------------------------
                                                            FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------------
                                               2006#       2005         2004         2003       2002
                                              -------    -------      -------      -------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 21.03    $ 19.13      $ 16.19      $ 15.95    $ 16.94
                                              -------    -------      -------      -------    -------
Net investment income (loss)                    (0.17)@    (0.20)@      (0.21)@      (0.15)@    (0.17)
Net realized and unrealized gains (losses)
   from investment activities                   (0.79)      4.15         3.15         1.53      (0.80)
                                              -------    -------      -------      -------    -------
Net increase (decrease) from operations         (0.96)      3.95         2.94         1.38      (0.97)
                                              -------    -------      -------      -------    -------
Dividends from net investment income               --         --           --           --         --
Distributions from net realized gains from
   investment activities                        (3.88)     (2.05)          --        (1.14)     (0.02)
                                              -------    -------      -------      -------    -------
Total dividends and distributions               (3.88)     (2.05)          --        (1.14)     (0.02)
                                              -------    -------      -------      -------    -------
NET ASSET VALUE, END OF YEAR                  $ 16.19    $ 21.03      $ 19.13      $ 16.19    $ 15.95
                                              =======    =======      =======      =======    =======
TOTAL INVESTMENT RETURN(1)                      (4.86)%    21.48%       18.16%       10.00%     (5.72)%
                                              =======    =======      =======      =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $11,552    $14,515      $13,548      $12,759    $13,450
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                 2.08%      2.08%~       2.13%~       2.16%      2.09%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    2.08%      2.08%        2.13%        2.19%      2.10%
Net investment income (loss) to average net
   assets                                       (0.93)%    (1.03)%~     (1.15)%~     (1.07)%    (0.98)%
Portfolio turnover                                 81%        55%          36%          32%        44%

                                                                   CLASS Y
                                              -------------------------------------------------
                                                         FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------
                                               2006#     2005       2004        2003      2002
                                              ------    ------     ------      ------    ------
NET ASSET VALUE, BEGINNING OF YEAR            $22.07    $19.78     $16.56      $16.13    $17.02
                                              ------    ------     ------      ------    ------
Net investment income (loss)                    0.03@     0.02@     (0.01)@     (0.01)@    0.01
Net realized and unrealized gains (losses)
   from investment activities                  (0.83)     4.32       3.23        1.58     (0.81)
                                              ------    ------     ------      ------    ------
Net increase (decrease) from operations        (0.80)     4.34       3.22        1.57     (0.80)
                                              ------    ------     ------      ------    ------
Dividends from net investment income              --        --         --          --     (0.07)
Distributions from net realized gains from
   investment activities                       (3.88)    (2.05)        --       (1.14)    (0.02)
                                              ------    ------     ------      ------    ------
Total dividends and distributions              (3.88)    (2.05)        --       (1.14)    (0.09)
                                              ------    ------     ------      ------    ------
NET ASSET VALUE, END OF YEAR                  $17.39    $22.07     $19.78      $16.56    $16.13
                                              ======    ======     ======      ======    ======
TOTAL INVESTMENT RETURN(1)                     (3.78)%   22.82%     19.44%      11.12%    (4.73)%
                                              ======    ======     ======      ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $4,311    $4,994     $3,754      $1,813    $1,481
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                0.97%     0.98%~     1.04%~     1.14%     1.06%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   0.97%     0.98%      1.04%       1.16%     1.08%
Net investment income (loss) to average net
   assets                                       0.17%     0.08%~    (0.05)%~    (0.05)%    0.07%
Portfolio turnover                                81%       55%        36%         32%       44%


----------


# A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.


@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  147

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments


Financial highlights (continued)



                                                                      CLASS A
                                              -------------------------------------------------------
                                                            FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------------
                                               2006+       2005         2004         2003       2002
                                              -------    -------      -------      -------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 17.52    $ 14.08      $ 13.08      $ 10.84    $ 13.65
                                              -------    -------      -------      -------    -------
Net investment loss                             (0.12)@    (0.14)@      (0.13)@      (0.10)@    (0.11)@
Net realized and unrealized gains (losses)
   from investment activities                   (0.58)      3.64         1.13         2.34      (2.70)
                                              -------    -------      -------      -------    -------
Net increase (decrease) from operations         (0.70)      3.50         1.00         2.24      (2.81)
                                              -------    -------      -------      -------    -------
Distributions from net realized gains from
   investment activities                        (2.37)     (0.06)          --           --         --
                                              -------    -------      -------      -------    -------
NET ASSET VALUE, END OF YEAR                  $ 14.45    $ 17.52      $ 14.08      $ 13.08    $ 10.84
                                              =======    =======      =======      =======    =======
TOTAL INVESTMENT RETURN(1)                      (4.22)%    24.91%        7.65%       20.66%    (20.59)%
                                              =======    =======      =======      =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $48,824    $60,328      $60,239      $63,435    $61,535
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                 1.32%      1.33%~       1.37%~       1.38%      1.30%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.32%      1.33%        1.37%        1.41%      1.34%
Net investment loss to average net assets       (0.78)%    (0.92)%~     (0.88)%~     (0.87)%    (0.88)%
Portfolio turnover                                134%        60%          85%          50%        48%



--------------------------------------------------------------------------------
148                                                  UBS Global Asset Management

                                                                  CLASS B
                                              -----------------------------------------------
                                                        FOR THE YEARS ENDED JULY 31,
                                              -----------------------------------------------
                                               2006+     2005      2004      2003       2002
                                              ------    ------    ------    ------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $16.86    $13.68    $12.82    $10.71    $ 13.60
                                              ------    ------    ------    ------    -------
Net investment loss                            (0.24)@   (0.28)@   (0.24)@   (0.19)@    (0.20)@
Net realized and unrealized gains (losses)
   from investment activities                  (0.57)     3.52      1.10      2.30      (2.69)
                                              ------    ------    ------    ------    -------
Net increase (decrease) from operations        (0.81)     3.24      0.86      2.11      (2.89)
                                              ------    ------    ------    ------    -------
Distributions from net realized gains from
   investment activities                       (2.37)    (0.06)       --        --         --
                                              ------    ------    ------    ------    -------
NET ASSET VALUE, END OF YEAR                  $13.68    $16.86    $13.68    $12.82    $ 10.71
                                              ======    ======    ======    ======    =======
TOTAL INVESTMENT RETURN(1)                     (5.13)%   23.73%     6.71%    19.70%    (21.25)%
                                              ======    ======    ======    ======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  696    $1,915    $2,836    $5,334    $ 6,795
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                2.19%     2.27%     2.23%     2.24%      2.08%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.27%     2.28%     2.24%     2.30%      2.22%
Net investment loss to average net assets      (1.62)%   (1.85)%   (1.74)%   (1.72)%    (1.63)%
Portfolio turnover                               134%       60%       85%       50%        48%

                                                                    CLASS C
                                              ---------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              ---------------------------------------------------
                                               2006+     2005        2004        2003       2002
                                              ------    ------      ------      ------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $16.90    $13.70      $12.83      $10.71    $ 13.60
                                              ------    ------      ------      ------    -------
Net investment loss                            (0.24)@   (0.26)@     (0.24)@     (0.18)@    (0.21)@
Net realized and unrealized gains (losses)
   from investment activities                  (0.55)     3.52        1.11        2.30      (2.68)
                                              ------    ------      ------      ------    -------
Net increase (decrease) from operations        (0.79)     3.26        0.87        2.12      (2.89)
                                              ------    ------      ------      ------    -------
Distributions from net realized gains from
   investment activities                       (2.37)    (0.06)         --          --         --
                                              ------    ------      ------      ------    -------
NET ASSET VALUE, END OF YEAR                  $13.74)   $16.90      $13.70      $12.83    $ 10.71
                                              ======    ======      ======      ======    =======
TOTAL INVESTMENT RETURN(1)                     (4.98)%   23.84%       6.78%      19.79%    (21.25)%
                                              ======    ======      ======      ======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $6,709    $8,337      $8,850      $9,459    $ 9,380
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                2.11%     2.15%~      2.16%~      2.18%      2.08%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.11%     2.15%       2.16%       2.22%      2.14%
Net investment loss to average net assets      (1.56)%   (1.74)%~    (1.68)%~    (1.67)%    (1.65)%
Portfolio turnover                               134%       60%         85%         50%        48%

                                                                  CLASS Y
                                              ---------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              ---------------------------------------------------
                                               2006+     2005      2004        2003         2002
                                              ------    ------    ------      ------      -------
NET ASSET VALUE, BEGINNING OF YEAR            $17.74    $14.21    $13.15      $10.87      $ 13.68
                                              ------    ------    ------      ------      -------
Net investment loss                            (0.07)@   (0.09)@   (0.07)@     (0.08)@      (0.02)@
Net realized and unrealized gains (losses)
   from investment activities                  (0.58)     3.68      1.13        2.36        (2.79)
                                              ------    ------    ------      ------      -------
Net increase (decrease) from operations        (0.65)     3.59      1.06        2.28        (2.81)
                                              ------    ------    ------      ------      -------
Distributions from net realized gains from
   investment activities                       (2.37)    (0.06)       --          --           --
                                              ------    ------    ------      ------      -------
NET ASSET VALUE, END OF YEAR                  $14.72    $17.74    $14.21      $13.15      $ 10.87
                                              ======    ======    ======      ======      =======
TOTAL INVESTMENT RETURN(1)                     (3.86)%   25.32%     8.06%      20.97%      (20.54)%
                                              ======    ======    ======      ======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $4,279    $4,057    $2,980      $1,372      $   284
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                0.95%     0.96%     0.97%~      1.22%~       1.04%~
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   0.95%     0.96%     0.97%       1.16%        1.00%
Net investment loss to average net assets      (0.41)%   (0.55)%   (0.50)%~    (0.69)%~     (0.21)%~
Portfolio turnover                               134%       60%       85%         50%          48%


----------


+ A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Forstmann Leff LLC and Riverbridge Partners, LLC on October 1, 2005.


@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  149

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE International Equity Investments


Financial highlights (continued)



                                                                      CLASS A
                                              -----------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              -----------------------------------------------------
                                                2006      2005 DEG.   2004 DEG.     2003      2002
                                              --------    ---------   ---------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR            $  15.46     $ 12.96     $ 10.37    $ 10.08   $ 12.58
                                              --------     -------     -------    -------   -------
Net investment income (loss)                      0.30@       0.21@       0.04@      0.09      0.04
Net realized and unrealized gains (losses)
   from investment activities                     3.50        2.35        2.60       0.21     (2.43)
                                              --------     -------     -------    -------   -------
Net increase (decrease) from operations           3.80        2.56        2.64       0.30     (2.39)
                                              --------     -------     -------    -------   -------
Dividends from net investment income             (0.23)      (0.06)      (0.05)     (0.01)    (0.11)
                                              --------     -------     -------    -------   -------
NET ASSET VALUE, END OF YEAR                  $  19.03     $ 15.46     $ 12.96    $ 10.37   $ 10.08
                                              ========     =======     =======    =======   =======
TOTAL INVESTMENT RETURN(1)                       24.77%      19.78%      25.47%      2.95%   (19.09)%
                                              ========     =======     =======    =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $111,153     $97,046     $92,590    $90,630   $94,785
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by and recoupments to manager                  1.47%+      1.55%+      1.59%+     1.58%     1.52%
Expenses to average net assets, before fee
   waivers and/or expense  reimbursements
   by manager                                     1.47%       1.55%       1.59%      1.62%     1.60%
Net investment income (loss) to average net
   assets                                         1.73%+      1.45%+      0.33%+     0.92%     0.20%
Portfolio turnover                                  52%         39%        117%        88%      109%



--------------------------------------------------------------------------------
150                                                  UBS Global Asset Management

                                                                    CLASS B
                                              ---------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              ---------------------------------------------------
                                               2006     2005 DEG.   2004 DEG.    2003       2002
                                              ------    ---------   ---------   ------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $15.07      $12.71      $10.23    $10.05    $ 12.53
                                              ------      ------      ------    ------    -------
Net investment income (loss)                    0.12@       0.05@      (0.09)@   (0.03)     (0.03)
Net realized and unrealized gains (losses)
   from investment activities                   3.43        2.31        2.57      0.21      (2.45)
                                              ------      ------      ------    ------    -------
Net increase (decrease) from operations         3.55        2.36        2.48      0.18      (2.48)
                                              ------      ------      ------    ------    -------
Dividends from net investment income           (0.02)         --          --        --         --
                                              ------      ------      ------    ------    -------
NET ASSET VALUE, END OF YEAR                  $18.60      $15.07      $12.71    $10.23    $ 10.05
                                              ======      ======      ======    ======    =======
TOTAL INVESTMENT RETURN(1)                     23.60%      18.57%      24.24%     1.79%    (19.79)%
                                              ======      ======      ======    ======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  740      $  831      $  976    $1,235    $ 2,023
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                2.45%+      2.55%+      2.63%     2.58%      2.37%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.45%       2.55%       2.64%     2.65%      2.62%
Net investment income (loss) to average net
   assets                                       0.73%+      0.39%+     (0.73)%   (0.18)%    (0.73)%
Portfolio turnover                                52%         39%        117%       88%       109%

                                                                    CLASS C
                                              ----------------------------------------------------
                                                         FOR THE YEARS ENDED JULY 31,
                                              ----------------------------------------------------
                                               2006     2005 DEG.   2004 DEG.     2003       2002
                                              ------    ---------   ---------    ------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $15.16      $12.76      $10.25     $10.04    $ 12.53
                                              ------      ------      ------     ------    -------
Net investment income (loss)                    0.14@       0.09@      (0.06)@     0.00~     (0.05)
Net realized and unrealized gains (losses)
   from investment activities                   3.44        2.31        2.57       0.21      (2.42)
                                              ------      ------      ------     ------    -------
Net increase (decrease) from operations         3.58        2.40        2.51       0.21      (2.47)
                                              ------      ------      ------     ------    -------
Dividends from net investment income           (0.09)         --          --         --      (0.02)
                                              ------      ------      ------     ------    -------
NET ASSET VALUE, END OF YEAR                  $18.65      $15.16      $12.76     $10.25    $ 10.04
                                              ======      ======      ======     ======    =======
TOTAL INVESTMENT RETURN(1)                     23.68%      18.81%      24.49%      2.09%    (19.75)%
                                              ======      ======      ======     ======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $8,168      $8,099      $7,576     $7,598    $ 8,972
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                2.32%+      2.35%+      2.44%+     2.41%      2.30%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.32%       2.35%       2.44%      2.48%      2.42%
Net investment income (loss) to average net
   assets                                       0.84%+      0.64%+     (0.53)%+    0.05%     (0.59)%
Portfolio turnover                                52%         39%        117%        88%       109%

                                                                    CLASS Y
                                              ----------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              ----------------------------------------------------
                                                2006    2005 DEG.   2004 DEG.     2003       2002
                                              -------   ---------   ---------   -------    -------
NET ASSET VALUE, BEGINNING OF YEAR            $ 15.49    $ 12.98     $ 10.37    $ 10.09    $ 12.59
                                              -------    -------     -------    -------    -------
Net investment income (loss)                     0.38@      0.28@       0.10@      0.13       0.07
Net realized and unrealized gains (losses)
   from investment activities                    3.49       2.36        2.60       0.19      (2.43)
                                              -------    -------     -------    -------    -------
Net increase (decrease) from operations          3.87       2.64        2.70       0.32      (2.36)
                                              -------    -------     -------    -------    -------
Dividends from net investment income            (0.30)     (0.13)      (0.09)     (0.04)     (0.14)
                                              -------    -------     -------    -------    -------
NET ASSET VALUE, END OF YEAR                  $ 19.06    $ 15.49     $ 12.98    $ 10.37    $ 10.09
                                              =======    =======     =======    =======    =======
TOTAL INVESTMENT RETURN(1)                      25.25%     20.35%      26.12%      3.24%    (18.84)%
                                              =======    =======     =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $53,388    $45,107     $39,474    $33,813    $45,674
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                 1.06%      1.11%       1.15%      1.21%+     1.20%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.06%      1.11%       1.15%      1.19%      1.20%
Net investment income (loss) to average net
   assets                                        2.14%      1.93%       0.80%      1.25%+     0.61%
Portfolio turnover                                 52%        39%        117%        88%       109%


----------


DEG. A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.


+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


~    Amount represents less than $0.005 per share.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  151

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE International Emerging Markets Equity Investments


Financial highlights (continued)



                                                                      CLASS A
                                              -------------------------------------------------------
                                                            FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------------
                                                2006      2005 DEG.      2004      2003 DEG.    2002
                                              -------     ---------    -------     ---------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $ 15.13      $ 10.55     $  8.88       $ 7.74    $ 8.01
                                              -------      -------     -------       ------    ------
Net investment income (loss)                     0.21@        0.15@       0.02@        0.07@    (0.03)
Net realized and unrealized gains (losses)
   from investment activities                    3.10         4.43        1.65         1.07     (0.24)
                                              -------      -------     -------       ------    ------
Net increase (decrease) from operations          3.31         4.58        1.67         1.14     (0.27)
                                              -------      -------     -------       ------    ------
Dividends from net investment income            (0.14)       (0.00)#        --           --        --
                                              -------      -------     -------       ------    ------
NET ASSET VALUE, END OF YEAR                  $ 18.30      $ 15.13     $ 10.55       $ 8.88    $ 7.74
                                              =======      =======     =======       ======    ======
TOTAL INVESTMENT RETURN(1)                      21.97%       43.42%      18.81%       14.73%    (3.37)%
                                              =======      =======     =======       ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $21,651      $16,691     $11,965       $9,810    $5,566
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                 1.97%~       2.09%~      2.13%~       2.18%     1.87%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.97%        2.09%       2.13%        2.36%     2.27%
Net investment income (loss) to average net
    assets                                       1.20%~       1.13%~      0.20%~       0.91%    (0.23)%
Portfolio turnover                                 84%         119%        128%         214%      129%



--------------------------------------------------------------------------------
152                                                  UBS Global Asset Management

                                                                      CLASS B
                                              ------------------------------------------------------
                                                           FOR THE YEARS ENDED JULY 31,
                                              ------------------------------------------------------
                                               2006      2005 DEG.     2004       2003 DEG.    2002
                                              ------     ---------    ------      ---------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $14.55       $10.25     $ 8.70        $ 7.66    $ 7.98
                                              ------       ------     ------        ------    ------
Net investment income (loss)                    0.05@        0.01@     (0.09)@       (0.04)@   (0.11)
Net realized and unrealized gains (losses)
   from investment activities                   3.00         4.29       1.64          1.08     (0.21)
                                              ------       ------     ------        ------    ------
Net increase (decrease) from operations         3.05         4.30       1.55          1.04     (0.32)
                                              ------       ------     ------        ------    ------
Dividends from net investment income              --           --         --            --        --
                                              ------       ------     ------        ------    ------
NET ASSET VALUE, END OF YEAR                  $17.60       $14.55     $10.25        $ 8.70    $ 7.66
                                              ======       ======     ======        ======    ======
TOTAL INVESTMENT RETURN(1)                     20.96%       41.95%     17.82%        13.58%    (4.01)%
                                              ======       ======     ======        ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $  522       $  690     $  857        $2,235    $5,426
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                2.86%~       3.02%~     3.03%~        2.91%     2.66%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.86%        3.02%      3.03%         3.18%     3.05%
Net investment income (loss) to average net
    assets                                      0.29%~       0.11%~    (0.90)%~      (0.51)%   (1.05)%
Portfolio turnover                                84%         119%       128%          214%      129%

                                                                      CLASS C
                                              ------------------------------------------------------
                                                           FOR THE YEARS ENDED JULY 31,
                                              ------------------------------------------------------
                                               2006      2005 DEG.     2004       2003 DEG.    2002
                                              ------     ---------    ------      ---------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $14.58       $10.25     $ 8.69        $ 7.66    $ 7.98
                                              ------       ------     ------        ------    ------
Net investment income (loss)                    0.07@        0.04@     (0.07)@       (0.01)@   (0.10)
Net realized and unrealized gains (losses)
   from investment activities                   3.00         4.29       1.63          1.04     (0.22)
                                              ------       ------     ------        ------    ------
Net increase (decrease) from operations         3.07         4.33       1.56          1.03     (0.32)
                                              ------       ------     ------        ------    ------
Dividends from net investment income           (0.03)          --         --            --        --
                                              ------       ------     ------        ------    ------
NET ASSET VALUE, END OF YEAR                  $17.62       $14.58     $10.25        $ 8.69    $ 7.66
                                              ======       ======     ======        ======    ======
TOTAL INVESTMENT RETURN(1)                     21.06%       42.24%     17.95%        13.45%    (4.01)%
                                              ======       ======     ======        ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $5,484       $4,625     $3,768        $3,752    $3,497
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                2.78%~       2.86%~     2.91%~        2.96%     2.67%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                   2.78%        2.86%      2.91%         3.15%     3.07%
Net investment income (loss) to average net
    assets                                      0.40%~       0.35%~    (0.64)%~      (0.17)%   (1.05)%
Portfolio turnover                                84%         119%       128%          214%      129%

                                                                    CLASS Y
                                              ---------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              ---------------------------------------------------
                                               2006     2005 DEG.    2004      2003 DEG.    2002
                                              -------   ---------   ------     ---------   ------
NET ASSET VALUE, BEGINNING OF YEAR            $ 15.30    $ 10.66    $ 8.94       $ 7.77    $ 8.02
                                              -------    -------    ------       ------    ------
Net investment income (loss)                     0.30@      0.23@     0.09@        0.16@    (0.01)
Net realized and unrealized gains (losses)
   from investment activities                    3.13       4.45      1.63         1.01     (0.24)
                                              -------    -------    ------       ------    ------
Net increase (decrease) from operations          3.43       4.68      1.72         1.17     (0.25)
                                              -------    -------    ------       ------    ------
Dividends from net investment income            (0.20)     (0.04)       --           --        --
                                              -------    -------    ------       ------    ------
NET ASSET VALUE, END OF YEAR                  $ 18.53    $ 15.30    $10.66       $ 8.94    $ 7.77
                                              =======    =======    ======       ======    ======
TOTAL INVESTMENT RETURN(1)                      22.52%     43.97%    19.24%       15.06%    (3.12)%
                                              =======    =======    ======       ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $20,201    $14,518    $5,017       $1,380    $  462
Expenses to average net assets, net of fee
   waivers and/or expense  reimbursements
   by and recoupments to manager                 1.56%      1.67%     1.71%~       1.96%     1.67%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                    1.56%      1.67%     1.71%        2.01%     2.07%
Net investment income (loss) to average net
    assets                                       1.64%      1.72%     0.78%~       2.03%    (0.05)%
Portfolio turnover                                 84%       119%      128%         214%      129%


----------
#    Amount of dividend paid represents less than $0.005 per share.

DEG. Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  153

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Alternative Strategies Investments


Financial highlights (concluded)



                                              CLASS A        CLASS B        CLASS C          CLASS Y
                                              FOR THE        FOR THE        FOR THE      FOR THE PERIOD
                                           PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   APRIL 3, 2006(d)
                                             JULY 31,       JULY 31,       JULY 31,        TO JULY 26,
                                              2006(a)        2006(b)        2006(c)           2006
                                           ------------   ------------   ------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 10.01         $9.84         $ 9.97           $10.00
                                              -------         -----         ------           ------
Net investment income                            0.03@         0.01@          0.02@            0.06@
Net realized and unrealized gains (losses)
   from investment activities                   (0.11)         0.06          (0.08)           (0.20)
                                              -------         -----         ------           ------
Net increase (decrease) from operations         (0.08)         0.07          (0.06)           (0.14)
                                              -------         -----         ------           ------
NET ASSET VALUE, END OF PERIOD                $  9.93         $9.91         $ 9.91           $ 9.86
                                              =======         =====         ======           ======
TOTAL INVESTMENT RETURN(1)                      (0.80)%        0.71%         (0.60)%          (1.40)%
                                              =======         =====         ======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $10,393         $   3         $  302           $   --
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager including interest expense
   for securities sold short                     2.14%*        2.83%*         2.84%*           1.76%*
Expenses to average net assets, before fee
   waivers and/or expense  reimbursements
   by manager including interest expense
   for securities sold short                     4.24%*        5.09%*         4.35%*           2.34%*
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager excluding interest expense
   for securities sold short                     1.95%*        2.70%*         2.70%*           1.70%*
Net investment income to average net assets      1.30%*        0.41%*         0.66%*           1.94%*
Portfolio turnover                                 54%           54%            54%              54%


----------


*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

(b)  For the period May 19, 2006 (commencement of issuance) through July 31,
     2006.

(c) For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

(d)  For the period April 3, 2006 (commencement of issuance) through July 26,
     2006.



--------------------------------------------------------------------------------
154                                                  UBS Global Asset Management

PRIVACY NOTICE

THIS IS NOT A PART OF THE PROSPECTUS.


THE UBS PACE FUNDS PRIVACY NOTICE


THIS NOTICE DESCRIBES THE PRIVACY POLICY OF THE UBS FAMILY OF FUNDS, THE UBS PACE FUNDS AND ALL CLOSED-END FUNDS MANAGED BY UBS GLOBAL ASSET MANAGEMENT (COLLECTIVELY, THE "FUNDS"). THE FUNDS ARE COMMITTED TO PROTECTING THE PERSONAL INFORMATION THAT THEY COLLECT ABOUT INDIVIDUALS WHO ARE PROSPECTIVE, CURRENT OR FORMER INVESTORS.

THE FUNDS COLLECT PERSONAL INFORMATION IN ORDER TO PROCESS REQUESTS AND TRANSACTIONS AND TO PROVIDE CUSTOMER SERVICE. PERSONAL INFORMATION, WHICH IS OBTAINED FROM APPLICATIONS, MAY INCLUDE NAME(S), ADDRESS, SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER, BANK ACCOUNT INFORMATION, OTHER FUND HOLDINGS AND ANY AFFILIATION THE PERSON HAS WITH UBS FINANCIAL SERVICES INC. OR ITS SUBSIDIARIES ("PERSONAL INFORMATION").

THE FUNDS LIMIT ACCESS TO PERSONAL INFORMATION TO THOSE INDIVIDUALS WHO NEED TO KNOW THAT INFORMATION IN ORDER TO PROCESS TRANSACTIONS AND SERVICE ACCOUNTS. THESE INDIVIDUALS ARE REQUIRED TO MAINTAIN AND PROTECT THE CONFIDENTIALITY OF PERSONAL INFORMATION. THE FUNDS MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS TO PROTECT PERSONAL INFORMATION.

THE FUNDS MAY SHARE PERSONAL INFORMATION DESCRIBED ABOVE WITH THEIR AFFILIATES, INCLUDING UBS FINANCIAL SERVICES INC. AND UBS AG, FOR MARKETING AND OTHER BUSINESS PURPOSES, SUCH AS TO FACILITATE THE SERVICING OF ACCOUNTS.

THE FUNDS MAY SHARE PERSONAL INFORMATION DESCRIBED ABOVE WITH A NON-AFFILIATED THIRD PARTY IF THE ENTITY IS UNDER CONTRACT TO PERFORM TRANSACTION PROCESSING OR TO SERVICE AND MAINTAIN SHAREHOLDER ACCOUNTS ON BEHALF OF THE FUNDS AND OTHERWISE AS PERMITTED BY LAW. ANY SUCH CONTRACT WILL INCLUDE PROVISIONS DESIGNED TO ENSURE THAT THE THIRD PARTY WILL UPHOLD AND MAINTAIN PRIVACY STANDARDS WHEN HANDLING PERSONAL INFORMATION. THE FUNDS MAY ALSO DISCLOSE PERSONAL INFORMATION TO REGULATORY AUTHORITIES AS REQUIRED BY APPLICABLE LAW.

EXCEPT AS DESCRIBED IN THIS PRIVACY NOTICE, THE FUNDS WILL NOT USE PERSONAL INFORMATION FOR ANY OTHER PURPOSE UNLESS THE FUNDS DESCRIBE HOW SUCH PERSONAL INFORMATION WILL BE USED AND CLIENTS ARE GIVEN AN OPPORTUNITY TO DECLINE APPROVAL OF SUCH USE OF PERSONAL INFORMATION RELATING TO THEM.

THE FUNDS ENDEAVOR TO KEEP THEIR CUSTOMER FILES COMPLETE AND ACCURATE. THE FUNDS SHOULD BE NOTIFIED IF ANY PERSONAL INFORMATION NEEDS TO BE CORRECTED OR UPDATED. PLEASE CALL 1-800-647-1568 WITH ANY QUESTIONS OR CONCERNS REGARDING YOUR PERSONAL INFORMATION OR THIS PRIVACY NOTICE.

                                 PRIVACY NOTICE

                      THIS IS NOT A PART OF THE PROSPECTUS.

UBS PACE(SM) Select Advisors Trust

Prospectus

November 30, 2006


TICKER SYMBOLS

UBS PACE Government Securities Fixed Income Investments Class:
   A: PFXAX   B: PFXBX   C: PFXCX   Y: PFXYX
UBS PACE Intermediate Fixed Income Investments Class:
   A: PIFAX   B: PIFBX   C: PIICX   Y: PIFYX
UBS PACE Strategic Fixed Income Investments Class:
   A: PBNAX   B: PBNBX   C: PBNCX   Y: PSFYX
UBS PACE Municipal Fixed Income Investments Class:
   A: PMUAX   B: PFIBX   C: PMUCX   Y: PMUYX
UBS PACE Global Fixed Income Investments Class:
   A: PWFAX   B: PWFBX   C: PWFCX   Y: PWFYX
UBS PACE High Yield Investments Class:
   A: PHIAX   B: PHIBX   C: PHYCX   Y: PHDYX
UBS PACE Large Co Value Equity Investments Class:
   A: PCPAX   B: PCPBX   C: PLVCX   Y: PLVYX
UBS PACE Large Co Growth Equity Investments Class:
   A: PLAAX   B: PLABX   C: PLACX   Y: PLAYX
UBS PACE Small/Medium Co Value Equity Investments Class:
   A: PEVAX   B: PEVBX   C: PEVCX   Y: PVEYX
UBS PACE Small/Medium Co Growth Equity Investments Class:
   A: PQUAX   B: PUMBX   C: PUMCX   Y: PUMYX
UBS PACE International Equity Investments Class:
   A: PWGAX   B: PWGBX   C: PWGCX   Y: PWIYX
UBS PACE International Emerging Markets Equity Investments Class:
   A: PWEAX   B: PWEBX   C: PWECX   Y: PWEYX
UBS PACE Real Estate Securities Investments
   A: PREAX              C: PREEX   Y: PREYX
UBS PACE Alternative Strategies Investments Class:
   A: PASIX   B: PASNX   C: PASOX   Y: PASYX

If you want more information about the Funds, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS:


Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year. Each fund makes its annual and semiannual reports available free on its Web site at http://www.ubs.com.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. You may also request other information about the funds and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.


You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. You can get copies of reports and other information about the funds:


- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov.

[UBS Global Asset Management LOGO]

UBS PACE Select Advisors Trust
Investment Company Act File No. 811-8764

(C) 2006 UBS Global Asset Management (Americas) Inc.
All rights reserved.

[UBS Global Asset Management LOGO]

UBS PACE(SM) Select Advisors Trust
UBS PACE Money Market Investments
UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE High Yield Investments
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments
UBS PACE Small/Medium Co Value Equity Investments
UBS PACE Small/Medium Co Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments
UBS PACE Real Estate Securities Investments
UBS PACE Alternative Strategies Investments
Prospectus


November 30, 2006


This prospectus offers Class P shares of the fifteen funds in the Trust to participants in the PACE(SM) Select Advisors Program. The PACE Select Advisors Program and these funds are designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

----------------------------------------------------
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
----------------------------------------------------

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------

Contents


THE FUNDS
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS
UBS PACE Money Market Investments
   Investment objective, strategies and risks                         Page 4
   Performance                                                        Page 5
   Expenses and fee tables                                            Page 6
UBS PACE Government Securities Fixed Income Investments
   Investment objective, strategies and risks                         Page 8
   Performance                                                        Page 10
   Expenses and fee tables                                            Page 11
UBS PACE Intermediate Fixed Income Investments
   Investment objective, strategies and risks                         Page 13
   Performance                                                        Page 16
   Expenses and fee tables                                            Page 18
UBS PACE Strategic Fixed Income Investments
   Investment objective, strategies and risks                         Page 20
   Performance                                                        Page 23
   Expenses and fee tables                                            Page 24
UBS PACE Municipal Fixed Income Investments
   Investment objective, strategies and risks                         Page 26
   Performance                                                        Page 29
   Expenses and fee tables                                            Page 31
UBS PACE Global Fixed Income Investments
   Investment objective, strategies and risks                         Page 33
   Performance                                                        Page 36
   Expenses and fee tables                                            Page 38
UBS PACE High Yield Investments
   Investment objective, strategies and risks                         Page 40
   Performance                                                        Page 43
   Expenses and fee tables                                            Page 44
UBS PACE Large Co Value Equity Investments
   Investment objective, strategies and risks                         Page 46
   Performance                                                        Page 48
   Expenses and fee tables                                            Page 50
UBS PACE Large Co Growth Equity Investments
   Investment objective, strategies and risks                         Page 52
   Performance                                                        Page 55
   Expenses and fee tables                                            Page 57
UBS PACE Small/Medium Co Value Equity Investments
   Investment objective, strategies and risks                         Page 59
   Performance                                                        Page 62
   Expenses and fee tables                                            Page 64
UBS PACE Small/Medium Co Growth Equity Investments
   Investment objective, strategies and risks                         Page 66
   Performance                                                        Page 68
   Expenses and fee tables                                            Page 70



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

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------


UBS PACE International Equity Investments
   Investment objective, strategies and risks                         Page 72
   Performance                                                        Page 75
   Expenses and fee tables                                            Page 77
UBS PACE International Emerging Markets Equity Investments
   Investment objective, strategies and risks                         Page 79
   Performance                                                        Page 82
   Expenses and fee tables                                            Page 84
UBS PACE Real Estate Securities Investments
   Investment objective, strategies and risks                         Page 86
   Performance                                                        Page 88
   Expenses and fee tables                                            Page 89
UBS PACE Alternative Strategies Investments
   Investment objective, strategies and risks                         Page 91
   Performance                                                        Page 95
   Expenses and fee tables                                            Page 96
   More about risks and investment strategies                         Page 98

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT
Managing your fund account                                            Page
--Buying shares                                                       Page 103
--The PACE(SM) select advisors program                                Page 103
--Selling shares                                                      Page 104
--Additional information about your account                           Page 105
--Pricing and valuation                                               Page 107

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS
Management                                                            Page 109
Dividends and taxes                                                   Page 125
Disclosure of portfolio holdings                                      Page 126
Financial highlights                                                  Page 127
Appendix A                                                            Page A-1
Where to learn more about the funds                                   Back cover



------------------------------------------------------------
THE FUNDS ARE NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.
------------------------------------------------------------


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    3

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Money Market Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Current income consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


--------------------------------------------------------------------------------
4                                                    UBS Global Asset Management

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Money Market Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the annual PACE Select Advisors Program fee.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996                5.05%
1997                5.27%
1998                5.21%
1999                4.85%
2000                6.08%
2001                3.93%
2002                1.48%
2003                0.62%
2004                0.81%
2005                2.69%


Total return January 1--September 30, 2006: 3.30%


Best quarter during calendar years shown: 4th quarter, 2000: 1.57%


Worst quarters during calendar years shown: 3rd and 4th quarters, 2003, and 1st quarter, 2004: 0.12%


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)


CLASS (INCEPTION DATE)                            ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------------   --------   ----------   ---------
Class P (8/24/95)                                   1.16%       0.38%       2.04%
3-Month Treasury Bill Index
   (reflects no deduction for fees or expenses)     3.00%       2.21%       3.72%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Money Market Investments

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases (as a % of
   offering price)                                                       None
Maximum deferred sales charge (load) (as a % of offering price)          None
Maximum annual account fee for PACE select advisors program (as a % of average value of shares held on the last calendar day of the
   previous quarter)                                                     1.50%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                          0.15%
Distribution and/or service (12b-1) fees                                 None
Other expenses*                                                          0.84%
                                                                         -----
Total annual fund operating expenses                                     0.99%
                                                                         =====
Management fee waiver/expense reimbursements**                           0.39%
                                                                         -----
Net expenses**                                                           0.60%
                                                                         =====


----------


*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 0.60%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.



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6                                                    UBS Global Asset Management

UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Money Market Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $213      $738     $1,291    $2,797


----------
* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.


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UBS Global Asset Management                                                    7

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UBS PACE Government Securities Fixed Income Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in US government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to between one and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.


Under normal circumstances, the fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. The fund invests in other US government securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also invests, to a lesser extent, in investment grade bonds of other issuers, including those backed by mortgages or other assets. These bonds of other issuers generally have one of the two highest credit ratings, although the fund may invest to a limited extent in bonds with the third highest credit rating (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

PRINCIPAL RISKS


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:


- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this


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     right more often, and the fund may have to reinvest these repayments at lower interest rates.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

- PORTFOLIO TURNOVER RISK--The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9

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--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996                4.26%
1997                9.04%
1998                6.42%
1999                1.01%
2000               11.49%
2001                9.69%
2002                7.02%
2003                2.96%
2004                4.44%
2005                2.12%


Total return January 1--September 30, 2006: 3.55%


Best quarter during calendar years shown: 3rd quarter, 2001: 4.45% Worst quarter during calendar years shown: 1st quarter, 1996: (1.33)%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                             ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------   --------   ----------   ---------
Class P (8/24/95) Return before taxes                 0.60%      3.64%       4.22%
   Return before taxes                                0.60%      3.64%       4.22%
   Return after taxes on distributions               (1.14)%     1.99%       2.13%
   Return after taxes on distributions and sale
      fund shares of                                  0.40%      2.11%       2.29%
Lehman Brothers Mortgage-Backed Securities Index
   (reflects no deduction for fees, expenses, or
   taxes)                                             2.61%      5.44%       6.18%


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--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                      None
Maximum deferred sales charge (load) (as a % of offering price)    None
Maximum annual account fee for PACE select advisors program
   (as a % of average value of shares held on the last calendar
   day of the previous quarter)                                    1.50%
Redemption fee (as a % of amount redeemed within 90 days of
   purchase, if applicable)+                                       1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees@                                                   0.47%
Distribution and/or service (12b-1) fees                           None
Other expenses*                                                    0.46%
                                                                   -----
Total annual fund operating expenses                               0.93%
                                                                   =====
Management fee waiver/expense reimbursements**                     0.06%
                                                                   -----
Net expenses**                                                     0.87%
                                                                   =====


----------

@ Management fees have been restated to reflect a reduction in the breakpoints of the fund's management fee which became effective as of August 1, 2006. The management fee for the fund's last fiscal year ended July 31, 2006 was 0.50%.


*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 0.87%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

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UBS PACE Government Securities Fixed Income Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $240      $752     $1,290    $2,762


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Current income, consistent with reasonable stability of principal.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund limits its investments to bonds that are investment grade at the time of purchase. The fund also may invest in preferred stocks.


The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of approximately three to ten years. It normally limits its overall portfolio "duration" to between two and four and one-half years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected BlackRock Financial Management, Inc. ("BlackRock") to serve as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Lehman Brothers Intermediate Government/Credit Index. To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

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--------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to


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     borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation;
     (3) supported by pools of assets (e.g., mortgage-backed securities);
     or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

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--------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to July 29, 2002, which is the date on which BlackRock assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   -------------
1996               3.14%
1997               7.45%
1998               7.36%
1999              (0.11)%
2000               9.02%
2001               7.48%
2002              (0.02)%
2003               4.02%
2004               2.75%
2005               1.33%


Total return January 1--September 30, 2006:3.01%


Best quarter during calendar years shown: 3rd quarter, 1998: 4.17% Worst quarter during calendar years shown: 2nd quarter, 2004: (2.31)%


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UBS PACE Intermediate Fixed Income Investments

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                           ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------------------------------   --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                                            (0.18)%      1.54%       2.64%
   Return after taxes on distributions                            (1.33)%     (0.01)%      0.73%
   Return after taxes on distributions and sale of fund shares    (0.12)%      0.39%       1.07%
Lehman Brothers Intermediate Government/Credit Index
   (reflects no deduction for fees, expenses, or taxes)            1.58%       5.50%       5.80%


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--------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases (as a % of
   offering price)                                                       None
Maximum deferred sales charge (load) (as a % of offering price)          None
Maximum annual account fee for PACE select advisors program (as a % of average value of shares held on the last calendar day of the
   previous quarter)                                                     1.50%
Redemption fee (as a % of amount redeemed within 90 days of purchase,
   if applicable)+                                                       1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees@                                                         0.38%
Distribution and/or service (12b-1) fees                                 None
Other expenses*                                                          0.41%
                                                                         -----
Total annual fund operating expenses                                     0.79%
                                                                         =====


----------

@ Management fees have been restated to reflect a reduction in the breakpoints of the fund's management fee which became effective as of August 1, 2006. The management fee for the fund's last fiscal year ended July 31, 2006 was 0.40%.

*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

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UBS PACE Intermediate Fixed Income Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the current level shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $232      $715     $1,225    $2,626



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UBS PACE Strategic Fixed Income Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between three and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.


The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.


The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.



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UBS PACE Strategic Fixed Income Investments

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit


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UBS PACE Strategic Fixed Income Investments

     of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

- PORTFOLIO TURNOVER RISK--The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."

OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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UBS PACE Strategic Fixed Income Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996                 3.22%
1997                10.20%
1998                 8.22%
1999                (2.74)%
2000                11.59%
2001                 8.38%
2002                10.11%
2003                 5.75%
2004                 4.93%
2005                 2.43%


Total return January 1--September 30, 2006: 2.80%


Best quarter during calendar years shown: 3rd quarter, 2001: 6.76% Worst quarter during calendar years shown: 2nd quarter, 2004: (3.26)%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                            ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------------   --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                               0.90%      4.70%       4.54%
   Return after taxes on distributions              (0.70)%     2.98%       2.42%
   Return after taxes on distributions and sale
      of fund shares                                 0.59%      3.01%       2.56%
Lehman Brothers Government/Credit Index
   (reflects no deduction for fees, expenses,
   or taxes)                                         2.37%      6.11%       6.17%


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                      None
Maximum deferred sales charge (load) (as a % of offering
   price)                                                          None
Maximum annual account fee for PACE select advisors
   program  (as a % of average value of shares held on the
   last calendar day of the previous quarter)                      1.50%
Redemption fee (as a % of amount redeemed within 90 days
   of purchase, if applicable)+                                    1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees@                                                   0.47%
Distribution and/or service (12b-1) fees                           None
Other expenses*                                                    0.48%
                                                                   -----
Total annual fund operating expenses                               0.95%
                                                                   =====
Management fee waiver/expense reimbursements**                     0.02%
                                                                   -----
Net expenses**                                                     0.93%
                                                                   =====


----------

@ Management fees have been restated to reflect a reduction in the breakpoints of the fund's management fee which became effective as of August 1, 2006. The management fee for the fund's last fiscal year ended July 31, 2006 was 0.50%.

*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 0.93%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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UBS PACE Strategic Fixed Income Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $246      $762     $1,304    $2,785


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


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UBS PACE Municipal Fixed Income Investments

Investment objective, strategies and risks

FUND OBJECTIVE

High current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.


The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage its portfolio duration.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Standish Mellon Asset Management Company LLC ("Standish Mellon") to serve as the fund's investment advisor. In deciding which securities to buy for the fund, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish Mellon also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish Mellon may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.


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UBS PACE Municipal Fixed Income Investments

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- POLITICAL RISK--The fund's investments may be significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.

- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress,


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UBS Global Asset Management                                                   27

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UBS PACE Municipal Fixed Income Investments

     may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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28                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Municipal Fixed Income Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to June 1, 2000, which is the date on which Standish Mellon (or its predecessor in interest) assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   -------------
1996               4.86%
1997               7.01%
1998               5.39%
1999              (2.15)%
2000               8.27%
2001               4.88%
2002               7.78%
2003               3.42%
2004               2.33%
2005               0.99%


Total return January 1--September 30, 2006: 2.70%


Best quarter during calendar years shown: 2nd quarter, 2002: 3.42% Worst quarter during calendar years shown: 2nd quarter, 2004: (1.93)%


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UBS PACE Municipal Fixed Income Investments

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                    ONE YEAR   FIVE YEARS   TEN YEARS
-------------------------------------------------------   --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                                     (0.52)%      2.31%       2.68%
   Return after taxes on distributions                     (0.52)%      2.31%       2.67%
   Return after taxes on distributions and sale of
      fund shares                                           0.84%       2.53%       2.88%
Lehman Brothers Municipal Five-Year Index
   (reflects no deduction for fees, expenses, or taxes)     0.95%       4.62%       4.78%


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UBS PACE Municipal Fixed Income Investments

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases (as a
   % of offering price)                                            None
Maximum deferred sales charge (load) (as a % of offering price)    None
Maximum annual account fee for PACE select advisors program (as
   a % of average value of shares held on the last calendar day
   of the previous quarter)                                        1.50%
Redemption fee (as a % of amount redeemed within 90 days of
   purchase, if applicable)+                                       1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                    0.40%
Distribution and/or service (12b-1) fees                           None
Other expenses*                                                    0.44%
                                                                   -----
Total annual fund operating expenses                               0.84%
                                                                   =====
Management fee waiver/expense reimbursements**                     0.08%
                                                                   -----
Net expenses**                                                     0.76%
                                                                   =====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 0.76%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $229      $723     $1,243    $2,670


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


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Investment objective, strategies and risks

FUND OBJECTIVE

High total return.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), US government bonds and bonds of US or non-US private issuers. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. The fund invests primarily in high-grade bonds of governmental and private issuers in developed countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade and emerging market securities.


The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, Rogge Global Partners seeks to invest in bonds of financially healthy entities because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the fund. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund assets it manages.

For its segment of the fund's assets, FFTW seeks to outperform a benchmark, the Lehman Brothers Global Aggregate ex US Index (Unhedged) (before


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fees and expenses), through an active bond selection process that relies on
(1) constructing diversified portfolios, (2) identifying the most attractive sectors and the most attractive individual securities within those sectors and (3) monitoring portfolio risk with risk management tools. FFTW divides the investment universe into three major blocs (the Americas, Eurozone and Asia), plus emerging markets, and analyzes trends in economic growth, inflation, monetary and fiscal policies. FFTW decides which securities to buy for its segment of the fund by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations,


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     whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which FFTW assumed day-to-day management of a portion of the fund's assets. Prior to that date, Rogge Global Partners was responsible for managing all the fund's assets.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   -------------
1996                 4.58%
1997                 1.00%
1998                18.60%
1999                (8.52)%
2000                (1.26)%
2001                (1.22)%
2002                17.42%
2003                14.31%
2004                10.03%
2005                (5.98)%


Total return January 1--September 30, 2006: 3.28%


Best quarter during calendar years shown: 2nd quarter, 2002: 10.50% Worst quarter during calendar years shown: 1st quarter, 1999: (4.83)%


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AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)



CLASS (INCEPTION DATE)                                           ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------------------------------   --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                                            (7.39)%      4.94%       2.94%
   Return after taxes on distributions                            (9.43)%      3.20%       1.10%
   Return after taxes on distributions and sale of fund shares    (4.63)%      3.31%       1.43%
Lehman Brothers Global Aggregate ex US Index (in USD)
   (reflects no deduction for fees, expenses, or taxes)*          (8.65)%      7.65%       4.39%
Lehman Brothers Global Aggregate Index (in USD)
   (reflects no deduction for fees, expenses, or taxes)           (4.49)%      6.80%       5.35%
Citigroup World Government Bond Index (in USD)
   (reflects no deduction for fees, expenses, or taxes)           (6.88)%      6.92%       4.99%


----------


* Effective December 1, 2005, the fund's benchmark index was changed to the Lehman Brothers Global Aggregate ex US Index, to reflect the fund's decreased exposure to US fixed income securities.



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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                      None
Maximum deferred sales charge (load)
   (as a % of offering price)                                      None
Maximum annual account fee for PACE select advisors program
   (as a % of average value of shares held on
   the last calendar day of the previous quarter)                  1.50%
Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)+                            1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                    0.60%
Distribution and/or service (12b-1) fees                           None
Other expenses*                                                    0.67%
                                                                   -----
Total annual fund operating expenses                               1.27%
                                                                   =====
Management fee waiver/expense reimbursements**                     0.14%
                                                                   -----
Net expenses**                                                     1.13%
                                                                   =====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 1.13%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $266      $846     $1,452    $3,089


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.



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Investment objective, strategies and risks

FUND OBJECTIVE

Total return.

PRINCIPAL INVESTMENT STRATEGIES


The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds").


These investments will include fixed income securities that are (i) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S & P"); (ii) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies")); or (iii) unrated, but deemed by the Fund's portfolio managers to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.



The fund also invests in derivatives. The fund may invest in a number of different countries throughout the world, including the United States.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected MacKay Shields LLC ("MacKay Shields") to serve as the fund's investment advisor. MacKay Shields' Global High Yield Active Core strategy attempts to deliver attractive risk adjusted returns by avoiding most of the unusually large losses in the high yield market even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the fund's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

MacKay Shields anticipates that under normal circumstances the fund's average duration will approximate the duration of the Merrill Lynch Global High Yield Index, the internal benchmark used to gauge the Fund's relative performance, which has a duration of between 4 and 5 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by 4%; however, high yield investments having the same duration as investment grade investments may react to interest rate changes to a different extent.

However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.



The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.


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-    DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- HIGH YIELD SECURITIES RISK--Lower-rated securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non-payment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

- ILLIQUIDITY RISK--The fund may invest to a greater degree in securities that trade in lower volumes and securities that may be less liquid than other securities. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from being able to take advantage of other investment opportunities.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.


- VALUATION RISK--During periods of reduced market liquidity or in the absence of readily available market quotations for securities in the fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisor may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective


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     pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.


More information about the risks of an investment in the fund is provided below in "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

There is no performance information quoted for the fund as the fund had not yet operated for a full calendar year as of the date of this prospectus.


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum front-end sales charge (load) imposed on purchases (as a % of
   offering price)                                                       None
Maximum deferred sales charge (load) (as a % of offering price)          None
Maximum annual account fee for PACE select advisors program (as a % of average value of shares held on the last calendar day of the
   previous quarter)                                                     1.50%
Redemption fee (as a % of amount redeemed within 90 days of purchase,
   if applicable)@                                                       1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees*                                                         0.60%
Distribution and/or service (12b-1) fees                                 None
Other expenses**+                                                        1.30%
                                                                         -----
Total annual fund operating expenses**                                   1.90%
                                                                         =====
Management fee waiver/expense reimbursements++                           0.80%
                                                                         -----
Net expenses**++                                                         1.10%
                                                                         =====


----------

* The management fees provided are estimates for the fund's first fiscal year based on fund assets as of October 2006.

** Expense estimates for the fund's first fiscal year are based on fund assets as of October 2006.


+    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


++ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 1.10%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



--------------------------------------------------------------------------------
44                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE High Yield Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS
------   -------
 $263      $971


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The cost under the 3 year estimate assumes that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amount shown above under the 3 year estimate.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   45

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--------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments

Investment objectives, strategies and risks

FUND OBJECTIVES

Capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.


The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), has selected Institutional Capital Corporation ("ICAP"), Westwood Management Corp. ("Westwood") and SSgA Funds Management, Inc. ("SSgA FM") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative value of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 15% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.

In managing its segment of the fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors companies and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.


In managing its segment of the fund's assets, SSgA FM seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA FM uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA FM ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA FM constructs its segment by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting segment has characteristics similar to the Russell 1000 Value Index. SSgA FM generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.

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46                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

PRINCIPAL RISKS


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- CREDIT RISK--The risk that the issuer of bonds will default or otherwise be unable to honor a financial obligation. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.


- INDEX STRATEGY RISK--SSgA FM's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   47

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--------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to July 1, 2000, when another investment advisor was responsible for managing all the fund's assets. ICAP and Westwood each assumed day-to-day management of a portion of the fund's assets on July 1, 2000 and SSgA FM assumed day-to-day management of another portion of the fund's assets on October 10, 2000.


TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996               25.11%
1997               24.75%
1998               18.36%
1999               (4.14)%
2000                2.48%
2001               (3.89)%
2002              (16.84)%
2003               26.98%
2004               13.13%
2005               10.66%


Total return January 1--September 30, 2006: 11.14%


Best quarter during calendar years shown: 4th quarter, 1998: 16.26% Worst quarter during calendar years shown: 3rd quarter, 2002: (16.98)%


--------------------------------------------------------------------------------
48                                                   UBS Global Asset Management

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UBS PACE Large Co Value Equity Investments

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                             ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------   --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                               9.01%       3.34%       7.09%
   Return after taxes on distributions               8.47%       3.00%       6.01%
   Return after taxes on distributions and sale
      of fund shares                                 6.60%       2.74%       5.69%
Russell 1000 Value Index
   (reflects no deduction for fees, expenses,
      or taxes)                                      7.07%       5.28%      10.94%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   49

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--------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load) (as a % of offering price)            None
Maximum annual account fee for PACE select advisors program
   (as a % of average value of shares held on the last calendar
   day of the previous quarter)                                            1.50%
Redemption fee (as a % of amount redeemed within 90 days of purchase,
   if applicable)+                                                         1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                            0.60%
Distribution and/or service (12b-1) fees                                   None
Other expenses*                                                            0.39%
                                                                           -----
Total annual fund operating expenses                                       0.99%
                                                                           =====
Management fee waiver/expense reimbursements**                             0.13%
                                                                           -----
Net expenses**                                                             0.86%
                                                                           =====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


** The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through December 1, 2007 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA FM. The fund and UBS Global AM have entered into additional fee waiver agreements whereby UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets as follows: $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



--------------------------------------------------------------------------------
50                                                   UBS Global Asset Management

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UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its annual fee waiver agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $239      $751     $1,289    $2,761


----------

* The costs under the 1 year estimate reflect the fee waiver agreement between UBS Global AM and the fund which (together with the permanent fee waiver agreement) limits the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. This agreement is in effect through December 1, 2007. The costs under the 3, 5 and 10 year estimates reflect only the permanent fee waiver agreement between the fund and UBS Global AM and do not reflect the fee waiver agreement in effect through December 1, 2007. As long as an annual fee waiver agreement (in addition to the permanent fee waiver agreement) is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   51

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UBS PACE SELECT ADVISORS TRUST
--------------------------------------------------------------------------------
UBS PACE Large Co Growth Equity Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA FM") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, GEAM invests primarily in a limited number of equity securities issued by large capitalization companies that the portfolio manager believes have above average growth histories and/or growth potential. Stock selection is key to the performance of the segment of the fund allocated to GEAM. The portfolio manager seeks to identify stocks of companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high quality management focused on generating shareholder value. The portfolio manager also selects equity securities from a number of industries based on the merits of individual companies. GEAM seeks to avoid overvalued stocks prone to earnings disappointment and generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.

In selecting investments for the Fund, Marsico uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the portfolio manager also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the portfolio manager identifies sectors, industries and companies that may benefit from the overall trends the portfolio manager has observed.

The portfolio manager then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the portfolio manager may focus on any of a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting

--------------------------------------------------------------------------------
52                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Large Co Growth Equity Investments

standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection. Marsico may reduce or sell investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.


In managing its segment of the fund's assets, SSgA FM seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA FM uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA FM ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA FM constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index. SSgA FM generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- INTEREST RATE RISK--The value of the fund's bond investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.


- INDEX STRATEGY RISK--SSgA FM's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.


- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   53

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     Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- FOREIGN INVESTING AND EMERGING MARKETS RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets issuers than for issuers in more developed countries.

- INITIAL PUBLIC OFFERINGS RISK--The fund may purchase shares issued as part of, or a short period after, a company's initial public offering (IPO), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes the fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
54                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Large Co Growth Equity Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to September 16, 2002, when another investment advisor was responsible for managing a portion of the fund's assets. SSgA FM (or its predecessor in interest) assumed day-to-day management of a portion of the fund's assets on October 10, 2000, and GEAM and Marsico each assumed responsibility for managing a separate portion of the fund's assets on September 16, 2002.


TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996               21.24%
1997               24.79%
1998               40.05%
1999               25.24%
2000              (20.07)%
2001              (21.49)%
2002              (30.71)%
2003               29.66%
2004                8.84%
2005                5.41%


Total return January 1--September 30, 2006: 2.82%


Best quarter during calendar years shown: 4th quarter, 1998: 31.79% Worst quarter during calendar years shown: 1st quarter, 2001: (23.12)%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   55

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--------------------------------------------------------------------------------
UBS PACE Large Co Growth Equity Investments

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                           ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------------------------------   --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                                             3.84%      (5.57)%      3.98%
   Return after taxes on distributions                             3.82%      (5.57)%      3.32%
   Return after taxes on distributions and sale of fund shares     2.52%      (4.65)%      3.35%
Russell 1000 Growth Index
   (reflects no deduction for fees, expenses, or taxes)            5.27%      (3.58)%      6.73%


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--------------------------------------------------------------------------------


UBS PACE Large Co Growth Equity Investments


Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load)
   (as a % of offering price)                                              None
Maximum annual account fee for PACE select advisors program
   (as a % of average value of shares held on
   the last calendar day of the previous quarter)                          1.50%
Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)+                                    1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                            0.59%
Distribution and/or service (12b-1) fees                                   None
Other expenses*                                                            0.41%
                                                                           -----
Total annual fund operating expenses                                       1.00%
                                                                           =====
Management fee waiver/expense reimbursements**                             0.05%
                                                                           -----
Net expenses**                                                             0.95%
                                                                           =====


----------


* Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

** The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through December 1, 2007 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA FM.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   57

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--------------------------------------------------------------------------------
UBS PACE Large Co Growth Equity Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $248      $774     $1,326    $2,832


----------

* The costs under the 1 year estimate reflect a fee waiver agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates, however, do not reflect a fee waiver agreement. As long as a fee waiver agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.



--------------------------------------------------------------------------------
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UBS PACE Small/Medium Co Value Equity Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings (P/E) ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.


The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management ("Opus") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets may also change over time.

Ariel concentrates on long-term investing. Ariel believes that this patient approach allows it to take advantage of buying opportunities that frequently arise from what it views as Wall Street's excessive focus on the short-term. Ariel seeks to invest in quality companies in industries where Ariel believes it has expertise. Ariel buys stocks when it determines that these businesses appear to be selling at excellent values. Ariel believes that quality companies share several attributes that should result in capital appreciation over time: high barriers to entry; sustainable competitive advantages; predictable fundamentals that allow for significant earnings growth; quality management teams; and solid financials. Ariel generally sells stocks that cease to meet these criteria or that it believes are at risk for fundamental deterioration.


In managing its segment of the fund's assets, MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically two to three years), and constructs a portfolio consisting of highest-conviction ideas.

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is ideally suited to the small cap market segment. The approach utilizes a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which it invests. In other words, MetWest Capital strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

In managing its segment of the fund's assets, Opus uses quantitative and qualitative analysis to construct a value-oriented portfolio of stocks that are believed to be fundamentally undervalued, financially strong, and exhibit strong earnings growth and positive


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   59

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

earnings momentum. Opus is a small cap value manager. The underlying investment philosophy was built upon beliefs derived from the combination of academic studies and experience in observing and evaluating investment managers. Opus believes that, contrary to making forecasts of economic growth, interest rates, inflation rates or unemployment rates, there are many investment strategies that have worked well over the years and are simple and straightforward to utilize. Several of these methodologies, such as price-to-book and price-to-earnings, are believed by Opus to have shown consistent outperformance since the 1930s.


Initial investments in Opus portfolios consistently exhibit most, if not all, of the following investment characteristics: low price-to-earnings ratio; low price-to-book value ratio; low price-to-cash flow ratio; high dividend yield; low debt-to-total-capital; low price/earnings ratio relative to the sum of long-term earnings growth plus dividend yield; positive earnings surprise; positive earnings revision and relatively smaller market capitalization. Opus believes that there is a strong correlation between each of the above characteristics and above average rates of return over long periods of time.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.



--------------------------------------------------------------------------------
60                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   61

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 1, 2005, when another investment advisor was responsible for managing a portion of the fund's assets. Effective October 1, 2005, MetWest Capital and Opus each assumed day-to-day management of a portion of the fund's assets.


TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996               22.35%
1997               37.26%
1998               (9.34)%
1999               (2.79)%
2000               11.76%
2001               21.17%
2002              (15.82)%
2003               38.65%
2004               17.93%
2005                3.10%


Total return January 1--September 30, 2006: 3.31%


Best quarter during calendar years shown: 2nd quarter, 1999: 21.25% Worst quarter during calendar years shown: 3rd quarter, 2002: (22.48)%


--------------------------------------------------------------------------------
62                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                           ONE YEAR   FIVE YEARS   TEN YEARS
-------------------------------------------------------          --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                                             1.57%       9.79%        9.37%
   Return after taxes on distributions                            (1.30)%      8.49%        7.79%
   Return after taxes on distributions and sale of fund shares     4.61%       8.31%        7.58%

Russell 2500 Value Index
   (reflects no deduction for fees, expenses, or taxes)            7.74%      13.43%       13.89%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   63

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy and sell fund shares):


Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load) (as a % of offering
   price)                                                                  None
Maximum annual account fee for PACE select advisors program
   (as a % of average value of shares held on the last
   calendar day of the previous quarter)                                   1.50%
Redemption fee (as a % of amount redeemed within 90 days of
   purchase, if applicable)+                                               1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                            0.60%
Distribution and/or service (12b-1) fees                                   None
Other expenses*                                                            0.58%
                                                                           -----
Total annual fund operating expenses                                       1.18%
                                                                           =====
Management fee waiver/expense reimbursements**                             0.02%
                                                                           -----
Net expenses**                                                             1.16%
                                                                           =====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 1.16%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



--------------------------------------------------------------------------------
64                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Value Equity Investments

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $269      $830     $1,418    $3,011


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   65

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments

Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.


The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Delaware Management Company (a series of Delaware Management Business Trust), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative value of each investment advisor's share of the fund's assets may also change over time.


In deciding which stocks to buy for the fund, Delaware Management Company employs a bottom-up, fundamental analysis to identify companies that have substantially above average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Delaware Management Company also considers the quality of a company's management team and the strength of its finances and internal controls in selecting stocks for the fund. Although Delaware Management Company follows companies in a full range of market sectors, it may focus on a limited number of attractive industries. Delaware Management Company generally sells stocks that no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.


In managing its segment of the fund's assets, ForstmannLeff seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. ForstmannLeff's goal is to ascertain a dynamic of change before it manifests in consensus estimates. ForstmannLeff believes that it can be successful because the small and mid cap market is inherently less efficient than the large cap market. ForstmannLeff attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Because the effectiveness of a small/mid cap company's management team can often determine the difference between success and failure, ForstmannLeff tries to insist on direct access to a variety of each company's key decision-makers.

In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest

--------------------------------------------------------------------------------
66                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments

in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   67

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--------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 1, 2005, which is the date on which ForstmannLeff and Riverbridge each assumed day-to-day management of a portion of the fund's portfolio.


TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996                7.36%
1997               21.73%
1998               14.86%
1999               78.75%
2000               (8.09)%
2001              (14.41)%
2002              (19.88)%
2003               37.68%
2004               11.01%
2005                3.28%


Total return January 1--September 30, 2006: 0.47%


Best quarter during calendar years shown: 4th quarter, 1999: 38.15% Worst quarter during calendar years shown: 1st quarter, 2001: (26.65)%


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AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                         ONE YEAR   FIVE YEARS   TEN YEARS
----------------------                         --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                           1.74%       0.08%       8.67%
   Return after taxes on distributions          (0.69)%     (0.41)%      6.99%
   Return after taxes on distributions
      and sale of fund shares                    3.58%       0.00%       7.05%
Russell 2500 Growth Index (reflects no
   deduction for fees, expenses, or taxes)       8.18%       2.78%       7.37%


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy and sell fund shares):


Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load)
   (as a % of offering price)                                              None
Maximum annual account fee for PACE select advisors program
   (as a % of average value of shares held on the last
   calendar day of the previous quarter)                                   1.50%
Redemption fee (as a % of amount redeemed within 90 days of purchase,
   if applicable)+                                                         1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                            0.60%
Distribution and/or service (12b-1) fees                                   None
Other expenses*                                                            0.58%
                                                                           -----
Total annual fund operating expenses                                       1.18%
                                                                           =====
Management fee waivers/expense reimbursements**                            0.05%
                                                                           -----
Net expenses**                                                             1.13%
                                                                           =====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's net expenses through December 1, 2007 (excluding interest expense, if any) would not exceed 1.13%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR  3 YEARS   5 YEARS   10 YEARS
------  -------   -------   --------
 $266     $828     $1,415    $3,009


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.


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Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets.


The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Asset Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie)" to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.


In managing its segment of the fund's assets, J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis, focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

Martin Currie is an experienced international equity manager. The firm has a highly active 'conviction' approach, seeking the best opportunities for growth across global stock markets.

Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at company level (management changes, product strategies, acquisitions, etc.) and at macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes is believed to lead to superior investment performance. Martin Currie believes that its investment process allows it to identify, evaluate and exploit change at an early stage in clients' portfolios.


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--------------------------------------------------------------------------------
UBS PACE International Equity Investments

In managing its segment of the fund's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock Matrix(TM).

The result is a committed and distinctive EAFE (I.E., Europe, Australasia and Far East) portfolio that reflects what Martin Currie believes to be the best investment opportunities internationally.


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

- FOREIGN CURRENCY RISK--The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (E.G., options, forward commitments) move against it.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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     of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- INVESTMENT COMPANY RISK--Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.


The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to April 1, 2004, which is the date Mondrian and J.P. Morgan assumed management of a portion of the fund's assets.

TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDER YEAR   TOTAL RETURN
-------------   ------------
1996                10.30%
1997                 9.46%
1998                16.34%
1999                35.65%
2000               (20.33)%
2001               (23.14)%
2002               (19.10)%
2003                39.74%
2004                18.62%
2005                14.00%


Total return January 1--September 30, 2006: 16.05%


Best quarter during calendar years shown: 4th quarter, 1999: 24.39% Worst quarter during calendar years shown: 3rd quarter, 2002: (22.14)%


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AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)


CLASS (INCEPTION DATE)                         ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------         --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                          12.30%       1.74%       4.38%
   Return after taxes on distributions          12.14%       1.65%       3.75%
   Return after taxes on distributions
      and sale of fund shares                    8.48%       1.52%       3.56%
MSCI Europe, Australasia and Far
   East Free Index (net LU) (in USD)
   (reflects no deduction for fees,
   expenses, or taxes)                          13.45%       4.53%       5.82%



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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load) (as a % of offering price)            None
Maximum annual account fee for PACE select advisors program
   (as a % of average value of shares held on the last calendar
   day of the previous quarter)                                            1.50%
Redemption fee (as a % of amount redeemed within 90 days of purchase,
   if applicable)+                                                         1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                            0.69%
Distribution and/or service (12b-1) fees                                   None
Other expenses*                                                            0.48%
                                                                           -----
Total annual fund operating expenses                                       1.17%
                                                                           =====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the current level shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $270      $829     $1,415    $3,003



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Investment objective, strategies and risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.


The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Mondrian Investment Partners Limited ("Mondrian") and Gartmore Global Partners ("GGP") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.


In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.


The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectation. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP attempts to avoid those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are believed to be better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings potential. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

GGP adopts a team based active management approach focusing on bottom-up stock picking within a risk-controlled environment. Risk is an integral part of


--------------------------------------------------------------------------------
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GGP's process and is managed on four levels: stock, sector, country and portfolio level.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the Fund. GGP may engage in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers.

- FOREIGN CURRENCY RISK--The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (E.G., options, forward commitments) move against it.

- GEOGRAPHIC CONCENTRATION RISK--To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the


--------------------------------------------------------------------------------
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     fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


- INTEREST RATE RISK--The value of the fund's bond investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- INVESTMENT COMPANY RISK--Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.


More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   81

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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to September 28, 2004, which is the date on which Mondrian assumed day-to-day management of a portion of the fund's assets in place of Baring International Investment Limited, and for the period prior to August 2, 2002, which is the date on which Baring and GGP each assumed day-to-day management of a portion of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.


TOTAL RETURN (1996 is the fund's first full calendar year of operations)

                                     [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
1996                8.52%
1997               (4.72)%
1998              (24.43)%
1999               61.84%
2000              (36.45)%
2001               (8.33)%
2002              (13.70)%
2003               54.99%
2004               19.53%
2005               28.91%


Total return January 1--September 30, 2006: 9.31%


Best quarter during calendar years shown: 4th quarter, 2001: 27.56% Worst quarter during calendar years shown: 3rd quarter, 2001: (24.55)%


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UBS PACE International Emerging Markets Equity Investments

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)

CLASS (INCEPTION DATE)                                           ONE YEAR   FIVE YEARS   TEN YEARS
----------------------                                           --------   ----------   ---------
Class P (8/24/95)
   Return before taxes                                            27.00%      11.88%       2.71%
   Return after taxes on distributions                            27.06%      11.89%       2.65%
   Return after taxes on distributions and sale of fund shares    18.00%      10.44%       2.32%
MSCI Emerging Markets Free (EMF) Index
   (reflects no deduction for fees, expenses, or taxes)           34.54%      19.44%       6.98%


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UBS Global Asset Management                                                   83

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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum sales charge (load) imposed on purchases
  (as a % of offering price)                                               None
Maximum deferred sales charge (load) (as a % of offering price)            None
Maximum annual account fee for PACE select advisors program
   (as a % of average value of shares held on
   the last calendar day of the previous quarter)                          1.50%
Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)+                                    1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees                                                            0.90%
Distribution and/or service (12b-1) fees                                   None
Other expenses*                                                            1.08%
                                                                           -----
Total annual fund operating expenses                                       1.98%
                                                                           =====


----------

* Includes an administration fee of 0.20% paid by the fund to UBS Global AM. Also includes any recoupment from the fund of expenses previously reimbursed by UBS Global AM under a written fee waiver/expense reimbursement agreement.

+ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the current level shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $351     $1,068    $1,807    $3,756



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UBS Global Asset Management                                                   85

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Investment objective, strategies and risks

FUND OBJECTIVE

Total return.

PRINCIPAL INVESTMENT STRATEGIES


The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares and units of beneficial interest in real estate companies (inclusive of REITs). The fund may also sell short.


The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (i) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities or (ii) invest at least 50% of their assets in such real estate.


The fund may invest in the securities of issuers located in a number of different countries throughout the world, but expects that at least initially most assets will be invested in the United States with up to approximately 20% invested outside the United States during the fund's first several months of operations. In the future, the fund's investment advisor may increase the fund's allocation to securities domiciled outside the United States so that they might comprise a much larger percentage of the fund. The amount invested outside the United States may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Goldman Sachs Asset Management, L.P. ("GSAM") to serve as the fund's investment advisor. GSAM employs a bottom-up investment process focusing on fundamental research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's Board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.


PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- REAL ESTATE INDUSTRY RISK--An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.


- REAL ESTATE INVESTMENT TRUST RISK--The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts.


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     Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.


- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN CURRENCY RISK--The value of the securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- ILLIQUIDITY RISK--Some or all of the securities in which the fund invests may be illiquid when purchased or subsequently may become illiquid. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from being able to take advantage of other investment opportunities.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.


- MARKET RISK--The market value of the fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or section of the economy, or it may affect the market as a whole.

- NON-DIVERSIFICATION RISK--The fund is a non-diversified investment company, which means that the fund may invest more of its assets in the securities of a single issuer than a diversified investment company. This may make the value of the fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.


- SHORT SALES RISK--The fund may engage in short sales involving the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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UBS Global Asset Management                                                   87

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Performance


There is no performance information as the fund is expected to commence operations on or about November 30, 2006.



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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):



Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load) (as a % of offering price)            None
Maximum annual account fee for PACE select advisors program
   (as a % of average value of shares held on the last calendar
   day of the previous quarter)                                            1.50%
Redemption fee (as a % of amount redeemed within 90 days of purchase,
   if applicable)@                                                         1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees*                                                           0.60%
Distribution and/or service (12b-1) fees                                   None
Other expenses+                                                            1.19%
                                                                           -----
Total annual fund operating expenses**                                     1.79%
                                                                           =====
Management fee waiver/expense reimbursements++                             0.59%
                                                                           -----
Net expenses**++                                                           1.20%
                                                                           =====


----------
* The management fees provided are based on estimated fund assets under management of less than $500 million during the fund's first fiscal year.

** Expenses are based on an estimated $25 million in assets under management for the fund's first fiscal year.

+    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


++ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM will be contractually obligated to waive its management fees and/or reimburse the fund so that the fund's net expenses through December 1, 2007 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.20%. The fund would be expected to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.



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UBS Global Asset Management                                                   89

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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS
------   -------
 $273      $958

----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The cost under the 3 year estimate assumes that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amount shown above under the 3 year estimate.



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Investment objective, strategies and risks

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

UBS PACE Alternative Strategies Investments has a broad investment mandate that permits the fund to invest in a wide range of equity, fixed income and derivative securities in pursuing its investment objective. The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities issued by companies and government and supranational entities around the world. The fund expects to invest extensively in derivative instruments, including those that provide exposure to commodities and commodity indices.

The fund may invest in a number of different countries throughout the world, including the United States. The fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors.


The fund may engage in 'short-selling.' When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Annual fund operating expenses" provided below, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks, as discussed under 'Principal risks.'


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, allocates the fund's assets between investment advisors who employ investment strategies designed to achieve capital appreciation while having a low correlation to traditional equity and fixed income asset classes. UBS Global AM has selected Analytic Investors, Inc. ("Analytic Investors") and Wellington Management Company, LLP ("Wellington Management") to serve as the fund's investment advisors.

Analytic Investors and Wellington Management employ the following portfolio management strategies:


- Long/Short Global Equity Strategy, Index Option Strategy and Global Tactical Asset Allocation Strategy (Analytic Investors); and


-    Diversified Total Return Strategy (Wellington Management).


Subject to approval by the Trust's board, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies.

LONG/SHORT GLOBAL EQUITY STRATEGY, INDEX OPTION STRATEGY, AND GLOBAL TACTICAL ASSET ALLOCATION STRATEGY--Analytic Investors primarily employs a long/short global equity strategy that may also employ the use of derivatives, such as swaps, futures, and forward contracts. The long/short global equity strategy is comprised of investments in long and short positions of publicly traded equity securities in the United States and in foreign markets both by direct equity investment and through derivatives. The fund buys securities "long" that Analytic Investors believes will


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UBS Global Asset Management                                                   91

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out-perform, and sells securities "short" that Analytic Investors believes will under-perform. This is not a market neutral strategy.

The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors. The fund may take more short positions when it has reduced its written call options positions, and fewer short positions when the fund writes a greater number of calls under its option strategy, and the fund may hold a substantial portion of its total assets in high quality short-term debt securities, cash, or cash equivalents. Analytic Investors may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Analytic Investors also employs an index option strategy, pursuant to which the fund would write index call options. In addition, Analytic Investors may employ a global tactical asset allocation strategy, comprised of investments in the currency markets, and a market allocation component that uses long and short equity positions, and fixed income index futures, and/or swaps or other derivatives to express its market views.

DIVERSIFIED TOTAL RETURN STRATEGY--Wellington Management will pursue a diversified total return strategy. Wellington Management will pursue this strategy by combining diverse sources of return from across the global capital markets, including, but not limited to, equity, fixed income, currency, cash and asset allocation strategies.

In pursuing this strategy, Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments. These equity securities may include, but are not limited to, common stock, convertible securities, REITs (i.e., shares of real estate investment trusts), ADRs (i.e., American Depository Receipts) and other depository securities. Fixed income securities may include, but are not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents and other fixed income securities. These debt obligations may be denominated in US dollars or other currencies, and may include non-investment grade and emerging market debt issues.


Wellington Management also may buy or sell exchange traded funds, equity-index, interest rate, credit, fixed income index futures, options, options on futures, forward contracts, structured notes, swaps, swap options, over-the-counter and other derivatives related to countries, industries, broad-market indices, or similar groups of securities. The fund may also buy and sell derivatives related to individual commodities or groups of commodities, and to individual currencies or groups of currencies. The fund also may buy and sell instruments associated with other asset classes. Specific components of the strategy are expected to change over time.

PRINCIPAL RISKS

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- AGGRESSIVE INVESTMENT RISK--The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

- ARBITRAGE TRADING RISK--The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. Lower-rated bonds


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     are more likely to be subject to an issuer's default than investment grade
     (higher-rated) bonds.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

- SWAP AGREEMENT RISK--The fund may enter into credit, total return, equity, interest rate, index and currency swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.


- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN CURRENCY RISK--The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

- FOREIGN INVESTING AND EMERGING MARKETS RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- ILLIQUIDITY RISK--The fund may invest to a greater degree in securities that trade in lower volumes and securities that may be less liquid than other securities. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from being able to take advantage of other investment opportunities.


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UBS Global Asset Management                                                   93

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-    INTEREST RATE RISK--The value of the fund's fixed income investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- NON-DIVERSIFICATION RISK--The fund is a non-diversified investment company, which means that the fund may invest more of its assets in the securities of a single issuer than a diversified investment company. This may make the value of the fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

- POLITICAL RISK--The fund's investments may be significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than on that of another fund having a broader range of investments.


- STRUCTURED SECURITY RISK--The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that a fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

- VALUATION RISK--During periods of reduced market liquidity or in the absence of readily available market quotations for securities in the fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisors may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.

More information about the risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


OTHER INFORMATION

- COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.


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Performance

There is no performance information quoted for the fund as the fund had not yet operated for a full calendar year as of the date of this prospectus.


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Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                              None
Maximum deferred sales charge (load) (as a % of offering price)            None
Maximum annual account fee for PACE select advisors program
   (as a % of average value of shares held on the last calendar
   day of the previous quarter)                                            1.50%
Redemption fee (as a % of amount redeemed within 90 days of
   purchase, if applicable)@                                               1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management fees*                                                           1.20%
Distribution and/or service (12b-1) fees                                   None
Other expenses**+
   Miscellaneous expenses                                         0.60%
   Dividend expenses, borrowing costs and related interest
   expenses attributable to securities sold short~                0.53%
                                                                  -----
Total other expenses                                                       1.13%
                                                                           -----
Total annual fund operating expenses**                                     2.33%
                                                                           =====
Management fee waiver/expense reimbursements++                             0.10%
                                                                           -----
Net expenses**++                                                           2.23%
                                                                           =====


----------

* The management fees provided are estimates for the fund's first fiscal year based on fund assets under management as of October 2006.

** Expense estimates for the fund's first fiscal year are based on fund assets as of October 2006.


+    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


++ The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's net expenses through December 1, 2007 (excluding dividend expenses, borrowing costs and interest expense, if any) would not exceed 1.70%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

@ Effective beginning March 1, 2007. Please see the section entitled "Managing your fund account--Selling shares--Redemption fee" for additional information concerning the applicability of the redemption fee.

~ When the fund borrows a security to make a short sale, the fund has to pay the lender of the security the value of any dividends earned on that security. These dividend payments are investment related expenses of the fund.



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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS
------   -------
 $375     $1,160


----------

* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's ordinary total annual operating expenses to the net expense level shown in the fee table. The cost under the 3 year estimate assumes that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amount shown above under the 3 year estimate.



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More about risks and investment strategies

PRINCIPAL RISKS


The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment objective, strategies and risks" heading for that fund.


Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

AGGRESSIVE INVESTMENT RISK. UBS PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment manager may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

ARBITRAGE TRADING RISK. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

DERIVATIVES RISK. The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset, reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

EQUITY RISK. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

FOREIGN INVESTING AND EMERGING MARKETS RISKS; FOREIGN CURRENCY RISK. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central


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banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

GEOGRAPHIC CONCENTRATION RISK. UBS PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

GOVERNMENT SECURITIES RISK. Various types of US government securities have different levels of credit risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. A fund may invest in securities in any of these categories. A fund may invest in securities issued by government-sponsored enterprises that, although chartered or sponsored by Acts of Congress, issue securities that are neither insured nor guaranteed by the US government. For example, debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Banks ("FHLBs"), are neither insured nor guaranteed by the US government.

HIGH YIELD SECURITIES RISK. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.


ILLIQUIDITY RISK. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small-and mid-sized US companies, high-yield securities, convertible securities, unrated debt and convertible securities, certain derivatives, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A fund could lose money if it cannot sell securities at the time and price that would be most beneficial to the fund.

INDEX STRATEGY RISK. Performance of the portions of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments managed by SSgA FM may deviate from that of an index because of shareholder purchases and sales of shares, which can occur daily, and because of fees and expenses borne by a fund.


INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to


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rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary source of risk for US government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.


LEVERAGE RISK. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration.


LIMITED CAPITALIZATION RISK. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

POLITICAL RISK. The municipal bond market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal bonds less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal bond obligations. These events could cause the value of the municipal bonds held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays. During periods of uncertainty, the prices of municipal securities can become volatile.

PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

REAL ESTATE INDUSTRY RISK. UBS Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does


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not concentrate in a particular industry. In addition, the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.


REAL ESTATE INVESTMENT TRUST RISK. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (I.E., shopping malls, apartment building complexes, health care facilities) and geographic location.


RELATED SECURITIES CONCENTRATION RISK. UBS PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.

SECTOR RISK. UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the techology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

SINGLE ISSUER CONCENTRATION RISK UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.

VALUATION RISK. During periods of reduced market liquidity or in the absence of readily available market quotations for securities in a fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.


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ADDITIONAL RISK

STRUCTURED SECURITY RISK. The funds, including UBS PACE Money Market Investments, may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (E.G., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that a fund's investment advisor(s) did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

CASH RESERVES; DEFENSIVE POSITIONS. UBS PACE Money Market Investments invests exclusively in money market instruments. Each of the other funds may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. UBS PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes when suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS Global AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the United States) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new investment advisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

- UBS PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

- UBS PACE Global Fixed Income Investments may invest in securities of only one country, including the United States.

- UBS PACE International Equity Investments may invest without limit in bonds that are traded in the United States and in foreign markets.

PORTFOLIO TURNOVER. Each fund (other than UBS PACE Money Market Investments) may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

UBS PACE MONEY MARKET INVESTMENTS. Like all money market funds, UBS PACE Money Market Investments is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. The fund's investment strategies are designed to comply with these requirements.


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UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based on its assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

NAME-LINKED INVESTMENT POLICIES. Each fund's investment policy (other than UBS PACE Municipal Fixed Income Investments and UBS PACE Alternative Strategies Investments) of investing at least 80% of its net assets in the type of investment suggested by its name may be changed by the fund's board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy. UBS PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. (UBS PACE Money Market Investments and UBS PACE Alternative Strategies Investments are not required to adopt an 80% investment policy and have not done so.)

BUYING SHARES

If you are a participant in the PACESM Select Advisors Program, you may buy Class P shares of the funds through a managed account maintained with UBS Financial Services Inc.

You must make payment for fund shares by check made payable to UBS Financial Services Inc. Your payment is due no later than the first business day after the order is placed. You may not place an order until you have completed the Investor Profile Questionnaire for the PACE Select Advisors Program (described below), reviewed the resulting analysis, made the asset allocation decision and executed the necessary PACE Select Advisors Program documentation. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc.'s headquarters.

The Trust, UBS Financial Services Inc. and UBS Global AM reserve the right to reject a purchase order or suspend the offering of fund shares.

The minimum initial aggregate investment in the Trust is $10,000. Any subsequent investment in the Trust must be at least $500. The Trust may vary these minimums.

ADDITIONAL COMPENSATION TO AFFILIATED DEALER

UBS Global AM pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

- a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity fund and 0.075% of the value of shares of a fixed income fund that are held in a UBS Financial Services Inc. account at month-end. For purposes of this paragraph UBS PACE Alternative Strategies Investments is considered an equity fund. These payments do not apply to shares of UBS PACE Money Market Investments.

THE PACE(SM) SELECT ADVISORS PROGRAM

The PACE(SM) Select Advisors Program is an investment advisory service pursuant to which UBS Financial Services Inc. provides you with personalized investment allocation recommendations. UBS Financial Services Inc. does not have any investment discretion over your PACE Select Advisors Program account. You will make all the investment decisions.

Under the PACE Select Advisors Program, your Financial Advisor assists you in

- identifying your financial characteristics, including your risk tolerance and investment objectives; and


- completing an Investor Profile Questionnaire, which you may update from time to time with your Financial Advisor's assistance.



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UBS Financial Services Inc. uses an investment profile evaluation and asset allocation methodology to translate this information into a suggested allocation of your assets among different funds. Your Financial Advisor presents the recommended allocation to you initially and reviews the PACE Select Advisors Program account with you at least annually. Your Financial Advisor also may, if you so request, review with you the monthly account statements and other information, such as quarterly performance data. Your Financial Advisor also monitors any changes in your financial characteristics that you identify through a revised Investor Profile Questionnaire and communicates these changes to UBS Financial Services Inc. for reevaluation of your investment profile.

You may direct your Financial Advisor to automatically rebalance your PACE Select Advisors Program account on a quarterly basis to assure that any deviation from the designated allocation among the funds does not exceed a specified threshold.

PACE PROGRAM FEE

For the services provided to you under the PACE Select Advisors Program, you will pay UBS Financial Services Inc. a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the funds held in your account under the PACE Select Advisors Program. This quarterly fee is generally charged to your UBS Financial Services Inc. account. The Program Fee may be reduced for

-    certain Individual Retirement Accounts,

-    retirement plans for self-employed individuals and

- employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974.

For these participants, UBS Financial Services Inc. may provide different services than those described above and may charge different fees. These participants also may make arrangements to pay the quarterly fee separately. In addition, Trustees of the Trust, employees of UBS Global AM and UBS Financial Services Inc. and their family members who maintain an "employee-related" account at UBS Financial Services Inc., and trustees or directors of other UBS Global AM mutual funds may participate in the PACE Select Advisors Program at a reduced fee or for no fee.

Program Fees also may be subject to negotiation and may differ based upon the type of account, the size of the account, the amount of PACE Select Advisors Program assets in the account and the number or range of supplementary advisory services to be provided by Financial Advisors, among other factors.

Financial Advisors receive a portion of the PACE Select Advisors Program Fee for the services they provide to participants.

Investors who are fiduciaries for a retirement or employee benefit plan should consider, in a prudent manner, the relationship of the fees to be paid by the plan and the level of services to be provided by UBS Financial Services Inc.

As a PACE Select Advisors Program participant, you may incur greater total fees and expenses than investors purchasing shares of this or similar investment companies without the benefit of these professional asset allocation recommendations.

SELLING SHARES

You can sell your fund shares at any time. You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to UBS Financial Services Inc.'s headquarters. After it receives and accepts your request, UBS Financial Services Inc. repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after UBS Financial Services Inc. receives the order.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the funds' transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

-    Your name and address;

-    The fund's name;


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-    Your account number;

-    The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Trust and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

It costs the Trust money to maintain shareholder accounts. Therefore, the Trust reserves the right to repurchase all fund shares in any PACE Select Advisors Program account that has a net asset value of less than $7,500. If the Trust elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum in effect at the time the PACE Select Advisors Program account was originally opened or more within 30 days. This notice may appear on your account statement.

If you want to sell shares that you purchased recently, the Trust may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

AUTOMATIC REDEMPTION OF FUND SHARES UPON TERMINATION OF PARTICIPATION IN THE PACE SELECT ADVISORS PROGRAM. Class P shares of the funds are available exclusively to participants in the PACE Select Advisors Program. Accordingly, you may buy and hold Class P shares of the funds only for as long as you participate in the PACE Select Advisors Program.

Your termination of your participation in the PACE Select Advisors Program (other than, in the case of an investor who is a natural person, termination in the Program as a result of that person's death) will result in automatic redemption of the Class P shares you hold or that are held on your behalf. This automatic redemption will have tax consequences to you that you should carefully consider before investing in Class P shares. For further information on automatic redemption, please refer to the PACE Program Agreement.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

MARKET TIMING

UBS PACE MONEY MARKET INVESTMENTS. Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and


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typically do not fluctuate in value based on market prices. For these reasons, the Board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS Global AM funds that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedure for another UBS Global AM fund, please see that fund's prospectus.


ALL OTHER FUNDS EXCEPT UBS PACE MONEY MARKET INVESTMENTS. The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." Certain securities in which the funds invest may present specific market timing risks, for example: foreign securities, thinly traded securities, small-capitalization securities and junk bonds. Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.


Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM determines to be a market timer. UBS Global AM maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM will consider the potential harm of the trading or exchange activity to a fund or its shareholders. If UBS Global AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM will attempt to prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.


Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM detects an unusual pattern of trading activity, UBS Global AM will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM will require the Financial Intermediary to block the particular plan from further purchases of fund shares.


While each fund will encourage Financial Intermediaries to apply the fund's market timing policies to its customers or participants who invest in the fund through an omnibus account, each fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers


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of Financial Intermediaries. For example, although UBS Global AM reviews the trading activity of omnibus accounts, UBS Global AM may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.


Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.

REDEMPTION FEE

SECTION APPLICABLE TO SHAREHOLDER INITIATED TRANSACTIONS OUTSIDE OF PERIODIC AUTOMATIC ACCOUNT REBALANCING.

Beginning March 1, 2007, if you sell or exchange Class P shares of a fund (other than UBS PACE Money Market Investments) less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable fund, not to UBS Global AM or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee; the redemption fee will not apply to shares of the funds that:

- are held in certain omnibus accounts of certain financial intermediaries, such as broker-dealers or qualified retirement plans including 401(k), 403(b) or 457 plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a fund are held in omnibus accounts through certain other financial intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the funds' transfer agent or principal underwriter, the redemption fee may be charged on participant initiated exchanges or redemptions;

-    are sold or exchanged under automatic withdrawal plans;

-    are sold due to death or disability of the shareholder; or

- UBS Global AM, in its sole discretion, deems reasonable, in light of the circumstances.


PRICING AND VALUATION

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, each fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund receives your order in good form. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.


UBS PACE MONEY MARKET INVESTMENTS' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. UBS PACE



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Money Market Investments values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.


OTHER FUNDS. Each other fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a reliable market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's board of trustees. With respect to any portion of a fund's assets that are invested in one or more other open-end management investment companies that are registered under the Investment Company Act of 1940, as amended, the fund's net asset value is calculated using the net asset values of the other registered open-end management investment companies in which the fund invests. The prospectuses for those other investment companies should explain the circumstances under which they would use fair value pricing, and the effects thereof. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.


The types of securities for which fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Each fund expects to price most of its portfolio securities based on current market value, as discussed above. If a fund concludes that a market quotation is not readily available for the fund's portfolio security for any number of reasons, including the occurrence of a "significant event" (E.G., natural disaster or governmental action), after the close of trading in its principal market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value per share. As a result, the fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Judgment also plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.


The funds calculate the US dollar value of investments that are denominated in foreign currencies daily. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate net asset value. As a result, a fund's net asset value may change on days when you will not be able to buy or sell fund shares. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.


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Management

MANAGER AND INVESTMENT ADVISORS


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, with offices at One North Wacker Drive, Chicago, IL 60606 and 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the US Securities and Exchange Commission. As of September 30, 2006, UBS Global AM had approximately $141.9 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidy of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $657.8 billion in assets under management worldwide as of September 30, 2006. UBS is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.


UBS Global AM provides investment advisory services for UBS PACE Money Market Investments. UBS Global AM selects investment advisors for the other funds, subject to approval of the Trust's board, and reviews the performance of those investment advisors.

The funds have received an exemptive order from the SEC to permit the board to select and replace investment advisors and to amend the sub-advisory contracts between UBS Global AM and the investment advisors without obtaining shareholder approval.




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MANAGEMENT AND ADMINISTRATION FEES


UBS Global AM is the administrator of the funds. Each fund pays fees to UBS Global AM for management and administrative services. The annual contract rate for management services varies from 0.15% to 1.20% of a fund's average daily net assets. The annual contract rate for administrative services is 0.20% of each fund's average daily net assets. The following table shows the combined annual fee rate for management and administrative services for each fund:


                                                   COMBINED MANAGEMENT AND
                                                 ADMINISTRATIVE SERVICES FEE
                                              ---------------------------------
                                               ASSETS UNDER MANAGEMENT    FEE
                                              ------------------------   ------
UBS PACE Money Market Investments                                        0.350%

UBS PACE Government Securities Fixed
Income Investments                            $0 - $250 million          0.700%
                                              Above $250 million up to
                                              $500 million               0.650%
                                              Above $500 million up to
                                              $750 million               0.625%
                                              Above $750 million up to
                                              $1 billion                 0.600%
                                              Above $1 billion           0.575%

UBS PACE Intermediate Fixed
Income Investments                            $0 - $250 million          0.600%
                                              Above $250 million up to
                                              $500 million               0.550%
                                              Above $500 million up to
                                              $750 million               0.525%
                                              Above $750 million up to
                                              $1 billion                 0.500%
                                              Above $1 billion           0.475%

UBS PACE Strategic Fixed Income Investments   $0 - $250 million          0.700%
                                              Above $250 million up to
                                              $500 million               0.650%
                                              Above $500 million up to
                                              $750 million               0.625%
                                              Above $750 million up to
                                              $1 billion                 0.600%
                                              Above $1 billion           0.575%



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                                                   COMBINED MANAGEMENT AND
                                                 ADMINISTRATIVE SERVICES FEE
                                              ---------------------------------
                                               ASSETS UNDER MANAGEMENT    FEE
                                              ------------------------   ------
UBS PACE Municipal Fixed Income Investments   $0 - $250 million          0.600%
                                              Above $250 million up to
                                              $500 million               0.550%
                                              Above $500 million up to
                                              $750 million               0.525%
                                              Above $750 million up to
                                              $1 billion                 0.500%
                                              Above $1 billion           0.475%

UBS PACE Global Fixed Income Investments      $0 - $500 million          0.800%
                                              Above $500 million up to
                                              $1 billion                 0.775%
                                              Above $1 billion           0.750%

UBS PACE High Yield Investments               $0 - $500 million          0.800%
                                              Above $500 million up to
                                              $1 billion                 0.750%
                                              Above $1 billion up to
                                              $1.5 billion               0.725%
                                              Above $1.5 billion up to
                                              $2 billion                 0.700%
                                              Above $2 billion           0.675%

UBS PACE Large Co Value Equity Investments                               0.800%*

UBS PACE Large Co Growth Equity Investments   $0 - $500 million          0.800%
                                              Above $500 million up to
                                              $1 billion                 0.775%
                                              Above $1 billion up to
                                              $2 billion                 0.750%
                                              Above $2 billion           0.725%
UBS PACE Small/Medium Co Value
Equity Investments                            $0 - $750 million          0.800%
                                              Above $750 million         0.775%


----------

* UBS PACE Large Co Value Equity Investments and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written agreement whereby UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets to the following rates $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%.


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                                                   COMBINED MANAGEMENT AND
                                                 ADMINISTRATIVE SERVICES FEE
                                              ---------------------------------
                                               ASSETS UNDER MANAGEMENT    FEE
                                              ------------------------   ------
UBS PACE Small/Medium Co Growth
Equity Investments                            $0 - $750 million          0.800%
                                              Above $750 million         0.775%

UBS PACE International Equity Investments     $0 - $500 million          0.900%
                                              Above $500 million up to
                                              $1 billion                 0.875%
                                              Above $1 billion up to
                                              $2 billion                 0.850%
                                              Above $2 billion           0.825%

UBS PACE International Emerging Markets
Equity Investments                            $0 - $500 million          1.100%
                                              Above $500 million up to
                                              $1 billion                 1.075%
                                              Above $1 billion up to
                                              $2 billion                 1.050%
                                              Above $2 billion           1.025%

UBS PACE Real Estate Securities Investments   $0 - $500 million          0.800%
                                              Above $500 million up to
                                              $1 billion                 0.750%
                                              Above $1 billion up to
                                              $1.5 billion               0.725%
                                              Above $1.5 billion up to
                                              $2 billion                 0.700%
                                              Above $2 billion           0.675%

UBS PACE Alternative Strategies Investments   $0 - $500 million          1.400%
                                              Above $500 million up to
                                              $1 billion                 1.350%
                                              Above $1 billion up to
                                              $1.5 billion               1.300%
                                              Above $1.5 billion up to
                                              $2 billion                 1.275%
                                              Above $2 billion           1.250%



During the fiscal year ended July 31, 2006, the funds (other than UBS PACE Real Estate Securities Investments, which had not yet commenced operations) paid UBS Global AM at the effective rates shown below. In some cases, UBS Global AM waived all or a portion of its fees or because the funds were repaying UBS Global AM for previously expenses pursuant to fee waiver/expense reimbursement agreements:



UBS PACE Money Market Investments                                         0.00%
UBS PACE Government Securities Fixed Income Investments                   0.61%
UBS PACE Intermediate Fixed Income Investments                            0.59%



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UBS PACE Strategic Fixed Income Investments                               0.65%
UBS PACE Municipal Fixed Income Investments                               0.54%
UBS PACE Global Fixed Income Investments                                  0.70%
UBS PACE High Yield Investments                                           0.00%
UBS PACE Large Co Value Equity Investments                                0.68%
UBS PACE Large Co Growth Equity Investments                               0.75%
UBS PACE Small/Medium Co Value Equity Investments                         0.78%
UBS PACE Small/Medium Co Growth Equity Investments                        0.76%
UBS PACE International Equity Investments                                 0.89%
UBS PACE International Emerging Markets Equity Investments                1.19%
UBS PACE Alternative Strategies Investments                               0.25%



A discussion regarding the basis for the Board of Trustees' approval of each fund's investment management/advisory agreement is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2006.

WITHDRAWAL OF INITIAL INVESTMENT BY UBS GLOBAL AM--UBS PACE REAL ESTATE SECURITIES INVESTMENTS. UBS Global AM, is providing an initial investment in the amount of $10 million for UBS PACE Real Estate Securities Investments. UBS Global AM intends to withdraw its initial investment in the fund as it grows through investments by public investors. UBS Global AM expects to have redeemed its entire interest in the fund during the fund's first year of investment operations. For so long as UBS Global AM has a greater than 25% interest in the fund, UBS Americas Inc., its direct parent, may be deemed to be a "control person" of the fund for purposes of the Investment Company Act of 1940, as amended. UBS Global AM, a wholly-owned indirect subsidiary of UBS AG, is a Delaware corporation located at 51 West 52nd Street, New York, NY 10019 and at One North Wacker Drive, Chicago, IL 60606

BANK HOLDING COMPANY ACT LIMITATIONS. To the extent that UBS Global AM maintains a greater than 24.99% interest in UBS PACE Real Estate Securities Investments, UBS Global AM will be deemed to "control" the fund for purposes of the US Bank Holding Company Act of 1956, as amended ("BHCA"). Accordingly, the fund may be subject to certain limitations on its ability to own equity securities of certain issuers set forth in the BHCA. These limitations may be eliminated as UBS Global AM reduces its percentage interest in the fund through redemptions, as discussed above.


INVESTMENT ADVISORS AND PORTFOLIO MANAGERS

Certain information concerning each fund's investment advisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.

UBS PACE MONEY MARKET INVESTMENTS. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") provides all investment advisory services for this fund. Michael Markowitz, a managing director of UBS Global AM, is primarily responsible for the fund's day-to-day portfolio management.


UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC FIXED INCOME INVESTMENTS. Pacific Investment Management Company LLC ("PIMCO") serves as investment advisor for these funds. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. On September 30, 2006, PIMCO had approximately $641.7 billion in assets under management. PIMCO is one of the largest fixed income management firms in the United States. Included among PIMCO's institutional clients are many "Fortune 500" companies.


W. Scott Simon is a Managing Director and a senior member of PIMCO's portfolio management and strategy groups, and head of the mortgage and asset-backed securities teams. He has been primarily responsible for the day-to-day management of UBS PACE Government Securities Fixed Income Investments since 2003. He joined the firm in 2000 from Bear Stearns & Co. in New York, where he was a

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senior managing director and co-head of mortgage-backed securities ("MBS")
pass-through trading. He also authored THE DAILY MBS COMMENTARY. Mr. Simon has seven times been named to positions on the INSTITUTIONAL INVESTOR All-America Fixed-Income Research Team, including first place honors in MBS pass-throughs and overall MBS strategies. He has twenty-two years investment experience, and holds bachelor's and master's degrees in industrial engineering from Stanford University.

William C. Powers is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy groups. He has been primarily responsible for the day-to-day management of UBS PACE Strategic Fixed Income Investments since 1997. He joined the firm in 1991, previously having been associated with Salomon Brothers, and with Bear Stearns as senior managing director, specializing in mortgage-backed securities. Mr. Powers has twenty-two years of investment experience, and holds a bachelor's degree in economics from Princeton University and an MBA from Stanford Graduate School of Business.


UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS. BlackRock Financial Management, Inc. ("BlackRock") serves as investment advisor for UBS PACE Intermediate Fixed Income Investments. BlackRock is located at 40 East 52nd Street, New York, New York 10022. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock was formed in 1988 and, as of September 30, 2006, had $1.075 trillion in assets under management.

As of September 30, 2006, Merrill Lynch & Co., Inc. owns approximately 49.3% of BlackRock Inc.'s outstanding voting securities and The PNC Financial Services Group. Inc. owns approximately 34% of BlackRock Inc.'s outstanding voting securities.

BlackRock uses a team approach in the management of the fund's portfolio. Keith Anderson and Scott Amero have been jointly and primarily responsible for the day-to-day management of UBS PACE Intermediate Fixed Income Investments since 2002. Messrs. Anderson and Amero lead BlackRock Advisors, LLC's Fixed Income Team, which consists of 94 portfolio managers including nine lead sector specialists in the major fixed-income sectors, as well as 50 credit research analysts and substantial quantitative research analysts. BlackRock is a wholly-owned subsidiary of BlackRock Advisors, LLC. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock Advisors' risk management analytics to regularly evaluate the composition of the fund.

Mr. Anderson is a Vice Chairman and the Global Chief Investment Officer of Fixed Income. Mr. Anderson has been with BlackRock since the firm's founding in 1988 and is a member of the Executive and Management Committees. Mr. Amero is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock Advisors' team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Global Chief Investment Officer for Fixed Income, a member of BlackRock's Executive and Management Committees and Chairman of the Investment Strategy Group.


Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group.


UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS. Standish Mellon Asset Management Company LLC ("Standish Mellon") serves as investment advisor for UBS PACE Municipal Fixed Income Investments. Standish Mellon is located at One Boston Place, Boston, Massachusetts 02108. Standish Mellon assumed management of the fund on August 1, 2001. Standish Mellon's predecessor was founded in 1933 and, as of September 30, 2006, Standish Mellon had


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over $147 billion in assets under management. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities with either Standish Mellon or its predecessor since June 1, 2000. Ms. Todd is a senior vice president of Standish Mellon and joined Standish Mellon's predecessor in 1995.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS. Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") serve as investment advisors for UBS PACE Global Fixed Income Investments. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2006, it had approximately $20 billion in assets under management.


Rogge Global Partners uses a team approach in managing the fund's portfolio. The team is led by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.

Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her responsibilities since August 1998, and Mr. Gray, who has held his fund responsibilities since April 1999.

Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Mr. Bell joined Rogge Global Partners in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst.

Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing US, global and short-term mandates.

Richard Gray joined Rogge Global Partners in April 1999 and serves as a portfolio manager and head of emerging markets. He was previously a vice president, emerging debt research of Bank of America (1995-1999).


The investment team is closely integrated, having worked together for several years. All client assets are managed internally by a 15 member investment team, which includes ten portfolio managers/strategists (who conduct their own research), four research analysts and one global economist. The portfolio managers also carry out all trading. Olaf Rogge, Richard Bell, John Graham and Adrian James are responsible for portfolio management and research among the developed government bond markets. Malie Conway, Stephen Thariyan, David Butler, Annabel Rudebeck and John Makowske focus on global credit research, with Richard Gray and Jens Moller-Butcher specializing in the emerging markets area. Igor Pikovsky and David Gillard manage portfolio risk management and portfolio implementation strategies, respectively. Michael Barnes is an Assistant Portfolio Manager and Ranjiv Mann researches economic issues.

FFTW is located at 200 Park Avenue, 46th Floor, New York, New Fischer Francis Trees & Watts, Inc. ("York") 10166. FFTW is an investment advisor registered with the SEC under the Investment Advisers Act of 1940. As of September 30, 2006, FFTW, including its affiliates, had approximately $12.2 billion in assets under management.

FFTW uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of the fund's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific fund investments. FFTW's chief investment officer, Richard Williams, serves as the primary portfolio manager for the fund. Key members of the team are Adnan Akant, John Carey, Susan Swindells and

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David Marmon. Messrs. Akant, Carey, Marmon and Williams are managing directors of FFTW. Mr. Marmon has held key fund responsibilities since October 2000. Messrs. Akant and Carey have held fund responsibilities since September 2003, and Ms. Swindells assumed fund responsibilites in July 2006.


Mr. Williams joined FFTW in 1995 from Deutsche Bank where he worked as an analyst in the fixed income research department. In addition to serving as the firm's CIO, Mr. Williams chairs FFTW's Investment Strategy Group, a team of senior investment professionals who formulate the firm's investment strategy and sector biases for all portfolios under management at FFTW. Mr. Williams is a primary portfolio manager for global bond portfolios and heads the Global Interest Rate Team.

Mr. Akant joined FFTW in 1984 after six years at the World Bank where he managed the Bank's liquidity portfolio and advised the Treasurer on the Bank's multi-currency borrowing program. Mr. Akant has been responsible for various market specialties and products over the years, including US interest rates and proprietary trading. He moved into the global bond area, responsible for foreign exchange, in 1994. He currently heads the Foreign Exchange Team and the US Interest Rates Team and is a member of the Investment Strategy Group.

Mr. Carey joined FFTW in 1998 from Atlantic Portfolio Analytics and Management. He is head of the Structured Securities Team and a member of the firm's Investment Strategy Group. Mr. Carey is a primary portfolio manager for the firm's mortgage and short duration products.


Ms. Swindells joined FFTW in 2001 from Gulf International Bank (UK) Ltd. She is a member of FFTW's Structured Credit and Corporate Credit teams. She is responsible for investing in European and U.K. corporate credits (e.g., bonds) on behalf of FFTW, and is a manager of FFTW's synthetic corporate CDO (i.e., collateralized debt obligations) portfolios.

Mr. Marmon joined FFTW in 1990 from Yamaichi International (America) where he was head of futures and options research. Mr. Marmon heads the US Corporate Credit Team, which determines security selection of corporate and high yield bonds, and he is a member of FFTW's Investment Strategy Group.

UBS PACE HIGH YIELD INVESTMENTS. MacKay Shields LLC ("MacKay Shields"), 9 West 57th Street, New York, New York 10019, serves as the fund's investment advisor. As of September 30, 2006, MacKay Shields had approximately $38.2 billion in assets under management. MacKay Shields was founded in 1938 and advises primarily mutual funds, pension or profit sharing plans, and other pooled investment vehicles. MacKay Shields has served as the fund's investment advisor since its inception.


MacKay Shields utilizes a team approach in all aspects of investment management decision-making and the development of investment policy, and no single portfolio manager is solely responsible for portfolio strategy, allocation and/or portfolio construction. The portfolio managers who are jointly and primarily responsible for the day-to-day management of UBS PACE High Yield Investments are Dan Roberts, Senior Managing Director, who leads the high yield team; Taylor Wagenseil, Managing Director and Co-Head of High-Yield Portfolio Management; Michael Kimble, Managing Director and Co-Head of High-Yield Portfolio Management; and Lou Cohen, Managing Director and Director of Research.


Messrs. Roberts, Wagenseil, Kimble and Cohen have held their fund responsibilities since its inception. Mr. Roberts joined MacKay Shields in 2004 when the firm acquired the fixed income division of Pareto Partners, where he was the Chief Investment Officer from 2001 and Chief Investment Officer-Fixed Income in 2000. Mr. Kimble joined MacKay Shields in 2004 as Director and Co-Head of High Yield Portfolio Management when MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Wagenseil is the Managing Director and Co-Head of High Yield Portfolio Management after MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Cohen joined MacKay Shields as a Managing Director and

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Director of Research when the firm acquired Pareto Partners in 2004. Mr.
Cohen was a Managing Director at Pareto Partners since 2000. Messrs. Roberts, Wagenseil Kimble and Cohen have been portfolio managers of the fund since its inception.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS. Institutional Capital Corporation ("ICAP"), Westwood Management Corp. ("Westwood") and SSgA Funds Management, Inc. ("SSgA FM") serve aorations investment advisors for UBS PACE Large Co Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2006, ICAP had approximately $16.7 billion in assets under management. ICAP has held its fund responsibilities since July 1, 2000.


The investment decisions for the fund are made through a team approach, with all of the ICAP investments professionals contributing to the process. All members, except for Jeffrey A. Miller, have been actively managing the portfolio since July 2000. Mr. Miller began actively managing the portfolio in 2005.

Robert H. Lyon, chief investment officer, joined ICAP in 1976 as a securities analyst. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988, he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992.


Gary S. Maurer joined ICAP in 1972 as a quantitative analyst. Mr. Maurer is a senior member of the investment committee.


Jerrold K. Senser, CFA, is co-chief investment officer and a member of the senior investment committee. He is responsible for economic analysis and portfolio strategy. Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham.

Thomas R. Wenzel, CFA, is the director of research and a member of the senior investment committee. Mr. Wenzel joined ICAP in 1992 and is responsible for the analysis and stock recommendations for the financials sector. Previously, he served as a senior equity analyst at Brinson Partners, Inc.

Kathleen C. Pease, CFA, is a member of the senior investment committee and is responsible for the analysis and stock recommendations for the capital spending and retail sectors. Before joining ICAP in 1995, Ms. Pease was an analyst at ANB, a subsidiary of Bank One.

Andrew P. Starr, CFA, is a member of the senior investment committee. Mr. Starr joined ICAP in 1998 and is responsible for the analysis and stock recommendations for the basic industries, consumer durables, and energy sectors. His prior experience includes analyst positions at Scudder Kemper Investments and Morningstar.

William J. Van Tuinen, CFA, is a member of the senior investment committee. Mr. Van Tuinen joined ICAP in 1995 and is responsible for the analysis and stock recommendations for the services, consumer staples, and transportation sectors.

Jeffrey A. Miller, vice president and member of the senior investment committee, joined ICAP in 1999. Mr. Miller is a Chartered Financial Analyst, and is responsible for the analysis and stock recommendations for the technology sector.


Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2006, Westwood had approximately $5.3 billion in assets under management. Susan M. Byrne, Chief Investment Officer and Chairman of the Board of Directors of Westwood since 1983, has over 30 years of experience as a securities analyst and portfolio manager. Ms. Byrne has been primarily responsible for the day-to-day management of Westwood's share of the fund's assets since July 1, 2000.

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SSgA FM is located at One Lincoln Street, Boston, Massachusetts 02111, and is
an affiliate of State Street Bank and Trust Company. As of September 30,
2006, SSgA FM had approximately $130 billion in assets under management and is part of a group of companies that manages approximately $1.6 trillion.
SSgA FM uses a team approach in its management of its share of the fund's assets. James M. Johnson, CFA, is a Principal of SSgA FM and a Senior Portfolio Manager for the U.S. Active Quantitative Equity Team and is the portfolio manager who is primarily responsible for the day-to-day management of the fund's assets allocated to SSgA FM. He has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Mr. Johnson began his investment career in 1990 as a quantitative analyst and has been a portfolio manager since 1998. Prior to joining SSgA FM in 2005, when he began managing this fund, he managed a market neutral hedge fund and mutual fund portfolios for American Express Financial Advisors. Mr. Johnson holds a degree in Music Engineering
Technology and a minor in Electrical Engineering from The University of Miami. He also holds an M.B.A. in Finance from The University of Minnesota Carlson School of Business. Mr. Johnson earned the Chartered Financial
Analyst designation in 1995. SSgA FM and its predecessor, an affiliate, have held their fund responsibilities since October 10, 2000.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS. GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA FM") serve as investment advisors for UBS PACE Large Co Growth Equity Investments. GEAM is located at 3001 Summer Street, Stamford, Connecticut 06904. GEAM, established in 1988, is a wholly owned subsidiary of General Electric Company and is considered one of the largest independent managers of institutional assets in the US. As of September 30, 2006, GEAM had approximately $185.7 billion in assets under management. David B. Carlson is primarily responsible for the day-to-day management of the fund's assets allocated to GEAM. Mr. Carlson is a executive vice president and portfolio manager and has been with GEAM since 1982. GEAM has held its fund responsibilities since September 2002.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and is a wholly owned indirect subsidiary of Bank of America Corporation. As of September 30, 2006, Marsico had approximately $73 billion in assets under management. Thomas F. Marsico is the Chief Investment Officer of Marsico, and has been primarily responsible for the day-to-day management of Marsico's portion of the fund since 2002. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager and has been with Marsico since 1997.

SSgA FM is located at One Lincoln Street, Boston, Massachusetts 02111, and is an affiliate of State Street Bank and Trust Company. As of September 30, 2006, SSgA FM had approximately $130 billion in assets under management and is part of a group of companies that manages approximately $1.6 trillion. SSgA FM uses a team approach in its management of its share of the fund's assets. Nick de Peyster, CFA is the portfolio manager who is primarily responsible for the day-to-day management of the fund's assets allocated to SSgA FM. He is a Principal of State Street Global Advisors and a Senior Portfolio Manager for the US Active Quantitative Equity Team. He has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Mr. de Peyster began his investment career in 1989 and has been a portfolio manager since 1992. Prior to joining SSgA FM in 2004, when he began managing this fund, he managed investment portfolios for Morley Fund Management and Assurant. SSgA FM (or its predecessor in interest), have held their fund responsibilities since October 10, 2000.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS. Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management ("Opus") serve as investment advisors for UBS PACE Small/Medium Co Value Equity Investments. Ariel is located at 200 East Randolph Drive,


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Suite 2900, Chicago, Illinois 60601. Ariel is an investment manager with approximately $16.3 billion in assets under management as of September 30, 2006. John W. Rogers, Jr. is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and has held his responsibilities since September 2002. He founded Ariel in 1983 and serves as its chairman and chief investment officer. He has served as the portfolio manager for all small cap portfolios since 1983 and all mid cap portfolios since 2002. Ariel has held fund responsibilities since October 1999.

MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. MetWest Capital is an investment manager with approximately $6.1 billion in assets under management as of September 30, 2006. MetWest Capital was founded in 1997 and has held its investment management responsibilities for the fund since October 2005. Gary W. Lisenbee has served as the portfolio manager for the fund since that time. He has been the President of MetWest Capital since 1997. Mr. Lisenbee has over 33 years of investment industry experience.

Opus is located at 1 West Fourth Street, 25th Floor, Cincinnati, Ohio 45202. Opus, an investment manager founded in 1996, has approximately $1.05 billion in assets under management as of September 30, 2006. Opus has provided portfolio management services for the fund since October 2005. Opus uses a team approach. Len Haussler is the lead portfolio manager and is joined on the Investment Committee by Kevin P. Whelan and Jonathon M. Detter who serve as assistant portfolio managers. All members of the Investment Committee are generalists who assist in the day-to-day management of the fund; all members are responsible for identifying new opportunities as well as monitoring the current portfolio. Len A. Haussler has served as the fund's portfolio manager since October 2005. He has been the President of Opus since 1996.


Kevin P. Whelan has been the Vice President of Opus since 1998. Mr. Whelan serves as an assistant portfolio manager, and has been co-managing this portfolio since October 2005.

Jonathon M. Detter is a Research Analyst at Opus and serves as an assistant portfolio manager. Mr. Detter has been co-managing this fund since October 2005. Prior to joining Opus in 2003, Mr. Detter was employed at Valuation Research Company in 2002 and Arthur Andersen LLP in 2001, where he performed valuation work for public and private companies.


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS. Delaware Management Company (a series of Delaware Management Business Trust), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") serve as investment advisors for UBS PACE Small/Medium Co Growth Equity Investments. Delaware Management Company is located at One Commerce Square, Philadelphia, Pennsylvania 19103. Delaware Management Company and its predecessors have been managing funds for affiliated organizations in the financial services industry, including insurance and investment management, since 1938 and has held its investment management responsibilities for the fund since December 1996. As of September 30, 2006, Delaware Management Company and its investment advisory affiliates had over $153 billion in assets under management.

Delaware Management Company uses a team approach in managing its portion of the fund's shares. Marshall Bassett acts as the Chief Investment Officer of the Emerging Growth team. He is responsible for the overall portfolio allocation of the Emerging Growth team. He also serves as a portfolio manager and analyst co-covering consumer and retail stocks with Lori Wachs. Mr. Bassett is responsible for identifying consumer and retail stocks for the fund as well as ongoing monitoring of these securities. He has held fund responsibilities since March 1997.


Lori Wachs serves as a portfolio manager and analyst co-covering consumer and retail stocks with Marshall Bassett. Lori is responsible for identifying consumer and retail stocks for the fund as well as ongoing monitoring of these securities. She has held fund responsibilities since December 1996.



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Steve Lampe serves as a portfolio manager and analyst covering financial services and health care stocks. Steve is responsible for identifying financial and health care stocks for the fund as well as ongoing monitoring of these securities. He works in conjunction with Matt Todorow when selecting health care stocks. He has held fund responsibilities since January 1998.

Matt Todorow serves as a portfolio manager and analyst co-covering health care stocks. Matt is responsible for identifying health care stocks for the fund as well as ongoing monitoring of these securities. He works in conjunction with Steve Lampe when selecting health care stocks. He has held fund responsibilities since December 2003.

Steve Catricks serves as a portfolio manager and analyst covering technology stocks. Steve is responsible for identifying technology stocks for the fund as well as ongoing monitoring of these securities. He has held fund responsibilities since November 2001.


Chris Holland serves as a portfolio manager and analyst covering business services stocks. Chris is responsible for identifying business services stocks for the fund as well as ongoing monitoring of these securities. He has held fund responsibilities since November 2001.

Barry Gladstein serves as a portfolio manager and analyst who is responsible for identifying securities that are outside the four main sectors the Emerging Growth Team follows. His responsibilities include the monitoring of and the compliance with fund risk guidelines. He has held fund responsibilities since June 2000.


Rudy Torrijos III serves as a portfolio manager and focuses on the technology sector in the fund's portfolio. He has held his fund responsibilities since he joined Delaware Management Company in 2005. Previously, he was a technology analyst at Fiduciary Trust Co., International, where he was responsible for sector management of technology stocks for small-cap equity products since 2003. From 1997 to 2002, Mr. Torrijos worked for Neuberger Berman Growth Group, first as an analyst and then as a fund manager.


ForstmannLeff is located at 590 Madison Avenue, 39th Floor, New York, New York 10022. ForstmannLeff is an investment manager with approximately $2 billion in assets under management as of September 30, 2006. ForstmannLeff is majority owned by Angelo, Gordon & Co., a privately-held investment management firm. The small/medium cap investment team joined ForstmannLeff in 2004 from Credit Suisse Asset Management, where it managed the same strategy since 1999, when Warburg Pincus merged into Credit Suisse Asset Management. The core team has been together for seven years throughout various organizational changes, and is currently responsible for approximately $1 billion in three strategies: small/medium cap growth, small cap growth, and harbinger of growth. Beth Dater (chief investment officer) and Sammy Oh (senior portfolio manager and senior research analyst), who have been the fund's portfolio managers since October 2005, are jointly and primarily responsible for the day-to-day management of the fund's assets allocated to ForstmannLeff, and lead the six-person investment team.

ForstmannLeff employs a team approach with specific individual members of the team having final authority and ultimate accountability for specific phases of the process. As senior portfolio manager, Sammy Oh, who reports to Beth Dater, is responsible for implementing the team's investment decisions. Beth Dater is the team's chief investment officer, providing crucial leadership by simultaneously challenging and encouraging each member of the team to find incremental opportunities while avoiding uncompensated risks. All members of the team, including the aforementioned individuals, conduct fundamental research to identify investment candidates and to participate in the portfolio construction process.

Beth Dater is Chief Investment Officer for ForstmannLeff's Growth Equity team. Her career in investment management spans 30 years. She became a Managing Director at Warburg Pincus Asset Management (WPAM) in 1980 and was named that firm's Director of Research in 1986. She was with Credit Suisse Asset Management
(CSAM) from 2000-2003, and joined Forstmann-Leff in 2004.

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Sammy Oh is portfolio manager and analyst specializing in small, smid cap and emerging growth US equity portfolios. He was with ForstmannLeff from 1993-1995 and rejoined the firm in 2004 from Credit Suisse Asset Management (CSAM), where he was also a managing director.

Riverbridge is located at 801 Nicollet Mall, Suite 600, Minneapolis, Minnesota 55402. Riverbridge is an investment manager with approximately $890 million in assets under management as of September 30, 2006. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. The firm is 100% employee owned. Mark Thompson leads a five-person investment team, four of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July of 1987.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") serve as investment advisors for UBS PACE International Equity Investments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian is controlled by members of Mondrian's management. Mondrian was purchased from Lincoln Financial Group in September 2004, by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2006, Mondrian managed over $48 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.


Mondrian utilizes a team approach to investment management. Portfolio managers/analysts are responsible for research in the areas/sectors they cover. They provide input to their respective Regional Research Director, and the Regional Research Director then presents that input, along with the portfolio managers/analysts' recommendations, to the Equity Strategy Committee, where it is reviewed and critiqued. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Nigel G. May, Hugh A. Serjeant, and Emma R.E. Lewis, is jointly and primarily responsible for making the day-to-day investment decisions for the fund.


Mr. May joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He has served as a portfolio manager for the fund since 2004. He is currently Joint-Chief Investment Officer-Developed Equity Markets. Mr. Serjeant joined Mondrian in 1995 and is currently Director of Regional Research. Mr. May and Mr. Serjeant have served as portfolio managers for the fund since 2004. Ms. Lewis joined Mondrian in 1995 and is currently a senior portfolio manager. She has served as a portfolio manager for the fund since 2004.

J.P. Morgan is located at 522 Fifth Avenue, New York, NY 10036 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2006, J.P. Morgan and its affiliates had over $935 billion in assets under management.


Beltran Lastra and Jaco Venter are jointly and primarily responsible for the day-to-day management of the fund. An employee since 1996, Mr. Lastra is head of International Structured Equity at J.P. Morgan and has served as portfolio manager of the fund since April 2004. Mr. Venter joined the firm in 1999 as a quantitative research analyst and has served as a portfolio manager of the fund since December 2004.

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Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh EH1
2ES, Scotland, UK. Founded in 1881, Martin Currie is an independent, employee-owned company with an investment focus. Current and former directors and staff own 100% of the company, and around two-thirds of the 200 employees hold equity in the business. Chief investment officer James Fairweather is the product manager for the company's EAFE (i.e., Europe, Australasia and Far
East) portfolios. James Fairweather joined Martin Currie in 1984 and has served as the fund's portfolio manager since 1995. His role reflects the importance of international accounts to Martin Currie's business. As of September 30, 2006, Martin Currie and its affiliates had $22.5 billion in assets under management.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Mondrian Investment Partners Limited ("Mondrian") and Gartmore Global Partners ("GGP") serve as investment advisors for UBS PACE International Emerging Markets Equity Invesments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian Investment Partners Limited is controlled by members of Mondrian's management. Formerly known as Delaware International Advisers Ltd., Mondrian was purchased from Lincoln Financial Group in September 2004, by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2006, Mondrian managed over $48 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.


Mondrian utilizes a team approach to investment management. Currently there are six portfolio managers on the dedicated emerging markets team. Four other investment professionals directly contribute as analysts to the team on a regular basis. The team conducts its own research, while also drawing on the research resources of the firm's other investment professionals, particularly in the Pacific Basin.

All portfolio managers have research specialties and are responsible for supplying research for the countries they cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. The members of the team rely on each other's expertise when constructing a portfolio. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.


A team of individuals, currently including Robert Akester, Ginny Chong and Gregory Halton, is jointly and primarily responsible for making the day-to-day investment decisions for the fund.

Mr. Akester joined Mondrian in 1996, assuming portfolio management responsibilities as well as sharing analytical responsibilities for international equities. He has served as a portfolio manager for the fund since 2004 and is currently a senior portfolio manager. Ms. Chong joined Mondrian in 2000 and has served as a portfolio manager for the fund since 2004. Mr.
Halton joined Mondrian in 2004 and has served as a portfolio manager for the fund since July 2006.


GGP is located at 1200 River Road, Conschocken, Pennsylvania 19428. GGP offers international investment capabilities on behalf of Gartmore Investment Management plc ("Gartmore") to the US institutional marketplace. On May 25, 2006, Hellman & Friedman LLC ("H&F"), a U.S. based private equity firm,

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announced that it, together with members of senior mangagment of Gartmore, had reached an agreement to acquire Gartmore's UK, European, Japanese and Latin American business divisions from Nationwide Mutual Insurance Company. The acquisition was effected on September 29, 2006. H&F now owns approximately a 50% equity stake in Gartmore and members of Gartmore's senior management now own the remaining stake. GGP is the US business division and a wholly owned subsidiary of Gartmore Investment Management plc. Gartmore Investment Management plc has $43.8 billion in net assets under management as of September 30, 2006.

GGP takes a team approach to portfolio construction allowing investors to benefit from the skills of the entire team. Philip Ehrmann and Peter Dalgliesh of the Pacific and Emerging Markets Team are the portfolio managers primarily responsible for the day-to-day management of the fund. They have managed the fund since August 2002. Mr. Ehrmann is Head of the Pacific & Emerging Markets Team, and Mr. Dalgliesh is a Senior Fund Manager on the team and reports to Philip.






Mr. Ehrmann joined GGP in 1995 as Head of the Emerging Markets Equity team. He was appointed Head of the Pacific & Emerging Markets Team in May 2000. Prior to joining GGP, Mr. Ehrmann was Director of Emerging Markets at Invesco.

Mr. Dalgliesh joined GGP in 2002 as an Investment Manager in the Pacific & Emerging Markets Team. Prior to joining Gartmore, Mr. Dalgliesh spent seven years as an Asia Pacific Equity Fund Manager at Jupiter Asset Management.

UBS PACE REAL ESTATE SECURITIES INVESTMENTS. Goldman Sachs Asset Management, L.P. ("GSAM"), 32 Old Slip, 17th Floor, New York, NY 10005, serves as the Fund's investment advisor. As of September 30, 2006, GSAM had approximately $576.4 billion in assets under management. GSAM primarily advises mutual funds, pension plans, corporations, governments, financial institutions, endowments and foundations.


GSAM employs a bottom-up investment process focusing on fundamental research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.


GSAM uses a team approach in its investment management decisions. GSAM's Global Property Securities Team is led by Mark Howard-Johnson and David Kruth, each of whom have nearly 20 years of property-centric investment experience, and consists of 20 professionals in 5 regional teams across the world. Messrs. Howard-Johnson and Kruth are jointly and primarily responsible for the day-to-day management of the fund since its inception.


Mark Howard-Johnson joined GSAM in 1998 to assist in the launch of the Goldman Sachs Real Estate Securities Strategy. He serves as co-head of the real estate securities team at GSAM. Prior to joining GSAM, Mr. Howard-Johnson worked for two years as a Director, Partner and Senior Equity Analyst at Boston Financial on the Pioneer Real Estate Securities Fund, where he was responsible for all analysis and stock recommendations for the fund. For two years previous to this, Mr. Howard-Johnson worked at The Penobscot Group, Inc., as an analyst, specializing in office, industrial and retail companies. Penobscot is considered one of the preeminent bottom-up, independent research shops in the real estate securities field. Mr. Howard-Johnson's other experience includes 11 years in the real estate finance field, as a lender, a mortgage broker and a disposition specialist.

David Kruth joined GSAM in April 2005 as co-portfolio manager on the US and Global Property Securities Strategies. Prior to joining GSAM, Mr. Kruth worked for nearly eight years at Citigroup and AllianceBernstein as portfolio manager and senior equity analyst for global real estate securities funds. For nine years prior to this, he worked at Lend Lease Real Estate Investments (a/k/a The Yarmouth Group) as an investment analyst and portfolio manager where he made investments in commercial and retail property directly and through private operating companies.


UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS. Analytic Investors, Inc. ("Analytic Investors"), 500 South Grand Avenue, 23rd Floor, Los Angeles,

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California 90071, serves as the fund's investment adviser. As of September
30, 2006, Analytic Investors had approximately $7.6 billion in assets under management. Analytic Investors was founded in 1970 and has served as the fund's investment adviser since inception.

Analytic Investors utilizes a team portfolio management approach. A team of investment professionals at Analytic Investors serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of the fund. Gregory McMurran and Dennis Bein oversee the team regarding the management of the fund. Under Mr. McMurran's direction, Robert Murdock serves as lead portfolio manager for futures based strategies and Scott Barker serves as lead portfolio manager for options based strategies. Under Mr. Bein's direction, Douglas Savarese served as lead portfolio manager for global equity strategies from inception through July 31, 2006. Due to the growing needs of Analytic Investors, effective August 1, 2006, Doug is the lead portfolio manager for Japanese equity strategies. David Krider serves as lead portfolio manager for global equity strategies effective August 1, 2006. Harindra de Silva heads the research efforts on behalf of the fund.

Gregory M. McMurran, Chief Investment Officer and Portfolio Manager, joined Analytic Investors in 1976. Dennis Bein, Chief Investment Officer and a Portfolio Manager, joined Analytic Investors in 1995 and has 16 years of industry experience. Robert Murdock, portfolio manager, joined Analytic Investors in 1997 and has 16 years of industry experience. Scott Barker, portfolio manager, joined Analytic Investors in 1995 and has 12 years of industry experience. Douglas Savarese, portfolio manager, joined Analytic Investors in 1999 and has 19 years of industry experience. David Krider, portfolio manager, joined Analytic Investors in June 2005 and has 5 years of industry experience. Prior to joining the firm, David was founder and Chief Technology Officer (1996-2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a Research Associate at First Quadrant before leaving to start his own firm. Harindra de Silva, President and portfolio manager, joined Analytic Investors in 1995, and has 20 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception, with the exception of Messrs. Savarese and Krider.

Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2006, Wellington Management had investment management authority with respect to approximately $544 billion in assets. Wellington Management has served as the fund's investment advisor since its inception.


Wellington Management uses a team approach in its investment management decisions. Scott M. Elliott, Evan S. Grace, CFA, John R. Roberts and Trond Skramstad are primarily responsible for the day-to-day management of the fund.

Mr. Elliott, Senior Vice President and Director of Asset Allocation Strategies, is the portfolio manager responsible for making asset allocation decisions for the fund. He joined Wellington Management as an investment professional in 1994.


Mr. Grace, Vice President and Director of Asset Allocation Research, joined the firm as an investment professional in 2003. Mr. Grace is responsible for portfolio management and investment analysis relating to asset allocation decisions for the fund. Prior to joining the firm, Mr. Grace headed both the Equity Quantitative Research Group and the Asset Allocation Portfolio Management team at State Street Research from 1993 to 2003.


Mr. Roberts, Vice President and Equity Portfolio Manager, is responsible for portfolio management and securities analysis with respect to the equity

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portion of the fund's portfolio. Mr. Roberts joined Wellington Management as an investment professional in 1994.

Mr. Skramstad, Senior Vice President and Co-Director of International Equity Management, is the portfolio manager responsible for the equity portion of the fund. He joined Wellington Management as an investment professional in 1993.

Each of the fund's portfolio managers have served as such since the fund's inception.

Dividends and taxes

DIVIDENDS

UBS PACE MONEY MARKET INVESTMENTS normally declares dividends daily and pays them monthly. Shares of this fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS, UBS PACE STRATEGIC FIXED INCOME INVESTMENTS, UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS, UBS PACE GLOBAL FIXED INCOME INVESTMENTS AND UBS PACE HIGH YIELD INVESTMENTS normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS, UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS, UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS, UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS, UBS PACE INTERNATIONAL EQUITY INVESTMENTS, UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS, UBS PACE REAL ESTATE SECURITIES INVESTMENTS AND UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor at UBS Financial Services Inc. Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

TAXES

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares (except UBS PACE Money Market Investments) for shares of another fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax. However, you will not recognize any gain on the sale of your shares in UBS PACE MONEY MARKET INVESTMENTS so long as it maintains a share price of $1.00.

Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you how you should treat its dividends for tax purposes.

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Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

As noted above, shareholders will pay the PACE Select Advisors Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means that such amounts are deductible only to the extent that they exceed 2% of a person's "adjusted gross income."

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 28% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds' SAI.

Disclosure of portfolio holdings


Each equity series of the Trust will generally post on UBS Global AM's Web site at http://www.ubs.com/globalam, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-quarter end, 25 days after the end of the calendar quarter.

Each fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. Each fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568. Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.



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Financial highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).


No financial highlights are shown for UBS PACE Real Estate Securities Investments, which is expected to commence investment operations on or about November 30, 2006.

The information in the financial highlights has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' Annual Report to Shareholders. The Annual Report may be obtained without charge by calling toll free 1-800-647 1568.



                                                    UBS PACE MONEY MARKET INVESTMENTS CLASS P
                                              ----------------------------------------------------
                                                          FOR THE YEARS ENDED JULY 31,
                                              ----------------------------------------------------
                                                2006       2005       2004       2003       2002
                                              --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR            $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                              --------   --------   --------   --------   --------
Net investment income                            0.038      0.018      0.005      0.009      0.021
Dividends from net investment income            (0.038)    (0.018)    (0.005)    (0.009)    (0.021)
                                              --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                  $   1.00   $   1.00      $1.00      $1.00      $1.00
                                              ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(1)                        3.89%      1.80%      0.51%      0.96%      2.10%
                                              ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $342,573   $227,528   $166,067   $123,915   $112,001
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager                                     0.60%      0.60%      0.60%      0.57%      0.50%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                     0.99%      0.97%      0.96%      1.13%      1.43%
Net investment income to average net assets       3.89%      1.85%      0.51%      0.94%      2.03%


----------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.



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Financial highlights (continued)


                                                         UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS CLASS P
                                                      ---------------------------------------------------------------------
                                                                              FOR THE YEARS ENDED JULY 31,
                                                       --------------------------------------------------------------------
                                                         2006           2005           2004+          2003           2002
                                                       --------       --------       --------       --------       --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  13.20       $  13.06       $  12.82       $  13.09       $  12.84
                                                       --------       --------       --------       --------       --------
Net investment income                                      0.54           0.37           0.30           0.36           0.67
Net realized and unrealized gains (losses)
   from investment activities                             (0.30)          0.16           0.33          (0.18)          0.31
                                                       --------       --------       --------       --------       --------
Net increase from operations                               0.24           0.53           0.63           0.18           0.98
                                                       --------       --------       --------       --------       --------
Dividends from net investment income                      (0.56)         (0.39)         (0.39)         (0.45)         (0.68)
Distributions from net realized gains from
   investment activities                                  (0.16)            --             --             --          (0.05)
                                                       --------       --------       --------       --------       --------
Total dividends and distributions                         (0.72)         (0.39)         (0.39)         (0.45)         (0.73)
                                                       --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR                           $  12.72       $  13.20       $  13.06       $  12.82       $  13.09
                                                       ========       ========       ========       ========       ========
TOTAL INVESTMENT RETURN(1)                                 1.94%          4.11%          4.97%          1.35%          7.84%
                                                       ========       ========       ========       ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $384,472       $318,339       $252,716       $207,466       $201,378
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager        0.87%          0.87%          0.87%          0.83%          0.70%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager        0.96%          0.96%          1.00%          0.98%          0.93%
Net investment income to average net assets                4.22%          2.82%          2.27%          2.76%          5.18%
Portfolio turnover                                          575%           665%           805%           741%           369%


----------


+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No.133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.05%.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.



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Financial highlights (continued)


                                                  UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS CLASS P
                                              -------------------------------------------------------------
                                                                FOR THE YEARS ENDED JULY 31,
                                              -------------------------------------------------------------
                                                2006         2005         2004         2003       2002 DEG.
                                              --------     --------     --------     --------     ---------
NET ASSET VALUE, BEGINNING OF YEAR            $  11.45     $  11.52     $  11.47     $  11.14     $  12.33
                                              --------     --------     --------     --------     --------
Net investment income                             0.41@        0.37@        0.33         0.36         0.77
Net realized and unrealized gains (losses)
   from investment activities                    (0.17)       (0.07)        0.05         0.34        (1.18)
                                              --------     --------     --------     --------     --------
Net increase (decrease) from operations           0.24         0.30         0.38         0.70        (0.41)
                                              --------     --------     --------     --------     --------
Dividends from net investment income             (0.41)       (0.37)       (0.33)       (0.37)       (0.78)
                                              --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                  $  11.28     $  11.45     $  11.52     $  11.47     $  11.14
                                              ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN(1)                        2.17%        2.66%        3.36%        6.34%       (3.64)%
                                              ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $346,298     $313,031     $261,390     $210,860     $161,702
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements
   by manager                                     0.80%        0.80%        0.80%        0.77%        0.70%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements
   by manager                                     0.81%        0.82%        0.84%        0.87%        0.82%
Net investment income to average net assets       3.64%        3.22%        2.81%        3.10%        6.45%
Portfolio turnover


----------

@    Calculated using the average month-end shares outstanding for the year.


DEG. Investment advisory functions for this Portfolio were transferred from Metropolitan West Asset Management, LLC to BlackRock Financial Management, Inc. on July 29, 2002.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


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Financial highlights (continued)


                                                        UBS PACE STRATEGIC FIXED INCOME INVESTMENTS CLASS P
                                                        ----------------------------------------------------
                                                                    FOR THE YEARS ENDED JULY 31,
                                                        ----------------------------------------------------
                                                          2006       2005      2004**      2003       2002
                                                        --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                      $  13.88   $  13.88   $  13.44   $  13.16   $  12.91
                                                        --------   --------   --------   --------   --------
Net investment income                                       0.64@      0.49@      0.42@      0.61@      0.61@
Net realized and unrealized gains (losses) from
   investment activities                                   (0.59)      0.34       0.42       0.25       0.26
                                                        --------   --------   --------   --------   --------
Net increase from operations                                0.05       0.83       0.84       0.86       0.87
                                                        --------   --------   --------   --------   --------
Dividends from net investment income                       (0.65)     (0.50)     (0.40)     (0.58)     (0.62)
Distributions from net realized gains from
   investment activities                                      --      (0.33)        --         --         --
Return of capital                                          (0.02)        --         --         --         --
                                                        --------   --------   --------   --------   --------
Total dividends, distributions and return  of capital      (0.67)     (0.83)     (0.40)     (0.58)     (0.62)
                                                        --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                            $  13.26   $  13.88   $  13.88   $  13.44   $  13.16
                                                        ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(1)                                  0.34%      6.13%      6.31%      6.54%      6.86%
                                                        ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                         $539,286   $429,250   $347,091   $252,219   $241,140
Expenses to average net assets, net of fee waivers
   and/or expense reimbursements by manager                 0.93%      0.93%      0.93%      0.90%      0.85%
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager                 0.98%      0.98%      0.99%      1.00%      0.96%
Net investment income to average net assets                 4.77%      3.51%      2.85%      4.44%      4.70%
Portfolio turnover                                           196%       147%       185%       357%       375%


----------
@    Calculated using the average month-end shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No.133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 and increase the ratio of net investment income to average net assets by 0.17%.



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Financial highlights (continued)


                                                       UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS CLASS P
                                                       -----------------------------------------------------
                                                                  FOR THE YEARS ENDED JULY 31,
                                                       -----------------------------------------------------
                                                         2006        2005        2004       2003       2002
                                                       --------    --------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                     $  12.49    $  12.56    $ 12.56    $ 12.70    $ 12.52
                                                       --------    --------    -------    -------    -------
Net investment income                                      0.42@       0.42@      0.41       0.47       0.54
Net realized and unrealized gains (losses)
   from investment activities                             (0.22)      (0.07)      0.00~     (0.14)      0.18
                                                       --------    --------    -------    -------    -------
Net increase from operations                               0.20        0.35       0.41       0.33       0.72
                                                       --------    --------    -------    -------    -------
Dividends from net investment income                      (0.42)      (0.42)     (0.41)     (0.47)     (0.54)
                                                       --------    --------    -------    -------    -------
NET ASSET VALUE, END OF YEAR                           $  12.27    $  12.49    $ 12.56    $ 12.56    $ 12.70
                                                       ========    ========    =======    =======    =======
TOTAL INVESTMENT RETURN(1)                                 1.66%       2.81%      3.29%      2.64%      5.86%
                                                       ========    ========    =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $140,320    $111,908    $94,445    $69,938    $61,739
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements  by manager       0.76%       0.76%      0.76%      0.72%      0.64%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements  by manager       0.84%       0.82%      0.88%      0.84%      0.85%
Net investment income to average net assets                3.43%       3.33%      3.24%      3.69%      4.24%
Portfolio turnover                                           27%         35%        46%        42%        20%


----------
@    Calculated using the average month-end shares out standing for the year.

~    Amount represents less than $0.005 per share.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.



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Financial highlights (continued)


                                                        UBS PACE GLOBAL FIXED INCOME INVESTMENTS CLASS P
                                                       ----------------------------------------------------
                                                                   FOR THE YEARS ENDED JULY 31,
                                                       ----------------------------------------------------
                                                         2006       2005       2004       2003       2002+
                                                       --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  11.76   $  11.74   $  11.78   $  10.91   $  10.27
                                                       --------   --------   --------   --------   --------
Net investment income                                      0.28@      0.27@      0.25@      0.30@      0.38@
Net realized and unrealized gains (losses)
   from investment activities                             (0.06)      0.52       0.70       0.92       0.67
                                                       --------   --------   --------   --------   --------
Net increase from operations                               0.22       0.79       0.95       1.22       1.05
                                                       --------   --------   --------   --------   --------
Dividends from net investment income                      (0.60)     (0.75)     (0.99)     (0.35)        --
Distributions from net realized gains
   from  investment activities                            (0.18)     (0.02)        --         --         --
Distributions from paid in capital                           --         --         --         --      (0.41)
                                                       --------   --------   --------   --------   --------
Total dividends and distributions                         (0.78)     (0.77)     (0.99)     (0.35)     (0.41)
                                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                           $  11.20   $  11.76   $  11.74   $  11.78   $  10.91
                                                       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(1)                                 2.11%      6.58%      8.02%     11.31%     10.52%
                                                       ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $349,676   $274,572   $203,450   $139,300   $114,790
Expenses to average net assets, net of fee
   waivers  and/or expense reimbursements by manager       1.13%      1.14%#     1.13%      1.07%      0.95%
Expenses to average net assets, before fee
   waivers  and/or expense reimbursements by manager       1.27%      1.29%#     1.32%      1.30%      1.27%
Net investment income to average net assets                2.49%      2.25%      2.07%      2.57%      3.68%
Portfolio turnover                                          175%       260%       244%       274%       328%


----------
@    Calculated using the average month-end shares outstanding for the year.


# Includes 0.01% of interest expense related to the reverse repurchase agreement during the year ended July 31, 2005.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities per share by $0.03, and decrease the ratio of net investment income to average net assets from 3.95% to 3.68%.



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Financial highlights (continued)


                                                             UBS PACE
                                                             HIGH YIELD
                                                             INVESTMENTS CLASS P
                                                             -------------------
                                                             FOR THE
                                                             PERIOD ENDED
                                                             JULY 31, 2006(a)
                                                             -------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $  9.95
                                                                 -------
Net investment income                                               0.14@
Net realized and unrealized loss from investment activities        (0.09)
                                                                 -------
Net increase from operations                                        0.05
                                                                 -------
Dividends from net investment income                               (0.19)
                                                                 -------
NET ASSET VALUE, END OF PERIOD                                   $  9.81
                                                                 =======
TOTAL INVESTMENT RETURN(1)                                          0.56%
                                                                 =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $11,103
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager                 1.10%*
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager                 8.16%*
Net investment income to average net assets                         6.34%*
Portfolio turnover                                                    39%


----------

*    Annualized.

@    Calculated using average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. The figure does not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period April 10, 2006 (commencement of issuance) through July 31, 2006.



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Financial highlights (continued)


                                                                UBS PACE LARGE CO VALUE EQUITY INVESTMENTS CLASS P
                                                             -------------------------------------------------------
                                                                           FOR THE YEARS ENDED JULY 31,
                                                             -------------------------------------------------------
                                                                2006        2005        2004       2003       2002
                                                             ----------   --------    --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                           $    20.66   $  17.58    $  15.40   $  14.84   $  17.54
                                                             ----------   --------    --------   --------   --------
Net investment income                                              0.28@      0.26@       0.19       0.17       0.15
Net realized and unrealized gains (losses)
   from investment activities                                      2.16       3.07        2.18       0.57      (2.71)
                                                             ----------   --------    --------   --------   --------
Net increase (decrease) from operations                            2.44       3.33        2.37       0.74      (2.56)
                                                             ----------   --------    --------   --------   --------
Dividends from net investment income                              (0.25)     (0.25)      (0.19)     (0.18)     (0.14)
Distributions from net realized gains  from
   investment activities                                          (0.47)        --          --         --         --
                                                             ----------   --------    --------   --------   --------
Total dividends and distributions                                 (0.72)     (0.25)      (0.19)     (0.18)     (0.14)
                                                             ----------   --------    --------   --------   --------
NET ASSET VALUE, END OF YEAR                                 $    22.38   $  20.66    $  17.58   $  15.40   $  14.84
                                                             ==========   ========    ========   ========   ========
TOTAL INVESTMENT RETURN(1)                                        12.07%     19.03%      15.40%      5.09%    (14.68)%
                                                             ==========   ========    ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                              $1,078,221   $837,901    $598,934   $400,188   $338,732
Expenses to average net assets, net  of fee waivers and/or
   expense reimbursements by and recoupments to manager            0.86%      0.91%~      0.96%      0.97%      0.89%
Expenses to average net assets, before  fee waivers and/or
   expense reimbursements by manager                               0.99%      1.03%       1.06%      1.07%      1.03%
Net investment income to average net assets                        1.30%      1.38%~      1.21%      1.24%      0.96%
Portfolio turnover                                                   95%        74%         73%        72%        79%


----------
@    Calculated using the average month-end shares outstanding for the year.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


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
                                                                  UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS CLASS P
                                                                 ------------------------------------------------------
                                                                              FOR THE YEARS ENDED JULY 31,
                                                                 ------------------------------------------------------
                                                                   2006        2005        2004       2003+      2002
                                                                 --------    --------    --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                               $  16.02    $  13.62    $  12.85   $  11.53   $  16.88
                                                                 --------    --------    --------   --------   --------
Net investment income (loss)                                         0.02@       0.03@     (0.02)@      0.03)@     0.04)@
Net realized and unrealized gains (losses)
   from investment activities                                       (0.05)       2.37        0.79       1.35      (5.31)
                                                                 --------    --------    --------   --------   --------
Net increase (decrease) from operations                             (0.03)       2.40        0.77       1.32      (5.35)
                                                                 --------    --------    --------   --------   --------
Dividends from net investment income                                (0.02)         --          --         --         --
                                                                 --------    --------    --------   --------   --------
NET ASSET VALUE, END OF YEAR                                     $  15.97    $  16.02    $  13.62   $  12.85   $  11.53
                                                                 ========    ========    ========   ========   ========
TOTAL INVESTMENT RETURN(1)                                          (0.20)%     17.62%       5.99%     11.45%    (31.69)%
                                                                 ========    ========    ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                  $945,358    $780,687    $546,373   $389,805   $299,959
Expenses to average net assets, net of fee waivers
   and/or expense reimbursements by and recoupments to manager       0.95%~      0.97%~      1.00%      1.01%      0.91%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager                  1.00%       1.01%       1.05%      1.10%      1.05%
Net investment income (loss) to average net assets                   0.12%~      0.18%~     (0.18)%    (0.22)%    (0.28)%
Portfolio turnover                                                     64%         79%         82%       107%        57%


----------


+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.


@    Calculated using the average month-end shares outstanding for the year.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.


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Financial highlights (continued)


                                                        UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS CLASS P
                                                      -------------------------------------------------------------
                                                                       FOR THE YEARS ENDED JULY 31,
                                                      -------------------------------------------------------------
                                                        2006#        2005         2004         2003          2002
                                                      --------     --------     --------     --------      --------
NET ASSET VALUE, BEGINNING OF YEAR                    $  22.02     $  19.78     $  16.58     $  16.14      $  17.02
                                                      --------     --------     --------     --------      --------
Net investment income (loss)                            (0.00)+@      (0.02)@      (0.03)@      (0.00)+@       0.02
Net realized and unrealized gains (losses)
   from investment activities                            (0.83)        4.31         3.23         1.58         (0.81)
                                                      --------     --------     --------     --------      --------
Net increase (decrease) from operations                  (0.83)        4.29         3.20         1.58         (0.79)
                                                      --------     --------     --------     --------      --------
Dividends from net investment income                        --           --           --           --         (0.07)
Distributions from net realized gains from
   investment activities                                 (3.88)       (2.05)          --        (1.14)        (0.02)
                                                      --------     --------     --------     --------      --------
Total dividends and distributions                        (3.88)       (2.05)          --        (1.14)        (0.09)
                                                      --------     --------     --------     --------      --------
NET ASSET VALUE, END OF YEAR                          $  17.31     $  22.02     $  19.78     $  16.58      $  16.14
                                                      ========     ========     ========     ========      ========
TOTAL INVESTMENT RETURN(1)                               (3.95)%      22.55%       19.30%       11.18%        (4.67)%
                                                      ========     ========     ========     ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                       $387,514     $366,083     $277,254     $204,028      $179,315
Expenses to average net assets, net of fee
   waivers and/or expense reimbursements by manager       1.16%        1.16%        1.16%        1.11%         0.99%
Expenses to average net assets, before fee
   waivers and/or expense reimbursements by manager       1.18%        1.17%        1.20%        1.25%         1.10%
Net investment income (loss) to average  net assets      (0.03)%      (0.10)%      (0.17)%      (0.01)%        0.12%
Portfolio turnover                                          81%          55%          36%          32%           44%


----------

# A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.


@    Calculated using the average month-end shares outstanding for the year.


+    Amount of loss represents less than $0.005 per share.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


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
                                                      UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS CLASS P
                                                     ------------------------------------------------------------
                                                                     FOR THE YEARS ENDED JULY 31,
                                                     ------------------------------------------------------------
                                                       2006+        2005         2004         2003         2002
                                                     --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                   $  17.72     $  14.22     $  13.18     $  10.88     $  13.67
                                                     --------     --------     --------     --------     --------
Net investment loss                                     (0.10)@      (0.11)@      (0.10)@      (0.06)@      (0.07)@
Net realized and unrealized gains (losses)
   from investment activities                           (0.58)        3.67         1.14         2.36        (2.72)
                                                     --------     --------     --------     --------     --------
Net increase (decrease) from operations                 (0.68)        3.56         1.04         2.30        (2.79)
                                                     --------     --------     --------     --------     --------
Distributions from net realized gains
   from investment activities                           (2.37)       (0.06)          --           --           --
                                                     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                         $  14.67     $  17.72     $  14.22     $  13.18     $  10.88
                                                     ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN(1)                              (4.05)%      25.08         7.89%       21.14%      (20.41)%
                                                     ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                      $380,197     $356,839     $262,516     $216,911     $177,119
Expenses to average net assets, net of fee waivers
   and/or expense  reimbursements by manager             1.13%        1.13%        1.13%        1.09%        0.98%
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager              1.18%        1.18%        1.17%        1.22%        1.11%
Net investment loss to average net assets               (0.59)%      (0.72)%      (0.65)%      (0.57)%      (0.56)%
Portfolio turnover                                        134%          60%          85%          50%          48%


----------

+ A portion of the investment advisory function for this Portfolio was transferred from Delaware Management, Co., Inc. to ForstmannLeff LLC and Riverbridge Partners, LLC on October 1, 2005.


@    Calculated using the average month-end shares outstanding for the year.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.



--------------------------------------------------------------------------------
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Financial highlights (continued)


                                                              UBS PACE INTERNATIONAL EQUITY INVESTMENTS CLASS P
                                                             ----------------------------------------------------
                                                                         FOR THE YEARS ENDED JULY 31,
                                                             ----------------------------------------------------
                                                               2006     2005DEG.   2004DEG.     2003       2002
                                                             --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                           $  15.46   $  12.96   $  10.36   $  10.08   $  12.59
                                                             --------   --------   --------   --------   --------
Net investment income                                            0.37@      0.27@      0.09@      0.11       0.06
Net realized and unrealized gains (losses)
   from investment activities                                    3.48       2.34       2.59       0.20      (2.43)
                                                             --------   --------   --------   --------   --------
Net increase (decrease) from operations                          3.85       2.61       2.68       0.31      (2.37)
                                                             --------   --------   --------   --------   --------
Dividends from net investment income                            (0.28)     (0.11)     (0.08)     (0.03)     (0.14)
                                                             --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                                 $  19.03   $  15.46   $  12.96   $  10.36   $  10.08
                                                             ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(1)                                      25.17%     20.16%     25.93%      3.10%    (18.93)%
                                                             ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                              $900,603   $625,091   $425,956   $250,224   $203,148
Expenses to average net assets, net of fee  waivers and/or
   expense reimbursements by and recoupments to manager          1.17%      1.24%+     1.30%      1.35%+     1.30%
Expenses to average net assets, before fee waivers and/or
   expense reimbursements by manager                             1.17%      1.24%      1.30%      1.31%      1.34%
Net investment income to average net assets                      2.09%      1.83%+     0.73%      1.21%+     0.52%
Portfolio turnover                                                 52%        39%       117%        88%       109%


----------

DEG. A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.


@    Calculated using the average month-end shares outstanding for the year.


+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.



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--------------------------------------------------------------------------------

Financial highlights (continued)


                                                                              UBS PACE INTERNATIONAL
                                                                 EMERGING MARKETS EQUITY INVESTMENTS CLASS P
                                                             ---------------------------------------------------
                                                                        FOR THE YEARS ENDED JULY 31,
                                                             ---------------------------------------------------
                                                               2006      2005DEG.     2004     2003DEG.   2002
                                                             --------    --------   --------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                           $  15.25    $  10.64   $   8.94   $  7.79   $  8.02
                                                             --------    --------   --------   -------   -------
Net investment income                                            0.21@       0.17@      0.04@     0.07@     0.01
Net realized and unrealized gains (losses)
   from investment activities                                    3.13        4.45       1.66      1.08     (0.24)
                                                             --------    --------   --------   -------   -------
Net increase (decrease) from operations                          3.34        4.62       1.70      1.15     (0.23)
                                                             --------    --------   --------   -------   -------
Dividends from net investment income                            (0.15)      (0.01)        --        --        --
                                                             --------    --------   --------   -------   -------
NET ASSET VALUE, END OF YEAR                                 $  18.44    $  15.25   $  10.64   $  8.94   $  7.79
                                                             ========    ========   ========   =======   =======
TOTAL INVESTMENT RETURN(1)                                      21.98%      43.46%     19.02%    14.76%    (2.87)%
                                                             ========    ========   ========   =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                              $259,321    $199,403   $117,746   $78,462   $62,376
Expenses to average net assets, net of fee waivers and/or
   expense  reimbursements by and recoupments  to manager        1.98%~      2.00%      2.00%     1.84%     1.50%
Expenses to average net assets, before fee waivers and/or
   expense reimbursements by manager                             1.98%       2.05%      2.08%     2.30%     2.18%
Net investment income to average net assets                      1.20%~      1.28%      0.37%     0.98%     0.13%
Portfolio turnover                                                 84%        119%       128%      214%      129%


----------

DEG. Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the year.


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap.



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Financial highlights (concluded)


                                                             UBS PACE
                                                             ALTERNATIVE
                                                             STRATEGIES
                                                             INVESTMENTS CLASS P
                                                             -------------------
                                                             FOR THE
                                                             PERIOD ENDED
                                                             JULY 31, 2006(a)
                                                             -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 10.01
                                                                 -------
Net investment income                                               0.03@
Net realized and unrealized loss from investment activities        (0.10)
                                                                 -------
Net decrease from operations                                       (0.07)
                                                                 -------
NET ASSET VALUE, END OF PERIOD                                   $  9.94
                                                                 =======
TOTAL INVESTMENT RETURN(1)                                         (0.70)%
                                                                 =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $46,920
Expenses to average net assets, net of fee waivers
   and/or expense reimbursements by manager including
   interest expense for securities sold short                       1.90%*
Expenses to average net assets, before fee waivers
   and/or expense reimbursements by manager including
   interest expense for securities sold short                       4.12%*
Expenses to average net assets, net of fee waivers
   and/or expense reimbursements by manager excluding
   interest expense for securities sold short                       1.70%*
Net investment income to average net assets                         1.47%*
Portfolio turnover                                                    54%


----------

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. The figure does not include any applicable program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period April 10, 2006 (commencement of issuance) through July 31, 2006.



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Appendix A

INTRODUCTORY NOTE:

THIS APPENDIX IS PROVIDED FOR ERISA ACCOUNTS PURSUANT TO CONDITIONS IMPOSED BY A GRANT OF INDIVIDUAL EXEMPTIONS BY THE DEPARTMENT OF LABOR.

THE NOTICE OF PROPOSED EXEMPTION AND RELATED GRANT OF INDIVIDUAL EXEMPTIONS REPRODUCED BELOW DATE FROM 1996. THE FACTUAL INFORMATION CONTAINED THEREIN WAS ACCURATE AS OF THAT TIME; HOWEVER, THE FUNDS HAVE CHANGED OVER THE YEARS. THE INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS IS MORE CURRENT AND SHOULD BE RELIED UPON WHERE THERE ARE DIFFERENCES. FOR EXAMPLE:

     -    THE NAME OF THE TRUST IS NOW UBS PACE SELECT ADVISORS TRUST;

     - MITCHELL HUTCHINS ASSET MANAGEMENT INC.'S ROLE HAS BEEN TAKEN OVER BY ITS SISTER COMPANY, UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. AND PAINEWEBBER INCORPORATED IS NOW UBS FINANCIAL SERVICES INC.;

     - PAINEWEBBER MANAGED ACCOUNTS SERVICES (PMAS) IS NOW KNOWN AS ADVISORY AND CONSULTING SERVICES DEPARTMENT (ACS) OF UBS FINANCIAL SERVICES INC.; AND

     - CERTAIN FEE ARRANGEMENTS HAVE CHANGED, NEW FUNDS HAVE BEEN ESTABLISHED AND A NUMBER OF SUB-ADVISORS HAVE BEEN REPLACED.

           THIS DOCUMENT HAS BEEN PREPARED BY PAINEWEBBER INCORPORATED
        AS A COPY OF THE NOTICE THAT APPEARED IN THE (FEDERAL REGISTER ON
               FRIDAY, MARCH 22, 1996 (VOL. 61, N0. 57 AT 11882).

PAINEWEBBER INCORPORATED (PAINEWEBBER)
LOCATED IN NEW YORK, NY                                [Application No. D-09818]

PROPOSED EXEMPTION

Based on the facts and representations set forth in the application, the Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10,
1990).(1)

Section I. Covered Transactions

If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not

----------
(1) For purposes of this proposed exemption, reference to provisions of Title I of the Act, unless otherwise specified, refer also to the corresponding provisions of the Code.


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apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed
Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

This proposed exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a) The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b) As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40
     Act) by PMAS and its affiliates in connection with the transactions.

(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e) PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all available Portfolios.

(h) With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i) The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j) With respect to its participation in the PACE Program prior to purchasing Trust shares,

     (1) Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

          (A) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation


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               paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

          (B) Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

          (C)  An investor questionnaire.

          (D) A written analysis of PMAS's asset allocation decision and recommendation of specific Portfolios.

          (E) A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

          (F) Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreement between Mitchell Hutchins and the Sub-Advisers.

          (G) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

     (2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will--

          (A) Make copies of the foregoing documents available to Directing Participants.

          (B) Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

     (3) If accepted as an investor in the PACE Program, an Independent Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(l) of this Section II.

     (4) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is--

          (A)  Independent of PaineWebber and its affiliates;

          (B) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

          (C) Able to make an informed decision concerning participation in the PACE Program.

     (5) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is--

          (A)  Independent of PMAS and its affiliates;

          (B) Capable of making an independent decision regarding the investment of Plan assets;


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          (C)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

          (D) Able to make an informed decision concerning participation in the PACE Program.

(k) As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

     (1) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

     (2)  Telephone quotations from PaineWebber of such Plan's account balance.

     (3) A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

     (4) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

     (5) A written quarterly monitoring report that includes a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); an investment outlook summary containing market commentary; and the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

     (6)  A statement, furnished at least quarterly or annually, specifying--

          (A) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

          (B) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

          (C) The average brokerage commissions per share by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

          (D) The average brokerage commissions per share by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

     (7) Periodic meetings with a PaineWebber Investment Executive by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, the information noted above in subparagraphs
     (k)(1) through (k)(7) of this Section II may be provided directly by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to


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     the Directing Participants, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS.

(m) If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n) The books and records of the Trust are audited annually by independent, certified public accountants and all investors receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o) PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that--

     (1) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

     (2) No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(1) of this Section II below.

(p) (1) Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

     (A) Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

     (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

     (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

     (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p)  (2)  None of the persons described above in paragraphs
          (p)(l)(B)-(p)(l)(D) of this paragraph (P) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:

(a) The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes--

     (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

     (2)  Any officer, director or partner in such person, and


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     (3)  Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c) The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d) The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

     (1) A Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan;

     (2)  A participant in a Keogh Plan;

     (3) An individual covered under a self-directed IRA which invests in Trust shares;

     (4) An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

     (5) A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e) The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f) The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

     Effective Date: If granted, this proposed exemption will be effective as of August 18, 1995.

SUMMARY OF FACTS AND REPRESENTATIONS

1.   The parties to the transactions are as follows:

     (a) PAINEWEBBER GROUP (PAINE WEBBER GROUP), located in New York, New York, is the parent of PaineWebber. Paine Webber Group is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Paine Webber Group conducts its businesses in part through PMAS, a division of PaineWebber and Mitchell Hutchins, a wholly owned subsidiary of PaineWebber. PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although Paine Webber Group is not an operating company and, as such, maintains no assets under management, as of September 30, 1994, Paine Webber Group and its subsidiaries rendered investment advisory services with respect to $36.1 billion in assets.

     (b) PAINEWEBBER, whose principal executive offices are located in New York, New York, provides investment advisory services to individuals, banks, thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations, corporations and other business and government entities. PaineWebber is also responsible for securities underwriting, investment and merchant banking services and securities and commodities trading as principal and agent. PaineWebber serves as the dealer of Trust shares described herein.

     (c) PMAS, located in Weehawken, New Jersey is responsible for individual investor account


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          management and investor consulting services. PMAS provides such services to the investors involved in various PaineWebber investment programs by providing asset allocation recommendations and related services with respect to their investments. PMAS provides investment consulting and advisory services to more than 40,000 accounts, with account sizes ranging from institutional accounts in excess of $650 million in assets to individual accounts with $100,000 minimum investments. PMAS provides investors in the Trust with asset allocation recommendations and related services with respect to investments in the Trust Portfolios.

     (d) MITCHELL HUTCHINS, which is located in New York, New York, is a registered investment adviser under the Investment Adviser's Act of 1940 (the Advisers Act) and a wholly owned subsidiary of PaineWebber. Mitchell Hutchins provides investment advisory and asset management services to investors and develops and distributes investment products, including mutual funds and limited partnerships. Mitchell Hutchins also provides financial services to over $24.8 billion in client assets representing twenty-eight investment companies with fifty-five separate portfolios. Mitchell Hutchins is providing investment management and administrative services with respect to the Trust and investment advisory services with respect to one of the Trust's Portfolios.

     (e) STATE STREET BANK AND TRUST COMPANY (STATE STREET), located in North Quincy, Massachusetts, serves as the custodian of assets for the Trust. State Street is not affiliated with PaineWebber and its affiliates. It provides a full array of integrated banking products, focusing on servicing financial assets (i.e., asset custody, cash management, securities lending, multi-currency accounting and foreign exchange), managing assets and commercial lending. As of September 30, 1994, State Street rendered custodian services with respect to approximately $1.6 trillion in assets and provided investment management services to approximately $155 billion in assets.

     (f) PFPC, INC. (PFPC), a subsidiary of PNC Bank, National Association, and whose principal address is in Wilmington, Delaware, serves as the Trust's transfer and dividend disbursing agent. PFPC is not affiliated with PaineWebber and its affiliates. PFPC provides a complete range of mutual fund administration and accounting services to a diverse product base of domestic and international investment portfolios. PFPC is also one of the nation's leading providers of transfer and shareholder servicing services to mutual funds and asset management accounts. As of September 30, 1994, PFPC rendered accounting and administration services to over 400 mutual funds and provided transfer agency, dividend disbursing and/or shareholder servicing services with respect to more than 3.1 million shareholder accounts.

2. The Trust is a no load, open-end, diversified management investment company registered under the '40 Act. The Trust was organized as a Delaware business trust on September 9, 1994 and it has an indefinite duration. As of November 6, 1995, the Trust had $184 million in net assets. The Trust presently consists of twelve different portfolios which will pay dividends to investors. The composition of the Portfolios will cover a spectrum of investments ranging from foreign and US Government-related securities to equity and debt securities issued by foreign and domestic corporations. Although a Portfolio of the Trust is permitted to invest its assets in securities issued by PaineWebber and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will never exceed one percent. With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios are being initially offered to the public at a net asset value of $10 per share.


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     Shares in the PACE Money Market Investments Portfolio are being initially offered to the public at a net asset value of $1.00 per share.

3. Mitchell Hutchins serves as the distributor of Trust shares and PaineWebber serves as the dealer with respect to shares of the Portfolios.(2) Such shares are being offered by PaineWebber at no load, to participants in the PACE Program. The PACE Program is an investment service pursuant to which PMAS provides participants in the PACE Program with asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. As stated above, State Street will serve as the custodian of each Portfolio's assets and PFPC serves as the Portfolio's transfer and dividend disbursing agent.

     To participate in the PACE Program, each investor must open a brokerage account with PaineWebber.(3) The minimum initial investment in the PACE Program is $10,000.

     Although PaineWebber anticipates that investors in the Trust will initially consist of institutions and individuals, it is proposed that prospective investors will include Plans for which PaineWebber may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PaineWebber or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.(4)

     The applicants represent that the initial purchase of shares in the Trust by a Plan participating in

----------
(2) As distributor or principal underwriter for the Trust, Mitchell Hutchins will use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Pursuant to a separate dealer agreement with Mitchell Hutchins, PaineWebber will sell Trust shares to investors.

     However, neither Mitchell Hutchins nor PaineWebber will receive any compensation for their services as distributor or dealer of Trust shares. According to the applicants, Mitchell Hutchins and PaineWebber may be regarded as having an indirect economic incentive by virtue of the fact that Mitchell Hutchins and PaineWebber will be paid for the services they provide to the Trust in their respective capacities as investment manager and administrator of the Trust (Mitchell Hutchins) and as the provider of asset allocation and related services (PaineWebber, through PMAS).

(3) According to the Statement of Additional Information that accompanies the Prospectus for the PACE Program, shares in the Trust are not certificated for reasons of economy and convenience. However, PFPC maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PaineWebber represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.

     As for voting rights, PaineWebber states that they are accorded to recordholders of Trust shares. PaineWebber notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, PaineWebber believes that most Plans will pass the vote through to Directing Participants on a pro-rata basis.

(4) The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the PACE Program by an Independent Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Fiduciary must act prudently with respect to the decision to enter into the PACE Program with PMAS as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to PaineWebber and its affiliates. The Department expects an Independent Fiduciary, prior to entering into the PACE Program, to understand fully all aspects of such arrangement following disclosure by PMAS of all relevant information.


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A-8                                                  UBS Global Asset Management

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     the PACE Program may give rise to a prohibited transaction where
     PaineWebber, or an affiliate thereof, is a party in interest with respect to the Plan. PaineWebber also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PaineWebber and the Plan may have been established at that point.

     Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by a Plan participating in the PACE Program where PaineWebber does not (a) sponsor the Plan (other than as prototype sponsor) or (b) have discretionary authority over such Plan's assets.(5) No commissions or fees will be paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the proposed exemption will be effective as of August 18, 1995.

4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees). The Trustees will approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios.

5. Mitchell Hutchins also serves as the investment manager to each Portfolio. Under its investment management and administration agreement with the Trust, Mitchell Hutchins will provide certain investment management and administrative services to the Trust and the Portfolios that, in part, involve calculating each Portfolio's net asset value(6) and, with the exception of the PACE Money Market Investments Portfolio (for which Mitchell Hutchins will exercise investment discretion), making recommendations to the Board of Trustees of the Trust regarding (a) the investment policies of each Portfolio and (b) the selection and retention of the Sub-Advisers who will exercise investment discretion with respect to the assets of each Portfolio.(7)

     The Sub-Advisers will provide discretionary advisory services with respect to the investment of the assets of the respective Portfolios (other than the PACE Money Market Investments Portfolio)

----------
(5) PaineWebber represents that to the extent employee benefit plans that are maintained by PaineWebber purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption
     (PTE) 77-3 (42 FR 18734, April 8, 1977). PaineWebber further represents that, although the exemptive relief proposed above would not permit PaineWebber or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

(6) The net asset value of each Portfolio's shares, except for the PACE Money Market Investments Portfolio, fluctuates and is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4:00 p.m. Eastern Time) each business day. The net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12:00 p.m. each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

(7) Subject to the supervision and direction of the Trustees, Mitchell Hutchins will provide to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, Mitchell Hutchins will consider, among other factors, each Sub-Adviser's level of expertise, consistency of performance and investment discipline or philosophy. Mitchell Hutchins will have the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether a Sub-Adviser's contract should be continued.


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UBS Global Asset Management                                                  A-9

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     on the basis of their performance in their respective areas of expertise in asset management. With the exception of the PACE Money Market Investments Portfolio which will be advised by Mitchell Hutchins, PaineWebber represents that all of the Sub-Advisers, will be independent of, and will remain independent of PaineWebber and/or its affiliates. The Sub-Advisers will be registered investment advisers under the Advisers Act and maintain their principal executive offices in various regions of the United States.

     The administrative services for which Mitchell Hutchins will be responsible include the following: (a) supervising all aspects of the operations of the Trust and each Portfolio (e.g., oversight of transfer agency, custodial, legal and accounting services; (b) providing the Trust and each Portfolio with corporate, administrative and clerical personnel as well as maintaining books and records for the Trust and each Portfolio; (c) arranging for the periodic preparation, updating, filing and dissemination of the Trust's Registration Statement, proxy materials, tax returns and required reports to each Portfolio's shareholders and the SEC, as well as other federal or state regulatory authorities; (d) providing the Trust and each Portfolio with, and obtaining for it, office space, equipment and services; (e) providing the Trustees with economic and investment analyses and reports, and making available to the Trustees, upon request, any economic, statistical and investment services. These administrat services do not include any management services that might be performed by Mitchell Hutchins. As noted in Representations 17 and 18, Mitchell Hutchins is separately compensated for management services rendered to the Trust.

6. Through the PACE Program, PMAS is providing a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, PMAS will furnish copies of an investor questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to an Independent Fiduciary of a Title I Plan that does not permit individually-directed investments, to an Independent Fiduciary of an IRA or a Keogh Plan, or to a Directing Participant of a Section 404(c) Plan. Although the contents of the questionnaire may vary somewhat depending upon the type of Plan investing in the PACE Program, for a particular Plan, the same questionnaire will be given to each participant.

     In the case of a Section 404(c) Plan where an Independent Fiduciary has established an Undisclosed Account with PaineWebber in the name of the Plan, PMAS will provide investor questionnaires to each Directing Participant through PaineWebber Investment Executives (who are registered representatives of PaineWebber), via the Plan's benefits personnel or independent recordkeeper (the Recordkeeper), or by other means requested by the Independent Fiduciary. The applicants recognize that Section 404(c) Plans typically employ a Recordkeeper to assist the Independent Fiduciary with maintaining Plan-related data which is used to generate benefit status reports, regulatory compliance reports and participant- and Plan-level investment performance reports. Therefore, the Undisclosed Account arrangement is intended to coordinate with the functions traditionally provided to Section 404(c) Plans by their Recordkeepers.(8)

----------
(8) The applicants wish to emphasize that the PACE Program can currently be provided to participants in Section 404(c) Plans on either an Undisclosed Account or a disclosed account (the Disclosed Account) basis (i.e., where the Independent Fiduciary opens a separate PACE Program account with PaineWebber for each Directing Participant). In this regard, the applicants note that PaineWebber presently offers the PACE Program on a Disclosed Account arrangement to IRAs and Keogh Plans. However, for other Section 404(c) Plans such as those that are covered under the provisions of section 401(k) of the Code, PaineWebber prefers not to establish Disclosed Accounts for individual participants because of servicing and other administrative matters typically undertaken by such Plan's Recordkeepers. The applicants note that from the participant's perspective, there is no difference in the nature of the services provided under


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7.   Based upon data obtained from the investor questionnaire, PMAS will evaluate the investor's risk tolerances and investment objectives. PMAS will then recommend, in writing, an appropriate allocation of assets among suitable Portfolios that conforms to these tolerances and objectives.

     PaineWebber represents that PMAS will not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, PaineWebber represents that all of PMAS's recommendations and evaluations will be presented to the Independent Fiduciary and will be implemented only if accepted and acted upon by such fiduciary.

     In the case of a Section 404(c) Plan, PaineWebber represents that Directing Participants in such Plan will be presented with recommendations and evaluations that are tailored to the responses provided by that Directing Participant in his or her questionnaire. PMAS's recommendations will be disseminated to Directing Participants in accordance with procedures established for the Plan.

     After receipt of PMAS's initial recommendations, which may or may not be adopted, the Independent Fiduciary or Directing Participant, as applicable, will select the specific Portfolios. PMAS will continue to recommend to Independent Fiduciaries or Directing Participants asset allocations among the selected Portfolios.

8. Aside from the investor questionnaire, in order for a Plan to participate in the PACE Program, PaineWebber or PMAS will provide an Independent Fiduciary with a copy of the Trust Prospectus discussing (a) the investment objectives of the Portfolios comprising the Trust, (b) the policies employed to achieve these objectives, (c) the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their subsidiaries, and (d) the compensation paid to such entities by the Trust and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to PaineWebber, the Independent Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes, in further detail, the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. Further, each Independent Fiduciary will be given a copy of the investment advisory agreement between PMAS and such Plan relating to participation in the PACE Program, including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon oral or written request to the Trust, PaineWebber will also provide an Independent Fiduciary with a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

     In the case of a Section 404(c) Plan, depending on the arrangement negotiated with the Independent Fiduciary, PaineWebber represents that the Independent Fiduciary will make available copies of the foregoing documents to Directing Participants.

     In addition, Independent Fiduciaries and, if applicable, Directing Participants, will receive introductory documentation regarding the PACE Program in marketing materials and in other communications. Further, depending upon the

----------
     the PACE Program regardless of whether the participant's investment is held through a "Disclosed" or "Undisclosed" Account arrangement. The applicants state that these designations are primarily internal distinctions relating to whether the participant's name appears in the account set-up and reflects differences in the applicable sub-accounting functions.

     Notwithstanding the above, the Department wishes to point out that, regardless of the arrangement negotiated with PaineWebber, an Independent Fiduciary of a Section 404(c) Plan has the responsibility to disseminate all information it receives to each Directing Participant investing in the PACE Program.


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UBS Global Asset Management                                                 A-11

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     arrangement negotiated between PMAS and the Independent Fiduciary, a
     PaineWebber Investment Executive will meet with a Directing Participant, upon oral or written request, to discuss the services offered under the PACE Program, including the rebalancing feature described in Representation 12, as well as the operation and objectives of the Portfolios.(9)

9. If accepted as an investor in the PACE Program, an Independent Fiduciary will be required by PMAS to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the documents referred to in Representation 8. With respect to a Plan that is covered by Title I of the Act (E.G., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, PMAS will require that such Independent Fiduciary acknowledge in writing receipt of such documents and represent to PaineWebber that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets,
     (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (d) able to make an informed decision concerning participation in the PACE Program.

     With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent, in writing, to PMAS that such fiduciary is
     (a) independent of PaineWebber and its affiliates, (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (c) able to make an informed decision concerning participation in the PACE Program.

10. After the selection of specific Portfolios by an Independent Fiduciary or a Directing Participant,(10) PMAS will continue to provide recommendations to such persons relating to asset allocations among the selected Portfolios. However, with respect to a Section 404(c) Plan in which at least three Portfolios may be selected by the Independent Fiduciary, PMAS's initial asset allocation recommendation to Directing Participants will be limited to fthe suggested Portfolios offered under the Plan. PMAS anticipates that it may also work with the Independent Fiduciary of a Section 404(c) Plan to assist the fiduciary in (a) identifying and drafting investment objectives,
     (b) selecting suitable investment categories or actual Portfolios to be offered to Directing Participants or (c) recommending appropriate long-term investment allocations to a Directing Participant, if this individual receives such advice.

     An Independent Fiduciary or a Directing Participant will be permitted to change his or her investment allocation by specifying the new allocation in writing or by other means authorized by the Plan (E.G., by use of a kiosk). Although PaineWebber currently imposes no limitation on the frequency with which an Independent Fiduciary or a Directing Participant may change his or her prescribed asset allocation, PaineWebber reserves the right to impose reasonable limitations.

11. Depending on the arrangement negotiated with PMAS, PaineWebber will provide each Independent Fiduciary with the following information: (a) Written confirmations of each purchase and redemption of shares of a Portfolio; (b) daily

----------
(9) The Department is expressing no opinion as to whether the information provided under the PACE Program is sufficient to enable a Directing Participant to exercise independent control over assets in his or her account as contemplated by Section 404(c) of the Act.

(10) In the case of a Section 404(c) Plan, PMAS will receive electronically from the Recordkeeper each participant's investment selections.


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     telephone quotations of such Plan's account balance; (c) a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account; and (d) a quarterly, written investment performance monitoring report.

     The monthly account statement will include, among other information: (a) cash flow and transaction activity during the month, including purchase, sale and exchange activity and dividends paid or reinvested; (b) unrealized gains or losses on Portfolio shares held; and (c) a summary of total earnings and capital returns on the Plan's PACE Program Portfolio for the month and year-to-date. The quarterly investment performance report will include, among other information, the following: (a) a record of the performance of the Plan's PACE Program portfolio for the quarter and since inception showing rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period)(11);
     (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each Portfolio. In addition, the extent required by the arrangement negotiated with the Independent Fiduciary, the quarterly performance monitoring report will (a) contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the investment objectives are being met, and (b) recommend, from time to time, changes in Portfolio allocations. The quarterly performance monitoring report is described in the summary of the PACE Program contained in the Trust Prospectus.

     With respect to a Section 404(c) Plan, the quarterly investment performance report transmitted to the Independent Fiduciary will include the following aggregate information relative to the Undisclosed Account as well as market commentary: (a) a record of the performance of the Plan's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); and (b) the Plan's actual investment portfolio with a breakdown of investments made in each Portfolio. As to each Directing Participant, PMAS will provide information to be contained in the quarterly performance monitoring report to such participants.

     In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, PaineWebber will provide, as applicable, an Independent Fiduciary or a Directing Participant with written disclosures of (a) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (b) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (c) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (d) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

     Further, the Independent Fiduciary or Directing Participant, as applicable, will have access to a PaineWebber Investment Executive for the discussion of the quarterly performance monitoring reports, the rebalancing feature described below in Representation 12 or any questions that may arise.

12. Depending on the arrangement negotiated with PMAS, for any investor who so directs PMAS, the investor's Trust holdings will be automatically

----------
(11) The comparative index is a blended index of the individual Portfolio indices that are weighted by the allocation percentages corresponding to those holdings that make up the investor's total investment in the PACE Program.


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UBS Global Asset Management                                                 A-13

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     rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. PMAS will receive no additional compensation to provide this service. At both the Independent Fiduciary and Directing Participant levels, the rebalancing election will be made in writing or in any manner permitted by the Plan (e.g., in the case of a Section 404(c) Plan, electronic transmission by the Recordkeeper to PMAS of the Directing Participant's election). The election will be accompanied by a disclosure that is designed to provide the Independent Fiduciary and the Directing Participant, as applicable, with an understanding of the rebalancing feature. Disclosure of the rebalancing feature is included in the Prospectus for the PACE Program which will be provided to each Independent Fiduciary and Directing Participant.

     It is currently anticipated that screening will be performed quarterly with respect to the PACE Program accounts for which the investor has elected the rebalancing service and that rebalancing will be performed for each such account where any Portfolio allocation deviates from the allocation prescribed by the investor by the agreed-upon uniform threshold.(12) The threshold for triggering rebalancing is a percentage (presently, 21/2 percent) that has been established by PaineWebber and is applied uniformly to all accounts subject to rebalancing. If PaineWebber were, in the future, to determine that this uniform threshold should be changed, PMAS would notify all investors (including Independent Fiduciaries and Directing Participants) who had elected the rebalancing feature. Then, in order to continue to provide this service, PMAS would need to obtain the consent of each such investor.

     The applicants note that rebalancing is a feature that an investor chooses to apply indefinitely until the investor notifies PaineWebber that it wishes to have this service discontinued. After rebalancing has been discontinued, an investor may reactivate the rebalancing service by notifying PaineWebber in writing.

13. PaineWebber notes that not all of the services described above will be provided to every Plan. The services that will be provided will depend on what is decided upon by the Independent Fiduciary. Assuming the Independent Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays PMAS. This is due to the bundled nature of the services provided in the PACE Program. For example, if the Independent Fiduciary were to limit the number of Portfolios available as investment options for its Plan participants, this might be deemed a reduction in the services available under the PACE Program that would not result in any reduction in the applicable Program fee. Similarly, under the PACE Program, an Independent Fiduciary of a
     Section 404(c) Plan may decide for its own reasons not to make the automatic rebalancing

----------
(12) Currently, with regard to investors who have elected the rebalancing feature, rebalancing is effected by an automated, mechanical system that, as to each account: (a) Calculates the current allocation for each Portfolio based on the quarter-end net asset value; (b) compares the current allocation for each Portfolio with the allocation prescribed by the investor; (c) identifies for rebalancing all accounts with one or more Portfolios whose current allocation deviates by the agreed-upon threshold from the allocation prescribed by the investor; and (d) for each account which has been identified for rebalancing pursuant to (a)-(c), (1) calculates the dollar difference between the current allocation and the allocation prescribed by the investor, (2) reduces each Portfolio whose current allocation exceeds the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations, and (3) increases each Portfolio whose current allocation is less than the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations. This rebalancing is accomplished by automatically exchanging, in the order of the Portfolio's respective CUSIP numbers, a dollar-equivalent number of shares of each Portfolio to be reduced for the corresponding number of shares of a Portfolio to be increased until the current allocation is equal to the allocation prescribed by the investor. Valuation of the Portfolios is done as of the close of regular trading on the NYSE each business day.


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     service available to Directing Participants. Under such circumstances, PMAS will not reduce its fees to reflect the absence of the provision of rebalancing services to the Plan. Further, under the particular arrangement which it has negotiated with PMAS, the Independent Fiduciary may or may not request PaineWebber Investment Executives to make presentations or be available to meet with Directing Participants.

     Thus, an Independent Fiduciary may choose all, some or none of the PACE Program's optional services. If an Independent Fiduciary selects all of these services, the Plan will incur no greater an annual fee than had that Independent Fiduciary selected some or none of these services. The absence of a reduction in fees in the event not all services are requested is an issue that should be considered by the Independent Fiduciary.(13) Nonetheless, the Applicants represent that the reduction in the types of services provided will not cause the fees paid to PaineWebber by a Plan under the PACE Program to violate section 408(b)(2) of the Act.

14. Plans wishing to redeem their Trust shares may communicate their requests in writing or by telephone to PMAS. Redemption requests received in proper form prior to the close of trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio will be required to transmit redemption proceeds for credit to an investor's account with PaineWebber within 5 business days after receipt of the redemption request.(14) In the case of an IRA or Keogh Plan investor, PaineWebber will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the PACE Money Market Investments Portfolio) that may be affiliated with PaineWebber.(15) In the case of Plans that are covered by Title I of the Act, the redemption proceeds will be invested by PaineWebber in accordance with the investment directions of the Independent Fiduciary responsible for the management of the Plan's assets. With respect to a
     Section 404(c) Plan, the treatment of such investment will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. In the event that the Independent Fiduciary does not give other investment directions, such assets will be swept into a no-load money market fund that may be affiliated with PaineWebber. No brokerage charge or commission is charged to the participant for this service.

     Due to the high costs of maintaining small PACE Program (Plan) accounts, the Trusts may redeem all Trust shares held in a PACE Program account

----------
(13) In this regard, the Department emphasizes that it expects the Independent Fiduciary to consider prudently the relationship of the fees to be paid by the Plan to the level of services to be provided by PaineWebber. In response to the Department's concern over this matter, PaineWebber represents that it will amend the Trust Prospectus to include the following statement: "Investors who are fiduciaries or otherwise, in the process of making investment decisions with respect to Plans, should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber."

(14) PaineWebber will provide clearance (on a fully disclosed basis), settlement and other back office services to other broker-dealers.

(15) The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by PaineWebber, of redemption proceeds in an affiliated money market fund and where the Plan investor has not given investment instructions. The applicants represent that to the extent PaineWebber is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.


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UBS Global Asset Management                                                 A-15

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     in which the Trust shares have a current value of $7,500 or less after the investor has been given at least thirty days in which to purchase additional Trust shares to increase the value of the account to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless PaineWebber is otherwise instructed.(16)

15. Through the PACE Program, shares of a Portfolio may be exchanged by an investor for shares of another Portfolio at their respective net asset values and without the payment of an exchange fee. However, Portfolio shares are not exchangeable with shares of other PaineWebber group of funds or portfolio families.

     With respect to brokerage transactions that are entered into under the PACE Program for a Portfolio, such transactions may be executed through PaineWebber and other affiliated broker-dealers, if in the judgment of Mitchell Hutchins or the Sub-Adviser, as applicable, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge comparable to those of other qualified broker-dealers.

16. Each Portfolio will bear its own expenses, which generally include all costs that are not specifically borne by PaineWebber, Mitchell Hutchins or the Sub-Advisers. Included among a Portfolio's expenses will be costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees; nor will any Portfolio incur distribution expenses. Investment management fees payable to Mitchell Hutchins and the Sub-Advisers will be disclosed in the Trust Prospectus.

17. As to each Plan, the total fees that are paid to PMAS and its affiliates will constitute no more than reasonable compensation.(17) In this regard, for its services under the PACE Program, PMAS charges an investor a quarterly fee for asset allocation and related services. This "outside fee", will not be more than 1.50 percent on an annual basis of the maximum annual value of the assets in the investor's PACE Program account. Such fee may be paid either from the assets in the account or by separate check. A smaller outside fee may be charged depending on such factors as the size of the PACE Program account (E.G., PACE Program accounts in excess of $100,000), the number of Plan participants or the number of PACE Program accounts. The outside fee is charged directly to an investor and is neither affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores PMAS's advice.(18) In the case of Plans, the outside fee may be paid by the Plan or the Plan

----------
(16) The thirty day limit does not restrict a Plan's ability to redeem its interest in the Trust. The thirty day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with PaineWebber to an amount in excess of $7,500. If desired, the Plan may still follow the redemption guidelines described above.

(17) The applicants represent that PMAS and its affiliates will not receive 12b-1 Fees in connection with the transactions.

(18) PaineWebber represents that the outside fee will not be imposed on the accounts of the PaineWebber Group and its subsidiaries, including PaineWebber, PMAS, Mitchell Hutchins or their subsidiaries, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicants state that this fee will be waived to encourage employees to invest in PaineWebber, although PaineWebber reserves the right to impose such fees. However, with respect to IRAs or Plans maintained by PaineWebber or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.


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     sponsor or, in the case of IRAs only, the fee may be paid by the IRA owner directly.

     For Plan investors, the outside fee will be payable in full within five business days (or such other period as may be required under applicable law or regulation) after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the PACE Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the subsequent calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee will be based on the value of assets in the PACE Program measured as of the last calendar day of the previous quarter, and will be payable on the fifth business day of the current quarter.

     If additional funds are invested in the Portfolios during any quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable five business days later. In the case of redemptions during a quarter, the fee shall be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter. If the net fee increase or decrease to an investor for additional purchases and/or redemptions during any one quarter is less than $20, the fee increase or decrease will be waived.

     In addition, for investment management and administrative services provided to the Trust, Mitchell Hutchins will be paid, from each Portfolio, a fee which is computed daily and paid monthly at an annual rate ranging from .35 percent to 1.10 percent, of which the management fee component ranges from .15 percent to .90 percent on an annual basis, of each Portfolio's average daily net assets depending upon the Portfolio's objective.19 From these management fees, Mitchell Hutchins will compensate the applicable Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by Mitchell Hutchins to the Sub-Adviser, will vary from the annual rate of .15 percent to .40 percent depending on the Portfolio. With the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins is paid a management fee of 15 basis points, Mitchell Hutchins is retaining 20 basis points as a management fee from each remaining single Portfolio on investment assets attributable to the Plans. Pursuant to Transfer Agency and Service Agreements with the Trust, PFPC and State Street will be paid annual fees of $350,000 and $650,000, respectively, for transfer agent and custodial services.

18. The management fees that are paid at the Portfolio level to Mitchell Hutchins and the Sub-Advisers are set forth in the following table. For purposes of the table, Mitchell Hutchins and a Sub-Adviser are referred to as "MH" and "SA," respectively. As noted in the table, the sum of the management fees retained by Mitchell Hutchins and the Sub-Adviser with respect to a Portfolio will equal the total management fee paid by that Portfolio.

                                 MH                              MH
                                 MANAGEMENT      SA RETAINED     RETAINED FEE
PORTFOLIO                        FEE (PRECENT)   FEE (PRECENT)   (PERCENT)
---------                        -------------   -------------   ---------------
PACE Money Market Investments         .15             .00              .15
PACE Government Securities
   Fixed Income Investments           .50             .25              .25
PACE Intermediate Fixed
   Income Investments                 .40             .20              .20

----------
19 The fees payable to Mitchell Hutchins under its investment management and administration agreement with the Trust are comprised of two components. One component is for administrative services provided to each Portfolio at the annual rate of .20 percent of each Portfolio's net assets. The second component is for investment management and related services provided to each Portfolio. The annualized fee range here is from .15 percent to .90 percent of the Portfolio's average daily net assets.


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UBS Global Asset Management                                                 A-17

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                                 MH                              MH
                                 MANAGEMENT      SA RETAINED     RETAINED FEE
PORTFOLIO                        FEE (PRECENT)   FEE (PRECENT)   (PERCENT)
---------                        -------------   -------------   ---------------
PACE Strategic Fixed Income
   Investments                        .50             .25              .25
PACE Municipal Fixed Income
   Investments                        .40             .20              .20
PACE Global Fixed Income
   Investments                        .60             .35              .25
PACE Large Company Value
   Equity Investments                 .60             .30              .30
PACE Large Company Growth
   Equity Investments                 .60             .30              .30
PACE Small/Medium Company
   Value Equity Investments           .60             .30              .30
PACE Small/Medium Company
   Growth Equity Investments          .60             .30              .30
PACE International Equity
   Investments                        .70             .40              .30
PACE International Emerging
   Markets Investments                .90             .50              .40

     PMAS is offsetting, quarterly, against the outside fee such amounts as is necessary to ensure that Mitchell Hutchins retains no more than 20 basis points as a management fee from any Portfolio on investment assets attributable to any Plan.(20)

     The administrative services fee payable to Mitchell Hutchins is not being offset against the outside fee. Instead, that fee is being retained by Mitchell Hutchins.

19. The following example demonstrates the operation of the fee offset mechanism, the calculation of the net inside fee, and the calculation of the total of a Plan investor's net outside fee and share of the investment management fees paid by the Portfolios in a given calendar quarter or year:

     Assume that as of September 30, 1995, the net asset value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios: (1) PACE Money Market Investments in which the Plan made a $50 investment and from which Mitchell Hutchins would retain an inside fee of .15 percent; (2) PACE Intermediate Fixed Income Investments in which the Plan made a $200 investment and from which Mitchell Hutchins would retain an inside fee of .20 percent; (3) PACE Large Company Value Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would retain an inside fee of .30 percent; (4) PACE Small/Medium Company Growth Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent; and (5) PACE International Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee .30 percent.

     Assume that the Plan investor pays an outside fee of 1.50 percent so that the total outside fee for the calendar quarter October 1 through December 31, prior to the fee offset, would be as follows:

                                            MAXIMUM         OUTSIDE
                                 AMOUNT     OUTSIDE         QUARTERLY
PORTFOLIO                        INVESTED   QUARTERLY FEE   FEE
---------                        --------   -------------   -----------
PACE Money Market Investments     $   50      1.50% (.25)     $0.1875
PACE Intermediate
   Fixed Income Investments          200      1.50% (.25)       .7500
PACE Large Company Value
   Equity Investments                250      1.50% (.25)       .9375
PACE Small/Medium  Company
   Growth Equity Investments         250      1.50% (.25)       .9375
PACE International Equity
   Investments                       250      1.50% (.25)       .9375
                                  ------     -----------      -------
Total Outside Fee Per Quarter      1,000              --       3.7500

     Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a

----------
(20) PaineWebber asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PaineWebber among the Portfolios (excluding the PACE Money Market Investments Portfolio for which a fee of 15 basis points will be charged).


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     Reduction Factor to ensure that Mitchell Hutchins retains an inside fee of no more than 20 basis points from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

                                 MH             MAXIMUM     REDUCTION
                                 RETAINED FEE   MH FEE      FACTOR
PORTFOLIO                        (PERCENT)      (PERCENT)   (PERCENT)
---------                        ------------   ---------   ---------
PACE Money Market Investments         .15          .15         .00
PACE Government Securities
   Fixed Income Investments           .25          .20         .05
PACE Intermediate Fixed
   Income Investments                 .20          .20         .00
PACE Strategic Fixed Income
   Investments                        .25          .20         .05
PACE Municipal Fixed Income
   Investments                        .20          .20         .00
PACE Global Fixed Income
   Investments                        .25          .20         .05
PACE Large Company Value
   Equity Investments                 .30          .20         .10
PACE Large Company Growth
   Equity  Investments                .30          .20         .10
PACE Small/Medium Company
   Value Equity Investments           .30          .20         .10
PACE Small/Medium Company
   Growth Equity Investments          .30          .20         .10
PACE International Equity
   Investments                        .30          .20         .10
PACE International Emerging
   Markets Investments                .40          .20         .20

     Under the proposed fee offset, a Reduction Factor of .10 percent is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in PACE Large Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments and PACE International Equity Investments. As noted above, the PACE Money Market Investments Portfolio and the PACE Intermediate Fixed Income Investments Portfolio do not require the application of a Reduction Factor because the management fee retained by Mitchell Hutchins for managing these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows:

          (.25)[($250).10% + ($250).10% +
          ($250).10%] = $0.1875 or $.19.

     In the foregoing example, if the Plan investor elects to receive an invoice directly, the Plan investor would be mailed a statement for its PACE Program account on or about October 15, 1995. This statement would show the outside fee to be charged for the calendar quarter October 1 through December 31, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to PMAS would be determined as follows:

          $3.75 - $.19 = $3.56.

     The Plan investor that elects to receive an invoice directly would be asked to pay the outside fee for that quarter within 30 days of the date on which the statement was mailed (e.g., November 15, 1995). If the outside fee were not paid by that date, PMAS would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the PACE Program Investment Advisory Agreement, and as described in the PACE Program Description appended to the Prospectus).(21) A Plan

----------
(21) PaineWebber explains that the foregoing example illustrates the fact that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants also explain that PMAS does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid. Since the inside fee is paid at the end of each calendar month, the applicants further explain that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.


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UBS Global Asset Management                                                 A-19

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     investor that elects to have the outside fee debited from its account would receive, in November, a statement as of October 31 reflecting the outside fee and the quarterly offset therefrom.

     Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the quarter, (a) the Plan investor's fees for the quarter for asset allocation and related services provided by PMAS (net outside fee) and (b) the fees paid by the Portfolios for investment management services provided by Mitchell Hutchins (inside fee) would be as follows:

          $3.56 (net outside fee)+(.25)
          [($50+$200+$250+$250+$250).20%]
          (administrative services fee)+(.25)

          [($50).15% + ($200).20% + ($250 + $250
          + $250).30%] (inside fee) = $4.74.

     Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the year, the total net outside fee and inside fee borne by the Plan investor for the year would be as follows:

          4 (($4.74) = $18.96 or 1.89% per $1,000 invested.

20. PaineWebber notes that a potential conflict may exist by reason of the variance in retained inside fees between the different Portfolios. For example, Mitchell Hutchins will retain a lower inside fee with respect to assets invested in the PACE Money Market Investments Portfolio than all other Portfolios. PaineWebber recognizes that this factor could result in the recommendation of a higher fee-generating Portfolio to an investing Plan. Nonetheless, PMAS will be subject to and intends to comply fully with the standards of fiduciary duty that require that it act solely in the best interest of the Plan when making investment recommendations.

21. The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than sixty days after the close of each Trust fiscal year. All Trust financial statements will be prepared in accordance with generally accepted accounting principles and relevant provisions of the federal securities laws. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and SEC, at all times during regular business hours.

22. In summary, it is represented that the transactions will satisfy the statutory criteria for an exemption under section 408(a) of the Act because:

     (a) The investment of a Plan's assets in the PACE Program will be made and approved by a Plan fiduciary or participant that is independent of PaineWebber and its affiliates such that the Independent Fiduciary or Directing Participant will maintain complete discretion with respect to participating in the PACE Program.

     (b) An Independent Fiduciary or Directing Participant will have full discretion to redeem his or her shares in the Trust.

     (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust and PMAS nor will its affiliates receive 12b-1 Fees in connection with the transactions.

     (d) Prior to making an investment in the PACE Program, each Independent Fiduciary or Directing Participant will receive offering materials and disclosures from PMAS which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the PACE Program.

     (e) PMAS will provide written documentation to an Independent Fiduciary or Directing Participant of its recommendations or evaluations based upon objective criteria.


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     (f)  With the exception of Mitchell Hutchins which will manage the PACE
          Money Market Investments Portfolio, any Sub-Adviser appointed to exercise investment discretion over a Portfolio will always be independent of PaineWebber and its affiliates.

     (g) The quarterly investment advisory fee that is paid by a Plan to PMAS for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points from any Portfolio (with the exception of the PACE Money Market Investments Portfolio) on investment assets attributable to the Plan investor. However, the quarterly fee paid to Mitchell Hutchins for administrative services will be retained by Mitchell Hutchins and will not be offset against the outside fee.

     (h) Each participating Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust that have been prepared by independent, certified public accountants and investment management fees paid by each Portfolio.

     (i) On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (2) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (3) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (4) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

     For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

40000-40004 FEDERAL REGISTER VOL. 61, NO. 148           WEDNESDAY, JULY 31, 1996

[PROHIBITED TRANSACTION EXEMPTION 96-59; EXEMPTION APPLICATION NO.
D-09818, ET AL.]                                                         NOTICES

GRANT OF INDIVIDUAL EXEMPTIONS; PAINEWEBBER INCORPORATED

Agency: Pension and Welfare Benefits Administration, Labor.

ACTION: GRANT OF INDIVIDUAL EXEMPTIONS.
--------------------------------------------------------------------------------

SUMMARY: This document contains exemptions issued by the Department of Labor (the Department) from certain of the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 (the Act) and/or the Internal Revenue Code of 1986 (the Code).

     Notices were published in the FEDERAL REGISTER of the pendency before the Department of proposals to grant such exemptions. The notices set forth a summary of facts and representations contained in each application for exemption and referred interested persons to the respective applications for a complete statement of the facts and representations. The applications have been available for public inspection at the Department in Washington, D.C.. The notices also invited interested persons to submit comments on the requested exemptions to the Department. In addition the notices stated that any interested person might submit a written request that a public hearing be held (where appropriate). The applicants have represented that they have complied with the requirements of the notification to interested persons. No public comments and no requests


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UBS Global Asset Management                                                 A-21

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for a hearing, unless otherwise stated, were received by the Department.

     The notices of proposed exemption were issued and the exemptions are being granted solely by the Department because, effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type proposed to the Secretary of Labor.

STATUTORY FINDINGS

In accordance with section 408(a) of the Act and/or section 4975(c)(2) of the Code and the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, 32847, August 10, 1990) and based upon the entire record, the Department makes the following findings:

(a)  The exemptions are administratively feasible;

(b) They are in the interests of the plans and their participants and beneficiaries; and

(c) They are protective of the rights of the participants and beneficiaries of the plans.

PAINEWEBBER INCORPORATED (PAINEWEBBER), LOCATED IN NEW YORK, NY [Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818]

EXEMPTION

Section I. Covered Transactions

The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, a plan described in section 403(b) of the Code (the Section 403(b) Plan), an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

     In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under and permits participant selection as contemplated by the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

     This exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a) The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b) As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40
     Act) by PMAS and its affiliates in connection with the transactions.

(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.


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(d)  The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e) PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

(h) With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i) The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j) With respect to its participation in the PACE Program prior to purchasing Trust shares,

     (1) Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

          (A) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

          (B) Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

          (C)  An investor questionnaire.

          (D) A written analysis of PMAS's asset allocation recommendation of specific Portfolios.

          (E) A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

          (F) Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

          (G) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.


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     (2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will--

          (A) Make copies of the foregoing documents available to Directing Participants.

          (B) Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

     (3) If accepted as an investor in the PACE Program, an Independent Fiduciary of a Section 403(b) Plan, an IRA or a Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(1) of this Section II.

     (4) With respect to a Section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Fiduciary (I.E., the Plan administrator, trustee, investment manager or named fiduciary). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is--

          (A)  Independent of PaineWebber and its affiliates;

          (B) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

          (C) Able to make an informed decision concerning participation in the PACE Program.

     (5) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is

          (A)  Independent of PMAS and its affiliates;

          (B) Capable of making an independent decision regarding the investment of Plan assets;

          (C) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

          (D) Able to make an informed decision concerning participation in the PACE Program.

(k) As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

     (1) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

     (2) Telephone access to quotations from PaineWebber of such Plan's account balance.

     (3) A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

     (4) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.


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     (5)  A written quarterly monitoring report that includes (a) a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

     (6)  A statement, furnished at least quarterly or annually, specifying--

          (A) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

          (B) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

          (C) The average brokerage commissions per share that are paid by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

          (D) The average brokerage commissions per share that are paid by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

     (7) Periodic meetings with a PaineWebber Investment Executive (or the appropriate PaineWebber representative) by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(m) If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n) The books and records of the Trust are audited annually by independent, certified public accountants and all investors are sent copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o) PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that--

     (1) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and


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     (2)  No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(l) of this Section II below.

(p) (1) Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

          (A) Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

          (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

          (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

          (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p)  (2)  None of the persons described above in paragraphs
          (p)(1)(B)-(p)(1)(D) of this paragraph (p) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(a) The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes--

     (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

     (2)  Any officer, director or partner in such person, and

     (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c) The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d) The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

     (1) A Plan administrator, trustee, investment manager or named fiduciary of a Section 404(c) Plan or a Section 403(b) Plan;

     (2)  A participant in a Keogh Plan;

     (3) An individual covered under a self-directed IRA which invests in Trust shares;

     (4) An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

     (5) A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction


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          as contemplated by Section 404(c) of the Act; or

(e) The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f) The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

EFFECTIVE DATE: This exemption will be effective as of August 18, 1995.

For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on March 22, 1996 at 61 FR 11882.

WRITTEN COMMENTS

The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment was submitted by PaineWebber, PMAS and Mitchell Hutchins (collectively, the Applicants). Their comment is broken down into the areas discussed below.

(1)  SECTION 403(b) PLAN PARTICIPATION. In addition to IRAs, Keogh Plans,
     Section 404(c) Plans and other types of employee benefit plans that will participate in the PACE Program, the Applicants represent that they wish to offer shares in the Trust to Plans that are described in section 403(b) of the Code. Therefore, the Applicants have requested that the Department include references to Section 403(b) Plans in the exemptive language set forth in Section I, in the conditional language set forth in Sections II(j)(3) and III(d)(1) and in Representation 6 of the Summary of Facts and Representations (the Summary). The Department has revised the Notice accordingly.

(2) AVAILABLE PORTFOLIOS. Section II(g) of the Notice states that PMAS will provide investment advice in writing to an Independent Fiduciary or a Directing Participant with respect to all available Portfolios offered by the Trust. The Applicants note, however, that, in the case of a Section 404(c) Plan, an Independent Fiduciary will determine the initial array of Portfolios among which the Directing Participants may allocate Plan assets, and that such fiduciary may decide to include less than all of the Portfolios in that array. Therefore, the Applicants have requested that the Department revise Section II(g) of the Notice as follows to make it clear that "available" Portfolios are those that will be selected by the Independent Fiduciary under such circumstances:

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

The Department has made the change requested by the Applicants.

     (3)  INDEPENDENT FIDUCIARY ROLE. With respect to a Section 404(c) Plan,
          Section II(j)(4) of the Notice states that written acknowledgement of the receipt of initial disclosures from PaineWebber will be provided by the Independent Fiduciary who may be the Plan administrator, trustee, investment manager or the named fiduciary, as the record holder of Trust shares. The Applicants wish to clarify that because the trustee of a trust is generally the legal owner of trust assets, the Plan trustee rather than the Independent Fiduciary is the actual recordholder of Trust shares. Therefore, the Applicants request that the Department revise Section II(j)(4) of the Notice to read as follows:

     (4) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary).


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The Department has amended the Notice in this regard.

     (4) DIRECTING PARTICIPANT DISCLOSURE. Section II(1) of the Notice states, in relevant part, that if an Independent Fiduciary of a Section 404(c) Plan has established an Undisclosed Account with PaineWebber, certain disclosures will be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated with PMAS. In an effort to reflect the manner in which that information will be distributed or made available to Directing Participants and/or to the Independent Fiduciaries of Section 404(c) Plans, the Applicants request that the Department modify Section II(l) of the Notice.

The Department has amended Section II(1) of the Notice to read as follows:

(1) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

     (5) DESCRIPTION OF PAINEWEBBER GROUP AND PAINEWEBBER. Representation 1(a) of the Summary, states, in part, that the PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It is also represented that PaineWebber Group holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although the Applicants furnished this information to the Department, they wish to clarify that these representations pertain to PaineWebber rather than to the Paine Webber Group. Therefore, they request that the Department make appropriate changes to the Summary.

The Department has revised the language in Representation 1(b) of the Summary as follows:

     PaineWebber is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It also holds memberships or associate memberships on several principal foreign securities and commodities exchanges.

     (6) NET ASSET VALUE PER SHARE. In pertinent part, Representation 2 of the Summary states that with the exception of the PACE Money Market Investments Portfolio, shares in the Trust were initially offered to the public by PaineWebber at a net asset value of $10 per share and that shares in the PACE Money Market Investments Portfolio are being offered to the public at a net asset value of $1.00 per share. The Applicants wish to clarify that with the exception of the PACE Money Market Investments Portfolio in which shares are offered to the public at a net asset value of $1.00 per share, shares in the other Portfolios were initially offered to the public at a net asset value of $12 per share.

Accordingly, the Department has revised the sixth and seventh sentences of Representation 2 to read as follows:

With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios were initially offered to the public at a net asset value of $12 per share. Shares in the PACE Money Market Investments Portfolio are offered to the public at a net asset value of $1.00 per share.

     (7)  MINIMUM INVESTMENTS. The second paragraph of Representation 3 of the


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          Summary states, in part, that the minimum initial investment for a prospective investor in the PACE Program is $10,000. The Applicants note, however, that the minimum initial investment threshold for an investor is currently $25,000 and not $10,000. For Plan investors and Uniform Gift or Transfer to Minors Accounts, the Applicants wish to clarify that the minimum initial investment is presently $10,000.

The Department has revised part of Representation 3 to read as follows:

     *** The minimum initial investment in the PACE Program currently is $25,000 (except for Plans and Uniform Gift or Transfer to Minors Accounts, for which the minimum initial investment is currently $10,000).

     (8) VALUATION OF PORTFOLIO SHARES. Footnote 10 of the Summary states, in part, that the net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12 p.m. each business day. To indicate that the net asset value of all Portfolio shares, including shares of the PACE Money Market Investments Portfolio, is being determined as of the close of regular trading on the New York Stock Exchange (currently 4 p.m., Eastern Time) each business day, the Applicants request that the Department modify Footnote 10 of the Summary.

The Department has modified Footnote 10 to read as follows:

The net asset value of each Portfolio's shares is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4 p.m., Eastern Time) each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

In addition, the Applicants have requested that Footnote 16 of the Summary be revised to incorporate the following language:

     *** The net asset value of each Portfolio's shares is determined as of the close of regular trading on the NYSE (currently, 4 p.m. Eastern Time) each business day. PaineWebber may, in the future, impose a minimum dollar threshold on rebalancing transactions in order to avoid de minimus transactions.

     (9) PAYMENT OF REDEMPTION PROCEEDS. Representation 14 of the Summary states, in part, that a Portfolio will be required to transmit redemption proceeds for credit to an investor's account within 5 business days after receipt. Similarly, Representation 17 of the Summary sets forth the same time frame for the payment of the outside fee as well as the applicable fee if additional funds are invested during a calendar quarter. Because Federal Securities laws currently require PaineWebber to settle its obligations within three business days, the Applicants have requested that the Department revise the Summary to reflect the current timing of such payments.

The Department does not object to these necessary revisions and has deleted references to the five business day requirement and inserted the phrase "three business days" in the fourth sentence of paragraph one of Representation 14, in the first sentence of paragraph two of Representation 17 and in the first sentence of paragraph three of Representation 17.

     (10) Brokerage Commission Information. Representation 22(i) of the Summary states, in part, that on a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, a Directing Participant regarding brokerage commissions that are paid to PaineWebber and/or its affiliates or to unrelated parties. The Applicants have requested that the


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--------------------------------------------------------------------------------

          Department revise this representation to reflect that brokerage commission information will be provided to the Independent Fiduciary and, depending on the arrangement negotiated between the Independent Fiduciary of a Section 404(c) Plan and PMAS, to a Directing Participant. The Applicants state that the language set forth in the Summary appears to indicate that PaineWebber will provide such information under all circumstances to Independent Fiduciaries and where applicable, to Directing Participants only.

The Department has revised paragraph (i) of Representation 22 to read, in part, as follows:

(i) On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary and, depending on the arrangement negotiated with PMAS, a Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;***

After giving full consideration to the entire record, the Department has decided to grant the exemption subject to the modifications or clarifications described above. The Applicants' comment letter has been included as part of the public record of the exemption application. The complete application file, including all supplemental submissions received by the Department, is made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, US Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone
(202) 219-8881. (This is not a toll-free number.)


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PRIVACY NOTICE
THIS IS NOT A PART OF THE PROSPECTUS.

THE UBS PACE FUNDS PRIVACY NOTICE

THIS NOTICE DESCRIBES THE PRIVACY POLICY OF THE UBS FAMILY OF FUNDS, THE UBS PACE FUNDS AND ALL CLOSED-END FUNDS MANAGED BY UBS GLOBAL ASSET MANAGEMENT (COLLECTIVELY, THE "FUNDS"). THE FUNDS ARE COMMITTED TO PROTECTING THE PERSONAL INFORMATION THAT THEY COLLECT ABOUT INDIVIDUALS WHO ARE PROSPECTIVE, CURRENT OR FORMER INVESTORS.

THE FUNDS COLLECT PERSONAL INFORMATION IN ORDER TO PROCESS REQUESTS AND TRANSACTIONS AND TO PROVIDE CUSTOMER SERVICE. PERSONAL INFORMATION, WHICH IS OBTAINED FROM APPLICATIONS, MAY INCLUDE NAME(S), ADDRESS, SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER, BANK ACCOUNT INFORMATION, OTHER FUND HOLDINGS AND ANY AFFILIATION THE PERSON HAS WITH UBS FINANCIAL SERVICES INC. OR ITS SUBSIDIARIES ("PERSONAL INFORMATION").

THE FUNDS LIMIT ACCESS TO PERSONAL INFORMATION TO THOSE INDIVIDUALS WHO NEED TO KNOW THAT INFORMATION IN ORDER TO PROCESS TRANSACTIONS AND SERVICE ACCOUNTS. THESE INDIVIDUALS ARE REQUIRED TO MAINTAIN AND PROTECT THE CONFIDENTIALITY OF PERSONAL INFORMATION. THE FUNDS MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS TO PROTECT PERSONAL INFORMATION.

THE FUNDS MAY SHARE PERSONAL INFORMATION DESCRIBED ABOVE WITH THEIR AFFILIATES, INCLUDING UBS FINANCIAL SERVICES INC. AND UBS AG, FOR MARKETING AND OTHER BUSINESS PURPOSES, SUCH AS TO FACILITATE THE SERVICING OF ACCOUNTS.

THE FUNDS MAY SHARE PERSONAL INFORMATION DESCRIBED ABOVE WITH A NON-AFFILIATED THIRD PARTY IF THE ENTITY IS UNDER CONTRACT TO PERFORM TRANSACTION PROCESSING OR TO SERVICE AND MAINTAIN SHAREHOLDER ACCOUNTS ON BEHALF OF THE FUNDS AND OTHERWISE AS PERMITTED BY LAW. ANY SUCH CONTRACT WILL INCLUDE PROVISIONS DESIGNED TO ENSURE THAT THE THIRD PARTY WILL UPHOLD AND MAINTAIN PRIVACY STANDARDS WHEN HANDLING PERSONAL INFORMATION. THE FUNDS MAY ALSO DISCLOSE PERSONAL INFORMATION TO REGULATORY AUTHORITIES AS REQUIRED BY APPLICABLE LAW.

EXCEPT AS DESCRIBED IN THIS PRIVACY NOTICE, THE FUNDS WILL NOT USE PERSONAL INFORMATION FOR ANY OTHER PURPOSE UNLESS THE FUNDS DESCRIBE HOW SUCH PERSONAL INFORMATION WILL BE USED AND CLIENTS ARE GIVEN AN OPPORTUNITY TO DECLINE APPROVAL OF SUCH USE OF PERSONAL INFORMATION RELATING TO THEM.

THE FUNDS ENDEAVOR TO KEEP THEIR CUSTOMER FILES COMPLETE AND ACCURATE. THE FUNDS SHOULD BE NOTIFIED IF ANY PERSONAL INFORMATION NEEDS TO BE CORRECTED OR UPDATED. PLEASE CALL 1-800-647-1568 WITH ANY QUESTIONS OR CONCERNS REGARDING YOUR PERSONAL INFORMATION OR THIS PRIVACY NOTICE.

                                 PRIVACY NOTICE
                      THIS IS NOT A PART OF THE PROSPECTUS.

UBS PACE(SM) Select Advisor Trust

Prospectus

November 30, 2006


TICKER SYMBOLS

UBS PACE Money Market Investments                     PCEXX
UBS PACE Government Securities Fixed Income
Investments                                           PCGTX
UBS PACE Intermediate Fixed Income Investments        PCIFX
UBS PACE Strategic Fixed Income Investments           PCSIX
UBS PACE Municipal Fixed Income Investments           PCMNX
UBS PACE Global Fixed Income Investments              PCGLX
UBS PACE High Yield Investments                       PHYPX
UBS PACE Large Co Value Equity Investments            PCLVX
UBS PACE Large Co Growth Equity Investments           PCLCX
UBS PACE Small/Medium Co Value Equity Investments     PCSVX
UBS PACE Small/Medium Co Growth Equity  Investments   PCSGX
UBS PACE International Equity Investments             PCIEX
UBS PACE International Emerging Markets Equity
Investments                                           PCEMX
UBS PACE Real Estate Securities Investments           PREQX
UBS PACE Alternative Strategies Investments           PASPX

If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds'annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year. Each fund makes its annual and semiannual reports available free on its Web site at http://www.ubs.com.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. You may also request other information about the funds and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.


You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-800-SEC 0330. You can get copies of reports and other information about the funds:


- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 0549-0102; or


- Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov


[UBS Global Asset Management LOGO]

UBS PACE Select Advisors Trust
Investment Company Act File No. 811-8764

(C) 2006 UBS Global Asset Management (Americas) Inc.
All rights reserved.

[UBS Global Asset Management LOGO]

UBS PACE(SM) MONEY MARKET INVESTMENTS
Prospectus


November 30, 2006


This prospectus offers shares of UBS PACE Money Market Investments, a series of UBS PACE Select Advisors Trust, to participants in the PACE(SM) Multi Advisor Program. The PACE(SM) Multi Advisor Program is designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

----------------------------------------------------
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
----------------------------------------------------

UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

Contents


THE FUND
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUND

Investment objective, strategies and risks                            Page  3
Performance                                                           Page  4
Expenses and fee tables                                               Page  5
More about risks and investment strategies                            Page  6

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Managing your fund account                                            Page  7
--Buying shares                                                       Page  7
--The PACE(SM) Multi Advisor Program                                  Page  7
--The PACE Multi Advisor Program Fee                                  Page  7
--Selling shares                                                      Page  8
--Additional information about your account                           Page  8
--Pricing and valuation                                               Page  9

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUND

Management                                                            Page  9
Dividends and taxes                                                   Page 10
Disclosure of portfolio holdings                                      Page 10
Financial highlights                                                  Page 11
Where to learn more about the fund                                    Back Cover


----------------------------------------------------------
THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.
----------------------------------------------------------


--------------------------------------------------------------------------------
2                                                    UBS Global Asset Management

UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

Investment objective, strategies and risks

FUND OBJECTIVE

Current income consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include long-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.


PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (E.G., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

More information about risks of an investment in the fund is provided in the section entitled "More about risks and investment strategies."


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    3

UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE(SM) Multi Advisor Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods. The table does reflect the maximum annual PACE(SM) Multi Advisor Program fee.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
     1996           5.05%
     1997           5.27%
     1998           5.21%
     1999           4.85%
     2000           6.08%
     2001           3.93%
     2002           1.48%
     2003           0.62%
     2004           0.81%
     2005           2.69%


Total return January 1 to September 30, 2006--3.30%


Best quarter during calendar years shown: 4th quarter, 2000--1.57%


Worst quarters during calendar years shown: 3rd and 4th quarters, 2003, and 1st quarter, 2004--0.12%



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)



                                       3-MONTH
                                    TREASURY BILL
                     CLASS P           INDEX*
                -----------------   -------------
One Year              1.16%             3.00%
Five Years            0.38%             2.21%
Ten Years             2.04%             3.72%


----------


*    Reflects no deduction for fees or expenses.



--------------------------------------------------------------------------------
4                                                    UBS Global Asset Management

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UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):


Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
   price)                                                                  None
Maximum Deferred Sales Charge (Load) (as a % of offering price)            None
Maximum Annual Account Fee for PACE(SM) Multi Advisor Program (as a % of
   average value of shares held on the last calendar day of the previous
   quarter)                                                                1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):


Management Fees                                                            0.15%
Distribution and/or Service (12b-1) Fees                                   None
Other Expenses*                                                            0.84%
                                                                           ----
Total Annual Fund Operating Expenses                                       0.99%
                                                                           ====
Management fee waiver/Expense Reimbursements**                             0.39%
                                                                           ----
Net Expenses**                                                             0.60%
                                                                           ====


----------
*    Includes an administration fee of 0.20% paid by the fund to UBS Global AM.


** The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's net expenses through December 1, 2007 (excluding interest expenses, if any) would not exceed 0.60%. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE(SM) Multi Advisor Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above, except for the period when the fund's expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $213      $738     $1,291    $2,797


----------


* The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund's total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates, assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

More about risks and investment strategies

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality money market instruments are subject to some credit risk.

INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in money market instruments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

FOREIGN INVESTING RISK. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

GOVERNMENT SECURITIES RISK. Various types of US government securities have different levels of credit risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. The fund may invest in securities in any of these categories. The fund may invest in securities issued by government-sponsored enterprises that, although chartered or sponsored by Acts of Congress, issue securities that are neither insured nor guaranteed by the US government. For example, debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Banks ("FHLBs"), are neither insured nor guaranteed by the US government.

ADDITIONAL RISK


STRUCTURED SECURITY RISK. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.


ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. The fund's investment strategies are designed to comply with these requirements.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based on its assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.


--------------------------------------------------------------------------------
6                                                    UBS Global Asset Management

UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

Managing your fund account

BUYING SHARES

If you are a participant in the PACE(SM) Multi Advisor Program, you may buy shares of the fund through a managed account maintained with UBS Financial Services Inc. Payment for investments made through the PACE(SM) Multi Advisor Program is made by debiting this account. Your payment for fund shares is due no later than the first business day after the order is placed. You may place an order only after you have executed the necessary PACE(SM) Multi Advisor Program documentation and made an asset allocation decision. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc. headquarters.

The fund, UBS Financial Services Inc. and UBS Global AM have the right to reject a purchase order and to suspend the offering of the fund's shares for a period of time or permanently.

THE PACE(SM) MULTI ADVISOR PROGRAM

The PACE(SM) Multi Advisor Program is described in detail in the PACE(SM) Multi Advisor Disclosure Document, the PACE(SM) Multi Advisor Investment Advisory Agreement and other Program documents. The description of the PACE(SM) Multi Advisor Program in this Prospectus is only a brief summary of certain features of the Program and is not intended as a complete description.

The PACE(SM) Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that includes comprehensive investment services, including investor profiling, a personalized asset allocation strategy using a combination of shares in no-load, low-load and load-waived funds and a quarterly investment performance review. UBS Financial Services Inc. has no investment discretion over your PACE(SM) Multi Advisor Program account except to the extent required to permit automatic rebalancing of your account if you elect that service. Otherwise, you will make all the investment decisions.

The fund is one of several funds used as vehicles to implement the long-term asset allocation strategies recommended through the PACE(SM) Multi Advisor Program based on an evaluation of your investment objectives and risk tolerances.

The minimum initial aggregate investment in the PACE(SM) Multi Advisor Program is $10,000 and is subject to the minimum investment requirements of the funds in the Program. Any subsequent investment in the Program must be at least $500 if invested proportionately among the funds.

It is possible that UBS Financial Services Inc.'s periodic recommendations for adjustments in the allocation of your assets among different funds may not be successful or may not be developed, transmitted and acted upon quickly enough to avoid market shifts, which can be sudden and substantial. You are urged to consider carefully UBS Financial Services Inc.'s asset allocation recommendations in light of your investment needs and to act promptly upon any recommended reallocation of assets.

THE PACE(SM) MULTI ADVISOR PROGRAM FEE

For the services provided to you under the PACE(SM) Multi Advisor Program, you will pay UBS Financial Services Inc. a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the funds held in your account under the Program. This quarterly fee is generally charged to your UBS Financial Services Inc. account. Employees of UBS Financial Services Inc. and its affiliates may participate in the PACE(SM) Multi Advisor Program at a reduced fee or for no fee.

Financial Advisors at UBS Financial Services Inc. receive a portion of the PACE(SM) Program Fee for the services they provide to participants.


As a PACE(SM) Multi Advisor Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar funds without the benefit of these professional asset allocation recommendations.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7

UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

SELLING SHARES

You can sell your fund shares at any time. You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to UBS Financial Services Inc.'s headquarters. After it receives and accepts your request, UBS Financial Services Inc. repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after UBS Financial Services Inc. receives the order.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the fund's transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

-    Your name and address;

-    The fund's name;

-    Your account number;

-    The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

UBS Financial Services Inc. may terminate your participation in the PACE(SM) Multi Advisor Program if the value of your assets in the Program declines or is reduced to less than $7,500. If UBS Financial Services Inc. elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum or more within 30 days. This notice may appear on your account statement. UBS Financial Services Inc. will not terminate your participation in the Program if the value of your account falls below $7,500 solely as a result of a reduction in net asset value per share of the funds or redemptions to pay Program fees.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

AUTOMATIC REDEMPTION OF FUND SHARES UPON TERMINATION OF PARTICIPATION IN THE PACE MULTI ADVISOR PROGRAM. Class P shares of the fund are available exclusively to participants in the PACE Select Advisors Program and the PACE Multi Advisors Program. Accordingly, you may buy and hold Class P shares of the fund only for as long as you participate in either Program. Your termination of your participation in either Program (other than, in the case of any investor who is a natural person, termination in either Program as a result of that person's death) will result in automatic redemption of the Class P shares you hold or that are held on your behalf. For further information on automatic redemption, please refer to the Program Agreement.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.



--------------------------------------------------------------------------------
8                                                    UBS Global Asset Management

UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

MARKET TIMING

Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, the Board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.


Other UBS Global AM funds that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for another UBS Global AM fund, please see that fund's prospectus.


PRICING AND VALUATION

The price at which you may buy or sell the fund's shares is based on the next net asset value per share calculated after your order is received in good form. The fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. The fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Management

INVESTMENT ADVISOR


UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation with offices located at One North Wacker Drive, Chicago, IL 60606 and 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the US Securities and Exchange Commission ("SEC"). As of September 30, 2006, UBS Global AM had approximately $141.9 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $657.8 billion in assets under management worldwide as of September 30, 2006. UBS is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

The fund has received an exemptive order from the SEC to permit the board to select and replace investment advisors and to amend other sub-advisory contracts between UBS Global AM and the investment advisors without obtaining shareholder approval.

ADVISORY AND ADMINISTRATION FEES


UBS Global AM is the administrator of the fund. The fund pays fees to UBS Global AM for advisory services and administrative services at the annual contract rates of 0.15% and 0.20%, respectively, of the fund's average daily net assets. During the fiscal year ended July 31, 2006, UBS Global AM waived and/or reimbursed all of its advisory and administrative fees.


PORTFOLIO MANAGER

Michael Markowitz, a managing director of UBS Global AM, is primarily responsible for the fund's day-to-day portfolio management.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9

UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

Dividends and taxes

DIVIDENDS

The fund normally declares dividends daily and pays them monthly. Shares of the fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.


You will receive dividends in additional shares of the fund unless you elect to receive them in cash. If you prefer to receive dividends in cash contact your Financial Advisor at UBS Financial Services Inc.


TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. The fund expects that its dividends will be taxed as ordinary income. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain on the sale of fund shares so long as the fund consistently maintains a share price of $1.00.


The fund may be required to withhold a 28% federal tax on all dividends payable to you

- if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

- if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions of short-term capital gains and interest income made by the fund to non-residents are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available.

As noted above, shareholders will pay the PACE(SM) Multi Advisor Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means such amounts are deductible only to the extent that they exceed 2% of a person's "adjusted gross income."

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with their own tax advisor. There is additional information on taxes in the Statement of Additional Information.


Disclosure of portfolio holdings


The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. The fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the fund upon request by calling 1-800-647 1568. Please consult the fund's SAI for a description of the policies and procedures that govern disclosure of the fund's portfolio holdings.



--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

UBS PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

Financial highlights

The following financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

This information in the financial highlights has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling toll free 1-800-647 1568.


                                                   FOR THE YEARS ENDED JULY 31,
                                       ----------------------------------------------------
                                         2006       2005       2004       2003       2002
                                       --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                       --------   --------   --------   --------   --------
Net investment income                     0.038      0.018      0.005      0.009      0.021
Dividends from net investment income     (0.038)    (0.018)    (0.005)    (0.009)    (0.021)
                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR           $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(1)                 3.89%      1.80%      0.51%      0.96%      2.10%
                                       ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)        $342,573   $227,528   $166,067   $123,915   $112,001
Expenses to average net assets,
net of fee waivers and/or expense
reimbursements by manager                  0.60%      0.60%      0.60%      0.57%      0.50%
Expenses to average net assets,
before fee waivers and/or expense
reimbursements by manager                  0.99%      0.97%      0.96%      1.13%      1.43%
Net investment income to
average net assets                         3.89%      1.85%      0.51%      0.94%      2.03%


----------


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

PRIVACY NOTICE
THIS IS NOT A PART OF THE PROSPECTUS.

THE UBS PACE FUNDS PRIVACY NOTICE

This notice describes the privacy policy of the UBS Family of Funds, the UBS PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications, may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647-1568 with any questions or concerns regarding your Personal Information or this privacy notice.

                                       PRIVACY NOTICE
                             THIS IS NOT A PART OF THE PROSPECTUS.

UBS PACE(SM) Money Market Investments
Prospectus


November 30, 2006


TICKER SYMBOL

UBS PACE Money Market Investments   PCEXX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

Additional information about the fund's investments is available in its annual and semiannual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The fund's SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. You may also request other information about the fund and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.


You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-800-SEC 0330. You can get copies of reports and other information about the Fund:


- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov.

[UBS Global Asset Management LOGO]

UBS PACE Select Advisors Trust
Investment Company Act File No. 811-8764


(C) 2006 UBS Global Asset Management (Americas) Inc.


All rights reserved.

[UBS LOGO]

UBS PACE(SM) Select Advisors Trust


Statement of Additional Information

This Statement of Additional Information ("SAI") is dated November 30, 2006.


51 West 52nd Street
New York, New York 10019-6114


The following funds are series of UBS PACE Select Advisors Trust ("Trust"), a professionally managed open-end investment company.


UBS PACE Money Market Investments
UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE High Yield Investments
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments
UBS PACE Small/Medium Co Value Equity Investments
UBS PACE Small/Medium Co Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments
UBS PACE Real Estate Securities Investments
UBS PACE Alternative Strategies Investments

UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments are non-diversified series of the Trust. The other funds are diversified series.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the manager and administrator for each fund and also as the investment advisor for UBS PACE Money Market Investments. UBS Global AM selects and monitors unaffiliated investment advisors who provide advisory services for the other funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the Trust's principal underwriter and selects dealers for the sale of fund shares. UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG.

Portions of the funds' Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the funds' Annual Report without charge by calling toll-free 1-800-647 1568.


This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated November 30, 2006. Different classes of shares and/or funds are offered by separate Prospectuses. A copy of the relevant Prospectus may be obtained by calling your financial advisor or by calling toll-free 1-800-647 1568. The Prospectus also contains more complete information about the funds. You should read it carefully before investing.

TABLE OF CONTENTS                                                           PAGE
The funds and their investment policies                                       3
The funds' investments, related risks and limitations                        17
Strategies using derivative instruments                                      50
Disclosure of portfolio holdings                                             63
Organization of the trust; trustees and officers; principal holders
   and management ownership of securities                                    68
Investment management, administration and principal underwriting
   arrangements                                                              86
Portfolio managers                                                          140
Portfolio transactions                                                      190
Reduced sales charges, additional purchase, exchange and redemption
   information and other services                                           198
Conversion of Class B shares                                                201
Valuation of shares                                                         201
Taxes                                                                       203
Other information                                                           211
Financial statements                                                        213
Appendix                                                                    A-1

The funds and their investment policies


No fund's investment objective may be changed without shareholder approval. Except where noted, the investment policies of each fund may be changed by the board of trustees ("board") without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

As described further below, each fund (other than UBS PACE Alternative Strategies Investments) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited below; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, a fund's 80% policy is no longer met (e.g., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund's future investments will be made in a manner that will bring the fund's investments back in line with the 80% threshold.

UBS PACE MONEY MARKET INVESTMENTS has an investment objective of current income consistent with preservation of capital and liquidity. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. These instruments include (1) US and foreign government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements, and (5) investment company securities. Money market instruments also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

UBS PACE Money Market Investments may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

UBS PACE Money Market Investments may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or

(5) unrated, but determined by UBS Global AM to be of comparable quality. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

UBS PACE Money Market Investments may purchase variable and floating rate securities with remaining maturities in excess of 397 calendar days issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 calendar days or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 397 calendar days only if the securities are subject to a demand feature exercisable within 397 calendar days or less. See "The Funds' Investments, Related Risks and Limitations--Credit and Liquidity Enhancements."

Generally, UBS PACE Money Market Investments may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institutional to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between UBS PACE Money Market Investments and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

UBS PACE Money Market Investments generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of foreign issuers.

UBS PACE Money Market Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS has an investment objective of current income. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment advisor. The fund invests in US government bonds and other bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between one and seven years. Under normal circumstances, the fund invests at least 80% of its net assets in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements. The fund may invest up to 20% of its net assets in corporate bonds, including mortgage- and asset-backed securities of private issuers. These investments are limited to bonds that are rated at least A by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's), except that the fund may not acquire a bond if, as a result, more than 20% of its net assets would be invested in bonds rated below AAA or if more than 10% of its net assets would be invested in bonds rated A. The fund may invest in bonds that are assigned comparable ratings by another rating agency and unrated bonds that its investment advisor determines are of comparable quality to rated securities in which the fund may invest.

UBS PACE Government Securities Fixed Income Investments may invest in certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The SEC staff currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. As long as the SEC staff takes this position, the fund will not consider these stripped US government securities to be US government securities for purposes of its 80% investment requirement. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund may invest up to 5% of its net assets in municipal bonds that are rated at least A by Moody's or S&P (or are unrated but deemed to be of comparable quality).

UBS PACE Government Securities Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. These transactions are considered borrowings. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS has an investment objective of current income, consistent with reasonable stability of principal. BlackRock Financial Management, Inc. ("BlackRock") serves as the fund's investment advisor. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between two and four and one-half years.

Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). The fund limits its investments to securities which are investment grade at the time of purchase. The fund may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. The fund's investments may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

UBS PACE Intermediate Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS has an investment objective of total return consisting of income and capital appreciation. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment advisor. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and eight years. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and non-US private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments and money market instruments (including commercial paper and certificates of deposit). The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

UBS PACE Strategic Fixed Income Investments also may invest up to 20% of its total assets in securities, including convertible securities, that are not investment grade but are rated at least B by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by its investment advisor to be of comparable quality. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies, except that not more than 10% of the fund's total assets may be invested in bonds denominated in foreign currencies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts, other debt securities sold with a discount and payment-in-kind securities. The fund may invest up to 5% of its net assets in municipal bonds that are rated at least Baa by Moody's or BBB by S&P (or are unrated but deemed to be of comparable quality).

UBS PACE Strategic Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance the fund's return. These transactions are considered borrowings. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS has an investment objective of high current income exempt from regular federal income taxes. Standish Mellon Asset Management Company, LLC ("Standish Mellon") serves as the fund's investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without shareholder approval.

The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and seven years. The fund invests in municipal bonds rated at the time of purchase at least A, MIG-2 or Prime-2 by Moody's or A, SP-2 or A-2 by S&P or, if unrated, determined to be of comparable quality by its investment advisor, except that the fund may invest up to 15% of its total assets in municipal bonds that at the time of purchase are rated Baa by Moody's, BBB by S&P or, if unrated, are determined to be of comparable quality by its investment advisor. The fund also may invest without limit in private activity bonds and other municipal bonds that pay interest that is an item of tax preference (sometimes referred to as a "tax preference item") for purposes of the federal alternative minimum tax ("AMT"), although the fund will endeavor to manage its portfolio so that no more than 25% of its interest income will be a tax preference item.

UBS PACE Municipal Fixed Income Investments may not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state. The fund also may not invest more than 25% of its total assets in municipal obligations that are secured by revenues from a particular industry, except that it may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds backed by the US Treasury or other US government-guaranteed securities. The fund may invest without limit in private activity bonds, including private activity bonds that are collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The fund may not invest more than 5% of its net assets in municipal leases, except that it may invest without limitation in 1) pre-refunded municipal leases that are collateralized by US government securities, and 2) insured municipal leases that are 100% guaranteed for timely interest and principal payment by a municipal bond insurer that is rated AAA by S&P, Aaa by Moody's, or assigned a comparable rating by another rating agency (or are unrated but deemed to be of comparable quality).

UBS PACE Municipal Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. Under normal circumstances, the fund may invest only up to 20% of its net assets in certain taxable securities to maintain liquidity. The fund may invest in the securities of other investment companies.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS has an investment objective of high total return. Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors. The fund invests primarily in high-grade bonds, denominated in non-US currencies or US dollars, of governmental and private issuers in developed countries. The fund's investments may include mortgage- and asset-backed securities. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between four and eight years. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of US or non-US private issuers. The fund normally invests in a minimum of four countries, one of which may be the United States. As of July 31, 2005, the fund was invested in over twenty separate countries. While the Fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another rating agency or, if unrated, determined by the fund's investment advisor to be of comparable quality.

UBS PACE Global Fixed Income Investments may invest up to 20% of its total assets in bonds that are rated below A by Moody's or S&P (or are unrated but deemed to be of comparable quality), provided that (1) with respect to bonds of issuers of developed countries, the bonds must be rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined to be of comparable quality); and (2) with respect to bonds of issuers of emerging market countries, both (a) the bonds must be rated at least Ba by Moody's or BB by S&P (or, if unrated, determined to be of comparable quality) and (b) no more than 10% of the fund's total assets may be invested in emerging market bonds. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts.

UBS PACE Global Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

UBS PACE HIGH YIELD INVESTMENTS has an investment objective of total return. MacKay Shields LLC ("MacKay Shields") is the fund's investment advisor. The fund invests primarily in a professionally managed, diversified portfolio of below investment grade fixed income securities. Under normal circumstances, the fund invests at least 80% of its net assets in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). Such investments will include fixed income securities that are (i) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S & P"); (ii) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies")); or (iii) unrated, but deemed by the fund's portfolio managers to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

UBS PACE High Yield Investments may invest up to 15% of its net assets in illiquid securities, including securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The fund may purchase these securities if the fund's investment advisor believes that these securities have a potential for capital appreciation.

The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short. The fund's investments may include Brady Bonds.

The fund may invest up to 20% of its net assets in investment grade securities of private or government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who the fund's investment advisor determines to be of comparable quality), money market instruments and municipal obligations. The fund may invest all or a portion of its total assets in securities of foreign issuers, including issuers in emerging market countries.

The fund may implement various temporary or defensive strategies at times when its investment advisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive or liquidity purposes, invest up to 100% of its total assets in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS Global AM to be consistent with a defensive posture, or it may hold cash.


UBS PACE LARGE CO VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation and dividend income. Institutional Capital Corporation ("ICAP"), Westwood Management Corp. ("Westwood") and SSgA Funds Management, Inc. ("SSgA FM") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors. The fund invests primarily in equity securities of US companies that are believed to be undervalued. The fund's investments may include both large and medium capitalization companies. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization

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companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.


ICAP and Westwood each use active stock selection strategies to invest its segment of the fund's assets. In managing its share of the fund's assets, SSgA FM seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA FM uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA FM ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA FM constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and managing deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index.


UBS PACE Large Co Value Equity Investments may invest up to 10% of its total assets in convertible bonds that are not investment grade, but these securities must be rated at least BB by S&P, Ba by Moody's or, if unrated, determined to be of comparable quality by its investment advisor. Subject to its 80% investment requirement, the fund may invest in a broad range of equity securities of US issuers that are traded on major stock exchanges or in the over-the-counter market. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may invest in US government bonds and investment grade corporate bonds.

UBS PACE Large Co Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."


UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("MCM") and SSgA Funds Management, Inc. ("SSgA FM") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors. The fund invests primarily in equity securities that are believed to have substantial potential for capital growth. Dividend income is an incidental consideration in the investment advisors' selection of investments for the fund. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.

GEAM and MCM each use active stock selection strategies to invest its share of the fund's assets. In managing its segment of the fund's assets, SSgA FM seeks to outperform the Russell 1000 Growth Index


10

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(before fees and expenses). SSgA FM uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA FM ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA FM constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index.


Subject to its 80% investment requirement, UBS PACE Large Co Growth Equity Investments may invest in a broad range of equity securities of US issuers. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may invest in US government bonds and investment grade corporate bonds.

UBS PACE Large Co Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment limitations of the Fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."


UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation. Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management ("Opus") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors. The fund invests primarily in equity securities of companies that are believed to be undervalued or overlooked in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. The fund invests in equity securities that generally have price-to-earnings ("P/E") ratios that are below the market average. The fund invests in the equity securities of companies only if they have common stock that is traded on a major stock exchange or in the over-the-counter market. Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds.


UBS PACE Small/Medium Co Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may invest up to 10% of its assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total


                                                                              11

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assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. Delaware Management Company (a series of Delaware Management Business Trust), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors. The fund invests primarily in the stocks of companies that are characterized by above-average earnings growth rates. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. Dividend income is an incidental consideration in the investment advisor's selection of investments for the fund.


Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.

UBS PACE Small/Medium Co Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

UBS PACE INTERNATIONAL EQUITY INVESTMENTS has an investment objective of capital appreciation. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors. The fund invests primarily in equity securities of companies domiciled outside the United States, and a large part of its investments is usually denominated in foreign currencies. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States. "Domiciled," for these purposes, means companies (1) that are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in a country other than the United States or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or that have at least 50% of their assets situated in such a country.


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UBS PACE International Equity Investments normally invests in the securities of issuers from three or more countries outside the United States and, under normal market conditions, its investments involve securities principally traded in at least 10 different countries. The fund's investment advisors give particular consideration to investments that are principally traded in Japanese, European, Pacific and Australian securities markets and to securities of foreign companies that are traded on US securities markets. The fund may also invest in the securities of companies in emerging markets, including Asia, Latin America and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund invests only in those markets where the investment advisor considers there to be an acceptable framework of market regulation and sufficient liquidity. The fund may also invest in non-investment grade convertible securities. These non-investment grade convertible securities may not be rated lower than B by S&P or Moody's or, if unrated, determined by the fund's investment advisor to be of comparable quality. The fund's investments in emerging market securities and non-investment grade convertible securities, in the aggregate, may not exceed 10% of its total assets at the time of purchase. Under normal circumstances, the fund may invest up to 20% of its net assets in US government bonds and investment grade bonds of US and non-US issuers.

UBS PACE International Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in structured foreign investments. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."


UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS has an investment objective of capital appreciation. Mondrian Investment Partners Limited ("Mondrian") and Gartmore Global Partners ("GGP") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. "Domiciled," for these purposes, means companies (1) that are organized under the laws of an emerging market country,
(2) for which the principal securities trading market is in an emerging market country, (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country, or (4) that have at least 50% of their assets situated in such a country. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. Mondrian and/or GGP may at times determine, based on its own analysis, that an economy included in the MSCI World Index should nonetheless be considered an emerging market country, in which case, that country would constitute an emerging market country for purposes of the fund's investments. The fund normally invests in the securities of issuers from three or more emerging market countries. As of July 31, 2005, the fund was invested in over twenty separate countries.


Under normal circumstances, the fund may invest up to 20% of its net assets in bonds, including US government bonds, foreign government bonds and bonds of private US and non-US issuers, including convertible bonds. The fund's investments may include Brady Bonds. The fund's investments in bonds of


                                                                              13

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private issuers are rated at the time of purchase at least A by S&P or Moody's or, if unrated, determined by the investment advisor to be of comparable quality, except that up to 10% of the fund's total assets may be invested in lower quality bonds, including convertible bonds. These lower quality bonds must, at the time of purchase, be rated at least C by S&P or determined by the investment advisor to be of comparable quality.

UBS PACE International Emerging Markets Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

UBS PACE REAL ESTATE SECURITIES INVESTMENTS has an investment objective of total return. Goldman Sachs Asset Management, L.P. ("GSAM") is the fund's investment advisor. The fund invests primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares and units of beneficial interest in real estate companies (inclusive of REITs). The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean securities of those companies which (i) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (ii) invest at least 50% of their assets in such real estate.


The fund may invest in the securities of issuers located in a number of different countries throughout the world, but expects that at least initially most assets will be invested in the United States with up to approximately 20% invested outside the United States during the fund's first several months of operations. In the future, GSAM may increase the fund's allocation to securities domiciled outside the United States so that they might comprise a much larger percentage of the fund. The amount invested outside the United States may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon GSAM's investment decisions. "Non-US securities" in this context generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.


The fund's other investments may include the following equity and fixed income securities and other instruments: non-investment grade bonds, government securities, asset-backed and mortgage-backed securities, credit and liquidity enhancements, original issue discount bonds including zero coupon securities, payment-in-kind bonds, convertible bonds, warrants, auction rate and remarketed preferred stock, foreign and emerging market equity and debt securities including Russian securities, foreign sovereign debt and structured foreign investments, currency-linked investments, repurchase agreements, reverse repurchase agreements and dollar rolls.


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UBS PACE Real Estate Securities Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' investments, related risks and limitations--Investment limitations of the fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short.

The fund may implement various temporary or defensive strategies at times when its investment advisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 20% of its net assets, in investment grade fixed income securities (including short-term U.S. government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Under normal circumstances, the fund may also hold significant amounts of its assets in cash.

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS has an investment objective of long-term capital appreciation. Analytic Investors, Inc. ("Analytic Investors") and Wellington Management Company, LLP ("Wellington Management") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors who will utilize investment strategies designed to achieve capital appreciation. Such investment strategies are designed to have low correlation to traditional equity and fixed income asset classes. Subject to Board approval, UBS Global AM may in the future allocate assets to additional investment advisors to employ additional strategies at any time. Such additional strategies may include fixed income arbitrage, convertible arbitrage and market neutral strategies.

UBS PACE Alternative Strategies Investments has a broad investment mandate that permits the fund to invest in a wide range of equity, fixed income and derivative securities in order to pursue its investment objective. The fund invests in securities of US and non-US companies of various market capitalizations.


Analytic Investors primarily employs a long/short global equity strategy that may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts, as well as an index option strategy, pursuant to which the fund would write index call options. In addition, Analytic Investors may employ a global tactical asset allocation strategy, comprised of investments in the currency markets, and a market allocation component that uses long and short equity positions, and fixed income index futures, and/or swaps or other derivatives to express its market views.

Wellington Management will pursue a diversified total return strategy. Wellington Management will pursue this strategy by combining diverse sources of return from across the global capital markets, including, but not limited to, equity, fixed income, currency, commodity, cash and asset allocation strategies.


In pursuing this strategy, Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments. These equity securities may include, but are not limited to, common stock, convertible securities, REITs, ADRs and other depository securities. Fixed income securities may include, but are not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash


                                                                              15

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equivalents and other fixed income securities. These debt obligations may be denominated in US dollars or other currencies, and may include non-investment grade and emerging market debt issues.

Wellington Management also may buy or sell exchange traded funds, equity-index, interest rate, credit, fixed income index futures, options, options on futures, forward contracts, structured notes, swaps, swap options, over-the-counter and other derivatives related to countries, industries, broad-market indices, or similar groups of securities.

The fund also may buy and sell derivatives related to individual commodities or groups of commodities, and to individual currencies or groups of currencies.

The fund also may buy and sell instruments associated with other asset classes. Specific components of the strategy are expected to change over time.

Under normal circumstances, the fund may invest in a number of different countries throughout the world, including the United States. The fund may invest all or a portion of its total assets in non-US securities. "Non-US securities" generally means securities that are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. Such securities may trade either within or outside the United States. The fund may also invest in the securities of companies in emerging markets, including Russia, Asia, Latin America, and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers emerging market countries to be those countries that are not included in the Morgan Stanley Capital International World Index of major world economies.

UBS PACE Alternative Strategies Investments may invest in fixed income securities including high yield bonds, US government bonds, investment grade corporate bonds and sovereign debt of non-US governmental agencies (including emerging market debt). The fund's investments may also include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may invest up to 15% of its net assets in illiquid securities, including securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The fund may purchase these securities if the fund's investment advisor believes that these securities have a potential for capital appreciation.

The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

The fund may implement various temporary or defensive strategies at times when its investment advisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive or liquidity purposes, invest up to 100% of its total assets in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS Global AM to be consistent with a defensive posture, or it may hold cash.


16

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The funds' investments, related risks and limitations


The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but it is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, common stocks historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from treatment as a tax preference item are rendered by bond counsel to the respective issuing authorities at the time of issuance. None of the funds, their investment advisor(s) nor UBS Global AM reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of


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interest on the municipal bonds held by the fund or the exempt-interest dividends received by its shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal bonds may be materially and adversely affected.

CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable investment advisor will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable investment advisor to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to


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rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable investment advisor determines to be of comparable quality.

Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund's investment advisor to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of non-US issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

US GOVERNMENT SECURITIES. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. US government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.


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Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes--Other Information" below.

ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Funds' Investments, Related Risks and Limitations--Credit and Liquidity Enhancements."

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. US government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

Mortgage-backed securities that are issued or guaranteed by the US Government, its agencies or instrumentalities, are not subject to the funds' industry concentration restrictions, by virtue of the exclusion from that test available to all US Government securities. In the case of privately issued mortgage-related securities, the funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.


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A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

The market for privately issued mortgage-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than US markets but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.


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During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. A fund's investment advisor seeks to manage its investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The Funds' Investments, Related Risks and Limitations--Duration." If a fund's investment advisor does not compute the duration of mortgage-backed securities correctly, the value of its portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that its investment advisor does not anticipate, the fund's ability to meet its investment objective may be reduced.

More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a fund expects to invest in those new types of mortgage-backed securities that its investment advisor believes may assist it in achieving its investment objective. Similarly, a fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

GINNIE MAE CERTIFICATES--Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the US government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

FANNIE MAE CERTIFICATES--Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by US government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the US government.

FREDDIE MAC CERTIFICATES--Freddie Mac also facilitates a national secondary market for conventional residential and US government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments,


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however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the US government.

PRIVATE MORTGAGE-BACKED SECURITIES--Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of US government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The Funds' Investments, Related Risks and Limitations--Mortgage-Backed Securities--TYPES OF CREDIT ENHANCEMENT." These credit enhancements do not protect investors from changes in market value.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS--CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only or "PO" class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--I.E., the yield may increase as rates increase and decrease as rates


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decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

TYPES OF CREDIT ENHANCEMENT--To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES--The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.


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The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED SECURITIES--Adjustable rate mortgage ("ARM") securities are mortgage-backed securities (sometimes referred to as "ARMs") that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over


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the remaining term of the loan, the excess reduces the principal balance of the
ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on these mortgage loans could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index, that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

AUCTION RATE AND REMARKETED PREFERRED STOCK. UBS PACE Money Market Investments may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be


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affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

The fund's investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See "The Funds' Investments, Related Risks and Limitations--Investments in Other Investment Companies."

INVESTING IN NON-US SECURITIES. Investing in non-US securities may involve more risks than investing in US securities. Investments in non-US securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and non-US issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual non-US economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

Securities of non-US issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning non-US issuers of securities held by a fund than is available concerning US companies. Non-US companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies.

Securities of many non-US companies may be less liquid and their prices more volatile than securities of comparable US companies. From time to time non-US securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Non-US securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in non-US courts, whose procedures differ substantially from those of US courts.

The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of non-US securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make non-US investing more expensive than domestic investing.


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A fund may invest in non-US securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in non-US countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in US dollars and are designed for use in the US securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the non-US issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the non-US issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Eurodollar bonds and Yankee bonds are types of US dollar denominated non-US securities. Eurodollar bonds are US dollar denominated bonds that are held outside the United States, primarily in Europe. Yankee bonds are US dollar denominated bonds of non-US issuers that are sold primarily in the United States.

The funds that invest outside the United States anticipate that their brokerage transactions involving non-US securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on non-US exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on US transactions. There is generally less government supervision and regulation of exchanges and brokers in non-US countries than in the United States.

Investment income and gains on certain non-US securities in which the funds may invest may be subject to non-US withholding or other taxes that could reduce the return on these securities. Tax conventions between the United States and certain non-US countries, however, may reduce or eliminate the amount of non-US taxes to which the funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

The investments by UBS PACE Money Market Investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. The fund's investment in non-US subsidiaries of non-US banks likewise involve risks that are similar to the risks of the fund's investments in the securities of non-US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of non-US deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as domestic issuers.


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FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the US dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the US dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the US dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies Using Derivative Instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the US and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

Each fund values its assets daily in US dollars, and funds that hold foreign currencies do not intend to convert them to US dollars on a daily basis. These funds may convert foreign currency to US dollars from time to time. From time to time a fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited. A fund may convert foreign currency to US dollars from time to time.

The value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. A fund conducts its currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Special characteristics of emerging market securities and sovereign debt

EMERGING MARKET INVESTMENTS. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the US dollar in recent years. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility


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of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

INVESTMENT AND REPATRIATION RESTRICTIONS--Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes--Qualification as a Regulated Investment Company," below.

DIFFERENCES BETWEEN THE US AND EMERGING MARKET SECURITIES MARKETS--Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange ("NYSE"), and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of US companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.


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GOVERNMENT SUPERVISION OF EMERGING MARKET SECURITIES MARKETS; LEGAL
SYSTEMS--There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

SOCIAL, POLITICAL AND ECONOMIC FACTORS--Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

FINANCIAL INFORMATION AND LEGAL STANDARDS--Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with US generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Also, securities brokers and dealers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.


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In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.


INVESTMENTS IN RUSSIAN SECURITIES. UBS PACE International Emerging Markets Equity Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirement of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions, and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrant to refuse to record transactions on the share register. Furthermore, these practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by the investment advisor and could cause a delay in the sale of Russian securities by the fund if the company deems a purchaser unsuitable, which may expose the fund to potential loss on its investment.


In light of the risks described above, the board has approved certain procedures concerning the fund's investments in Russian securities. Among these procedures is a requirement that the fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the fund's sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the fund would otherwise make.

FOREIGN SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt


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obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by


                                                                              33

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domiciliaries of the countries or impose additional taxes on foreign investors.
Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

BRADY BONDS--Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former US Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund will purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by US Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the US Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and,


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among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

STRUCTURED FOREIGN INVESTMENTS. This term generally refers to interests in US and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a US or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

CURRENCY-LINKED INVESTMENTS. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

ZERO COUPON AND OTHER OID SECURITIES; PIK SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

Other securities that are sold with original issue discount ("OID") (I.E., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities


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also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

Because federal tax law requires that accrued OID and "interest" on PIK securities be included currently in a fund's income (see "Taxes--Other Information" below), a fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

Certain zero coupon securities are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such US Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. This technique is frequently used with US Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of


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the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its investment advisor determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. In addition, if UBS Global AM selects a new investment advisor to manage all or part of a fund's investments, the fund may increase its money market investments to facilitate the transition to the investment style and strategies of the new investment advisor. Money market investments include, among other things, (1) securities issued or guaranteed by the US government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of US banks, US branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Only those funds that may trade outside the United States may invest in money market instruments that are denominated in foreign currencies.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, a fund would continue


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to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. Each fund may invest in the shares of other investment companies when, in the judgment of its investment advisor, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

From time to time, investments in other investment companies may be the most effective available means for a fund to invest a portion of its assets. In some cases, investment in another investment company may be the most practical way for a fund to invest in securities of issuers in certain countries.

UBS PACE Money Market Investments may invest in certain securities of closed-end investment companies. The fund may also invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in money market instruments or
(3) such investments would enhance the fund's liquidity. The other funds may invest in the securities of money market funds for similar reasons.

ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those its investment advisor has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only and principal-only classes of mortgage-backed securities generally are considered illiquid. However, interest-only and principal-only classes of fixed-rate mortgage-backed securities issued by the US government or one of its agencies or instrumentalities will not be considered illiquid if the fund's investment advisor has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. If the fund holds foreign securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. In addition, a large institutional market has developed for many US and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient


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institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to each fund's investment advisor pursuant to guidelines approved by the board. An investment advisor takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers, (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (6) the existence of demand features or similar liquidity enhancements. A fund's investment advisor monitors the liquidity of restricted securities in its portfolio and reports periodically on such decisions to the board.

In making determinations as to the liquidity of municipal lease obligations purchased by certain funds, the investment advisor distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the investment advisor does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

UBS Global AM and (where applicable) the fund's investment advisor monitor each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM and the applicable investment advisor will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.


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Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The Funds' Investments, Related Risks and Limitations--Segregated Accounts."

COUNTERPARTIES. Each fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, an investment advisor, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which a fund does business.

OPERATIONS RISK. Each fund is subject to the risk that a fund may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

DOLLAR ROLLS. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's limitation on borrowings.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase and sell securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to the fund later than the normal settlement date for such securities at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the


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risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. A fund may sell the right to acquire the security prior to delivery if its investment advisor deems it advantageous to do so, which may result in a gain or loss to the fund. See "The Funds' Investments, Related Risks and Limitations--Segregated Accounts."

TYPES OF MUNICIPAL BONDS. UBS PACE Municipal Fixed Income Investments may invest in a variety of municipal bonds, as described below. Certain other funds also may invest to a limited extent in municipal bonds from time to time.

MUNICIPAL BONDS--Municipal bonds are obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

MUNICIPAL LEASE OBLIGATIONS--Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The fund generally invests in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. Insurance does not guarantee the price of the municipal lease obligations or the share price of any fund. The credit rating


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of an insured municipal lease obligation reflects the credit rating of the insurer, based on its claims paying ability. The insurance feature is intended to reduce financial risk, but the cost of such insurance and the restrictions on investments imposed by the guidelines in the municipal insurance policy will result in a reduction in the yield on the insured municipal lease obligations purchased by the fund. However, in the case of an uninsured municipal lease obligation, the fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the leasee, and disposition of the property in the event of foreclosure might prove difficult.

Certain municipal lease obligations may be pre-refunded. A pre-refunded municipal lease obligation involves the deposit by the insurer of US government securities or cash with a trustee in an escrow account so the trustee may use these assets to pay all interest and principal of the municipal lease obligation.

INDUSTRIAL DEVELOPMENT BONDS ("IDBs") AND PRIVATE ACTIVITY BONDS ("PABs")--IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from regular federal income taxes in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the fund in calculating their liability for the AMT. See "Taxes--Information About UBS PACE Municipal Fixed Income Investments" below. The fund may invest more than 25% of its net assets in IDBs and PABs.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS--Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the fund and adversely affect its share price.

A demand feature gives the fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation Interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.


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PARTICIPATION INTERESTS--Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

A participation interest gives the fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, the fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The fund's investment advisor will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

TENDER OPTION BONDS--Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

PUT BONDS--A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of its investment advisor, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer.

TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES--Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a


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short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

INVERSE FLOATERS--The fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts--an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates.

Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

MORTGAGE SUBSIDY BONDS--The fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

STANDBY COMMITMENTS--The fund may acquire standby commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the fund's portfolio or that are being purchased by the fund at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. Although the fund does not currently intend to acquire standby commitments with respect to municipal bonds held in its portfolio, the fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

The fund would enter into standby commitments only with those banks or other dealers that, in the opinion of its investment advisor, present minimal credit risk. The fund's right to exercise standby commitments would be unconditional and unqualified. A standby commitment would not be transferable by the fund, although it could sell the underlying securities to a third party at any time. The fund may pay for standby commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a standby commitment would not ordinarily affect the valuation or maturity of the underlying municipal bonds. Standby commitments acquired by the fund would be valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the fund.


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DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the applicable investment advisor in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Duration allows an investment advisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease in value by approximately 3%. Thus, if an investment advisor calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, an investment advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.


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LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with that fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

Pursuant to procedures adopted by the board governing each fund's securities lending program, UBS Securities LLC ("UBS Securities"), another indirect wholly owned subsidiary of UBS AG, has been retained to serve as lending agent for each fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under each fund's securities lending program.

SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under such commitment.

SHORT SALES "AGAINST THE BOX." Each fund (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

A fund might make a short sale "against the box" to hedge against market risks when its investment advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a


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corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

SHORT SALES. UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may engage in short sale transactions in which the fund sells a security it does not own (or have the right to acquire at no added cost). The fund must borrow the security to make delivery to the buyer. In a short sale where the fund is not holding a position in the same security (or convertible into the same security), the fund will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short. The assets so maintained are marked to market daily. The fund incurs transaction costs, including interest expenses in connection with opening, maintaining and closing short sales. Because UBS PACE Alternative Strategies Investments is multi-managed and has the ability to engage in short sales, one manager may take a short position and the other a long position in the same security.

REAL ESTATE INDUSTRY. Although UBS PACE Real Estate Securities Investments will not invest directly in real estate, it will invest in the real estate industry. Therefore, an investment in UBS PACE Real Estate Securities Investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financings; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REAL ESTATE INVESTMENT TRUSTS. UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.


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A shareholder in UBS PACE Real Estate Securities Investments or in UBS PACE
Alternative Strategies Investments, by investing in REITs indirectly through the fund, will bear not only the shareholder's proportionate share of the expenses of the fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended.

Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Investment Company Act.

INITIAL PUBLIC OFFERINGS. Several of the funds may purchase shares issued as part of, or a short period after, a company's initial public offering (IPO), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

INVESTMENT LIMITATIONS OF THE FUNDS

FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation number 4, the funds will comply with the applicable restrictions of Section 18 of the Investment Company Act.

Under the investment restrictions adopted by the funds:

(1) A fund, other than UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments, may not purchase securities (other than US government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the fund's total assets would be invested in such issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to this 5% limitation.

     The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

(2) A fund will not purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation is not applicable to the fund's investments in US government securities and up to 25% of the fund's assets may be invested without regard to these limitations.


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(3)  (a)  A fund, other than UBS PACE Municipal Fixed Income Investments and UBS
          PACE Real Estate Securities Investments, will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, the term industry being deemed to include the government of a particular country other than the United States. This limitation is not applicable to a fund's investments in US government securities.

     (b) UBS PACE Real Estate Securities Investments will invest more than 25% of its assets in real estate related securities.

The following interpretation applies to, but is not a part of, this fundamental restriction: Except as noted above in (3)(b), a fund will not purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to municipal securities. In addition, (a)
US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. This restriction is also interpreted with respect to UBS PACE Money Market Investments so as not to apply to that fund's investments in certificates of deposit and bankers' acceptances of domestic branches of US banks.

(4) A fund will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements and mortgage dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for extraordinary or emergency purposes.

(5) A fund will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

(6) A fund will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the fund's investment objective and policies.

The following interpretation applies to, but is not part of, this fundamental restriction: The funds' investments in master notes and similar instruments will not be considered to be the making of a loan.

(7) A fund will not purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

(8) Each fund, other than UBS PACE Real Estate Securities Investments and UBS PACE Alternative Strategies Investments, will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of


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     the same issue as, and equal in amount to, the securities sold short
     ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time.

(9) A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

(10) A fund will not purchase or sell commodities or commodity contracts (except currencies, forward currency contracts, futures contracts and options and other similar contracts).

(11) A fund will not act as an underwriter of securities, except that a fund may acquire restricted securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act.

UBS PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders.

NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

(1) A fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.

(2) A fund other than UBS PACE Real Estate Securities Investments will not purchase portfolio securities while borrowings of money in excess of 5% of its total assets are outstanding.

With the exception of UBS PACE Municipal Fixed Income Investments, each fund's investment policy of investing at least 80% of its net assets in the type of investment suggested by its name may be changed by the fund's board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy. (UBS PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so.)


Strategies using derivative instruments


GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Each fund (other than UBS PACE Money Market Investments) is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions. For funds that are permitted to trade outside the United States, the applicable investment advisor also may use forward currency contracts, non-deliverable forwards, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions

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involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, with the exception of UBS PACE Alternative Strategies Investments, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the funds are described below.


A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If an investment advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.

OPTIONS ON SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

SECURITIES INDEX FUTURES CONTRACTS--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents

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the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.


NON-DELIVERABLE FORWARDS ("NDF")--An NDF provides for a cash-settled forward foreign exchange contract, where on the settlement date, the profit or loss at the time is calculated by taking the difference between the contracted exchange rate and the spot foreign exchange rate on an agreed upon notional amount of funds. For a discussion of the risk factors please refer to the "Forward currency contracts" section below.


FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

SWAP AGREEMENTS--A fund may enter into swap agreements, including credit, total return equity, interest rate, index and currency rate swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

COMMODITY-LINKED DERIVATIVES--UBS PACE Alternative Strategies Investments may invest in commodity-linked derivatives. Investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. A fluctuation in the price of the commodity underlying the commodity-linked derivative instrument may cause the fund to lose money.

GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, a fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). In the case of UBS PACE Alternative Strategies Investments, derivatives may be bought or sold for the foregoing reasons, as well as for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objective.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the

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exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when its investment advisor believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when its investment advisor believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes--Other Information."

In addition to the products, strategies and risks described below and in the Prospectus, a fund's investment advisor may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The applicable investment advisor may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its

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investment limitations and applicable regulatory authorities. The funds'
Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1) Successful use of most Derivative Instruments depends upon the ability of a fund's investment advisor to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the applicable investment advisors are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because the applicable investment advisor projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

(4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into

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any such transactions unless it owns either (1) an offsetting ("covered")
position in securities, currencies or other options or futures contracts or
(2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

OPTIONS. The funds may purchase put and call options, and write (sell) put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investment Policies, Related Risks and Restrictions--Illiquid Securities."

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter


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market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

LIMITATIONS ON THE USE OF OPTIONS. The funds' use of options (other than UBS PACE Alternative Strategies Investments and UBS PACE High Yield Investments) is governed by the following guidelines, which can be changed by the board without shareholder vote:

(1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

(2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

(3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

FUTURES. The funds may purchase and sell securities index futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase put and call options, and write put
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and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If a fund's investment advisor wishes to shorten the average duration of its portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If a fund's investment advisor wishes to lengthen the average duration of its bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account usually with the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

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Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. In addition, these funds may use these strategies to adjust exposure to different currencies or to maintain an exposure to foreign currencies while maintaining a cash balance for fund management purposes (or in anticipation of future investments). Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. Each fund that may invest outside the United States may use non-deliverable forwards, as described below, and may also enter into foreign currency strategies for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objectives.


A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which its investment advisor believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its investment advisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes


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referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency.

The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


NON-DELIVERABLE FORWARD ("NDF"). Each fund that may invest outside the United States may enter into NDF currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges--for example, a fund may purchase a NDF currency contract to lock in the US dollar price of a security denominated in a foreign currency that the fund intends to acquire. NDF currency contract transactions may also serve as short hedges--for example, a fund may sell an NDF currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency. UBS PACE Alternative Strategies Investments may also enter into NDF currency contracts for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objective.

The cost to a fund of engaging in NDF currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because NDF currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into an NDF currency contract, it relies on the ability of a counterparty to pay any difference between the contracted exchange rate and the spot foreign exchange rate at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Similar to futures contracts, parties to NDF currency contracts may be able to enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for NDF currency contracts, with the result that closing transactions generally can be made for NDF currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance


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that a fund will in fact be able to close out an NDF currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

The precise matching of NDF currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the NDF currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by NDF contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF NDF CURRENCY CONTRACTS. A fund may enter into NDF currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract to the extent not covered as provided in (1) above, as marked to market daily.


FORWARD CURRENCY CONTRACTS. Each fund that invests outside the United States may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges--for example, a fund may purchase a forward currency contract to lock in the US dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a fund may sell a forward currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency. UBS PACE Alternative Strategies Investments may also enter into forward currency contracts for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objective.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. A fund that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract to the extent not covered as provided in (1) above, as marked to market daily.

SWAP TRANSACTIONS. A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

A fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies. UBS PACE Alternative Strategies Investments may also enter into swap transactions for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objectives. A fund may enter into credit default swap agreements. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A fund may be either the buyer or seller in a credit default swap transaction. If a fund is a buyer and no event of default occurs, the fund will lose its investment and recover nothing. However, if an event of default occurs, the fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than those associated with a direct investment in the reference obligation.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, UBS Global AM and the investment advisors believe these obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

A fund will enter into swap transactions only with banks and recognized securities dealers believed by its investment advisor to present minimal credit risk in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Swap agreements are generally valued by a fund at market value. In the case of a credit default swap sold by a fund, a fund will generally value the swap at its notional amount.

COLLATERALIZED DEBT OBLIGATIONS. The funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities. This pool may consist of high risk, below investment grade securities or investment grade securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


Disclosure of portfolio holdings


POLICIES AND PROCEDURES GENERALLY. UBS Global AM and each fund's board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS Global AM and each fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund's investment advisor, distributor, or any affiliated person of a fund, its investment advisor, or its distributor, on the other. Each fund's disclosures policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, each fund's portfolio holdings will not be made available to anyone outside of UBS Global AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and each fund's board determined that each fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS Global AM's procedures require that UBS Global AM Legal and Compliance address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or UBS Global AM Legal and Compliance authorizing the disclosure of portfolio holdings. UBS Global AM Legal and Compliance will periodically review how each fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and certain fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the fund's shareholders. Each fund's investment advisor(s) have agreed to follow the policies and procedures adopted by UBS Global AM and the funds with respect to disclosure of the fund's portfolio holdings. BOARD OVERSIGHT. Each fund's board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement of the portfolio holdings disclosure policies and procedures, the fund's code of ethics, and policies and procedures regarding the misuse of inside information by the chief compliance officer of the fund, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment

Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and each fund's board reserve the right to amend a fund's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time, subject to the approval of a fund's board.

COMPLETE PORTFOLIO HOLDINGS--DISCLOSURE TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. UBS Global AM and/or a fund's investment advisor(s) for legitimate business purposes, may disclose a fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM, a fund's investment advisors, and/or a fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information, pursuant to the terms of the service agreement between the Service Provider and a fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary or by an attorney in the Legal Department of UBS Global AM.

COMPLETE PORTFOLIO HOLDINGS--DISCLOSURE TO UBS GLOBAL AM AND/OR INVESTMENT ADVISOR AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. A fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary or by an attorney in the Legal Department of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under a fund's, UBS Global AM's, and/or an investment advisor's code of ethics, a fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations:
(i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM, an investment advisor, or a fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund's current advisor; (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians or other third parties as necessary in connection with Redemptions in kind of a fund's shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such fund officer or the General Counsel or Associate General Counsel within the Legal Department of UBS Global AM based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders and the legitimate business purposes served by such disclosure.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS--ARRANGEMENTS TO DISCLOSE TO SERVICE PROVIDERS AND FIDUCIARIES. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds are:

- State Street Bank and Trust Company, each fund's custodian, receives portfolio holdings information daily on a real-time basis.

- Ernst & Young LLP, each fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at a year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young.

- The rating agencies of Morningstar, Standard & Poor's and Lipper receive portfolio holdings information on a monthly basis so that each fund may be included in each rating agency's industry reports and other materials. There is a 30-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

- A limited number of financial printers used by each fund to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

In addition, certain investment advisors disclose their portfolio holding information to the following parties on a daily basis:

- Brown Brothers Harriman & Co., which provides corporate actions services and trade confirmation; and

-    FactSet Research Systems, Inc., which provides analytical services.


-    Automatic Data Processing, which provides proxy voting services.

- State Street Investment Manager Solutions, which provides operational functions related to OTC derivative swap products.

- Vastardis Fund Services L.P., which provides consulting services, including shadow compliance monitoring.


Certain investment advisors also disclose their portfolio holding information on a weekly basis to Investment Technology Group, which provides analytical services.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS--DISCLOSURE TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING FUND ASSETS. An investment advisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning a fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund, or an attorney in the UBS Global AM Legal and Compliance Department. No fund has given its consent to any such use or disclosure and no person or agent of UBS Global AM or any investment advisor is authorized to give such consent except as approved by a fund's board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to a fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS--DISCLOSURE AS REQUIRED BY APPLICABLE LAW. Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceeding).

DISCLOSURE OF NON-MATERIAL INFORMATION. Policies and procedures regarding non-material information permit UBS Global AM and investment advisor fund officers, fund portfolio managers, and other senior officers of UBS Global AM Finance, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material nonpublic information.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM and the investment advisors believe that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

"Approved Representatives" include persons employed by or associated with UBS Global AM or any investment advisor who have been authorized by UBS Global AM Legal and Compliance or any investment advisors legal and compliance department to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM and/or any investment advisor in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION. The portfolio holdings disclosure policies and procedures prohibit a fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the investment adviser or by any affiliated person of the investment advisor.

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Organization of the trust; trustees and officers; principal holders and management ownership of securities


The Trust was organized on September 9, 1994 as a statutory trust under the laws of the State of Delaware and currently has fifteen operating series. The Trust has authority to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.


The Trust is governed by a board of trustees, which oversees each fund's operations. Each trustee who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. The table below shows, for each trustee (sometimes referred to as a "board member") and executive officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupation during the last five years, the number of funds in the UBS fund complex overseen by the trustee or officer, and other directorships held by such trustee.


INTERESTED TRUSTEE

                                         TERM OF
                                       OFFICE+ AND
                          POSITION(S)   LENGTH OF                               NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,             HELD WITH       TIME      PRINCIPAL OCCUPATION(s)     FUND COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                       TRUST       SERVED       DURING PAST 5 YEARS             BY TRUSTEE              HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Meyer Feldberg++; 64      Trustee      Since        Professor Feldberg is     Professor Feldberg is a      Professor Feldberg
Morgan Stanley                         1997         Dean Emeritus and         director or trustee of 29    is also a director of
1585 Broadway                                       Sanford Bernstein         investment companies         Primedia Inc.
33rd Floor                                          Professor of Leadership   (consisting of 48            (publishing),
New York, NY 10036                                  and Ethics at Columbia    portfolios) for which        Federated
                                                    Business School,          UBS Global AM or one         Department Stores,
                                                    although on a two         of its affiliates serves as  Inc. (operator of
                                                    year leave of absence.    investment advisor, sub-     department stores),
                                                    He is also senior         advisor or manager.          Revlon, Inc.
                                                    advisor to Morgan                                      (cosmetics) and
                                                    Stanley (financial                                     SAPPI, Ltd.
                                                    services) (since March                                 (producer of
                                                    2005.) Prior to July                                   paper).
                                                    2004, he was Dean
                                                    and Professor of
                                                    Management of the
                                                    Graduate School of
                                                    Business at Columbia
                                                    University (since 1989).

INDEPENDENT TRUSTEES

Richard Q. Armstrong; 71  Trustee      Since        Mr. Armstrong is          Mr. Armstrong is a           None
c/o Willkie Farr &        and          2001         chairman and principal    director or trustee of 16
Gallagher LLP             Chairman     (Trustee);   of R.Q.A. Enterprises     investment companies
787 Seventh Avenue        of the       Since        (management               (consisting of 35
New York, NY 10019-6099   Board of     2004         consulting firm) (since   portfolios) for which
                          Trustees     (Chairman    April 1991 and            UBS Global AM or one
                                       of the       principal occupation      of its affiliates serves as
                                       Board of     since March 1995).        investment advisor,
                                       Trustees)                              sub-advisor or manager.

                                         TERM OF
                                       OFFICE+ AND
                          POSITION(S)   LENGTH OF                               NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,             HELD WITH       TIME      PRINCIPAL OCCUPATION(s)     FUND COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                       TRUST       SERVED       DURING PAST 5 YEARS             BY TRUSTEE              HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Alan S. Bernikow; 65      Trustee      Since        Mr. Bernikow is a         Mr. Bernikow is a            Mr. Bernikow is
207 Benedict Ave.                      2005         consultant on non-        director or trustee of 16    also a director of
Staten Island, NY 10314                             management matters        investment companies         Revlon, Inc.
                                                    for the firm of           (consisting of 36            (cosmetics) (and
                                                    Deloitte & Touche         portfolios) for which        serves as the chair
                                                    (international            UBS Global AM or one         of its audit
                                                    accounting and            of its affiliates serves as  committee), a
                                                    consulting firm)(since    investment advisor, sub-     director of
                                                    June 2003). Previously,   advisor or manager.          Mack-Cali Realty
                                                    he was Deputy Chief                                    Corporation (real
                                                    Executive Officer at                                   estate investment
                                                    Deloitte & Touche.                                     trust) (and serves as
                                                                                                           the chair of its
                                                                                                           audit committee) and a
                                                                                                           director of
                                                                                                           the Casual Male
                                                                                                           Retail Group, Inc.
                                                                                                           (menswear).

Richard R. Burt; 59       Trustee      Since        Mr. Burt is chairman of   Mr. Burt is a director or    Mr. Burt is also a
1275 Pennsylvania Ave.,                1995         Diligence Inc.            trustee of 16 investment     director of The
N.W. Washington,                                    (international            companies (consisting of     Central European
D.C. 20004                                          information and risk      36 portfolios) for which     Fund, Inc., The
                                                    management firm) and      UBS Global AM or one         Germany Fund, Inc.,
                                                    IEP Advisors              of its affiliates serves as  The New Germany
                                                    (international            investment advisor,          Fund, Inc., IGT, Inc.
                                                    investments and           sub-advisor or manager.      (provides
                                                    consulting firm).                                      technology to gaming
                                                                                                           and wagering industry)
                                                                                                           and The Protective
                                                                                                           Group, Inc. (produces
                                                                                                           armor products).

Bernard H. Garil; 66      Trustee      Since        Mr. Garil is retired      Mr. Garil is a director or   Mr. Garil is also a
6754 Casa Grande Way                   2005         (since 2001). He was a    trustee of 16 investment     director of the OFI
Delray Beach, FL 33446                              Managing Director at      companies (consisting of     Trust Company
                                                    PIMCO Advisory            36 portfolios) for which     (commercial trust
                                                    Services (from 1999 to    UBS Global AM or one         company) and a
                                                    2001) where he served     of its affiliates serves as  trustee for the
                                                    as President of closed-   investment advisor, sub-     Brooklyn College
                                                    end funds and Vice-       advisor or manager.          Foundation, Inc.
                                                    President of the                                       (charitable
                                                    variable insurance                                     foundation).
                                                    product funds advised
                                                    by OpCap Advisors
                                                    (until 2001).

                                         TERM OF
                                       OFFICE+ AND
                          POSITION(S)   LENGTH OF                               NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,             HELD WITH       TIME      PRINCIPAL OCCUPATION(s)     FUND COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                       TRUST       SERVED       DURING PAST 5 YEARS             BY TRUSTEE              HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Heather R. Higgins; 47    Trustee      Since        Ms. Higgins is the        Ms. Higgins is a director    None
255 E. 49th St.,                       2005         President and Director    or trustee of 16
Suite 23D                                           of The Randolph           investment companies
New York, NY 10017                                  Foundation (charitable    (consisting of 36
                                                    foundation)               portfolios) for which
                                                    (since1991). Ms.          UBS Global AM or one
                                                    Higgins also serves on    of its affiliates serves as
                                                    the boards of several     investment advisor, sub-
                                                    non-profit charitable     advisor or manager.
                                                    groups, including the
                                                    Independent Women's
                                                    Forum (chairman), the
                                                    Philanthropy
                                                    Roundtable (vice
                                                    chairman) and the
                                                    Hoover Institution
                                                    (executive committee).


----------
+ Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age.

++ Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

OFFICERS


                             POSITION(S)   TERM OF OFFICE+
NAME, ADDRESS,                HELD WITH     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Joseph Allessie*; 41        Vice           Since 2005       Mr. Allessie is a director and deputy
                            President and                   general counsel at UBS Global Asset
                            Assistant                       Management (US) Inc. and UBS Global
                            Secretary                       Asset Management (Americas) Inc.
                                                            (collectively, "UBS Global AM --
                                                            Americas region") (since 2005). Prior to
                                                            joining UBS Global AM -- Americas
                                                            region, he was senior vice president and
                                                            general counsel of Kenmar Advisory
                                                            Corp. (from 2004 to 2005). Prior to
                                                            that, Mr. Allessie was general counsel
                                                            and secretary of GAM USA Inc., GAM
                                                            Investments, GAM Services, GAM Funds,
                                                            Inc. and the GAM Avalon Funds (from
                                                            1999 to 2004). Mr. Allessie is a vice
                                                            president and assistant secretary of
                                                            20 investment companies (consisting
                                                            of 91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

Rose Ann Bubloski*; 38      Vice           Since 2006       Ms. Bubloski is an associate director
                            President and                   and a senior manager of the US Mutual
                            Assistant                       Fund Treasury Administration department
                            Treasurer                       of UBS Global AM -- Americas region
                                                            (since 2004). Ms. Bubloski is vice
                                                            president and assistant treasurer of
                                                            20 investment companies (consisting of
                                                            91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

                             POSITION(S)   TERM OF OFFICE+
NAME, ADDRESS,                HELD WITH     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Thomas Disbrow*; 40         Vice           Since 2000       Mr. Disbrow is a director (since 2001)
                            President and  (Vice            and head of US Mutual Fund Treasury
                            Treasurer      President)       Administration department (since 2006)
                                           Since 2004       of UBS Global AM -- Americas region.
                                           (Treasurer)      Mr. Disbrow is a vice president and
                                           Since 2006       treasurer of 20 investment companies
                                           Principal        (consisting of 91 portfolios) and
                                           Accounting       principal accounting officer of
                                           Officer          four investment companies (consisting
                                                            of 56 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

Michael J. Flook*; 41       Vice           Since 2006       Mr. Flook is an associate director and a
                            President and                   senior manager of the US Mutual Fund
                            Assistant                       Treasury Administration Department of
                            Treasurer                       UBS Global AM -- Americas region
                                                            (since 2006). Prior to joining UBS Global
                                                            AM -- Americas region, he was a
                                                            senior manager with The Reserve (asset
                                                            management firm) from May 2005 to
                                                            May 2006. Prior to that he was a
                                                            senior manager with PFPC Worldwide
                                                            since October 2000. Mr. Flook is a vice
                                                            president and assistant treasurer of
                                                            20 investment companies (consisting of
                                                            91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

                             POSITION(S)   TERM OF OFFICE+
NAME, ADDRESS,                HELD WITH     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Mark F. Kemper**; 48        Vice           Since 2004       Mr. Kemper is general counsel of UBS
                            President and                   Global AM -- Americas region (since
                            Secretary                       July 2004). Mr. Kemper also is a
                                                            managing director of UBS Global AM --
                                                            Americas region (since 2006). He was
                                                            deputy general counsel of UBS Global
                                                            Asset Management (Americas) Inc.
                                                            ("UBS Global AM -- Americas") from
                                                            July 2001 to July 2004. He has been
                                                            secretary of UBS Global AM --
                                                            Americas since 1999 and assistant
                                                            secretary of UBS Global Asset
                                                            Management Trust Company since
                                                            1993. Mr. Kemper is secretary of UBS
                                                            Global AM -- Americas region (since
                                                            2004). Mr. Kemper is vice president and
                                                            secretary of 20 investment companies
                                                            (consisting of 91 portfolios) for which
                                                            UBS Global AM -- Americas region or
                                                            one of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 38     Vice           Since 1999       Ms. Kilkeary is an associate director
                            President and                   (since 2000) and a senior manager (since
                            Assistant                       2004) of the US Mutual Fund Treasury
                            Treasurer                       Administration department of UBS Global
                                                            AM -- Americas region. Ms. Kilkeary is a
                                                            vice president and assistant treasurer of
                                                            20 investment companies (consisting
                                                            of 91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

                             POSITION(S)   TERM OF OFFICE+
NAME, ADDRESS,                HELD WITH     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Tammie Lee*; 35             Vice           Since 2005       Ms. Lee is a director and associate general
                            President and                   counsel of UBS Global AM -- Americas
                            Assistant                       region (since November 2005). Prior to
                            Secretary                       joining UBS Global AM -- Americas
                                                            region, she was vice president and
                                                            counsel at Deutsche Asset
                                                            Management/Scudder Investments from
                                                            April 2003 to October 2005. Prior to that
                                                            she was assistant vice president and
                                                            counsel at Deutsche Asset
                                                            Management/Scudder Investments from
                                                            July 2000 to March 2003. Prior to joining
                                                            Deutsche Asset Management/Scudder
                                                            Investments, she was assistant counsel at
                                                            First Investors Corporation from August
                                                            1996 to June 2000. Ms. Lee is a vice
                                                            president and assistant secretary of
                                                            20 investment companies (consisting
                                                            of 91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

Michael H. Markowitz**; 41  Vice           Since 2001       Mr. Markowitz is a managing director,
                            President                       portfolio manager and head of US short
                                                            duration fixed income of UBS Global
                                                            AM -- Americas region. Mr. Markowitz
                                                            is a vice president of five investment
                                                            companies (consisting of 23 portfolios)
                                                            for which UBS Global AM -- Americas
                                                            region or one of its affiliates serves as
                                                            investment advisor, sub-advisor or
                                                            manager.

Joseph McGill*; 44          Vice           Since 2004       Mr. McGill is a managing director (since
                            President and                   2006) and chief compliance officer
                            Chief                           (since 2003) at UBS Global AM --
                            Compliance                      Americas region (since 2003). Prior to
                            Officer                         joining UBS Global AM -- Americas
                                                            region, he was assistant general counsel
                                                            at J.P. Morgan Investment Management
                                                            (from 1999 to 2003). Mr. McGill is a
                                                            vice president and chief compliance
                                                            officer of 20 investment companies
                                                            (consisting of 91 portfolios) for which
                                                            UBS Global AM -- Americas region or
                                                            one of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.

                             POSITION(S)   TERM OF OFFICE+
NAME, ADDRESS,                HELD WITH     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Eric Sanders*; 40           Vice           Since 2005       Mr. Sanders is a director and associate
                            President and                   general counsel of UBS Global AM --
                            Assistant                       Americas region (since 2005). From
                            Secretary                       1996 until June 2005, he held various
                                                            positions at Fred Alger & Company,
                                                            Incorporated, the most recent being
                                                            assistant vice president and associate
                                                            general counsel. Mr. Sanders is a vice
                                                            president and assistant secretary of
                                                            20 investment companies (consisting of
                                                            91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

Andrew Shoup*; 50           Vice           Since 2006       Mr. Shoup is a managing director and
                            President and                   senior member of the Global Treasury
                            Chief                           Administration department of UBS Global
                            Operating                       AM -- Americas region (since 2006).
                            Officer                         Prior to joining UBS Global AM --
                                                            Americas region, he was Chief
                                                            Administrative Officer for the Legg
                                                            Mason Partner Funds (formerly Smith
                                                            Barney, Salomon Brothers and CitiFunds
                                                            mutual funds) from November 2003 to
                                                            July 2006. Prior to that, he held various
                                                            positions with Citigroup Asset
                                                            Management and related companies with
                                                            their domestic and offshore mutual funds
                                                            since 1993. Additionally, he has worked
                                                            for another mutual fund complex as well
                                                            as spending eleven years in public
                                                            accounting. Mr. Shoup is a vice president
                                                            of 20 investment companies (consisting
                                                            of 91 portfolios) for which UBS Global
                                                            AM -- Americas region or one of its
                                                            affiliates serves as investment advisor,
                                                            sub-advisor or manager.

                             POSITION(S)   TERM OF OFFICE+
NAME, ADDRESS,                HELD WITH     AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                         TRUST        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Kai R. Sotorp**; 47         President      Since 2006       Mr. Sotorp is the Head of the Americas
                                                            for UBS Global Asset Management (since
                                                            2004); a member of the UBS Group
                                                            Managing Board (since 2003) and a
                                                            member of the UBS Global Asset
                                                            Management Executive Committee (since
                                                            2001). Prior to his current role,
                                                            Mr. Sotorp was Head of UBS Global
                                                            Asset Management -- Asia Pacific (2002-
                                                            2004), covering Australia, Japan, Hong
                                                            Kong, Singapore and Taiwan; Head of
                                                            UBS Global Asset Management (Japan)
                                                            Ltd. (2001-2004) and Representative
                                                            Director and President of UBS Global
                                                            Asset Management (Japan) Ltd. (2000-
                                                            2004). Mr. Sotorp is President of 20
                                                            investment companies (consisting of 91
                                                            portfolios) for which UBS Global Asset
                                                            Management -- Americas region or one
                                                            of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.

Keith A. Weller*; 45        Vice           Since 2000       Mr. Weller is an executive director and
                            President and                   senior associate general counsel of UBS
                            Assistant                       Global AM -- Americas region (since
                            Secretary                       2005) and has been an attorney with
                                                            affiliated entities since 1995. Mr. Weller
                                                            is a vice president and assistant
                                                            secretary of 20 investment companies
                                                            (consisting of 91 portfolios) for which
                                                            UBS Global AM -- Americas region or
                                                            one of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.


----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

+ Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.

INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES


                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED
                                                                         INVESTMENT COMPANIES OVERSEEN BY
                                                                         TRUSTEE FOR WHICH UBS GLOBAL AM
                                              DOLLAR RANGE OF EQUITY   OR AN AFFILIATE SERVES AS INVESTMENT
TRUSTEE*                       FUND            SECURITIES IN FUNDS**     ADVISOR, SUB-ADVISOR OR MANAGER**
-----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Meyer Feldberg         UBS PACE Large Co        $50,001 - $100,000                  Over $100,000
                       Growth Equity
                       Investments

                       UBS PACE                 $50,001 - $100,000
                       International
                       Emerging Markets
                       Equity Investments

INDEPENDENT TRUSTEES
Richard Q. Armstrong   None                            None                         Over $100,000

Alan S. Bernikow       None                            None                             None

Richard R. Burt        UBS PACE Large Co         $10,001 - $50,000                  Over $100,000
                       Value Equity
                       Investments

                       UBS PACE                 $50,001 - $100,000
                       Small/Medium Co
                       Growth Equity
                       Investments

                       UBS PACE                  $10,001 - $50,000
                       International Equity
                       Investments

Bernard H. Garil       UBS PACE Large Co        $50,001 - $100,000                  Over $100,000
                       Growth Equity
                       Investments

                       UBS PACE                 $50,001 - $100,000
                       Small/Medium Co
                       Growth Equity
                       Investments

Heather R. Higgins     None                            None                             None


----------
* To the extent they have not already done so, the Trustees have each agreed to invest the equivalent of a minimum of one year's Trustees' fees, in the aggregate, in the funds in the UBS fund complex. Such investments may be spread across a number of funds, and they may not necessarily be made in any one particular fund overseen. The investment will be made over a period not to exceed three years from the beginning of 2004 or the date of their election to the Board, whichever is later.

**   Information regarding ownership is as of December 31, 2005.

COMMITTEES


The Trust has an Audit Committee (formerly known as the Audit and Contract Review Commitee) and a Nominating and Corporate Governance Committee. The members of the Audit Committee are the Independent Trustees. Alan S. Bernikow is chairperson of the Audit Committee. The following Independent Trustees are members of the Nominating and Corporate Governance Committee: Richard Q. Armstrong, Richard R. Burt, Bernard H. Garil and Heather R. Higgins.


The Audit Committee is responsible for, among other things: (i) overseeing the scope of the funds' audit, (ii) overseeing the funds' accounting and financial reporting policies, practices and internal controls; (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the funds' independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from the funds' independent auditors of their independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the funds' qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the funds' audit or determining whether the funds' financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the Trust's fiscal year ended July 31, 2006, the Audit Committee held five meetings.

The funds' board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees; making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee held one meeting during the fiscal year ended July 31, 2006. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the Trust at UBS Global Asset Management (Americas) Inc., 51
West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by shareholders.

INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

As of December 31, 2005, the Independent Trustees and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

COMPENSATION

Each Independent Trustee receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $95,000 and a $13,000 fee for each regular joint meeting of the boards of the those funds (and each in-person special joint meeting of the boards of the those funds) actually attended. Independent Trustees who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled in-person joint meetings of the Boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Trustee receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where a fund's board must meet separately from the regularly scheduled joint board meetings. Independent Trustees who participate in scheduled telephonic meetings of the board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

The board's Chairman receives annually an additional $50,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000; provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. Independent Trustees who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated equally according to the number of such funds. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings. Professor Feldberg, an interested person, is compensated by management.

The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.

COMPENSATION TABLE+


                                     AGGREGATE       TOTAL COMPENSATION FROM
                                   COMPENSATION          THE TRUST AND THE
NAME OF PERSON, POSITION        FROM THE TRUST* ++        FUND COMPLEX**
------------------------        ------------------   -----------------------
Richard Q. Armstrong, Trustee         $56,794                $164,514
Alan S. Bernikow, Trustee              27,727                       0
Richard R. Burt, Trustee               51,242                 142,500
Meyer Feldberg, Trustee~                    0                 172,983
Bernard H. Garil, Trustee              23,793                       0
Heather R. Higgins, Trustee            23,793                       0


----------
+ Only Independent Trustees are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined in the Investment Company Act, do not receive compensation from the funds.

++ UBS PACE High Yield Investments and UBS PACE Alternative Strategies Investments did not commence operations until April 3, 2006. UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006. Thus, the amounts included under "Aggregate Compensation from the Trust" do not represent or include amounts paid by these funds.

* Represents total fees paid by the Trust to each Independent Trustee for the fiscal year ended July 31, 2006.


** Represents fees paid during the calendar year ended December 31, 2005 to each Independent Trustee by: (a) 16 investment companies in the case of Messrs. Armstrong, Bernikow and Garil and Ms. Higgins; and (b) 30 investment companies in the case of Professor Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.


~ Until March 1, 2005, Professor Feldberg was an independent trustee and was compensated as such by the funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor, or manager. Effective March 1, 2005, Professor Feldberg is an "interested person" of the fund due to his position as Senior Advisor with Morgan Stanley. As such, Professor Feldberg is no longer compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor, or manager. Professor Feldberg is compensated by UBS Global AM with respect to those funds; other funds within the fund complex for which an affiliate of UBS Global AM serves as an advisor continue to pay Professor Feldberg.

PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


As of November 1, 2006 trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each fund.

As of November 1, 2006 the following shareholders were shown in the Trust's records as owning more than 5% of any class of a fund's shares. Except as listed below, the Trust does not know of any other person who owns beneficially 5% or more of any class of a fund's shares:



                                                             PERCENTAGE OF SHARES
                                                            BENEFICIALLY OWNED AS
FUND                          NAME AND ADDRESS*              OF NOVEMBER 1, 2006
----                          -----------------             ---------------------
UBS PACE Alternative          UBS Financial Services Inc.           10.17%
Strategies Investments--      FBO Chapel Hill Residential
Class A                       Retirement Center Inc.

UBS PACE Alternative          UBS Financial Services Inc.           26.62%
Strategies Investments--      UBS-Finsvc CDN FBO
Class B                       Charles Samaha
                              UBS Financial Services Inc.           21.46%
                              UBS-Finsvc CDN FBO
                              Scott Cikowski
                              UBS Financial Services Inc.           51.91%
                              UBS-Finsvc CDN FBO
                              Robert Regan

UBS PACE Alternative          UBS Financial Services Inc.           13.72%
Strategies Investments--      FBO Stephen A Steckbeck
Class C
                              UBS Financial Services Inc.            9.98%
                              Cust UBS-Finsvc CDN FBO
                              Allen M. Hodges

                                                                    PERCENTAGE OF SHARES
                                                                   BENEFICIALLY OWNED AS
FUND                          NAME AND ADDRESS*                     OF NOVEMBER 1, 2006
----                          -----------------                    ---------------------
                              UBS Financial Services Inc.                   9.16%
                              FBO Stuart Dinetz
                              UBS Financial Services Inc.                   5.67%
                              Cust Pulmonary & Internal
                              Medicine Associates Pension Plan
                              FBO Arthur Turetsky
                              UBS Financial Services Inc.                   5.29%
                              FBO Victoria Caruso

UBS PACE Global Fixed         UBS Financial Services Inc.                   7.01%
Income Investments--Class B    Cust Charles Arthur Grush
                              UBS Financial Services Inc.                   6.05%
                              Cust John Keithley
                              UBS Financial Services Inc.                   5.42%
                              Cust Lois Huxtable

UBS PACE Global Fixed         Northern Trust Company as Trustee            86.49%
Income Investments--Class Y   FBO UBS Financial Services
                              401K Plan

UBS PACE Government           UBS Financial Services Inc.                   5.58%
Securities Fixed Income--     Cust B Elisabeth Thorpe
Class B

UBS PACE Government           UBS Financial Services Inc.                   8.61%
Securities Fixed Income--     FBO Margaret M McDermott
Class C

UBS PACE Government           Northern Trust Company as Trustee            84.84%
Securities Fixed Income--     FBO UBS Financial Services
Class Y                       401K Plan

UBS PACE High Yield           UBS Financial Services Inc.                  24.30%
Investments--Class A          FBO John A Kiggen III as Trustee
                              Under the John A Kiggen III Trust
                              UBS Financial Services Inc.                  10.75%
                              FBO Gregory Hand
                              UBS Financial Services Inc.                   7.43%
                              Cust Gerald A Frey
                              UBS Financial Services Inc.                   6.21%
                              FBO Comerica Bank & Trust, NA
                              and Letitia Pratt, Co-Trustees F/T
                              Letitia Pratt DTD 8-2-88

                                                                     PERCENTAGE OF SHARES
                                                                    BENEFICIALLY OWNED AS
FUND                          NAME AND ADDRESS*                      OF NOVEMBER 1, 2006
----                          -----------------                     ---------------------
                              UBS Financial Services Inc.                    5.61%
                              FBO The 2005 Larimore
                              Family Trust

UBS PACE Intermediate Fixed   Merrill Lynch Financial Data                  10.70%
Income--Class B               Services
                              Citigroup Global Markets Inc.                  9.42%
                              UBS Financial Services Inc.                    9.20%
                              FBO Donald Everett Zwald Trustee
                              of the Donald Everett Zwald Rev.
                              Living Trust
                              UBS Financial Services Inc.                    8.37%
                              FBO Carlyne M Heilman
                              UBS Financial Services Inc.                    7.81%
                              Cust Monty Jackson
                              UBS Financial Services Inc.                    5.67%
                              FBO Marjorie A Nooteboom
                              UBS Financial Services Inc.                    5.43%
                              Cust Mary Jo Gockenbach

UBS PACE Intermediate Fixed   Northern Trust Company as Trustee             42.63%
Income--Class Y               FBO UBS Financial Services
                              401K Plan
                              UBS Financial Services Inc.                    8.29%
                              Cust Gertrude Tormey
                              UBS Financial Services Inc.                    8.10%
                              Cust UBS-Finsvc CDN FBO
                              Donald J Wengler

UBS PACE International        UBS Financial Services Inc.                   12.48%
Equity Investments--Class B   Cust Joe Edd Scott
                              Sallent Pediatric Center PA Defined            6.17%
                              Contribution Sharing Plan

UBS PACE International        Northern Trust Company as Trustee             96.96%
Equity Investments--Class Y   FBO UBS Financial Services
                              401K Plan

UBS PACE International        First Clearing, LLC                           14.09%
Emerging Markets Equity       A/C 4569-0787 Linda Johnson
Investments--Class B          Roth IRA FCC as Custodian
                              UBS Financial Services Inc.                    5.41%
                              Cust Harold P Stewart IRA Rollover

                                                                   PERCENTAGE OF SHARES
                                                                  BENEFICIALLY OWNED AS
FUND                          NAME AND ADDRESS*                    OF NOVEMBER 1, 2006
----                          -----------------                   ---------------------
                              UBS Financial Services Inc.                  5.39%
                              FBO Robert Bottomley CDN
                              William Bottomley
                              UBS Financial Services Inc.                  5.29%
                              FBO Sue Ann W Cousar Trustee
                              Sue Ann Cousar Living Trust

UBS PACE International        Northern Trust Company as Trustee           97.57%
Emerging Markets Equity       FBO UBS Financial Services
Investments--Class Y          401K Plan

UBS PACE Large Co Growth      Pershing/Donaldson Lufkin &                  9.28%
Equity Investments--Class B   Jenrette WL Lyons Inc.
                              Spec Cust Account for the
                              Exclusive Benefit of Customers
                              Omnibus Account

UBS PACE Large Co Growth      Northern Trust Company as Trustee           99.13%
Equity Investments--Class Y   FBO UBS Financial Services
                              401K Plan

UBS PACE Large Co Value       Merrill Lynch Data Financial                 6.45%
Equity Investments--Class B   Services Inc.

UBS PACE Large Co Value       Northern Trust Company as Trustee           95.88%
Equity Investments--Class Y   FBO UBS Financial Services
                              401K Plan

UBS PACE Municipal Fixed      Morgan Stanley DW Inc.                      26.26%
Income Investments--Class B   FBO Albert G Cowart
                              UBS Financial Services Inc.                 11.84%
                              FBO James W Hoover
                              UBS Financial Services Inc.                  6.58%
                              FBO Deborah Giordano
                              UBS Financial Services Inc.                  5.78%
                              FBO Monte A Alexander Succ.
                              Trustee Alexander Family
                              Marital Trust
                              UBS Financial Services Inc.                  5.52%
                              FBO Marie L Zagroba
                              UBS Financial Services Inc.                  5.15%
                              FBO Neil A Lindo

                                                                   PERCENTAGE OF SHARES
                                                                  BENEFICIALLY OWNED AS
FUND                          NAME AND ADDRESS*                    OF NOVEMBER 1, 2006
----                          -----------------                   ---------------------
UBS PACE Municipal Fixed      UBS Financial Services Inc.                 51.95%
Income Investments--Class Y   FBO Gilbert Powers and Pamela
                              Powers Trustees
                              UBS Financial Services Inc.                 16.35%
                              FBO Donald A Illuzzi Trustee
                              Donald A Illuzzi Declaration of
                              Trust
                              UBS Financial Services Inc.                  9.20%
                              FBO John J O'Flaherty & Nancy D
                              O'Flaherty Jt. Ten.
                              UBS Financial Services Inc.                  6.69%
                              FBO Catherine E Smith Trustee
                              Catherine E Smith Living Trust
                              UBS Financial Services Inc.                  5.59%
                              FBO Charlie W Porter

UBS PACE Small/Medium Co      UBS Financial Services Inc.                  5.31%
Growth Equity Investments--   Cust Joe Edd Scott
Class B

UBS PACE Small/Medium Co      Northern Trust Company as Trustee           96.59%
Growth Equity Investments--   FBO UBS Financial Services
Class Y                       401K Plan

UBS PACE Small/Medium Co      UBS Financial Services Inc.                  6.23%
Value Equity Investments--    FBO Patricia J Craigen
Class B                       Revocable Trust

UBS PACE Small/Medium Co      Northern Trust Company as Trustee           77.30%
Value Equity Investments--    FBO UBS Financial Services
Class Y                       401K Plan

UBS PACE Strategic Fixed      UBS Financial Services Inc.                  7.07%
Income Investments--Class B   Cust John Rusinko
                              UBS Financial Services Inc.                  5.34%
                              FBO Mary L Zgraggen Trustee of
                              the Mary L Zgraggen Revocable
                              Living Trust
                              Morgan Stanley DW Inc.                       6.75%
                              FBO Don Ricedorff Trustee

                                                                   PERCENTAGE OF SHARES
                                                                  BENEFICIALLY OWNED AS
FUND                          NAME AND ADDRESS*                    OF NOVEMBER 1, 2006
----                          -----------------                   ---------------------
UBS PACE Strategic Fixed      Northern Trust Company as Trustee           90.86%
Income Investments--Class Y   FBO UBS Financial Services
                              401K Plan


----------
*    The shareholders listed may be contacted c/o UBS Global Asset Management
     (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.


UBS Global AM has provided an initial investment in the amount of $10 million for UBS PACE Real Estate Securities Investments. As such UBS Global AM will own all of the outstanding shares of the fund at the time it commences investment operations. UBS Global AM intends to redeem its initial investment in the fund as it grows through investments by public investors. Its percentage of ownership in the fund will correspondingly decrease.

Investment management, administration and principal underwriting arrangements


INVESTMENT MANAGEMENT AND ADMINISTRATION ARRANGEMENTS. UBS Global AM acts as the investment manager and administrator to the Trust pursuant to an agreement with the Trust ("Management and Administration Agreement"). Under the Management and Administration Agreement, UBS Global AM, subject to the supervision of the Trust's board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the funds. UBS Global AM is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreements") in connection with the management of the funds. UBS Global AM is responsible for monitoring the investment advisory services furnished pursuant to the Advisory Agreements. UBS Global AM reviews the performance of all investment advisors and makes recommendations to the board with respect to the retention and renewal of Advisory Agreements. In connection therewith, UBS Global AM keeps certain books and records of the Trust. UBS Global AM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Trust's custodian and its transfer and dividend disbursing agent. The management services of UBS Global AM under the Management and Administration Agreement are not exclusive to the Trust, and UBS Global AM is free to, and does, render management services to others.


The following table shows the fees earned (or accrued) either by UBS Global AM or by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), the previous investment manager and administrator to the Trust, and an affiliate of UBS Global AM, under a management and administration agreement, and the portions of those fees waived by UBS Global AM or by UBS Global AM (US) for the fiscal periods indicated.



                                                                                  MANAGEMENT AND
                                MANAGEMENT AND ADMINISTRATION FEES              ADMINISTRATION FEES
                               EARNED (OR ACCRUED) AND RECOUPMENTS,                WAIVED AND/OR
                             IF ANY, OF PRIOR EXPENSE REIMBURSEMENTS         EXPENSE REIMBURSEMENTS BY
                                         BY UBS GLOBAL AM                          UBS GLOBAL AM
                                     OR BY UBS GLOBAL AM (US)                OR BY UBS GLOBAL AM (US)
                                  FOR FISCAL YEARS ENDED JULY 31,         FOR FISCAL YEARS ENDED JULY 31,
                             ----------------------------------------   ----------------------------------
FUND                             2006            2005         2004         2006         2005        2004
--------------------------   -----------      ----------   ----------   ----------   ----------   --------
UBS PACE Money Market
   Investments               $ 1,006,253(1)   $  688,081   $  495,495   $1,115,063   $  718,836   $510,180
UBS PACE Government
   Securities Fixed Income
   Investments                 3,647,595(2)    3,411,156    3,326,406      436,299      458,462    615,134
UBS PACE Intermediate Fixed
   Income Investments          2,446,289(3)    2,296,673    2,121,231       59,483       65,959    177,685
UBS PACE Strategic Fixed
   Income Investments          3,578,631(4)    2,993,422    2,402,856      246,669      214,629    200,432
UBS PACE Municipal Fixed
   Income Investments          1,504,062(5)    1,533,589    1,568,982      154,037      177,604    311,894
UBS PACE Global Fixed
   Income Investments          3,658,098(6)    3,376,710    2,947,288      473,401      449,053    497,895
UBS PACE High Yield
   Investments*                   28,151              --           --      109,662           --         --
UBS PACE Large Co Value
   Equity Investments         10,836,882(7)    9,152,433    7,650,704    1,708,391    1,313,183    941,747

                                                                                  MANAGEMENT AND
                                   MANAGEMENT AND ADMINISTRATION FEES              ADMINISTRATION FEES
                                  EARNED (OR ACCRUED) AND RECOUPMENTS,                WAIVED AND/OR
                                IF ANY, OF PRIOR EXPENSE REIMBURSEMENTS         EXPENSE REIMBURSEMENTS BY
                                            BY UBS GLOBAL AM                          UBS GLOBAL AM
                                        OR BY UBS GLOBAL AM (US)                OR BY UBS GLOBAL AM (US)
                                     FOR FISCAL YEARS ENDED JULY 31,         FOR FISCAL YEARS ENDED JULY 31,
                                ----------------------------------------   ----------------------------------
FUND                                2006            2005         2004         2006         2005        2004
--------------------------      -----------      ----------   ----------   ----------   ----------   --------
UBS PACE Large Co Growth
   Equity Investments            $8,014,940(8)   $6,258,612   $5,163,109    $456,581     $357,389    $317,617
UBS PACE Small/Medium Co
   Value Equity Investments       3,620,368(9)    3,188,803    2,641,257      84,446       32,172      95,745
UBS PACE Small/Medium Co
   Growth Equity Investments      3,568,631(10)   3,038,861    2,778,844     189,097      154,739     102,946
UBS PACE International Equity
   Investments                    8,443,962(11)   6,083,082    4,498,085          --           --       1,443
UBS PACE International
   Emerging Markets Equity
   Investments                    3,453,411(12)   2,054,961    1,453,841          --       70,277      82,969
UBS PACE Real Estate
   Securities Investments*               --              --           --          --           --          --
UBS PACE Alternative
   Strategies Investments*          233,282              --           --     191,026           --          --


----------


* UBS PACE High Yield Investments and UBS PACE Alternative Strategies Investments commenced investment operations on April 3, 2006. As a result, the fees shown were paid by those funds for the period from April 3, 2006 through July 31, 2006. UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006.

(1)  Amount represents $616,807 in fees earned (or accrued) by UBS Global AM
     (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $389,446 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(2) Amount represents $2,414,523 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $1,233,072 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(3) Amount represents $1,624,738 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $821,551 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(4) Amount represents $2,310,419 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $1,268,212 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(5)  Amount represents $995,636 in fees earned (or accrued) by UBS Global AM
     (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $508,426 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(6) Amount represents $2,383,659 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $1,274,439 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(7) Amount represents $6,973,792 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $3,863,090 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(8) Amount represents $5,163,754 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $2,851,186 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(9) Amount represents $2,370,685 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $1,249,683 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(10) Amount represents $2,324,490 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $1,244,141 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(11) Amount represents $5,311,674 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $3,132,288 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.

(12) Amount represents $2,194,729 in fees earned (or accrued) by UBS Global AM (US), the fund's prior investment advisor, from the period August 1, 2005 through March 31, 2006; and $1,258,682 in fees earned (or accrued) by UBS Global AM from the period April 1, 2006 through July 31, 2006.


In connection with its management of the business affairs of the Trust, UBS Global AM bears the following expenses:

(1) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of trustees who are not affiliated persons of UBS Global AM or the Trust's investment advisors (except that UBS Global AM may pay the compensation for an Interested Trustee);

(2) all expenses incurred by UBS Global AM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

(3) the fees payable to each investment advisor (other than UBS Global AM) pursuant to the Advisory Agreements.

Under the terms of the Management and Administration Agreement, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM or the fund's investment advisor. General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable. Expenses borne by each fund include the following (or a fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by a fund and any losses incurred in connection therewith,
(2) fees payable to and expenses incurred on behalf of a fund by UBS Global AM, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of a fund's shares and the Trust under federal and state securities laws and maintenance of such registration and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, UBS Global AM or the investment advisors, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders,
(14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

Under the Management and Administration Agreement, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management and Administration Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to UBS Global AM or by UBS Global AM on 60 days' written notice to the fund.

INVESTMENT ADVISORY ARRANGEMENTS. As noted in the Prospectus, subject to the monitoring of UBS Global AM and, ultimately, the board, each investment advisor manages the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities on behalf of the fund.

Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management and Administration Agreement. Each Advisory Agreement may be terminated by the Trust upon not more than either 30 days' or 60 days' written notice (as specified in a specific Advisory Agreement). Each Advisory Agreement may be terminated by UBS Global AM or the investment advisor upon not more than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Under the Advisory Agreements, the investment advisors will not be liable for any error or judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the investment advisors in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each investment advisor has agreed to its fees as described herein. By virtue of the management, monitoring and administrative functions performed by UBS Global AM, and the fact that investment advisors are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each investment advisor serves in a subadvisory capacity to the fund. Subject to the monitoring by UBS Global AM and, ultimately, the board, each investment advisor's responsibilities are limited to managing the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities on behalf of the fund.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC FIXED INCOME INVESTMENTS


Under the Advisory Agreements for these funds with Pacific Investment Management Company LLC ("PIMCO"), UBS Global AM (not the fund) pays PIMCO for its services a fee in the annual amount of

0.225% of the average daily net assets of UBS PACE Government Securities Fixed Income Investments and 0.25% of the average daily net assets of UBS PACE Strategic Fixed Income Investments. For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, either UBS Global AM or UBS Global AM
(US), the funds' prior manager and administrator, paid or accrued investment advisory fees to PIMCO of $1,176,091, $1,096,608 and $1,069,200, respectively, for UBS PACE Government Securities Fixed Income Investments and $1,280,500, $1,066,834 and $855,651, respectively, for UBS PACE Strategic Fixed Income Investments.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS


Under the current Advisory Agreement for this fund with BlackRock Financial Management, Inc. ("BlackRock"), UBS Global AM (not the fund) pays BlackRock a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $120 million and 0.10% of the fund's average daily net assets above $120 million. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, respectively, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued investment advisory fees to BlackRock of $527,715, $502,779, and $473,537.

BlackRock is a Delaware corporation organized in 1994 and is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. As of September 30, 2006, Merrill Lynch & Co., Inc. owns approximately 49.3% of BlackRock Inc.'s outstanding voting securities and the PNC Financial Services Group, Inc. owns approximately 34% of BlackRock Inc.'s outstanding voting securities.


UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS


Under the current Advisory Agreement for this fund with Standish Mellon Asset Management Company, LLC ("Standish Mellon"), UBS Global AM (not the fund) pays Standish Mellon a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $60 million and 0.15% of the fund's average daily net assets in excess of $60 million. For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator paid or accrued investment advisory fees to Standish Mellon of $406,016, $413,397 and $422,245, respectively.


Standish Mellon resulted from the acquisition of Standish, Ayer & Wood, Inc. ("SAW") by Mellon Financial Corporation ("Mellon") on July 31, 2001. SAW was the fund's investment advisor from June 1, 2000, until its acquisition by Mellon. Standish Mellon is a wholly owned subsidiary of Mellon, a global financial services company.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

Under the current Advisory Agreements for this fund with Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. and its affiliates (collectively, "FFTW"), UBS Global AM (not the fund) pays Rogge Global Partners a fee in the annual amount of 0.25% of the portion of the fund's average daily net assets that it manages and pays FFTW a fee in the annual amount of 0.25% of the portion of the fund's average daily net assets that it manages up to and including $400 million and 0.20% of the average daily net assets that it manages in excess of $400 million. For the fiscal years ended

July 31, 2006, July 31, 2005 and July 31, 2004, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued investment advisory fees to FFTW and Rogge Global Partners of $1,142,574, $1,054,979 and $921,020, respectively.


Until 2001, Rogge Global Partners had been a wholly owned subsidiary of United Asset Management Corporation ("UAM"), which itself was a wholly owned subsidiary of Old Mutual plc, an international financial services firm headquartered in London, England. In 2001, Rogge Global Partner's key professionals repurchased 30.5% of the company's equity from Old Mutual. Twelve Rogge Global Partners employees bought back 18.0% of Rogge Global Partner's shares from UAM and Old Mutual, and an additional 12.5% is available through an option scheme that ties in the key executives for seven years until 2008.


Fischer Francis Trees & Watts, Inc. ("FFTW (NY)"), an investment advisor registered with the SEC under the Investment Advisers Act of 1940, is a New York corporation organized in 1972 and is directly owned by Charter Atlantic Corporation ("CAC"), a holding company organized as a New York corporation located at 200 Park Avenue, New York, New York 10016. The affiliates of FFTW
(NY) are Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom ("FFTW (UK)"), Fischer Francis Trees & Watts (Singapore), PTE Ltd, a Singapore corporation ("FFTW (Singapore)") and Fischer Francis Trees & Watts, Kabushiki Kaisha, a Japanese corporation ("FFTW (Japan)"). FFTW Singapore and FFTW (Japan) are wholly owned subsidiaries of FFTW
(NY). FFTW (UK) is 99% owned by FFTW (NY) and 1% owned by Fischer Francis Trees & Watts Ltd. which in turn is owned by CAC.

CAC is currently owned by 15 employee shareholders and BNP Paribas, which is a publicly owned limited liability company banking corporation organized under the laws of the Republic of France. On August 2, 2006, legal agreements between the employee shareholders of CAC and the BNP Paribas group were executed pursuant to which FFTW's equity ownership will be restructured through the BNP Paribas group's purchase of the existing employee shareholders' equity and FFTW will become a wholly-owned, independent operating subsidiary of BNP Paribas. A new Corporate Governance Agreement will be implemented granting supermajority rights to FFTW employees serving on FFTW's Board of Directors for key business decisions. BNP Paribas is a publicly owned limited liability banking corporation organized under the laws of the Republic of France.


UBS PACE HIGH YIELD INVESTMENTS


Under the current Advisory Agreement for this fund with MacKay Shields LLC ("MacKay Shields"), UBS Global AM (not the fund) pays MacKay Shields a fee in the annual amount of 0.35% of the fund's average daily net assets. UBS PACE High Yield Investments commenced operations on April 3, 2006. For the period April 3, 2006 through July 31, 2006, UBS Global AM paid or accrued investment advisory fees to MacKay Shields of $12,316.


MacKay Shields is controlled by members of MacKay Shields' management. MacKay Shields is a wholly owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM"). The ultimate parent is New York Life Insurance Company. Within the NYLIM structure, there are two affiliated broker-dealers, NYLIFE Distributors and NYLIFE Securities.


UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

Under the current Advisory Agreements for this fund with Institutional Capital Corporation ("ICAP"), Westwood Management Corp. ("Westwood") and SSgA Funds Management, Inc. ("SSgA FM"), UBS Global AM (not the fund) pays each of ICAP and Westwood a fee in the annual amount of 0.30% and


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SSgA FM a fee in the amount of 0.15% of the fund's average daily net assets that they manage. ICAP and Westwood assumed their fund responsibilities on July 1, 2000, and SSgA FM (or its predecessor in interest) assumed its fund responsibilities on October 10, 2000. For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, respectively, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to ICAP, Westwood and SSgA FM of $3,023,899, $2,499,355, and $2,133,014.

ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, a subsidiary of the New York Life Insurance Company. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc., a Dallas-based financial services provider holding company.

SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM resulted from the creation of a new investment adviser on May 1, 2001; prior to that date, its predecessor State Street Global Advisors, a division of State Street Bank and Trust Company, had served as an advisor.


UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS


Under the current Advisory Agreements for this fund with GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("MCM") and SSgA Funds Management, Inc. ("SSgA FM"), UBS Global AM (not the fund) pays each of GEAM and MCM a fee in the annual amount of 0.30% and SSgA FM a fee in the amount of 0.15% of the fund's average daily net assets that they manage. Prior to September 16, 2002, SSgA FM (or its predecessor in interest) and Alliance Capital Management L.P. ("Alliance Capital") served as investment advisors for the fund's assets. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, respectively, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to GEAM, MCM, SSgA FM and the fund's previous investment advisor of $2,567,370, $2,007,307, and $1,641,406.

SSgA FM is an affiliate of State Street Bank and Trust Company, which is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM resulted from the creation of a new investment adviser on May 1, 2001; prior to that date, its predecessor State Street Global Advisors, a division of State Street Bank and Trust Company, had served as an advisor.


GEAM is a wholly owned subsidiary of General Electric Company and is one of the largest independent managers of institutional assets in the US. MCM, a wholly owned indirect subsidiary of Bank of America Corporation, was formed in 1997.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS


Under the current Advisory Agreements for this fund with Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management ("Opus"), UBS Global AM (not the fund) pays Ariel a fee in the annual amount of 0.30% of the fund's average daily net assets that it manages; MetWest Capital a fee in the annual amount of 0.40% of the fund's average daily net assets that it manages; and Opus a fee in the annual amount of 0.50% for the first $75 million of the fund's average daily net assets that it manages, and 0.45% of the fund's average daily net assets that it manages in excess of $75 million. Prior to September 30, 2005, ICM Asset Management, Inc. served as an investment advisor to the fund. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, respectively, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to Ariel, MetWest Capital and Opus and the fund's previous advisor of $1,637,314, $1,187,210, and $983,704.


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Ariel is a Delaware limited liability company with ownership predominately held by its employees. John W. Rogers, Jr., founder and chief investment officer of Ariel, as the controlling person of Ariel Capital Management Holdings, Inc., the sole managing member of Ariel, controls a majority of Ariel's voting stock. Founded in 1997, MetWest Capital is minority owned by its employees. MetWest Capital is majority owned by Evergreen Investment Company, Inc., a subsidiary of Wachovia Corporation. Opus is a 100% employee-owned firm dedicated to small cap value investing.


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS


Under the current Advisory Agreements for this fund with Delaware Management Company, ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge"), UBS Global AM (not the fund) pays Delaware Management Company a fee in the annual amount of 0.40% of the average daily net assets of the fund that it manages; ForstmannLeff a fee in the annual amount of 0.45% for the first $100 million of the fund's average daily net assets that it manages and 0.40% of the fund's average daily net assets that it manages in excess of $100 million; and Riverbridge a fee in the annual amount of 0.40% of the average daily net assets of the fund that it manages. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to Delaware Management Company, ForstmannLeff and Riverbridge of $1,825,959, $1,518,035, and $1,367,866, respectively.

Delaware Management Company is a series of Delaware Management Business Trust, a Delaware statutory trust, and is an indirect subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and subject to ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Riverbridge is a 100% employee-owned firm. Forstmann-Leff is 100% employee-controlled.


UBS PACE INTERNATIONAL EQUITY INVESTMENTS


Under the current Advisory Agreements for this fund with Mondrian, J.P.
Morgan and Martin Currie, UBS Global AM (not the fund) pays Mondrian a fee in the annual amount of 0.35% of the fund's average daily net assets for the first $150 million and 0.30% of the fund's average daily net assets in excess of $150 million that it manages; J.P. Morgan a fee in the annual amount of 0.20% of the fund's average daily net assets that it manages; and Martin
Currie a fee in the annual amount of 0.35% of the fund's average daily net assets up to and including $150 million, 0.30% of the fund's average daily net assets above $150 million up to and including $250 million, 0.25% of the fund's average daily net assets above $250 million up to and including $350 million, and 0.20% of the fund's average daily net assets above $350 million that it manages. Mondrian and J.P. Morgan each assumed management of a portion of the fund's assets on April 1, 2004. For the fiscal years ended
July 31, 2006, July 31, 2005, and July 31, 2004, either UBS Global AM or
UBS Global AM (US), the fund's prior manager and administrator, paid or accrued investment advisory fees to Mondrian, J.P. Morgan and Martin Currie Inc. of $2,602,663, $1,911,792, and $1,066,464, respectively.

Martin Currie Inc. is a wholly owned subsidiary of Martin Currie Limited, a holding company. Mondrian is a limited company organized under the laws of the United Kingdom. Mondrian is controlled by members of Mondrian's management. Mondrian was purchased from Lincoln Financial Group in September 2004 by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC. J.P. Morgan is a wholly-owned indirect subsidiary of JPMorgan Chase & Co.,

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a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name, JPMorgan Asset Management.


UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS


Under the current Advisory Agreements for this fund with Mondrian and Gartmore Global Partners ("GGP"), UBS Global AM (not the fund) pays Mondrian a fee in the annual amount of 0.65% of the fund's average daily net assets for the first $150 million, 0.55% of the fund's average daily net assets for the next $100 million and 0.50% of the fund's average daily net assets over $250 million that it manages; and GGP a fee in the annual amount of 0.50% on the average daily net assets of the fund that it manages. Prior to September 28, 2004, Baring International Investment Limited served as an investment advisor to the fund. Mondrian assumed management of a portion of the fund's assets on September 28, 2004. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued investment advisory fees to Baring, GGP and Mondrian of $1,669,812, $1,054,939, and $653,345, respectively.

GGP is one of the four affiliated investment advisors that make up Gartmore Investment Management plc ("Gartmore"). Gartmore is 50% owned by Hellman & Fredman LLC, a U.S.-based private equity firm, and 50% owned by Gartmore's senior management. Mondrian is controlled by members of Mondrian's management. Mondrian was purchased from Lincoln Financial Group in September 2004, by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC.


UBS PACE REAL ESTATE SECURITIES INVESTMENTS


Under the current Advisory Agreement for this fund with Goldman Sachs Asset Management, L.P. ("GSAM"), UBS Global AM (not the fund) pays GSAM a fee of 0.42% of the fund's average daily net assets for the first $50 million, and 0.40% of the fund's average daily net assets over $50 million that it manages. The fund commenced operations on November 30, 2006. As a result, no fees were paid to GSAM for the fiscal years ended July 31, 2006, 2005, or 2004.


UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS


Under the current Advisory Agreements for this fund with Analytic Investors and Wellington Management, UBS Global AM (not the fund) pays Analytic Investors a fee of 0.75% of the fund's average daily net assets for the first $200 million, 0.70% of the fund's average daily net assets for the next $200 million and 0.65% of the fund's average daily net assets over $400 million that it manages; and Wellington Management a fee of 0.750% of the fund's average daily net assets for the first $200 million and 0.725% of the fund's average daily net assets over $200 million that it manages. UBS PACE Alternative Strategies Investments commenced operations on April 3, 2006. For the period April 3, 2006 through July 31, 2006, UBS Global AM paid or accrued aggregate investment advisory fees to Analytic Investors and Wellington Management totaling $125,092.

Analytic Investors is a wholly owned subsidiary of Old Mutual Asset Management ("OMAM"). OMAM is a subsidiary of Old Mutual (US) Holdings Inc., which is a subsidiary of Old Mutual plc.

On October 5, 2000, Old Mutual, plc, (LSE:OML), a publicly-traded, diversified financial services firm based in London, purchased United Asset Management ("UAM"). Prior to this purchase, Analytic Investors had been a wholly-owned affiliate of UAM since 1985. Analytic Investors is now a wholly-owned subsidiary of Old Mutual and is part of Old Mutual Asset Management (US), a group that is comprised of over 20 affiliated investment management firms selected by Old Mutual because Old Mutual considers them to be top-quality investment firms with complementary investment styles.


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Wellington Management is a professional investment advisory firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. The firm was founded in 1928, and is organized as a Massachusetts limited liability partnership.

PROCESS FOR SELECTION OF INVESTMENT ADVISORS. In selecting investment advisors for the funds, UBS Global AM, together with UBS Financial Services Inc., looks for those firms who they believe are best positioned to deliver strong, consistent performance in a particular investment style or market capitalization range, while managing risk appropriately.

After a thorough initial review of potential advisors, the selection process includes quantitative and qualitative analysis to narrow the list of candidates. The rigorous review, using stringent qualifying standards, incorporates statistical measures of performance, including:

-    Investment returns over short- and long-term periods

-    Risk-adjusted performance

- Performance relative to the market index that serves as the benchmark for the investment style

The next phase includes office visits and extensive interviews. On the qualitative side, the following areas are examined:

-    Investment philosophy and discipline

-    Adherence to investment style

-    Experience and continuity of key personnel

-    Client service capabilities

-    Size and financial stability

In some instances, it is determined that more competitive and/or consistent returns can be better achieved by hiring multiple investment advisors for an individual fund, each specializing in a particular market segment and management style.

The final phase is the ongoing monitoring of investment advisor performance to ensure that the standards set by the initial phases remain intact throughout the life of the fund. UBS PACE fund investment advisors can be considered for replacement if they are judged to no longer meet the standards that led to their original selection. The result of this comprehensive approach is access to a selective group of investment advisors.

PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM (US) acts as the principal underwriter of each class of shares of the funds pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract") which requires UBS Global AM (US) to use its best efforts, consistent with its other businesses, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM (US) enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell the funds' shares. UBS PACE Money Market Investments has only Class P shares established. UBS PACE Real Estate Securities

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Investments has only Class A, Class C, Class Y and Class P shares established.
The other funds have Class A, Class B, Class C, Class Y and Class P shares established.

UBS Global AM (US) may make payments to affiliated and unaffiliated dealers that engage in selling efforts on behalf of the fund. Information regarding payments made to UBS Financial Services Inc., is included in the prospectuses (except the stand-alone prospectus for UBS PACE Money Market Investments as such payments are not made with respect to that fund). With respect to other dealers, these payments generally will not exceed the annual rate of 0.04% of the value of the fund's shares sold as a result of the selling efforts; however, UBS Global AM
(US) may pay firms a higher fee on certain very large omnibus accounts, up to the annual rate of 0.05% for a single account with assets of $1 billion or more. Additional payments may be made to affiliated (e.g. UBS Financial Services Inc.) and unaffiliated dealers with respect to Class Y shares as disclosed in the related prospectus. Payments to affiliated and unaffiliated dealers are made by UBS Global AM (US) out of its own resources, and the value of a shareholder's investment in the fund will be unaffected by these payments.


UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the funds, subject to UBS Global AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the funds and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to the internal policies and procedures of UBS Global AM (US) governing payments for such seminars. These seminars may take place at the headquarters of UBS Global AM (US) or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to its internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) promotional items from UBS Global AM (US) of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services.

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of fund assets similar to that which the fund otherwise would have paid the funds' transfer agent. In addition, the Financial Intermediary, for the services provide, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments also are often referred to as "revenue sharing." Such expenses, to the extent they are fund expenses, are included in the annual operating expenses set forth in the fund's prospectuses.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.


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Under separate plans pertaining to the Class A, Class B (as applicable) and
Class C shares of each fund adopted by the Trust in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), each fund pays UBS Global AM (US) a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B and the Class C Plans, each applicable fund pays UBS Global AM
(US) a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (0.50% for Class C shares of fixed income funds) of the average daily net assets of the applicable class of shares. There is no distribution plan with respect to the funds' Class P or Class Y shares and the funds pay no service or distribution fees with respect to these classes of shares.

UBS Global AM (US) uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by each dealer. Each dealer then compensates its financial advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

UBS Global AM (US) uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each fund's Class B (as applicable) and Class C shares, respectively, and to offset its marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and other shareholder materials to prospective investors. UBS Global AM (US) also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the distribution activities of UBS Global AM (US).

UBS Global AM (US) compensates financial advisors when Class C shares are bought by investors, as well as on an ongoing basis.

UBS Global AM (US) receives the proceeds of the initial sales charge paid when Class A shares are bought and of the deferred sales charge paid upon sales of Class A, Class B and Class C shares. These proceeds also may be used to cover distribution expenses.

The Plans and the Principal Underwriting Contract specify that each fund must pay service and distribution fees to UBS Global AM (US) for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if the expenses of UBS Global AM (US) for a fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if the expenses of UBS Global AM (US) are less than such fees, it will retain its full fees and realize a profit. Annually, the board reviews the Plans and the corresponding expenses of UBS Global AM (US) for each class of shares of a fund separately from the Plans and expenses attributable to the other classes of shares of the funds.

Among other things, each Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination

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of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the board members, UBS Global AM (US) allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all other classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

The funds paid (or accrued) the following service and/or distribution fees to UBS Global AM (US) under the Class A, Class B and Class C Plans during the fiscal year ended July 31, 2006:


                                                  CLASS A   CLASS B    CLASS C
                                                 --------   -------   --------
UBS PACE Government Securities Fixed Income
   Investments                                   $317,423   $33,901   $247,348
UBS PACE Intermediate Fixed Income Investments    168,123     9,275     48,376
UBS PACE Strategic Fixed Income Investments        55,272    13,944     53,655
UBS PACE Municipal Fixed Income Investments       265,743    15,870    145,463
UBS PACE Global Fixed Income Investments          328,418    11,302     60,909
UBS PACE High Yield Investments                       120        --         --
UBS PACE Large Co Value Equity Investments        747,408    63,502    376,035
UBS PACE Large Co Growth Equity Investments       224,029    21,022     87,178
UBS PACE Small/Medium Co Value Equity
   Investments                                    127,814    28,280    131,383
UBS PACE Small/Medium Co Growth Equity
   Investments                                    138,235    12,220     76,984
UBS PACE International Equity Investments         264,684     7,700     80,751
UBS PACE International Emerging Markets Equity
   Investments                                     51,715     5,929     55,384
UBS PACE Real Estate Securities Investments            --        --         --
UBS PACE Alternative Strategies Investments         2,830         6        658



UBS PACE High Yield Investments and UBS PACE Alternative Strategies Investments commenced investment operations on April 3, 2006. UBS PACE Real Estate Securities Investments is expected to commence operations on or about
November 30, 2006. As a result, no service or distribution fees were paid by UBS PACE Real Estate Securities Investments to UBS Global AM under the Class
A or Class C Plans during the fiscal year ended July 31, 2006; and UBS Global AM and its affiliates did not incur any service or distribution fees with respect to the fund during the fiscal year ended July 31, 2006.

UBS Global AM (US) estimates that it and its affiliates incurred shareholder service-related and distribution-related expenses with respect to the funds during the fiscal year ended July 31, 2006, as set forth below. Because UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006, UBS Global AM (US) and its affiliates did not incur any shareholder service-related or distribution-related expenses with respect to this fund during the fiscal year ended July 31, 2006, and no information is shown below for this fund.



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UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS


CLASS A
Marketing and advertising                                               $432,486
Amortization of commissions                                                    0
Printing of prospectuses and SAIs                                            377
Branch network costs allocated and interest expense                      368,950
Service fees paid to financial advisors                                  121,863

CLASS B
Marketing and advertising                                               $ 11,564
Amortization of commissions                                               27,206
Printing of prospectuses and SAIs                                             10
Branch network costs allocated and interest expense                       11,399
Service fees paid to financial advisors                                    3,250

CLASS C
Marketing and advertising                                               $112,298
Amortization of commissions/distribution fees paid to
   financial advisors                                                     64,521
Printing of prospectuses and SAIs                                             98
Branch network costs allocated and interest expense                       95,923
Service fees paid to financial advisors                                   31,475


UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS


CLASS A
Marketing and advertising                                               $522,958
Amortization of commissions                                                6,075
Printing of prospectuses and SAIs                                            230
Branch network costs allocated and interest expense                      180,200
Service fees paid to financial advisors                                   64,288

CLASS B
Marketing and advertising                                               $  7,302
Amortization of commissions                                                6,819
Printing of prospectuses and SAIs                                              3
Branch network costs allocated and interest expense                        2,725
Service fees paid to financial advisors                                      886

CLASS C
Marketing and advertising                                               $ 50,345
Amortization of commissions/distribution fees paid to
   financial advisors                                                     12,833
Printing of prospectuses and SAIs                                             22
Branch network costs allocated and interest expense                       17,201
Service fees paid to financial advisors                                    6,128



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UBS PACE STRATEGIC FIXED INCOME INVESTMENTS


CLASS A
Marketing and advertising                                               $538,443
Amortization of commissions                                                4,180
Printing of prospectuses and SAIs                                            327
Branch network costs allocated and interest expense                       77,215
Service fees paid to financial advisors                                   21,139

CLASS B
Marketing and advertising                                               $ 34,243
Amortization of commissions                                               14,011
Printing of prospectuses and SAIs                                             21
Branch network costs allocated and interest expense                        5,350
Service fees paid to financial advisors                                    1,332

CLASS C
Marketing and advertising                                               $174,695
Amortization of commissions/distribution fees paid to
   financial advisors                                                     14,715
Printing of prospectuses and SAIs                                            106
Branch network costs allocated and interest expense                       24,904
Service fees paid to financial advisors                                    6,682


UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS


CLASS A
Marketing and advertising                                               $233,554
Amortization of commissions                                                2,411
Printing of prospectuses and SAIs                                            115
Branch network costs allocated and interest expense                      286,398
Service fees paid to financial advisors                                  101,629

CLASS B
Marketing and advertising                                               $  3,594
Amortization of commissions                                               19,202
Printing of prospectuses and SAIs                                              2
Branch network costs allocated and interest expense                        4,694
Service fees paid to financial advisors                                    1,514

CLASS C
Marketing and advertising                                               $ 42,713
Amortization of commissions/distribution fees paid to
   financial advisors                                                     37,464
Printing of prospectuses and SAIs                                             21
Branch network costs allocated and interest expense                       52,072
Service fees paid to financial advisors                                   18,542



100

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UBS PACE GLOBAL FIXED INCOME INVESTMENTS


CLASS A
Marketing and advertising                                             $  489,360
Amortization of commissions                                                   29
Printing of prospectuses and SAIs                                            590
Branch network costs allocated and interest expense                      285,940
Service fees paid to financial advisors                                  126,108

CLASS B
Marketing and advertising                                             $    4,339
Amortization of commissions                                                7,193
Printing of prospectuses and SAIs                                              5
Branch network costs allocated and interest expense                        2,801
Service fees paid to financial advisors                                    1,083

CLASS C
Marketing and advertising                                             $   30,836
Amortization of commissions/distribution fees paid to
   financial advisors                                                     18,442
Printing of prospectuses and SAIs                                             37
Branch network costs allocated and interest expense                       17,724
Service fees paid to financial advisors                                    7,387


UBS PACE HIGH YIELD INVESTMENTS*


CLASS A
Marketing and advertising                                             $    2,680
Amortization of commissions                                                    0
Printing of prospectuses and SAIs                                              0
Branch network costs allocated and interest expense                        1,331
Service fees paid to financial advisors                                       47



UBS PACE LARGE CO VALUE EQUITY INVESTMENTS



CLASS A
Marketing and advertising                                             $1,028,777
Amortization of commissions                                                8,834
Printing of prospectuses and SAIs                                            816
Branch network costs allocated and interest expense                      769,622
Service fees paid to financial advisors                                  287,128

CLASS B
Marketing and advertising                                             $   22,123
Amortization of commissions                                               50,717
Printing of prospectuses and SAIs                                             17
Branch network costs allocated and interest expense                       18,148
Service fees paid to financial advisors                                    6,092


----------


*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.

CLASS C
Marketing and advertising                                             $  126,580
Amortization of commissions/distribution fees paid to
   financial advisors                                                    110,697
Printing of prospectuses and SAIs                                            103
Branch network costs allocated and interest expense                       96,678
Service fees paid to financial advisors                                   35,695


UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS


CLASS A
Marketing and advertising                                             $1,031,769
Amortization of commissions                                               13,739
Printing of prospectuses and SAIs                                            608
Branch network costs allocated and interest expense                      238,779
Service fees paid to financial advisors                                   86,046

CLASS B
Marketing and advertising                                             $   24,648
Amortization of commissions                                               37,962
Printing of prospectuses and SAIs                                             14
Branch network costs allocated and interest expense                        6,626
Service fees paid to financial advisors                                    2,014

CLASS C
Marketing and advertising                                             $  100,820
Amortization of commissions/distribution fees paid to
   financial advisors                                                     27,355
Printing of prospectuses and SAIs                                             59
Branch network costs allocated and interest expense                       23,130
Service fees paid to financial advisors                                    8,082


UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS


CLASS A
Marketing and advertising                                             $  394,503
Amortization of commissions                                                3,970
Printing of prospectuses and SAIs                                            427
Branch network costs allocated and interest expense                      167,753
Service fees paid to financial advisors                                   44,946

CLASS B
Marketing and advertising                                             $   22,273
Amortization of commissions                                               18,569
Printing of prospectuses and SAIs                                             24
Branch network costs allocated and interest expense                        9,866
Service fees paid to financial advisors                                    2,244

CLASS C
Marketing and advertising                                               $101,497
Amortization of commissions/distribution fees paid to
   financial advisors                                                     39,855
Printing of prospectuses and SAIs                                            110
Branch network costs allocated and interest expense                       43,056
Service fees paid to financial advisors                                    5,985


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS


CLASS A
Marketing and advertising                                               $433,012
Amortization of commissions                                                1,045
Printing of prospectuses and SAIs                                            496
Branch network costs allocated and interest expense                      149,849
Service fees paid to financial advisors                                   52,886

CLASS B
Marketing and advertising                                               $  9,859
Amortization of commissions                                               17,664
Printing of prospectuses and SAIs                                             11
Branch network costs allocated and interest expense                        3,742
Service fees paid to financial advisors                                    1,167

CLASS C
Marketing and advertising                                               $ 60,303
Amortization of commissions/distribution fees paid to
   financial advisors                                                     23,431
Printing of prospectuses and SAIs                                             69
Branch network costs allocated and interest expense                       20,900
Service fees paid to financial advisors                                    7,219


UBS PACE INTERNATIONAL EQUITY INVESTMENTS


CLASS A
Marketing and advertising                                               $898,799
Amortization of commissions                                                1,774
Printing of prospectuses and SAIs                                            598
Branch network costs allocated and interest expense                      204,527
Service fees paid to financial advisors                                  101,547

CLASS B
Marketing and advertising                                               $  6,589
Amortization of commissions                                                6,005
Printing of prospectuses and SAIs                                              4
Branch network costs allocated and interest expense                        1,824
Service fees paid to financial advisors                                      737

CLASS C
Marketing and advertising                                               $ 68,964
Amortization of commissions/distribution fees paid to
   financial advisors                                                     24,630
Printing of prospectuses and SAIs                                             46
Branch network costs allocated and interest expense                       15,548
Service fees paid to financial advisors                                    7,542


UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS


CLASS A
Marketing and advertising                                               $297,386
Amortization of commissions                                               10,019
Printing of prospectuses and SAIs                                            359
Branch network costs allocated and interest expense                       50,765
Service fees paid to financial advisors                                   19,887

CLASS B
Marketing and advertising                                               $  8,781
Amortization of commissions                                                3,865
Printing of prospectuses and SAIs                                             10
Branch network costs allocated and interest expense                        1,633
Service fees paid to financial advisors 568

CLASS C
Marketing and advertising                                               $ 79,701
Amortization of commissions/distribution fees paid to
   financial advisors                                                     19,262
Printing of prospectuses and SAIs                                             96
Branch network costs allocated and interest expense                       13,668
Service fees paid to financial advisors                                    4,776



UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS*



CLASS A
Marketing and advertising                                               $ 61,507
Amortization of commissions                                                    0
Printing of prospectuses and SAIs                                              0
Branch network costs allocated and interest expense                       16,904
Service fees paid to financial advisors                                    1,104

CLASS B
Marketing and advertising                                               $     35
Amortization of commissions                                                    4
Printing of prospectuses and SAIs                                              0
Branch network costs allocated and interest expense                           12
Service fees paid to financial advisors                                        0


----------
*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.

CLASS C
Marketing and advertising                                                 $3,477
Amortization of commissions/distribution fees paid to
   financial advisors                                                         55
Printing of prospectuses and SAIs                                              0
Branch network costs allocated and interest expense                          992
Service fees paid to financial advisors                                       18


----------


*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.


"Marketing and advertising" includes various internal costs allocated by UBS Global AM (US) to its effort at distributing the funds shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS Global AM (US). "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various departments involved in the distribution of the funds shares, including the retail branch system of UBS Financial Services Inc., the primary dealer for the funds' shares during this period, and "service fees paid to financial advisors" represents compensation paid by UBS Financial Services Inc. to its financial advisors.

In approving the overall system of distribution for each fund, the board considered several factors, including that the multiple class structure would permit sales of fund shares outside the PACE Program and would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the funds' shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

In approving the Class A Plan, the Class B Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the funds and its shareholders. With regard to each Plan, the board considered (1) the conditions under which different combinations of initial sales charges, deferred sales charges, service fees and distribution fees and/or deferred sales charges would be imposed and the amount of such charges, (2) the belief of UBS Global AM (US) that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and financial advisors, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by UBS Global AM, (5) the services provided by dealers pursuant to each dealer agreement with UBS Global AM and (6) the shareholder service-related and where applicable, distribution-related expenses and costs of UBS Global AM (US). With respect to the Class B Plan, the board members also recognized that the willingness of UBS Global AM (US) to compensate dealers without the concomitant receipt by UBS Global AM (US) of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

With respect to each Plan, the board considered all compensation that UBS Global AM (US) would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to UBS Global AM (US) under each Plan in that UBS Global AM (US) would receive service, distribution, management and administration fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

Under the Principal Underwriting Contract between the Trust and UBS Global AM
(US) for the Class A and Class C shares for the periods set forth below, UBS Global AM (US) earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to dealers, primarily UBS Financial Services Inc. UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006. As a result, UBS Global AM (US) did not earn any fees under the principal underwriting contract with respect to this fund, or earn or retain any deferred sales charges paid upon redemptions of this fund's shares, for the fiscal years ended July 31, 2006, July 31, 2005 or July 31, 2004, and no information is shown below for this fund.



                                                          FOR THE YEARS ENDED JULY 31
                                                          ---------------------------
FUND                                                       2006       2005      2004
----                                                      -------   -------   -------
UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

CLASS A
Earned                                                    $20,498   $10,708   $29,525
Retained                                                    1,194     1,218     3,426

CLASS C
Earned                                                          0         0       137
Retained                                                        0         0         0

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

CLASS A
Earned                                                      2,608     5,555     8,124
Retained                                                      211       603       742

CLASS C
Earned                                                          0         0        60
Retained                                                        0         0         2

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

CLASS A
Earned                                                      1,584     6,976     3,947
Retained                                                       11       680       521

CLASS C
Earned                                                          0         0       589
Retained                                                        0         0        11

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

CLASS A
Earned                                                     19,981    18,203    13,244
Retained                                                    1,082     1,254     1,429

CLASS C
Earned                                                          0         0       189
Retained                                                        0         0         4

                                                          FOR THE YEARS ENDED JULY 31
                                                          ---------------------------
FUND                                                       2006       2005      2004
----                                                      -------   -------   -------
UBS PACE GLOBAL FIXED INCOME INVESTMENTS

CLASS A
Earned                                                    $ 5,309   $18,542   $17,710
Retained                                                      614     2,168     2,093

CLASS C
Earned                                                          0         0     1,268
Retained                                                        0         0         0

UBS PACE HIGH YIELD INVESTMENTS*

CLASS A
Earned                                                      6,068         0         0
Retained                                                      784         0         0

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

CLASS A
Earned                                                     30,246    54,416    45,426
Retained                                                    2,703     3,974     4,571

CLASS C
Earned                                                          0         0       703
Retained                                                        0         0         8

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

CLASS A
Earned                                                     18,653    22,619   27,038
Retained                                                    1,749     2,271   2,658

CLASS C
Earned                                                          0         0       521
Retained                                                        0         0       3

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

CLASS A
Earned                                                     17,920    28,437    17,441
Retained                                                    1,941     3,262     1,867

CLASS C
Earned                                                          0         0     1,250
Retained                                                        0         0         1


----------


*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.

                                                             FOR THE YEARS ENDED JULY 31
                                                             ---------------------------
FUND                                                          2006       2005      2004
----                                                         -------   -------   -------
UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

CLASS A
Earned                                                       $10,034   $15,229   $ 8,902
Retained                                                       1,018     1,715     1,045

CLASS C
Earned                                                             0         0       304
Retained                                                           0         0         0

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

CLASS A
Earned                                                        21,701    24,257     9,467
Retained                                                       2,371     2,424       947

CLASS C
Earned                                                             0         0       136
Retained                                                           0         0         0

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

CLASS A
Earned                                                        42,742    13,298     2,715
Retained                                                       4,075     1,364      246

CLASS C
Earned                                                             0         0     5,094
Retained                                                           0         0         0

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS*

CLASS A
Earned                                                        30,194         0         0
Retained                                                       4,266         0         0

CLASS C
Earned                                                             0         0         0
Retained                                                           0         0         0


----------


*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.

UBS Global AM (US) earned and retained deferred sales charges paid upon certain redemptions of shares for the fiscal year ended July 31, 2006 as set forth below. UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006. As a result,

UBS Global AM (US) and its affiliates did not earn or retain any deferred sales charges with respect to this fund during the fiscal year ended July 31, 2006, and no information is shown below for this fund.



FUND                                                         CLASS A   CLASS B   CLASS C
----                                                         -------   -------   -------
UBS PACE Government Securities Fixed Income Investments       $    0   $ 5,417    $2,262
UBS PACE Intermediate Fixed Income Investments                   327       528       473
UBS PACE Strategic Fixed Income Investments                        0     2,947         9
UBS PACE Municipal Fixed Income Investments                       22    13,984         0
UBS PACE Global Fixed Income Investments                         383     3,591       259
UBS PACE High Yield Investments*                                   0         0         0
UBS PACE Large Co Value Equity Investments                     2,570    11,781     1,298
UBS PACE Large Co Growth Equity Investments                      710     4,768       466
UBS PACE Small/Medium Co Value Equity Investments                281     4,277       282
UBS PACE Small/Medium Co Growth Equity Investments               191     2,938       411
UBS PACE International Equity Investments                          0     1,138       549
UBS PACE International Emerging Markets Equity Investments         0     1,325       638
UBS PACE Alternative Strategies Investments*                       0         0         0


----------

*    For the period April 3, 2006 (commencement of operations) through July 31,
     2006.



SECURITIES LENDING. For the fiscal year ended July 31, 2006, UBS Securities LLC, acting as the funds' lending agent, received compensation from the funds as set forth below. Because UBS PACE High Yield Investments commenced investment operations on April 3, 2006, the information shown below reflects compensation paid by this fund to UBS Securities LLC, acting as the fund's lending agent, for the period April 3, 2006 to July 31, 2006. UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006. Accordingly, no compensation was paid to the fund's lending agent, UBS Securities LLC, for the fiscal year ended July 31, 2006, and no information is shown below for this fund.



FUND                                                         COMPENSATION
----                                                         ------------
UBS PACE Intermediate Fixed Income Investments                 $ 12,882
UBS PACE Strategic Fixed Income Investments                       6,044
UBS PACE Global Fixed Income Investments                          5,834
UBS PACE High Yield Investments                                     436
UBS PACE Large Co Value Equity Investments                       29,999
UBS PACE Large Co Growth Equity Investments                      93,583
UBS PACE Small/Medium Co Value Equity Investments                36,385
UBS PACE Small/Medium Co Growth Equity Investments               72,130
UBS PACE International Equity Investments                       159,214
UBS PACE International Emerging Markets Equity Investments       48,059



BANK LINE OF CREDIT. Each fund, other than UBS PACE Money Market Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments and UBS PACE Alternative Strategies Investments, participates with other funds advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the funds at the request of shareholders and other temporary or emergency purposes. Under the facility arrangement, the funds have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the facility arrangement. For the year ended July 31, 2006, the following Portfolios had borrowings:


                                                AVERAGE DAILY                   WEIGHTED AVERAGE
                                            AMOUNT OF BORROWING       DAYS         ANNUALIZED      INTEREST
                PORTFOLIO                       OUTSTANDING       OUTSTANDING     INTEREST RATE     EXPENSE
                ---------                   -------------------   -----------   ----------------   --------
UBS PACE Small/Medium Co Value Equity
Investments                                      $1,030,505             5             5.030%        $   720
UBS PACE International Equity Investments         3,472,247             7             5.560           3,754
UBS PACE International Emerging Markets
Equity Investments                                1,677,921            43             5.320          10,662



Because UBS PACE Real Estate Securities Investments is expected to commence operations on or about November 30, 2006, the fund had not borrowed under the facility.

UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments participate with other funds advised or sub-advised by UBS Global AM in a $50 million committed credit facility with JP Morgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the funds at the request of shareholders and other temporary or emergency purposes. Under the facility arrangement, the funds have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the facility arrangement. Effective September 12, 2006, the amount of the committed credit facility increased to $75 million, and UBS PACE Alternative Strategies Investments became a participant under the facility arrangement. For the year ended July 31, 2006, none of the portfolios borrowed under this facility.


PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust believes that the voting of proxies on securities held by each fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to each fund's investment advisor or sub-advisor, as applicable subject to the continuing oversight of the Board. Following is a summary of the proxy voting policy of each investment advisor or sub-advisor to each fund, except UBS PACE Money Market Investments, which does not hold voting securities.

You may obtain information about the funds' proxy voting decisions, during the 12-month period ending June 30, 2006, without charge, online on the funds' website (www.ubs.com/ubsglobalam-proxy) or on the EDGAR database on the SEC's website (www.sec.gov).

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC FIXED INCOME INVESTMENTS--PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.


PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate er for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS--BLACKROCK FINANCIAL MANAGEMENT, INC.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund's portfolio securities for which the Fund has voting authority consistent with the Fund's best interests. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock's continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-U.S.

companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock's policy in all cases is to vote proxies based on its clients' best interests and not the product of the conflict.

BlackRock has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting
Policy.

ROUTINE MATTERS. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

SOCIAL ISSUES. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

FINANCIAL/CORPORATE ISSUES. BlackRock will generally vote in favor of proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

SHAREHOLDER RIGHTS. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS--STANDISH MELLON ASSET MANAGEMENT COMPANY LLC (MELLON FINANCIAL CORPORATION)

Standish Mellon Asset Management Company LLC ("Standish"), through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Standish seeks to act solely in the best financial and economic interest of the applicable client. Standish will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Standish generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Standish will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals.


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On questions of social responsibility where economic performance does not appear to be an issue, Standish will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Standish weighs the cost of voting and potential inability to sell the shares, against the benefit of voting the shares, to determine whether or not to vote.

Standish recognizes its duty to vote proxies in the best interests of its clients. Standish seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Standish and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities

Standish will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Standish will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS--FISHER FRANCIS TREES & WATTS, INC. AND ROGGE GLOBAL PARTNERS PLC.

FISHER FRANCIS TREES & WATTS, INC. Fisher Francis Trees & Watts, Inc. ("FFTW") manages only fixed income portfolios which are in the main invested in sovereign or high quality corporate debt. These securities do not typically convey voting rights to the holder and the occurrence of corporate governance notices for these types of investments is considerably less than that encountered for equity stocks.

On occasion however FFTW does receive corporate governance notices which commonly will fall into one of the following categories:

1) Exchange offers--Generally, these offers request instructions as to whether the holder would be willing to exchange one set of notes for another. The most frequent example of this type of offer is where securities become registered having previously been unregistered.

2) Tender offers--These offers are generally where the issuer makes a tender to back some types of notes.

3) Consents--This will occur when an issuer wishes to make changes to the underlying covenants or assigning of rights within the structure of the security itself and needs to obtain a majority of the noteholders' authority and consent in order to implement the changes.


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FFTW's policy is to act upon any corporate governance notices received in accordance with any specific client instructions that may be in place. Notwithstanding this policy, where FFTW acts as a proxy on behalf of its clients in responding to such notices, the firm's policy is to exercise the proxy vote in the best interests of the client taking into consideration all relevant factors including, without limitation, acting in a manner that FFTW believes will (1) maximize the economic benefits to the client (taking into consideration potential risk, reward and the client's investment objectives) and (2) promote sound corporate governance by the issuer. In the unlikely event that FFTW believes that there is a potential conflict of interest between the interest of the client and FFTW in connection with a proxy vote that it is exercising on behalf of a client, FFTW's Chief Investment Officer, Chief Executive Officer or its Chief Legal and Risk Officer, or their respective delegees, will review the matter to ensure that the client's interests are placed ahead of any interest that FFTW may have in connection with the vote.


ROGGE GLOBAL PARTNERS PLC. Rogge Global Partners plc ("Rogge Global Partners") offers global fixed income investment management to institutional investors. As a fixed income manager, it is highly unlikely Rogge Global Partners would purchase equity securities on behalf of its clients. If Rogge Global Partners were to receive equity securities, such as through an offering related to convertible securities it holds, Rogge Global Partners would normally sell them.

If Rogge Global Partners were to hold a security of a company that was soliciting proxies, Rogge Global Partners assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans under the Employee Retirement Income Securities Act (ERISA), Rogge Global Partners acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Rogge Global Partners has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY VOTING GUIDELINES. Rogge Global Partners acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client's custodian notifies Rogge Global Partners of a proxy that requires voting on behalf of a client, Rogge Global Partners will vote the proxy in accordance with these guidelines. The guidelines have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices.

Rogge Global Partners has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. The Head of Compliance will report to Rogge Global Partners' principal executive officer any attempts by outside parties or others at Rogge Global Partners who attempt to unduly influence Rogge Global Partners to vote proxies. Attempts made by the principal executive officer will be reported to Rogge Global Partners' Board.

These guidelines are not rigid policy positions. Rogge Global Partners will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when Rogge Global Partners determines that not voting a proxy may be more in the best interest of clients, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Rogge Global Partners may change these guidelines from time to time without providing notice of these changes to its clients.

MANAGEMENT PROPOSALS. In general, it is Rogge Global Partners' intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

-    Election of directors when there is not an opposition slate


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-    Ratification of appointment of auditors

-    Amendments to the Certificate of Incorporation regarding director liability

- Amendments pertaining to employee stock option plans or awards, when such plans or awards do not constitute more than 2% of all outstanding stock.

SHAREHOLDER PROPOSALS. At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Rogge Global Partners will generally vote against proposals motivated by political, ethical or social concerns. Rogge Global Partners will examine each issue solely from an economic perspective and, at times, will vote with management in opposition to shareholder resolutions which could negatively impact the corporation's ability to do business. However, Rogge Global Partners will generally support the following shareholder initiatives concerning the maximization of shareholder value:

- Against management sheltering 'poison pills' which effectively lower the value of the shares

-    Against the payment of 'greenmail'

-    Against staggered terms for the board of directors

- For qualified dissident candidates for seats on the board when the entrenched directors have clearly not enhanced shareholder value

-    For cumulative voting policies in electing the board of directors

-    For confidential voting in electing the board of directors

CONFLICTS OF INTEREST. Occasions may arise during the voting process in which a client's best interest conflicts with Rogge Global Partners' interests. A conflict of interest may exist, for example, if Rogge Global Partners has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but it not limited to, employees serving as a director of the company or Rogge Global Partners managing a company's pension fund. If a conflict of interest exists, Rogge Global Partners will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

VOTING PROCESS. Rogge Global Partners has charged the firm's Head of Compliance with responsibility for acting as liaison with clients' custodian banks and assisting in the coordination and voting of proxies. After the Head of Compliance is notified of a proxy that requires voting, he will review the proxy and make a voting proposal to the Proxy Voting Committee in-line with these procedures. The Proxy Voting Committee is comprised of the Head of Compliance and any one director/portfolio manager. In the event the committee cannot reach agreement, all of Rogge Global Partners' director/portfolio managers will be consulted. The Head of Compliance is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.


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RECORDKEEPING. Pursuant to Rule 204-2 of the Investment Advisers Act of 1940,
Rogge Global Partners will maintain the following records for five years in an easily accessible place, the first two years in its office:

-    Rogge Global Partners' proxy voting policies and procedures

- Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Rogge Global Partners)

-    Records of votes cast on behalf of clients

-    Records of written client requests for voting information

- Records of written responses from Rogge Global Partners to both written and verbal client requests

- Any other documents prepared that were material to Rogge Global Partners' decision to vote a proxy or that memorialized the basis for the decision.

OBTAINING A VOTING PROXY REPORT. Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by call Rogge Global Partners' Head of Compliance at 44-207-842-8416.

UBS PACE HIGH YIELD INVESTMENTS--MACKAY SHIELDS LLC

MACKAY SHIELDS LLC. The fund has formally delegated to its investment adviser, MacKay Shields LLC ("MacKay Shields"), the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. MacKay Shields has adopted proxy voting policies and procedures designed to ensure that where clients have delegated proxy voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses Institutional Shareholder Services ("ISS") as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shield's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs 1SS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no conflict exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shield's Compliance Committee. If MacKay Shield's General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay Shield's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances.


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The following examples illustrate MacKay Shield's guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the guidelines, and whether MacKay Shields supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

BOARD OF DIRECTORS. MacKay Shields will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, MacKay Shields withholds votes from "over-boarded" CEO directors (CEO directors who serving on more than three boards) or directors who sit on more than six public boards. In a contested election of directors, MacKay Shields will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. MacKay Shields generally supports proposals to fix the board size, proposals to repeal classified boards or elect all directors annually. MacKay Shields generally supports proposals to fix the board size or designate a range for the board size. However, MacKay Shields will vote against management's ability to alter the size of the board outside of a specified range without shareholder approval. In addition, MacKay Shields supports proposals to repeal classified boards and elect all directors annually. MacKay Shields also supports proposals seeking that a majority or more of the board be independent. MacKay Shields generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES. MacKay Shields generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. MacKay Shields generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. MacKay Shields generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

CAPITAL STRUCTURE. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. MacKay Shields will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. MacKay Shields will vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain. MacKay Shields will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

EXECUTIVE AND DIRECTOR COMPENSATION. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, MacKay Shields will support proposals seeking additional information regarding compensation, but will vote against proposals that set absolute levels on compensation or dictate the amount or form of


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compensation. MacKay Shields will support withholding votes from Compensation
Committee members if the company has poor compensation practices.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS--INSTITUTIONAL CAPITAL CORPORATION, SSGA FUNDS MANAGEMENT, INC. AND WESTWOOD MANAGEMENT CORP.

INSTITUTIONAL CAPITAL CORPORATION. Institutional Capital Corporation's proxy voting policies generally provide that the firm's proxy committee will oversee the operation of the proxy voting policies and that the analyst who follows the company will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts. Institutional Capital Corporation has adopted proxy voting guidelines that may be employed when considering how to vote proxies. Proxy solicitations that might involve a conflict of interest between Institutional Capital Corporation and client interests will be handled by the proxy committee in one of the following ways:

1. Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on Institutional Capital Corporation's part;

2. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3. Disclose the conflict to the client and obtain the client's direction to vote the proxies.


SSGA FUNDS MANAGEMENT, INC. The fund has delegated the voting of its proxies to its subadviser, SSgA Funds Management, Inc. ("SSgA FM"). SSgA FM has undertaken to vote proxies with respect to the fund's underlying securities holdings and retains the final authority and responsibility for such voting. SSgA FM, at the direction of the SSgA FM Investment Committee, retains an outside consulting firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process and to act as voting agent. SSgA FM has instructed the voting agent to follow the voting guidelines as set by the Investment Committee. If areas of concern are discovered, or the guidelines do not specifically address a proxy issue, the issues are examined in detail by the Investment Committee and voted as determined to be in the best interest of the fund.

SSgA FM votes in support of management on the following ballot items, which are fairly common management-sponsored initiatives: elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities, approval of auditors, directors' and auditors' compensation, directors' liability and indemnification, discharge of board members and auditors, financial statements and allocation of income, dividend payouts that are greater than or equal to country and industry standards, authorization of share repurchase programs, general updating of or corrective amendments to charter, change in corporation name, and elimination of cumulative voting.

SSgA FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes which eliminate other classes of stock and voting rights, changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization for US companies and no more than 100% of existing authorization for non-US companies, elimination of pre-emptive rights for share issuance of less than a given percentage (country specific--ranging from 5% to 20%) of the outstanding shares elimination of "poison pill" rights, stock purchase plans with an exercise price of not less that 85% of fair market value, stock option plans which are incentive based and not excessive other stock-based plans which are appropriately structured, reductions in super-majority vote requirements, and the adoption of anti- "greenmail" provisions.


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SSgA FM votes against management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders, changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers, amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions, elimination of Shareholders' Right to Call Special Meetings, establishment of classified boards of directors, reincorporation in a state which has more stringent anti-takeover and related provisions, shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding, excessive compensation, change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered, adjournment of Meeting to Solicit Additional Votes, "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy, and proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

SSgA FM evaluates mergers and acquisitions on a case-by-case basis. Consistent with SSgA FM's proxy policy, SSgA FM supports management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA FM Funds Management, Inc. uses its discretion in order to maximize shareholder value. SSgA FM generally votes as follows: against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets and offers when there are prospects for an enhanced bid or other bidders, but generally votes in favor of offers that concur with index calculators treatment and the ability to meet clients' return objectives for passive funds and for proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, SSgA FM examines shareholder proposals primarily to determine their economic impact on shareholders.

SSgA FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives: requirements that auditors attend the annual meeting of shareholders; establishment of an annual election of the board of directors; mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees; mandates that amendment to bylaws or charters have shareholder approval; mandates that shareholder-rights plans be put to a vote or repealed; establishment of confidential voting; expansions to reporting of financial or compensation-related information, within reason; repeals of various anti-takeover related provisions; reduction or elimination of super-majority vote requirements; repeals or prohibitions or "greenmail" provisions; "opting-out" of business combination provisions; proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee; disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities; establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function; mandates that Audit, Compensation and Nominating Committee members should all be independent directors; mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee.


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SSgA FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives: limits to tenure of directors, requirements that candidates for directorships own large amounts of stock before being eligible to be elected, restoration of cumulative voting in the election of directors, requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature, restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact, proposals which require inappropriate endorsements or corporate actions, and proposals asking companies to adopt full tenure holding periods for their executives, proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

From time to time, SSgA FM will review a proxy which presents a potential material conflict. As a fiduciary to its clients, SSgA FM takes these potential conflicts very seriously. While SSgA FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by SSgA FM's potential conflict, there are a number of courses SSgA FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated in SSgA FM's Policy, casting a vote which simply follows SSgA FM's pre-determined policy would eliminate SSgA FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that SSgA FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, SSgA FM may employ the services of a third party, wholly independent of SSgA FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not SSgA FM's, best interests.


WESTWOOD MANAGEMENT CORP. Westwood Management Corp. ("Westwood") has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for its clients. ISS is a leading provider of corporate governance and proxy voting services. ISS's main objective is to assist institutional investors by researching the financial implications of proxy proposals and by casting votes that will enhance and protect shareholder returns. In most cases, Westwood agrees with the recommendations of ISS, however, ballots are reviewed bi-monthly by Westwood's analysts and Westwood may choose to vote differently than ISS if it believes it in the best interest of its clients.

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of its clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.


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UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS--GE ASSET MANAGEMENT INCORPORATED,
MARSICO CAPITAL MANAGEMENT, LLC AND SSGA FUNDS MANAGEMENT, INC.

GE ASSET MANAGEMENT INCORPORATED. GE Asset Management Incorporated ("GEAM") exercises its fiduciary duties by reviewing, voting and documenting proxies for all voting securities for which it has voting responsibility and acting solely in the best interests of its clients. All proxies are voted in accordance with the Proxy Policy, which has been adopted by the Board of Directors of GEAM and in accordance with GEAM's proxy voting guidelines ("Proxy Guidelines"), which have been adopted by the proxy committee of GEAM ("Proxy Committee").

The Proxy Committee is comprised of between five and ten individuals, including both the Chief Executive Officer and General Counsel of GEAM. The Proxy Committee is responsible for reviewing the Proxy Guidelines and a summary of the proxy matters encountered by GEAM at least annually and, if necessary, updating the Proxy Guidelines.

GEAM has hired Institutional Shareholder Services, Inc. ("ISS") to collect all proxy materials, provide research and vote all proxies as instructed to do so by GEAM. Upon receipt of a proxy, ISS provides the proxy analyst, an employee of GEAM responsible for facilitating and processing all proxy votes, with an analysis of the proxy material, which includes management's recommendation, and a vote recommendation based on the Proxy Guidelines.

In general, GEAM votes with management. In certain limited cases, GEAM may instruct ISS to abstain from voting a proxy where such abstention is believed to be in the overall best interest of clients. The proxy analyst reviews each analysis and vote recommendation subject to the following:


a. DOMESTIC AND INTERNATIONAL ROUTINE ISSUES: The proxy analyst confirms ISS recommendations on routine issues. Such issues falling under this section
     (a) generally include voting: (1) for auditors and the board of directors, changes to the state of incorporation (if still incorporated in the United States), stock splits, the authorization of additional shares of common stock, staggered stock boards (if voting with management), reasonable stock option plans, director compensation and employee stock purchase plans, management proposals dealing with environmental and social issues, and share repurchases; and (2) against supermajority votes, unequal classes of common and preferred stock, the establishment of preemptive rights and the authorization of preferred stock if excessive as compared to the common stock.


b. DOMESTIC AND INTERNATIONAL NON-ROUTINE ISSUES: VOTE WITH MANAGEMENT AND CONSISTENT WITH PROXY GUIDELINES: If the issue is determined to be non-routine by the proxy analyst, a portfolio securities analyst for the relevant asset class and a Proxy Committee member will review the proxy material and recommend how to vote such proxy. If the recommendation is to vote with management and consistent with the proxy guidelines, such recommendation will be forwarded to ISS. Non-routine issues falling under this section (b) and section (c) (below) generally include golden parachutes, poison pills, environmental and social issues, severance agreements, restructurings and mergers.

c. DOMESTIC AND INTERNATIONAL NON-ROUTINE ISSUES: VOTING AGAINST MANAGEMENT OR INCONSISTENT WITH THE PROXY GUIDELINES: If (1) the issue is determined to be non-routine by the proxy analyst and either a portfolio securities analyst for the relevant asset class or the Proxy Committee member recommends a vote against management or (2) a portfolio securities analyst seeks in any case to vote contrary to the Proxy Guidelines, then at least two Proxy Committee members will review the proxy material and determine how to vote such proxy. In certain circumstances, an independent third party will be engaged to determine how to vote the proxy (see below).


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A material conflict of interest may arise in a situation where the proxy analyst or a portfolio securities analyst or a Proxy Committee member, if voting the proxy, has knowledge of a situation where either GEAM or one of its affiliates would enjoy a substantial or significant benefit from casting a vote in a particular way ("Material Conflict of Interest"). If a Material Conflict of Interest does arise, ISS (or in certain limited cases, another independent third party) will be solely responsible for voting the proxy, the Material Conflict of Interest will be documented, the Board of GEAM will be notified at the next regular Board meeting following the material conflict of interest and the Proxy Committee will be notified of such conflict at its annual meeting. In the absence of a conflict of interest or in the case of an immaterial conflict of interest, regular procedures will be followed.

MARSICO CAPITAL MANAGEMENT, LLC. It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process (such as by a decision to abstain or take no action) all proxies over which it has voting authority in the best interest of MCM's clients, as summarized here. Under MCM's investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders' best interests, MCM believes that voting proxies in the clients' best economic interest ordinarily means voting with these managements' recommendations.

Although MCM ordinarily will vote proxies with management recommendations, MCM's analysts generally review proxy proposals as part of the normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

MCM may process certain proxies in a manner other than by voting them, such as by abstaining from voting, or by taking no action on certain proxies. Some examples include, without limitation proxies issued by companies MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management, or when voting may be unduly burdensome or expensive. MCM will not notify clients of these routine abstentions or decisions not to take action.

In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's proxy voting policy and information about the voting of a client's proxies are available to the client on request.


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MCM seeks to ensure that, to the extent reasonably feasible, proxies for which
MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's proxy voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.


SSGA FUNDS MANAGEMENT, INC. The fund has delegated the voting of its proxies to its subadviser, SSgA Funds Management, Inc. ("SSgA FM"). SSgA FM has undertaken to vote proxies with respect to the fund's underlying securities holdings and retains the final authority and responsibility for such voting. SSgA FM, at the direction of the SSgA FM Investment Committee, retains an outside consulting firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process and to act as voting agent. SSgA FM has instructed the voting agent to follow the voting guidelines as set by the Investment Committee. If areas of concern are discovered, or the guidelines do not specifically address a proxy issue, the issues are examined in detail by the Investment Committee and voted as determined to be in the best interest of the fund.

SSgA FM votes in support of management on the following ballot items, which are fairly common management-sponsored initiatives: elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities, approval of auditors, directors' and auditors' compensation, directors' liability and indemnification, discharge of board members and auditors, financial statements and allocation of income, dividend payouts that are greater than or equal to country and industry standards, authorization of share repurchase programs, general updating of or corrective amendments to charter, change in corporation name, and elimination of cumulative voting.

SSgA FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes which eliminate other classes of stock and voting rights, changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization for US companies and no more than 100% of existing authorization for non-US companies, elimination of pre-emptive rights for share issuance of less than a given percentage (country specific--ranging from 5% to 20%) of the outstanding shares elimination of "poison pill" rights, stock purchase plans with an exercise price of not less that 85% of fair market value, stock option plans which are incentive based and not excessive other stock-based plans which are appropriately structured, reductions in super-majority vote requirements, and the adoption of anti-"greenmail" provisions.

SSgA FM votes against management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders, changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers, amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions, elimination of Shareholders' Right to Call Special Meetings, establishment of classified boards of directors, reincorporation in a state which has more stringent anti-takeover and related provisions, shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding, excessive compensation,


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change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered, adjournment of Meeting to Solicit Additional Votes, "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy, and proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

SSgA FM evaluates mergers and acquisitions on a case-by-case basis. Consistent with SSgA FM's proxy policy, SSgA FM supports management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA FM uses its discretion in order to maximize shareholder value. SSgA FM generally votes as follows: against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets and offers when there are prospects for an enhanced bid or other bidders, but generally votes in favor of offers that concur with index calculators treatment and the ability to meet clients' return objectives for passive funds and for proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, SSgA FM examines shareholder proposals primarily to determine their economic impact on shareholders.

SSgA FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives: requirements that auditors attend the annual meeting of shareholders; establishment of an annual election of the board of directors; mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees; mandates that amendment to bylaws or charters have shareholder approval; mandates that shareholder-rights plans be put to a vote or repealed; establishment of confidential voting; expansions to reporting of financial or compensation-related information, within reason; repeals of various anti-takeover related provisions; reduction or elimination of super-majority vote requirements; repeals or prohibitions or "greenmail" provisions; "opting-out" of business combination provisions; proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee; disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities; establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function; mandates that Audit, Compensation and Nominating Committee members should all be independent directors; mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee.

SSgA FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives: limits to tenure of directors, requirements that candidates for directorships own large amounts of stock before being eligible to be elected, restoration of cumulative voting in the election of directors, requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature, restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact, proposals which require inappropriate endorsements or corporate actions, and proposals asking companies to adopt full tenure holding periods for their executives, proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.


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From time to time, SSgA FM will review a proxy which presents a potential material conflict. As a fiduciary to its clients, SSgA FM takes these potential conflicts very seriously. While SSgA FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by SSgA FM's potential conflict, there are a number of courses SSgA FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated in SSgA FM's Policy, casting a vote which simply follows SSgA FM's pre-determined policy would eliminate SSgA FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that SSgA FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, SSgA FM may employ the services of a third party, wholly independent of SSgA FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not SSgA FM's, best interests.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS--ARIEL CAPITAL MANAGEMENT, LLC, METROPOLITAN WEST CAPITAL MANAGEMENT, LLC AND OPUS CAPITAL MANAGEMENT


ARIEL CAPITAL MANAGEMENT, LLC. Ariel Capital Management, LLC ("Ariel"), has adopted policies and procedures concerning proxies voted by Ariel on behalf of each investment advisory client who delegates proxy voting authority and delivers the proxies to Ariel. A client may retain proxy voting powers, give particular proxy voting instructions to Ariel, or have a third party fiduciary vote proxies. Ariel's Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and Ariel's internal policies and procedures.

As part of its investment process, Ariel places extraordinary emphasis on a company's management, its Board and its activities. Proxy voting is viewed as an extension of Ariel's core research efforts. Ariel looks for companies with high quality management, as represented by their industry experience, managerial track records, and their reputations within the community. Furthermore, Ariel strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally the policy of Ariel Capital Management, LLC to vote in favor of proposals recommended by the Board.

While the majority of proxies voted are routine issues, I.E., election of directors and selection of auditors, all non-routine issues are analyzed on an individual basis by the Ariel research analyst who follows the company in question. Below is a summary of the guidelines that generally guide this decision-making.

1. APPROVAL AND/OR AMENDMENTS TO EXECUTIVE COMPENSATION. Ariel recognizes the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including


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     options and restricted stock, to provide incentives to employees. In general, Ariel favors stock incentive plans as they promote employee loyalty and encourage a greater effort by those who have a vested interest in the company. Ariel endorses the ISS methodology for the analysis of an executive compensation plan and thus generally votes its proxies per their recommendation. However, Ariel reserves the right to evaluate individual plans on a case-by-case basis.


2. CLASSIFIED BOARD AND/OR STAGGERED BOARD. In general, Ariel is not opposed to classified boards.

3. WITHHOLDING BOARD AUTHORITY. In general, Ariel does not vote to withhold board authority. However, in rare instances Ariel may do so, if it is concerned that actions of senior management and the board will fail to enhance shareholder value.

4. GOLDEN PARACHUTES. Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders' return, Ariel is generally opposed to any proposal for this type of compensation.

5.   POISON PILLS. In general, Ariel opposes poison pills.

6. MERGERS/REORGANIZATIONS. Ariel strongly believes shareholders have an absolute right to vote on mergers and reorganizations. Ariel reviews each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on Ariel's view of the best long-run prospects for the company and whether the restructuring/merger is consistent with that long-run performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.

7. NORTHERN IRELAND. Ariel votes in favor of any shareholder proposal that calls for the adoption or implementation of the MacBride principles.

8. ENVIRONMENTAL. Because a company's environmental policies and record can have a substantial effect on financial performance, Ariel favors resolutions asking for a report of current environmental practices.

Ariel has established general guidelines for voting proxies on behalf of its clients. While these generally guide its decision-making, all issues are analyzed by the Ariel research analyst who follows the company. As a result, there may be cases in which particular circumstances lead Ariel to vote an individual proxy differently than otherwise stated within its general proxy voting guidelines. In such cases, Ariel will document its reasoning. Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry's regulator. In certain circumstances, this may mean that Ariel will refrain from voting shares.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, the proxy will be referred to Ariel's Proxy Resolution Committee. The Proxy Resolution Committee is charged with determining that the analysts' decisions regarding proxy voting are based on the best interests of Ariel's clients and are not the product of a conflict.

For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with Ariel or upon request.


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METROPOLITAN WEST CAPITAL MANAGEMENT, LLC. Metropolitan West Capital Management,
LLC ("MetWest Capital") will vote all proxies or act on all other actions received in a timely manner as part of its full discretionary authority over the portion of the fund's assets under its management, in accordance with its Proxy and Corporate Action Voting Policies and Procedures. Corporate actions requiring shareholder action may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.


When voting proxies or acting on corporate actions for clients, MetWest Capital's utmost concern is that all decisions be made solely in the best interest of its clients. MetWest Capital will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients' accounts.


OPUS CAPITAL MANAGEMENT. It is the policy of Opus Capital Management ("Opus") to vote all proxies in the best interest of the client. Opus exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments. Opus has adopted a set of proxy voting guidelines with the overriding principle of voting proxies in the best interest of its clients.


Opus' proxy voting guidelines recognize that the company's shareholders must have final say over how management is performing and how shareholders' rights and ownership interests are handled. In the majority of cases, Opus will vote in agreement with management's recommendations as management is often in a better position to care for day-to-day activities. However, Opus retains all rights to vote against management's recommendations and has done so in the past. If Opus deems management's recommendations to be in conflict with the best interests of the client, Opus will vote accordingly.

Opus has no historical or current conflicts of interest with clients regarding proxy voting. If a material conflict of interest does arise with a client, Opus will present information regarding the vote directly to the client. Opus will outline its proxy voting procedures and provide all information that is included in Opus' decision making process. However, if the client disagrees with Opus' proposed vote, Opus will vote according to the clients' wishes. The client holds absolute voting authority as the client is the owner of the shares.

Opus has adopted procedures so that all proxies are voted based on the recommendation of a minimum of one member of the Investment Committee.


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS--DELAWARE MANAGEMENT COMPANY, FORSTMANNLEFF, LLC AND RIVERBRIDGE PARTNERS, LLC

DELAWARE MANAGEMENT COMPANY. Delaware Management Company ("Delaware") will vote proxies on behalf of the fund pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Delaware has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Delaware's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Delaware to vote proxies in a manner consistent with the goal of voting in the best interests of the fund.

In order to facilitate the actual process of voting proxies, Delaware has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the fund and other Delaware clients and vote proxies generally in accordance with the Procedures. If a proxy has been voted for the fund, ISS will create a record of the vote. The Committee is responsible for overseeing ISS's proxy voting activities.



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The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Delaware will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Delaware will also vote against management's recommendation when it believes that such position is not in the best interests of the fund.


As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are determined on a case-by-case basis; and
(vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from the company's operations and products.


Because the fund has delegated proxy voting to Delaware, the fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, Delaware does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Delaware receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Delaware to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Delaware during the proxy voting process. In the very limited instances where Delaware is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Delaware or affiliated persons of Delaware. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund.


FORSTMANNLEFF LLC. Voting Client Proxies. Reflecting a basic investment philosophy that good management is shareholder focused, ForstmannLeff LLC ("ForstmanLeff") will generally cast proxy votes in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:


-    maintain or strengthen the shared interests of stockholders and management;

-    increase shareholder value; and

-    maintain or increase shareholder rights generally.


Proxy votes will generally be cast against proposals having the opposite effect of the above. Where ForstmannLeff perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, ForstmannLeff will generally vote against it. ForstmannLeff


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believes that means for ensuring management accountability to shareholders, in the rare cases where it is threatened, must not be compromised.

ForstmannLeff generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, ForstmannLeff's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

ForstmannLeff believes that proposals addressing strictly social or political issues that are irrelevant to the goal of maximizing the return on funds under ForstmannLeff's management. ForstmannLeff will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.

ForstmannLeff may abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

ForstmannLeff may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with its fiduciary duties, ForstmannLeff will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision takes into account the effect that the vote of its clients, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

RESOLVING CONFLICTS OF INTEREST. ForstmannLeff's Portfolio Managers/Security Analysts, with the assistance of Investor Responsibility Research Center ("IRRC") research services, developed Proxy Voting Guidelines ("Guidelines"). These Guidelines represent and provide IRRC with ForstmannLeff's pre-determined voting policy for how it wants the votes placed. ForstmannLeff may not follow these Guidelines in every situation. However, explanations will be documented and approved by a member of ForstmannLeff's Investment Committee and the Chief Operating Officer in any case where a vote is cast that deviates from the Guidelines. These Guidelines may be adjusted to address new issues that appear during the year and are also reviewed annually in their entirety.

Additionally, ForstmannLeff's Code of Ethics requires full and timely disclosure of any situation that may result in a conflict of interest or the appearance of a conflict of interest. To reinforce ForstmannLeff's commitment to avoid conflicts of interest or their appearance, rules have been adopted that ensure conflicts are avoided and fiduciary obligations are fulfilled. Further, by voting consistently with the Guidelines, ForstmannLeff believes that client proxies are at all times properly voted.

ForstmannLeff reviews each proxy to assess the extent, if any, to which there may be a material conflict between the interests of its clients on the one hand and ForstmannLeff's interests (including those of affiliates, directors, officers, employees and other similar persons) on the the other hand (a "potential conflict"). ForstmannLeff performs this assessment on a proposal-by-proposal basis and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If ForstmannLeff determines that a potential conflict may exist, it shall be reported to the Management/Executive Committee, or some form of sub-committee established for the purpose of evaluating Proxy Policies/Procedures ("Committee"). The Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of clients (excluding any client that may have



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a potential conflict). Without limiting the generality of the foregoing, the
Committee may resolve a potential conflict in any of the following manners:


- If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, ForstmannLeff may vote the proxy in accordance with such pre-determined and policies and guidelines, provided that such pre-determined policy involves little discretion on the part ForstmannLeff;

- ForstmannLeff may disclose the potential conflict to clients and obtain the consent of a majority in interest of clients before voting in the manner approved by a majority in interest of clients;

- ForstmannLeff may engage an independent third-party to determine how the proxy should be voted; or

- ForstmannLeff may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

ForstmannLeff will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the senior portfolio managers actually knew or reasonably should have known of the potential conflict.


RIVERBRIDGE PARTNERS, LLC. It is the policy of Riverbridge Partners, LLC ("Riverbridge") to vote all proxies for the exclusive benefit of the accounts whose assets it manages. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations.

The purposes of Riverbridge's proxy voting procedures is to ensure that Riverbridge fulfills its responsibilities to clients in connection with the analysis of proposals submitted by corporate management and others to shareholders for approval, and properly executes and delivers proxy ballots in connection therewith.


Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge will generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. Riverbridge will cast votes solely in the interest of maximizing assets over the long term for social and corporate responsibility issues.

In the above-indicated situations and those of similar import to shareholders, Riverbridge's Investment Team will be responsible for making the decision on how securities will be voted in Riverbridge's model portfolios. Securities in client accounts that are not held in Riverbridge's model portfolios will be voted based on recommendations received by an outsourced proxy research firm. Their recommendations will be based on Riverbridge's proxy voting guidelines.



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In the rare case that Riverbridge may face a conflict of interest (such as voting on a security held in a company where Riverbridge also manages that company's pension assets), Riverbridge will vote solely in the interest of maximizing account value over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and Riverbridge's proxy votes as they relate to this security.

The Investment Team will identify any material conflicts of interest that exist. Examples of potential conflicts include: Riverbridge manages money for a pension fund of a corporation and also invests in the security of that corporation; an officer or director of a corporation in which Riverbridge invests is also a client of Riverbridge; a principal of Riverbridge has a personal relationship with an officer or director of a corporation in which Riverbridge invests that would bias Riverbridge's ability to vote without conflict; Riverbridge has a financial interest in the outcome of a proxy vote. If the Investment Team does not vote unanimously on a proxy vote with a material conflict of interest, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.


UBS PACE INTERNATIONAL EQUITY INVESTMENTS--MARTIN CURRIE INC., MONDRIAN INVESTMENT PARTNERS LIMITED AND J.P. MORGAN INVESTMENT MANAGEMENT INC.

MARTIN CURRIE, INC. Martin Currie, Inc. ("Martin Currie") has adopted a Statement of Policies and Procedures for Voting Proxies (the "Policies and Procedures") to ensure compliance with its fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law. The Policies and Procedures do not apply to any client who has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party.

PROXY VOTING POLICIES. Martin Currie has delegated voting proxies to a third party, Institutional Shareholder Services ("ISS"). ISS votes in line with its voting policy, which Martin Currie has reviewed. This policy is in line with Martin Currie's Policies and Procedures. Martin Currie recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of its investment process, it takes into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company. As set out in the Policies and Procedures, it is Martin Currie's general policy to support management of the companies in which it invests, and ISS, on Martin Currie's behalf, will generally cast votes in accordance with management's proposals. However, Martin Currie reserves the right to depart from this policy in order to avoid voting decisions that it believes may be contrary to its clients' best interests.

The Policies and Procedures also contain proxy voting policies relating to specific issues, such as: the election of directors; the appointment of auditors; changes to a company's charter, articles of incorporation or bylaws; corporate restructurings, mergers and acquisitions; transparency and accountability in corporate governance; proposals regarding social, political and environmental issues; and executive compensation. Martin Currie applies these proxy voting policies flexibly and reserves the right to vote contrary to the policies when it believes they may be contrary to its clients' best interests.

Martin Currie is a global investment manager, and it invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the US or developed countries.

PROXY VOTING PROCEDURES. ISS is responsible for voting proxies on behalf of Martin Currie. Martin Currie's Middle Office team is responsible for communicating with ISS, reviewing ISS's voting policy annually to ensure that it continues to comply with the Policies and Procedures, liaising as required with the Product Managers and/or the Proxy Voting Committee. The Product Managers are still responsible for evaluating proxies and communicating with the Middle Office team if they wish to vote in a manner


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contrary to the general principles of the Policies and Procedures. The Proxy
Voting Committee, which comprises senior investment personnel and representatives of the Legal, Risk & Compliance Team, regularly reviews the proxy policies and considers specific proxy voting matters in certain situations.

CONFLICTS OF INTEREST. Martin Currie recognizes that there is a potential conflict of interest when it votes a proxy solicited by an issuer with whom it has a material business or personal relationship that may affect how it votes on the issuer's proxy. As a third party is voting according to a set voting policy, Martin Currie believes that a conflict of interest will not exist where ISS votes in accordance with that voting policy. If Martin Currie instructs ISS to vote contrary to its policy, oversight by the Proxy Voting Committee will ensure that proxies are voted with only its clients' best interests in mind. In order to avoid any perceived conflict of interests, procedures have been established for use when proxy votes are issued by existing clients or where Martin Currie holds a significant voting percentage of the company and where ISS have been instructed to vote contrary to its voting policy.

PROXIES OF CERTAIN NON-US ISSUERS. Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Martin Currie has determined that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. It has therefore taken the decision not to vote in such countries unless the Product Manager specifically wishes to do so.

AVAILABILITY OF POLICIES AND PROCEDURES. Clients may obtain a copy of the Policies and Procedures by contacting the Client Services Team at Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES, Scotland, UK, tel. 011-44-131-229-5252, fax 011-44-131-222-2527 or email
clientservices@martincurrie.com.

MONDRIAN INVESTMENT PARTNERS LIMITED. The fund has formally delegated to its investment adviser, Mondrian Investment Partners Limited ("Mondrian"), the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. Mondrian will vote proxies on behalf of the fund pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Mondrian has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Mondrian's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of the fund. In order to facilitate the actual process of voting proxies, Mondrian has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the fund and other Mondrian clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the fund, ISS will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis beginning no later than August 31, 2004. The Committee is responsible for overseeing ISS's proxy voting activities for Mondrian's clients. The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Mondrian will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Mondrian will also vote against management's recommendation when it believes that such position is not in the best interests of the fund. As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote


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against proposals to require a supermajority shareholder vote; (iii)
generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable;
(vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms;
(viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients. Because the fund has delegated proxy voting to Mondrian, the fund obviously does not encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. Mondrian does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Mondrian receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Mondrian to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian during the proxy voting process. In the very limited instances where Mondrian is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS's original recommendation.

J.P. MORGAN INVESTMENT MANAGEMENT INC. As an investment adviser, J.P. Morgan Investment Management Inc. ("J.P. Morgan") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, J.P. Morgan and its affiliated advisers have adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

J.P. Morgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That


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process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by J.P. Morgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS--MONDRIAN INVESTMENT PARTNERS AND GARTMORE GLOBAL PARTNERS

MONDRIAN INVESTMENT PARTNERS LIMITED. The fund has formally delegated to its investment adviser, Mondrian Investment Partners Limited ("Mondrian"), the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. Mondrian will vote proxies on behalf of the fund pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Mondrian has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Mondrian's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of the fund. In order to facilitate the actual process of voting proxies, Mondrian has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the fund and other Mondrian clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the fund, ISS will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis beginning no later than August 31, 2004. The Committee is responsible for overseeing ISS's proxy voting activities for Mondrian's clients. The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Mondrian will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Mondrian will also vote against management's recommendation when it believes that such position is not in the best interests of the fund. As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients. Because the fund has delegated proxy voting to Mondrian, the fund obviously does not encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. Mondrian does have a section in its Procedures that addresses the possibility of conflicts of interest.

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Most proxies which Mondrian receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Mondrian to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian during the proxy voting process. In the very limited instances where Mondrian is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS's original recommendation.


GARTMORE GLOBAL PARTNERS. The corporate governance policy of Gartmore Global Partners ("GGP") is intended to give GGP's clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients' votes at company meetings. This document only summarises GGP's position and for a fuller understanding reference must be made to GGP's full corporate governance statement


CORPORATE GOVERNANCE. Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders.


Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. GGP takes into account the corporate cultures of different countries but aims to apply the same principles.

GGP'S POSITION. Voting rights are part of the value of an investment and to be used constructively in Gartmore's clients' best interest.

GGP aims to vote at General Meetings of companies in which it invests but recognises the practical difficulties which may prevent this in some markets.

GGP supports good practice in business and endorses the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.


VOTING GUIDELINES. Shareholder rights--should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

-    Capital issue and repurchase should be on equal terms to all holders.


- Decisions on take-over bids are based on the long-term interests of GGP's clients. Anti-take-over devices should not be used to shield management from accountability.


- Board Structure--there should be sufficient independent non-executives to balance executive management.

- Chairman and Chief Executive--these significantly different roles should be separated to prevent undue concentration of power within the company.


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-    Board Committees--strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

- Service contracts--should not be of excessive length or used to shield executives who do not perform.

- Re-election--all directors should be required to stand for re-election at regular intervals, at least every 3 years.


- Incentive schemes--share based remuneration schemes should be subject to shareholder approval. GGP favours schemes which include challenging performance criteria.

GGP's procedures. GGP has a specialist corporate governance function which is responsible for developing and executing policy on behalf of GGP's clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for an investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating a response to controversial issues.

Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

Conflicts of interest. GGP recognises that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies.


Some of these potential conflicts of interest include, but are not limited to,


- where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favour of the management of such a company may harm GGP's (or an affiliate's) relationship with the company

- where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for the proponent

- where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders.


Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long term interests of clients as a whole. These arrangements may include:

- referring decisions to a senior manager unconnected with the day to day management of the fund concerned

-    using the advice of an outside body

-    approaching clients directly.


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In order to avoid even the appearance of impropriety, in the event that GGP (or an affiliate) manages assets for a company, its pension plan, or related entity, GGP will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of its clients.


UBS PACE REAL ESTATE SECURITIES INVESTMENTS--GOLDMAN SACHS ASSET MANAGEMENT,
L.P.


GOLDMAN SACHS ASSET MANAGEMENT, L.P. Goldman Sachs Asset Management, L.P. ("GSAM") has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which GSAM has voting discretion, including the fund. Under the Policy, GSAM's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide GSAM in voting proxies, and not necessarily in making investment decisions. Senior management of GSAM will periodically review the Policy to ensure that it continues to be consistent with GSAM's guiding principles.

Public Equity Investments.

To implement these guiding principles for investments in publicly-traded equities, GSAM follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is GSAM's policy generally to follow the Guidelines and recommendations from ISS, GSAM's portfolio management team ("Portfolio Management Team") retains the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Team is also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting GSAM in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by GSAM to determine whether they are consistent with GSAM's guiding principles. ISS also assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS.

GSAM has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include GSAM's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the


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establishment of information barriers between GSAM and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the fund's managers based on their assessment of the particular transactions or other matters at issue.


UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS--ANALYTIC INVESTORS, INC. AND WELLINGTON MANAGEMENT COMPANY, LLP

ANALYTIC INVESTORS, INC. Analytic Investors, Inc. ("Analytic Investors") assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.


PROXY OVERSIGHT COMMITTEE. Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee") to oversee the proxy voting process. The Committee consists of the Chief Investment Officers, the Chief Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").


PROXY VOTING SERVICE. The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines.

CONFLICTS OF INTEREST. Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies; or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company; or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification of the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest; (ii) whether or not the conflict is material; (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients; and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy


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Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

VOTING GUIDELINES. Analytic Investors has reviewed the Proxy Service's voting recommendations and has determined that the policy provides guidance in the best interest of its clients.

PROXY VOTING RECORD. The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote, (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT. Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

RECORDKEEPING. Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

- Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service;

- Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors);

-    Records of votes casted on behalf of clients;

-    Records of written client requests for voting information;

- Records of written responses from Analytic Investors to both written and verbal client requests; and

- Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

WELLINGTON MANAGEMENT COMPANY, LLP. The fund has granted to Wellington Management Company, LLP ("Wellington Management") the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Global Proxy Policies and Procedures. The Global Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on Wellington Management's assessment of the merits of each proposal.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Corporate Governance Committee sets standards for identifying material conflicts

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based on client, vendor and lender relationships. Proxy votes for which
Wellington Management identifies a material conflict are reviewed by designated members of the Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.


Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a fund due to factors including: securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials and/or excessive costs.

PERSONAL TRADING POLICIES. The funds, UBS Global AM (investment manager and principal underwriter for the funds) and the investment advisors have each adopted a code of ethics under Investment Company Act Rule 17j-1, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.


Portfolio managers (for each fund except UBS PACE Money Market Investments)


UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC FIXED INCOME INVESTMENTS--PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

The portfolio managers for UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments are W. Scott Simon and William C. Powers. Mr. Simon joined Pacific Investment Management Company LLC ("PIMCO") in 2000 and Mr. Powers joined PIMCO in 1991.

The following table provides information relating to other accounts managed by
W. Scott Simon as of July 31, 2006:


                                             REGISTERED            OTHER POOLED
                                        INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                        --------------------   -------------------   --------------
Number of Accounts Managed                            4                    7                  23
Number of Accounts Managed with
   Performance-Based Advisory Fees                    0                    1                   8
Assets Managed (in millions)                  $14,704.8             $2,248.3            $9,079.3
Assets Managed with Performance-Based
   Advisory Fees (in millions)                        0             $  343.2            $3,778.3


The following table provides information relating to other accounts managed by William C. Powers as of July 31, 2006:


                                             REGISTERED            OTHER POOLED
                                        INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                        --------------------   -------------------   --------------
Number of Accounts Managed                        0                        14                  41
Number of Accounts Managed  with
   Performance-Based Advisory Fees                0                         3                  10
Assets Managed (in millions)                      0                  $2,453.7           $14,955.9
Assets Managed with Performance-Based
   Advisory Fees (in millions)                    0                  $1,127.5           $ 6,703.7

POTENTIAL CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

KNOWLEDGE AND TIMING OF FUND TRADES.--A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of the Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES.--A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement its general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES.--A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

COMPENSATION. PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS.--Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

- 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

- Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

-    Amount and nature of assets managed by the portfolio manager;

- Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

- Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

- Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

-    Contributions to asset retention, gathering and client satisfaction;

-    Contributions to mentoring, coaching and/or supervising; and

-    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES.--Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN.--Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION.--In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, the portfolio managers owned no shares of the funds.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS--BLACKROCK FINANCIAL MANAGEMENT, INC.


BlackRock uses a team approach in the management of the fund's portfolio. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Intermediate Bond Portfolio are Keith Anderson and Scott Amero. Messrs. Anderson and Amero lead BlackRock's Fixed Income Team, which consists of 94 portfolio managers including nine lead sector specialists in the major fixed-income sectors, as well as 50 credit research analysts and substantial quantitative research analysts.


The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the Portfolio utilizing BlackRock's risk management analytics to regularly evaluate the composition of the Portfolio.

The following tables provide information relating to other accounts managed by Scott Amero and Keith Anderson as of July 31, 2006:

SCOTT AMERO


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                            30                    46                 367
Number of Accounts Managed
   with Performance-Based Advisory Fees                0                     4                  21
Assets Managed (in millions)                     $18,300               $14,800            $108,700
Assets Managed with Performance-Based
   Advisory Fees (in millions)                         0               $ 2,900            $  6,100

KEITH ANDERSON


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                            25                    38                 373
Number of Accounts Managed
   with Performance-Based Advisory Fees                0                     4                  20
Assets Managed (in millions)                     $15,700               $13,900            $108,000
Assets Managed with Performance-Based
   Advisory Fees (in millions)                         0               $ 2,900            $  5,900


POTENTIAL CONFLICTS OF INTEREST. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements. Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Portfolio, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. Finally, Messrs. Amero and Anderson manage certain accounts (including hedge funds) that are subject to a performance fee.

COMPENSATION. BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources.

Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

LONG-TERM RETENTION AND INCENTIVE PLAN (LTIP)--The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Messrs. Amero and Anderson have received awards under the LTIP.

DEFERRED COMPENSATION PROGRAM--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including certain of the portfolio managers, is mandatorily deferred in a similar manner for a number of years.

OPTIONS AND RESTRICTED STOCK AWARDS--While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero and Anderson have been granted stock options in prior years, and Messrs. Amero and Anderson participate in BlackRock's restricted stock program.

INCENTIVE SAVINGS PLANS--The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Messrs. Anderson and Amero, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Aggregate Index). In addition, some of the annual incentive compensation of Mr. Anderson and Mr. Amero may include a portion of the performance fees paid by certain accounts and funds that they manage. The fund's annual pre-tax performance is a factor in determining the incentive compensation.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, the end of the Portfolio's most recently completed fiscal year, the portfolio managers did not own shares of the fund's shares.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS--STANDISH MELLON ASSET MANAGEMENT COMPANY LLC


Christine L. Todd is primarily responsible for the day-to-day management of UBS PACE Municipal Fixed Income Investments and serves as the portfolio manager for the fund. She has held her fund responsibilities with either Standish Mellon or its predecessor since June 1, 2000. Ms. Todd is an executive vice president of Standish Mellon and joined Standish Mellon's predecessor in 1995.


The following table provides information relating to other accounts managed by Christine Todd as of July 31, 2006:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                          0                      1                  18
Number of Accounts Managed
   with Performance-Based Advisory Fees             0                      1                   0
Assets Managed (in millions)                        0                    $25                 $ 4
Assets Managed with Performance-Based
   Advisory Fees (in millions)                      0                     25                   0


POTENTIAL CONFLICTS OF INTEREST

- When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Standish Mellon does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Standish Mellon has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

- A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Standish Mellon has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

- A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Standish Mellon generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Standish Mellon will place the order in a manner intended to result in as favorable a price as possible for such client.

- A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Standish Mellon receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation" below.

- A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Standish Mellon imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

- If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or the account that is short. In making portfolio manager assignments, Standish Mellon seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

COMPENSATION. Each Standish Mellon portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentivecompensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on pre-tax product performance relative to both benchmarks and peer comparisons, as selected by McLagan Partners, and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's Elective Deferred Compensation Plan.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, Christine Todd owned no shares of the fund.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS--FISHER FRANCIS TREES & WATTS, INC. AND ROGGE GLOBAL PARTNERS PLC.

FISHER FRANCIS TREES & WATTS INC.

Fischer Francis Trees & Watts ("FFTW") uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of UBS PACE Global Fixed Income Investment's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific fund investments. The fund's portfolio manager is Richard Williams.

The following table provides information relating to other accounts managed by Richard Williams as of July 31, 2006:


                                                        OTHER
                                        REGISTERED     POOLED
                                        INVESTMENT   INVESTMENT     OTHER
                                         COMPANIES    VEHICLES    ACCOUNTS
                                        ----------   ----------   --------
Number of Accounts Managed                    18          0            45
Number of Accounts Managed with
   Performance-Based Advisory Fees             3          0            14
Assets Managed (in millions)              $3,839          0        $8,997
Assets Managed with Performance-Based
   Advisory Fees (in millions)            $  503          0        $4,308


POTENTIAL CONFLICTS OF INTEREST. Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and other accounts are minimized at FFTW by the FFTW's investment management decision-making process and trade allocation policy.

Investment decisions are executed by FFTW Market Specialists, the Investment Strategy Group ("ISG") and the specific portfolio team assigned to a client portfolio. Market Specialists are the first and last steps in the investment decision making process. In the first step, senior Market Specialists provide input to the ISG regarding specific investment themes relating to each sector of specialization, which include interest rate management, corporate credit, structured credit and foreign exchange. The ISG meets weekly to identify fixed income sectors that offer the highest relative value over a three to six month horizon and concludes with definitive positive/negative recommendations for sectors. Each portfolio is assigned a Portfolio Manager who is responsible for assuring the implementation of the sector biases of the ISG. These sector biases are expressed in terms of risk exposures relative to a benchmark. A Client Portfolio Manager is responsible for setting a Portfolio's risk parameters at the Portfolio's inception, based upon the Portfolio's specific investment guidelines and overall risk preferences, and is responsible for monitoring the portfolio's compliance with such parameters. In the last step, Market Specialists decide when to add or subtract investment exposure within a sub-sector and when to execute buy/sell recommendations for individual securities, all consistent with the recommendations of the ISG. This process ensures that investment decisions for specific portfolios are consistent with the firm's overall strategy, taking into account the individual portfolio's benchmark, risk parameters and investment guidelines.


In addition, when possible, FFTW executes trades on behalf of all similarly managed accounts within a product group on a block basis. Block transactions are allocated fairly and equitably across all participating accounts utilizing an automated, non-preferential proprietary trade execution system that allocates the trades according to each participating portfolio's size and risk profile. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.


Trade allocation and best execution is monitored and reviewed on a quarterly basis as part of the Compliance Monitoring Program, which is carried out independently by FFTW's Risk Oversight Group. This review takes into consideration FFTW's trading procedures and the nature of the fixed income markets. Trade execution prices for a sample of tickets are compared with an independent source. An explanation is sought from the Market Specialist in case of significant variance between the trade execution price and the independent source. A report is issued to senior management on a quarterly basis. Diversions from FFTW's policy to allocate investment opportunities fairly and equitably across all participating accounts would be identified during this review.


COMPENSATION. FFTW aims to provide all staff with total compensation packages competitive with the applicable local market (New York, London, Tokyo and Singapore). As described below, compensation is based on a combination of individual, team and firm performance. Where possible, quantifiable goals are established; actual performance is then assessed against these goals, and total compensation is determined. To benchmark performance, FFTW uses information provided by search firms, on-line hiring recruiters, surveys, head hunters and market information.

There are three standard components to the remuneration structure for the professional staff: salary, discretionary bonus and profit sharing. Retention of senior members of the staff, including key investment professionals, is enhanced by the potential to participate in FFTW's Long Term Equity Incentive Program ("LTEIP"). The LTEIP is a synthetic equity program which allows its participants to share in the increase in the value of FFTW based upon the growth in the firm's profitability.


A significant portion of remuneration is variable compensation, which is dependent on investment results and value-added results for clients, and on other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to be paid to all qualified employees; for the more senior professionals, the overall profitability of the firm becomes increasingly important to overall compensation levels.

Individual and team performance are evaluated in absolute terms for total return strategies and in terms of excess return compared to the benchmark for those strategies managed against a market benchmark, which comprises the bulk of the firm's portfolios. The market benchmark for each portfolio is identified in the Prospectus. All portfolios are managed within predefined tracking volatility parameters, and have a volatility target, a return target and as a result an expected information ratio. All of these targets are taken into account when evaluating investment professionals. Return relative to peers is taken into account but is given less importance than the parameters detailed above. The risks taken to achieve performance are carefully monitored on an ongoing basis as each of FFTW's clients has a tracking error target. Any deviation from this target is monitored by the Chief Investment Officer, the product teams and the client portfolio managers to ensure that neither too much nor too little risk is taken in a portfolio. FFTW actively participates in a number of compensation surveys on a global basis, the most significant being the survey conducted by McLagan Partners, which provides compensation information with an in-depth financial services industry focus. The survey information enables FFTW to assess market pay and performance information from a competitive perspective in order to identify compensation trends, market opportunities and business improvement opportunities thereby enabling FFTW to remain competitive in regards to its competitors. While the McLagan survey is often broader in scope then FFTW's immediate peers, FFTW works with McLagan Partners to tailor the survey information against a specific peer group in order to compare FFTW to firms of similar size. Compensation is based according to different quartiles identified in the survey information. Exceptional performance gets compensated in the top quartile for the respective position and average performance is compensated in lower quartiles.


FFTW manages both long-only portfolios and long-short or alternative investment products. Specifically, FFTW manages two relative value strategies through two alternative investment vehicles as well as in separate institutional accounts. FFTW offers a variety of fee schedules for its investment products which include both performance and management fees, where appropriate. Investment professionals are compensated based upon the totality of all client portfolios for which they exercise investment authority. Factors such as varying fee structures, complexity of investment advice and allocation of resources are considered in determining an individual's compensation. Shareholder/Managing Directors receive discretionary bonuses, which are funded in part from revenue generated from certain accounts for which performance fees are paid. This could create a potential conflict in the management of non-performance fee accounts, including the fund.


To address these potential conflicts, FFTW's investment decision-making and trade allocation policies and procedures are designed to ensure that none of its clients are disadvantaged in its management of accounts. Additionally, FFTW's internal controls are tested on a routine schedule as part of its Global Compliance Monitoring Program and, annually, the firm engages its external auditor to perform a SAS 70 review.


Measurement periods are annual, although salary increases and bonuses are paid at different times of the year. All investment professional's compensation is determined by senior management, upon assessing personal achievement, collective goals and objectives, and overall profitability of the firm.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of the portfolio managers owned any shares of the fund.

ROGGE GLOBAL PARTNERS PLC.

Rogge Global Partners uses a team approach in the management of all accounts. Rogge Global Partners' senior portfolio managers are Olaf Rogge, John Graham, Richard Bell, Adrian James,


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Malie Conway and Richard Gray, each of whom serves as a portfolio manager for
UBS PACE Global Fixed Income Investments.

The following table provides information relating to other accounts managed collectively by the portfolio managers in the Rogge Global Partners' investment team as of July 31, 2006:


                                                        OTHER
                                        REGISTERED     POOLED
                                        INVESTMENT   INVESTMENT     OTHER
                                         COMPANIES    VEHICLES    ACCOUNTS
                                        ----------   ----------   --------
Number of Accounts Managed                    4            6            78
Number of Accounts Managed with
   Performance-Based Advisory Fees            0            0             8
Assets Managed (in millions)               $854         $595       $18,459
Assets Managed with Performance-Based
   Advisory Fees (in millions)                0            0       $ 2,788


POTENTIAL CONFLICTS OF INTEREST. The management of a fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the team must allocate time and investment expertise across multiple accounts, including the fund. Rogge Global Partners' portfolio managers are permitted to manage the assets of both long only funds and funds that permit shorting (E.G., hedge funds), which could create a potential conflict of interest. In order to deal with this type of situation, however, permission to manage the assets of both types of funds is only granted subject to the strict rules and guidance detailed below.

RULES:

1. All client transactions must be conducted in accordance with Rogge Global Partners' Allocation Procedures.

2. All client transactions must be conducted in accordance with Rogge Global Partners' Market Timing Procedures.

3. While the varying investment restrictions prescribe that different accounts may have different positions in certain issues, it is not permitted for accounts to hold "opposing" positions. Opposing positions are defined as one or more accounts holding a long positions at the same time that one or more accounts holds a short position.

4. Remuneration of staff involved in such management must be structured so as not to cause conflict.

MONITORING:

1.   The compliance team will monitor all trading activity.

2. Focused reporting and controls have been established to look at the following specific aspect of trading activity:

     a.   Timing of trades for different accounts in the same issue/issuer;

     b.   Fair and timely allocation of trades;

     c.   Dealing prices of trades;


                                                                             151

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     d.   Relative positions of holdings; and

     e.   New issue allocation.

REPORTING:

1. Reporting will be on a trade by trade basis and in the form of exception reporting.

2. All reports are to be maintained in an accessible format for at least 6 years.

3. Exceptions must be signed off on by the compliance team following reasonable justification from the relevant portfolio manager. Where reasonable justification is not provided, the Compliance Director shall be informed and appropriate action taken.

4.   All reporting will be available for discussion at board meetings.

COMPENSATION. The overriding factor in determining compensation for Rogge Global Partners professionals is the profitability of the firm. Since all portfolios are managed on a team basis, there is much more emphasis put on sharing profits than on a fixed incentive compensation plan. The percentage of compensation derived from base salary and profit sharing may vary widely from year to year. Bonuses are paid based on Rogge Global Partners' profitability and the contribution of each individual in achieving clients' objectives, maintaining client relationships and improving profitability. There are no formal weightings used to determine compensation based on these factors. Employees are reviewed individually on a case-by-case basis and all employees participate in profit sharing and may receive an individual performance-related bonus. Rogge Global Partners' fixed compensation structure is in line with industry norms, but the emphasis on sharing profits and actual shared ownership provides exceptionally attractive incentives to share in the growth and success of the firm.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of Rogge Global Partners' portfolio managers owned any shares of the fund.

UBS PACE HIGH YIELD INVESTMENTS--MACKAY SHIELDS LLC

MacKay Shields uses a team approach in managing its portion of the fund's portfolio. The portfolio managers for UBS PACE High Yield Investments are Dan Roberts, Lou Cohen, Taylor Wagenseil and Michael Kimble.

The following table provides information relating to other accounts managed by the MacKay Shields' High Yield Active Core team led by Dan Roberts as of July 31, 2006:


                                                        OTHER
                                        REGISTERED     POOLED
                                        INVESTMENT   INVESTMENT     OTHER
                                         COMPANIES    VEHICLES    ACCOUNTS
                                        ----------   ----------   --------
Number of Accounts Managed                   0              2           19
Number of Accounts Managed with
   Performance-Based Advisory Fees           0              1            1
Assets Managed (in millions)                 0          $88.5     $3,027.8
Assets Managed with Performance-Based
   Advisory Fees (in millions)               0          $71.7     $   69.8



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POTENTIAL CONFLICTS OF INTEREST. The following is summary of MacKay Shields'
Compliance Manual, which contains the policies and procedures employed to identify and manage actual or potential conflicts of interest between clients.

Certain portfolio managers (other than those that manage this fund) who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging.

To address potential conflicts of interest between the clients and the adviser, NYLIM and MacKay Shields have developed Allocation Procedures, a Code of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Adviser has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the funds and other accounts managed.

COMPENSATION. In an effort to retain key personnel, NYLIM and MacKay Shields have structured compensation plans for portfolio managers and other key personnel that they believe are competitive with other investment management firms.

NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool that is generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a portfolio and other accounts.

MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of the fund's portfolio managers owned shares of the fund.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS--INSTITUTIONAL CAPITAL CORPORATION, SSGA FUNDS MANAGEMENT, INC. AND WESTWOOD MANAGEMENT CORP.

INSTITUTIONAL CAPITAL CORPORATION.

As described in the Prospectus under "Investment Team," each fund portfolio manager listed below is jointly responsible for the day-to-day management of the portion of UBS PACE Large Co Value Equity Investments allocated to ICAP, and is primarily responsible for the day-to-day management of the other accounts set forth in the following table.

The following table provides information relating to other accounts managed collectively by Robert H. Lyon, Gary S. Maurer, Jeffrey A. Miller, Kathleen C. Pease, Jerrold K. Senser, Andrew P. Starr, William Van Tuinen, Thomas R. Wenzel as of July 31, 2006:


                                                        OTHER
                                        REGISTERED     POOLED
                                        INVESTMENT   INVESTMENT     OTHER
                                         COMPANIES    VEHICLES    ACCOUNTS
                                        ----------   ----------   --------
Number of Accounts Managed                    17           4          145
Number of Accounts Managed with
   Performance-Based Advisory Fees             0           0            8
Assets Managed (in millions)              $6,152      $827.4       $    8
Assets Managed with Performance-Based
    Advisory Fees (in millions)                0           0       $683.9


POTENTIAL CONFLICTS OF INTEREST. Individual fund managers may manage multiple accounts for multiple clients. In addition to the fund, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by ICAP's compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities.


COMPENSATION. Compensation for key investment professionals consists of a competitive base salary and an annual cash bonus. A compensation committee reviews and determines compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual pre-tax performance of that sector in the S&P 500 is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year, although the base salary is subject to periodic review throughout the year.


OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of the portfolio managers own shares of the fund.

SSGA FUNDS MANAGEMENT, INC.


SSgA FM uses a team approach in managing its portion of the fund's portfolio. James M. Johnson is primarily responsible for the day-to-day management of SSgA FM's portion of the fund's portfolio. The following table provides information relating to other accounts managed by SSgA FM's U.S. Active Quantitative Equity Team as of July 31, 2006:



                                                        OTHER
                                        REGISTERED     POOLED
                                        INVESTMENT   INVESTMENT     OTHER
                                         COMPANIES    VEHICLES    ACCOUNTS
                                        ----------   ----------   --------
Number of Accounts Managed                     9           12          24
Number of Accounts Managed with
   Performance-Based Advisory Fees             0            0           0
Assets Managed (in millions)              $1,300       $1,920      $2,990
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0            0           0


POTENTIAL CONFLICTS OF INTEREST. A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or
(b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees--the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

COMPENSATION. The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the site of the pool available for the compensation. SSgA FM is part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of SSgA FM's portfolio managers owned any shares of the UBS funds.


All employees must pre-clear and report transactions in any funds advised or sub-advised by SSgA FM using SSgA FM's automated personal trading system (StarCompliance). In addition, all holdings in funds advised or sub-advised by SSgA FM are subject to a ninety (90) day holding period.


WESTWOOD MANAGEMENT CORP.

Susan M. Byrne, CIO and Chairman of the Board of Westwood Management Corp. ("Westwood"), is the portfolio manager responsible for the day-to-day management of Westwood's share of the assets of UBS PACE Large Co Value Equity Investments. Ms. Byrne has held her fund responsibilities since July 1, 2000.

The following table provides information relating to other accounts managed by Susan M. Byrne as of July 31, 2006:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                            9                     12                  63
Number of Accounts Managed
   with Performance-Based Advisory Fees               0                      0                   0
Assets Managed (in millions)                     $525.2                 $976.9            $2,800.5
Assets Managed with Performance-Based
   Advisory Fees (in millions)                      N/A                    N/A                 N/A


POTENTIAL CONFLICTS OF INTEREST. Westwood does not currently accept performance based fees for the accounts that it manages. There are no material conflicts between the investment strategies of the fund and these accounts.

Portfolio managers at Westwood typically manage multiple accounts in a given investment strategy. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Westwood has established policies and procedures designed to address these potential material conflicts as described below.

PERFORMANCE BASED FEES: Westwood does not currently accept performance-based fees for the accounts that it manages.


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

TRADE ALLOCATION: Westwood manages all accounts using a model portfolio and investment decisions are allocated across all accounts in the strategy, which minimizes any potential conflicts of interest that may arise when managing multiple accounts. Westwood also has written policies and procedures that prohibit any allocation of trades in a manner such that Westwood's proprietary accounts, affiliated accounts, or any particular client(s) or group of clients would receive more favorable treatment than other client accounts.

IPOS: Westwood rarely, if ever, obtains access to a sufficient number of IPO shares so as to make a material allocation of such shares among all, or even many, of its client accounts for which such investments otherwise might be appropriate. However, to the extent practicable, Westwood's policy requires that IPO shares be allocated on a PRO RATA basis among applicable accounts. Where PRO RATA distribution is not practicable, Westwood's will seek to make a fair and equitable allocation taking into consideration such factors as:

-    The investment objective, policies and strategy of the account;

- The appropriateness of the investment to an account's time horizon and risk objectives;

- Existing levels of account ownership in the investment and in similar securities; and

-    The immediate availability of cash or buying power to fund the investment.

RESEARCH: Westwood may pay a brokerage commission in excess of that which another broker-dealer may charge for effecting the same transactions in recognition of the value of brokerage and research services provided by or through the broker-dealer. Westwood will make a good faith determination that the amount of commissions paid is reasonable in relation to the value of brokerage and research services provided. Westwood intends to use soft dollars only for those products and services that fall within the Section 28(e) safe harbor. Westwood generally will only use soft dollars for brokerage and research related products and services. Non-brokerage and non-research products and services received by Westwood from broker-dealers in connection with client trades will be paid for directly by Westwood.

MONITORING: In addition, Westwood has established various committees with the responsibility for monitoring a variety of areas, including compliance with primary Fund guidelines, best execution, the allocation of securities, employee trading and compliance with its Code of Ethics.

COMPENSATION. Westwood's professionals have three components of compensation: base salary, cash incentive and equity-based incentive compensation. Cash bonus awards are determined at year-end and are paid the following January. Equity-based compensation awards, which currently consist of time vested restricted stock, are granted at mid-year and vest over a four year period from the date of grant. Merit-based salary increases are awarded at mid-year as well. The benefit package also includes a 401(k) plan with employer matching, employer-subsidized health insurance, employer-paid life insurance and employer-paid short and long-term disability insurance.

The compensation committee of Westwood Holdings Group, Inc. annually reviews all forms of compensation for all employees of the company. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. A major component of this evaluation is the performance of stock recommendations for research analysts and portfolio performance, dispersion and other quantitative measures for portfolio managers.

Compensation is based on pre-tax performance, and the relevant benchmark is the Russell 1000 Value. Westwood measures the performance period on 1-, 3- and 5-year intervals, and places more emphasis on shorter time periods than longer time periods. The restricted stock incentive program includes all employees across the organization. As a result, everyone at the firm is an owner. This program ensures that Westwood's employees' interests are closely aligned with those of its shareholders and clients.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, Susan M. Byrne did not own shares of the fund.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS--GE ASSET MANAGEMENT INCORPORATED, MARSICO CAPITAL MANAGEMENT AND SSGA FUNDS MANAGEMENT INC.

GE ASSET MANAGEMENT INCORPORATED.

David B. Carlson is the portfolio manager and is primarily responsible for the day-to-day management of UBS PACE Large Co Growth Equity Investments Fund's assets allocated to GE Asset Management Incorporated ("GEAM"). Mr. Carlson is a Director, Executive Vice President and portfolio manager of GEAM and manages its overall US equity investments. Mr. Carlson joined GEAM in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003. GEAM has held its fund responsibilities since September 16, 2002.

The following table provides information relating to other accounts managed by David B. Carlson as of July 31, 2006:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                             5                0                       22
Number of Accounts Managed
   with Performance-Based Advisory Fees                0                0                        1
Assets Managed (in millions)                    $3,571.9                0                 $3,559.6
Assets Managed with Performance-Based
   Advisory Fees (in millions)                         0                0                    $62.6


POTENTIAL CONFLICTS OF INTEREST. Portfolio managers at GE Asset Management Incorporated ("GEAM") may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. GEAM has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.


Compensation--The compensation paid to GEAM for managing the fund is based only on a percentage of assets under management. Although a small number of client accounts pay GEAM a performance-based fee, the fee structure does not present a material conflict of interest for the portfolio manager because the compensation is not directly based on fee revenue earned by GEAM on particular accounts.

RESEARCH--Execution and research services provided by brokers may not always be utilized in connection with the fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. GEAM allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to all of its clients.


IPO ALLOCATION--If a portfolio manager identifies an initial public offering that may be suitable for more than one fund or other client account, the fund may not be able to take full advantage of that


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

opportunity. To mitigate this conflict of interest, GEAM allocates shares of initial public offerings to the fund and other client accounts in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to all of its clients.

TRADE ALLOCATION--If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAM aggregates orders of the fund with orders from its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with GEAM's fiduciary obligations.


PORTFOLIO MANAGER--COMPENSATION. The portfolio manager's Incentive Compensation is impacted by the size of the bonus pool as well as an evaluation of the individual on the factors outlined below. The size of the GEAM incentive bonus pool in a given year is based upon average overall GE results and is not tied directly to GEAM results. From this incentive bonus pool, the portfolio manager's Incentive Compensation amounts are determined and vary based on evaluation of the individual on the factors outlined below.


The portfolio manager's long-term incentive Stock Options and Restricted Stock Units are granted periodically and awards vary based on evaluation of the individual on the factors outlined below.

The portfolio manager is evaluated on the following four factors:

- PERFORMANCE ON CURRENT JOB--"RESULTS"--this assessment is based on an understanding of the competencies and behaviors necessary to perform the given job. The evaluation focuses on observable behaviors as well as objective measures where possible, including: portfolio and mandate performance for the domestic equity asset class, contribution as a trustee and senior leader for the business, client satisfaction and retention, support of institutional marketing and sales efforts and leadership of the portfolio manager's team and across the business. Although there is no prescribed formula, portfolio and mandate performance measurements include, among other things, pre-tax performance of managed asset classes compared to relevant peer managers and relevant securities index benchmarks (such as the S&P 500 Index) over various periods, such as one-, three-, five- and ten-year periods.

- GE VALUES--these are the values that drive success within the company. Employees are assessed as to how they display and are a role model for the GE Values.

- PROMOTABILITY--consideration of an individual's capacity based on performance, aptitude and demonstrated ability and interest to take on broader responsibilities.

- EXTRAORDINARY SKILLS--in limited circumstances, an employee may demonstrate special value to GE by possessing unique knowledge/skill in a specialized area necessary to perform the job that would be extremely difficult to replace.


In addition to the foregoing compensation, GE periodically grants restricted stock units and options to purchase shares of GE common stock. GE determines the overall timing, frequency and size of such grants, which it distributes to its subsidiary businesses and provides guidelines for the subsequent grant to individual employees. The pool of GEAM employees eligible for such grants could include portfolio managers; however, no special grants are guaranteed, allocated or anticipated specifically for portfolio managers. The strike price of stock options is the selling price of GE common stock as of the grant date. The strike price, dividend guidelines and vesting schedule are published to recipients by GE at the time of the grant.

All employees, including portfolio managers, are eligible to participate in GE's defined benefit plan and its defined contribution plan, which offers participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Aside from such plans, deferred compensation is not a regular component of a portfolio manager's compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain portfolio managers) to defer portions of their Base Compensation and Incentive Compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, David Carlson owned no shares of the fund.

MARSICO CAPITAL MANAGEMENT.


Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management, LLC ("MCM") and is the portfolio manager for the sleeve of UBS PACE Large Co Growth Equity Investments allocated to MCM. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.


The following table provides information relating to other accounts managed by Thomas F. Marsico as of July 31, 2006:


                                                                         REGISTERED            OTHER POOLED
                                                                    INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                                                    --------------------   -------------------   --------------
Number of Accounts Managed                                                      36                    14                 195
Number of Accounts Managed with Performance-Based Advisory Fees                  0                     0                  00
Assets Managed (in millions)                                               $30,119                $1,861             $25,012
Assets Managed with Performance-Based Advisory Fees (in millions)                0                     0                  0


POTENTIAL CONFLICTS OF INTEREST. Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities declines.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

COMPENSATION. MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico's compensation consists of a fixed base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance, a peer group or a benchmark. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

OWNERSHIP OF FUND SHARES. Mr. Marsico owns none of the fund's shares. (MCM's Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by MCM.)

SSGA FUNDS MANAGEMENT INC.


SSgA FM uses a team approach in managing its portion of the fund's portfolio. Nick de Peyster is primarily responsible for the day-to-day management of the SSgA FM's portion of the fund's portfolio. The following table provides information relating to other accounts managed by SSgA FM's U.S. Active Quantitative Equity Team as of July 31, 2006:



                                                                         REGISTERED            OTHER POOLED
                                                                    INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                                                    --------------------   -------------------   --------------
Number of Accounts Managed                                                      9                     12                 24
Number of Accounts Managed with Performance-Based Advisory Fees                 0                      0                  0
Assets Managed (in millions)                                               $1,710                 $1,920             $2,990
Assets Managed with Performance-Based Advisory Fees (in millions)               0                      0                  0

POTENTIAL CONFLICTS OF INTEREST. A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or
(b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees--the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

COMPENSATION. The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of SSgA FM's portfolio managers owned any shares of the UBS funds.

All employees must pre-clear and report transactions in any funds advised or sub-advised by SSgA FM using SSgA FM's automated personal trading system (StarCompliance). In addition, all holdings in funds advised or sub-advised by SSgA FM are subject to a ninety (90) day holding period.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS--ARIEL CAPITAL MANAGEMENT, LLC, METROPOLITAN WEST CAPITAL MANAGEMENT, LLC AND OPUS CAPITAL MANAGEMENT



ARIEL CAPITAL MANAGEMENT, LLC.



John W. Rogers, Jr. is the portfolio manager of the portion of UBS PACE Small/Medium Co Value Equity Investments allocated to Ariel. As a seasoned value investor, John W. Rogers, Jr., Chairman and Chief Executive Officer, has focused on small and mid-cap stocks for over 23 years. He seeks to invest in undervalued companies in consistent industries with distinct market niches and excellent management teams.


The following table provides information relating to other accounts managed by John W. Rogers, Jr. as of July 31, 2006:


                                                                         REGISTERED            OTHER POOLED
                                                                    INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                                                    --------------------   -------------------   --------------
Number of Accounts Managed                                                       7                     1                 216
Number of Accounts Managed  with Performance-Based Advisory Fees                 0                     0                   2
Assets Managed (in millions)                                              $8,061.7                $120.5            $8,090.5
Assets Managed with Performance-Based Advisory Fees (in millions)                0                     0              $900.5



POTENTIAL CONFLICTS OF INTEREST. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Potential conflicts of interest may arise, for example, between those accounts that have performance-based fees and those accounts that do not have such fees. Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investment accounts are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

COMPENSATION. Mr. Rogers' compensation is determined by Ariel's board of directors and is composed of (i) a base salary that is calculated based upon market factors for CEOs of comparable advisory firms; (ii) a quarterly bonus that is related to the profitability of Ariel; (iii) an annual incentive award that is based upon goals set by Ariel's board of directors that are tied to the annual performance of Ariel's separately managed account portfolios as well as Ariel Fund and Ariel Appreciation Fund, both series of the Ariel Investment Trust, an open-end, diversified investment management company, the performance of Ariel (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers' execution of various annual goals; (iv) a stock grant that is based upon Mr. Rogers' contribution to Ariel and his perceived value in the marketplace and (v) a contribution to Mr. Rogers' portion of Ariel's profit sharing plan that is based upon criteria used for all employees of Ariel. Peer groups used for comparison are the Lipper Small and Mid Cap Value and Small and Mid Cap Core as well as the funds' respective benchmarks. There is no set formula for any of the above components of Mr. Rogers' compensation; rather, all compensation is based upon factors determined by Ariel's board of directors at the beginning of each year.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, John W. Rogers, Jr. owned no shares of the fund.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC.

MetWest Capital's Small Cap strategy lead strategist, Gary W. Lisenbee, draws on the firm's dedicated bank of equity analysts to research sectors, industries and individual companies for the Fund. Mr. Lisenbee has primary responsibility for portfolio construction and security selection, including sector and industry diversification. The decision-making process is bottom-up, with a focus on company fundamentals and close attention to diversification and risk management.

The following table provides information relating to other accounts managed by Gary W. Lisenbee as of July 31, 2006:


                                                                         REGISTERED            OTHER POOLED
                                                                    INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                                                    --------------------   -------------------   --------------
Number of Accounts Managed                                                      5                     7                  15
Number of Accounts Managed  with Performance-Based Advisory Fees              N/A                   N/A                 N/A
Assets Managed (in millions)                                               $567.7                 $88.5               $36.1
Assets Managed with Performance-Based Advisory Fees (in millions)             N/A                   N/A                 N/A


POTENTIAL CONFLICTS OF INTEREST. MetWest Capital has identified access persons' personal securities transactions and allocation of investment opportunities as potential conflicts of interest, and has policies and procedures in place to avoid such potential conflicts of interest.

COMPENSATION. Gary W. Lisenbee, the Portfolio Manager, is an owner of MetWest Capital. As such, his compensation consists of a fixed salary and participation in the firm's profits.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, Gary W. Lisenbee owned no shares of the fund.


OPUS CAPITAL MANAGEMENT.


Opus uses a team approach in managing its portion of the fund's portfolio. Len
A. Haussler is the lead portfolio manager, with Kevin P. Whelan and Jonathon M. Detter as assistant portfolio managers.

The following table provides information relating to other accounts collectively managed by the investment team of Len A. Haussler, Kevin P. Whelan and Jonathon
M. Detter as of July 31, 2006:


                                                                         REGISTERED            OTHER POOLED
                                                                    INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                                                    --------------------   -------------------   --------------
Number of Accounts Managed                                                     2                   N/A                  63
Number of Accounts Managed  with Performance-Based Advisory Fees             N/A                   N/A                   1
Assets Managed (in millions)                                                $556                   N/A                $329
Assets Managed with Performance-Based Advisory Fees (in millions)            N/A                   N/A                 $18


POTENTIAL CONFLICTS OF INTEREST. Opus currently uses UBS as a broker-dealer for its other managed accounts. However, Opus will not use UBS as a broker-dealer for the fund. Since all other accounts are managed in a similar style to the fund, Opus perceives no conflicts of interest arising from the management of this account. Opus' Compliance Manual provides guidance to employees should a conflict of interest arise.

COMPENSATION. Compensation at Opus is a combination of salary and annual bonus for its professionals. Salaries are based on merit and market rates/conditions, and annual bonuses are based on merit and the firm's overall profitability. Ownership of the firm is available to employees based on their contribution to the firm. Opus recognizes that ownership is a key ingredient to rewarding and retaining key investment, marketing and management personnel.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, Len A. Haussler, Kevin P. Whelan and Jonathon M. Detter owned no shares of the fund.


UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS--DELAWARE MANAGEMENT COMPANY, FORSTMANNLEFF LLC AND RIVERBRIDGE PARTNERS, LLC


DELAWARE MANAGEMENT COMPANY.

Delaware Management Company uses a team approach in managing its portion of the fund's portfolio. Members of the team include Marshall Bassett, Lori Wachs, Steve Lampe, Mathew Todorow, Steve Catricks, Chris Holland, Rudy Torrijos III and Barry Gladstein.

The following table provides information relating to other accounts managed by each member of the portfolio management team* as of July 31, 2006:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                           24                    1                   15
Number of Accounts Managed
   with Performance-Based Advisory Fees               0                    0                    1
Assets Managed (in millions)                     $3,700                   $4               $2,000
Assets Managed with Performance-Based
   Advisory Fees (in millions)                        0                    0               $ 86.8


----------
*    The team collectively manages the above accounts.


POTENTIAL CONFLICTS OF INTEREST. Individual portfolio managers may perform investment management services for other accounts similar to those provided to the fund and the investment action for each account and the fund may differ. For example, one account or the fund may be selling a security, while another account or the fund may be purchasing or holding the same security. As a result, transactions executed for one account and the fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and the fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and the fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or the fund. The investment opportunity may be limited, however, so that all accounts and the fund for which the investment would be suitable may not be able to participate. Delaware Management Company has adopted procedures designed to allocate investments fairly across multiple accounts.

One of the accounts managed by the portfolio managers has a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware Management Company's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

COMPENSATION. Each portfolio's manager's compensation consists of the following:

- BASE SALARY--Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

- BONUS--Each named portfolio manager is eligible to receive an annual cash bonus. The amount available in the bonus pool is based on the management team's assets under management minus any expenses associated with product and investment management team. Certain portfolio managers may receive a guaranteed quarterly payment of a portion of this bonus. The distribution of the bonus pool to individual team members is determined within the discretion of Delaware Management Company.

- DEFERRED COMPENSATION--Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

- STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN--Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation. The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware Management Company investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder. Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

- OTHER COMPENSATION--Portfolio managers may also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF FUND SHARES. No members of the team own shares of the fund as of July 31, 2006.

FORSTMANNLEFF LLC.

ForstmannLeff uses a team approach in managing its portion of the fund's portfolio. The team's lead portfolio manager is Sammy Oh, who is responsible for implementing the team's investment decisions. Beth Dater is the team's chief investment officer.


The following table provides information relating to other accounts managed by Beth Dater and Sammy Oh as of July 31, 2006:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                          0                      4                   5
Number of Accounts Managed
   with Performance-Based Advisory Fees             0                      0                   0
Assets Managed (in millions)                       $0                   $190                $475
Assets Managed with Performance-Based
   Advisory Fees (in millions)                      0                      0                   0



POTENTIAL CONFLICTS OF INTEREST. The ForstmannLeff team aggregates all similarly managed accounts into a composite with investment decisions implemented for the entire composite rather than for each individual account. While this approach lessens the likelihood of conflicts of interest between similarly managed accounts, such conflicts can still arise because ForstmannLeff manages other investment strategies that might compete with the fund's composite within a trade allocation.

ForstmannLeff endeavors to ensure that all clients are treated fairly in the execution of orders and allocation of trades. ForstmannLeff does not discriminate against clients or place the interests of some clients over those of others. ForstmannLeff has established a trade rotational process to address any potential conflict. For various reasons (including efficiency, control of order flow, avoidance of conflicts in securing floor executions and rotation of investment opportunities) orders entered at the same time in the same security for different clients (including accounts in which officers or employees of ForstmannLeff may have an interest), at ForstmannLeff's discretion, usually are and may be bunched for execution purposes. Where orders are bunched, the clients pay the pro-rata portion of the commission charged for the entire order. In general, a bunched transaction may enable ForstmannLeff to obtain a discounted commission charge.

ForstmannLeff also recognizes the potential for a conflict of interest between employees and clients as the decision to buy or sell a security can affect the value of that security. Except in the cases of treasury bills or other widely traded debt obligations, the firm, its managers, officers and employees do not purchase or sell securities for their own accounts when purchases or sales of such securities are being made or are under consideration for client accounts. To avoid potential conflicts ForstmannLeff has instituted a policy requiring all employees to pre-clear any security transactions for their own accounts through an automated system. The system automatically checks for all of the trading rules (including the seven day look-back/look-forward) and will approve or deny a transaction in accordance with such rules. This allows ForstmannLeff to monitor, and, if necessary, prohibit transactions that could be construed as a conflict of interest.

ForstmannLeff does not have beneficial ownership of securities or other investments that reasonably could be expected to interfere with ForstmannLeff's duty to the fund or with its ability to make unbiased and objective decisions in the investment of the fund's assets.

ForstmannLeff does not receive any monetary compensation or other benefits that are in addition to compensation or benefits conferred by the fund. ForstmannLeff does not receive or pay any referral fee or other consideration for the recommendation of any services to the fund.


COMPENSATION. The individuals names above are compensated with a base salary and variable incentive compensation that is based on the results of their portfolio management.

All employees receive a base salary and an annual incentive compensation that is a function of their investment team's contribution to the profitability of the firm.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, none of the above named individuals owned any shares of the fund.

RIVERBRIDGE PARTNERS, LLC.

Riverbridge Partners utilizes a team-based approach to managing the Fund. The Riverbridge Investment Team is led by Mark A. Thompson and also consists of four research analysts.

The following table provides information relating to other accounts managed by the Investment Team led by Mark A. Thompson as of July 31, 2006:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                           1                     1                  80
Number of Accounts Managed
   with Performance-Based Advisory Fees              0                     0                   3
Assets Managed (in millions)                       2.9                  23.5               822.8
Assets Managed with Performance-Based
   Advisory Fees (in millions)                       0                     0                 5.2


POTENTIAL CONFLICTS OF INTEREST. Occasions may arise when accounts may place trades that are in conflict with trades involving other accounts. This conflict may cause an adverse price action in securities held in the other accounts. The Fund receives the same fair allocation as all other accounts managed by Riverbridge Partners. No account receives preferential treatment. Riverbridge Partners has policies and procedures designed to provide fair and equitable allocation. Accounts may be traded at different times due to extenuating circumstances that include tax status, client restrictions and other portfolio management issues.

COMPENSATION. Riverbridge Partners has a very direct incentive method: Members of the Investment Team, including Mark A. Thompson, are owners of the business. This structure directly aligns the pre-tax performance of client portfolios with Investment Team members' compensation. The members of the Investment Team receive a modest base salary. The remainder of their compensation is comprised of a combination of an individual-based performance bonus, as well as a bonus tied to the performance of the overall firm. Riverbridge Partners measures performance over an unlimited time period, but places greater emphasis on the most recent three-year period. The benchmarks used to measure performance include the Russell 2000 Growth, Russell 2000 and the S&P 600 Growth indices.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, Mark A. Thompson did not own shares of the fund. Also, no other member of the Investment Team owned shares of the fund as of July 31, 2006.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS--MARTIN CURRIE INC., MONDRIAN INVESTMENT PARTNERS LIMITED AND J.P. MORGAN INVESTMENT MANAGEMENT INC.

MARTIN CURRIE INC.

James Fairweather, chief investment officer of Martin Currie Inc. ("Martin Currie") is the product manager for Martin Currie's EAFE portfolios. James Fairweather joined Martin Currie in 1984 and serves as the portfolio manager of UBS PACE International Equity Investments.


The following table provides information relating to other accounts managed by Mr. Fairweather as of June 30, 2006*:



                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                            1                  0                       11
Number of Accounts Managed
   with Performance-Based Advisory Fees               0                  0                        0
Assets Managed (in millions)                     $23.77                  0                $2,819.11
Assets Managed with Performance-Based
   Advisory Fees (in millions)                        0                  0                        0


----------


*    Martin Currie calculates other accounts managed on a quarterly basis only.


POTENTIAL CONFLICTS OF INTEREST. Martin Currie manages potential conflicts between funds or between other types of accounts through detailed conflicts of interest management policies and procedures ("Policies and Procedures"). The Policies and Procedures cover secondary market trade allocation; IPO application and allocations; contradictory positions; front running; communication of investment ideas; cross trades; and capacity management. The Policies and Procedures are subject to internal review and monitoring.

- Martin Currie has developed trade allocation systems and controls to ensure that no one client, regardless of the type, is intentionally favored at the expense of another. When Martin Currie aggregates, and subsequently executes, an order, Martin Currie allocates the transaction fairly to all clients. Martin Currie achieves this by allocating the transaction pro-rata.

- If a product manager wishes to invest in an IPO, all eligible funds must be included unless they meet specific criteria that exempt them from the order.

- Contradictory positions are carefully monitored with pre-trade authorization required where Martin Currie intends to hold both a long and a short position in a security within the same product grouping.

- To prevent front running, a fundamental rule on the centralized dealing desk is that clients trade in the order in which orders are received. A new order cannot deliberately benefit from executions completed on an earlier trade. If a group of orders is received at the same time (regardless of the client) and assuming the deal instructions are identical, the orders are executed in line with each other. Orders in the same stock but differing instruments will be traded alongside each other. No client receives preferential treatment. Front running is prohibited at the investment decision stage. The product manager is obligated to consider the merits of a proposed stock trade simultaneously for all funds under his or her control.

- Investment ideas are freely communicated across the teams. Recommendations and trade activity are advised to all members of the investment teams simultaneously. No product managers are excluded from the dialogue and all client funds, subject to mandate restrictions, can benefit from the pool of information without discrimination.

- Cross trading requires permission from the clients and is only carried out when it is within the best interests of both clients. The product manager, the legal and compliance team and the Client Services Director responsible for the clients must sign off a cross trade authorization form before the cross trade can go ahead.

- Under the capacity management policy, Martin Currie sets indicative capacity limits at regional product level. New funds are only accepted if their size and trade volume requirements will not adversely affect the best interests of all existing clients.

COMPENSATION. All Martin Currie staff are financially incentivized to achieve excellence in all aspects of their work. Martin Currie's compensation packages comprise basic salary plus bonus, pension and retirement benefits. Martin Currie's reward and remuneration structure has been built on a number of core principles. These principles include:

-    challenging the managers to achieve superior performance;

-    setting realistic targets and goals;

-    retention of talented managers; and

-    consistency with firm values.

Staff personal objectives are directly aligned to the corporate business plan. For product managers, the reward policy is based on two main principles: (i) reward is directly linked to performance objectives; and (ii) individuals are compensated for contributing to product growth. In both cases Martin Currie calibrates to industry standards with reference to peer group remuneration surveys.

Product managers are obligated to remain focused on all client funds for which they are responsible. A structured monitoring process, overseen by the Chief Investment Officer or the Managing Director, Investments, is in place to ensure this is practiced. Investment performance for all funds is reviewed at least monthly, and daily for representative accounts within product teams. Performance is measured on a pre-tax basis against the MSCI EAFE Index. The personal business development appraisal process and line manager meeting structures also support this principle.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, James Fairweather owned no shares of the fund.

MONDRIAN INVESTMENT PARTNERS LIMITED.


A team of individuals, currently including Nigel G. May, Hugh A. Serjeant, and Emma R.E. Lewis (each, a senior fund portfolio manager), is primarily responsible for making the day-to-day investment decisions for the fund.

The following table provides information relating to other accounts managed by Emma Lewis, Nigel May, and Hugh Serjeant as of July 31, 2006:

EMMA LEWIS:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                              5                  0                     2
Number of Accounts Managed
   with Performance-Based Advisory Fees                 0                  0                     0
Assets Managed (in millions)                    $3,496.02                  0               $549.48
Assets Managed with Performance-Based
   Advisory Fees (in millions)                          0                  0                     0


NIGEL MAY:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                          0                       2                 20
Number of Accounts Managed
   with Performance-Based Advisory Fees             0                       0                  1
Assets Managed (in millions)                        0                   $2.40             $7,052.17
Assets Managed with Performance-Based
   Advisory Fees (in millions)                      0                       0             $  396.48


HUGH SERJEANT:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                          0                      0                     4
Number of Accounts Managed
   with Performance-Based Advisory Fees             0                      0                     0
Assets Managed (in millions)                        0                      0               $444.21
Assets Managed with Performance-Based
   Advisory Fees (in millions)                      0                      0                     0


POTENTIAL CONFLICTS OF INTEREST. Mondrian does not foresee any material conflicts of interest that may arise in the management of this account and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:

DEALING IN INVESTMENTS AS PRINCIPAL AND THE PROVISION OF SEED CAPITAL--Mondrian generally does not trade for its own account. However, two Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

DEALING IN INVESTMENTS AS AGENT FOR MORE THAN ONE PARTY--Mondrian manages portfolios for other clients. The key potential conflicts of interest that arise where a firm manages multiple client portfolios are addressed through the operation of policies designed to ensure the fair and equal treatment of all clients (e.g., the allocation of aggregated trades among clients).

ALLOCATION OF INVESTMENT OPPORTUNITIES--Mondrian's policy requires that investment opportunities should be allocated among clients in an equitable manner. For equity portfolios, Mondrian makes stock selection decisions at committee level. Those stocks identified as investment opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. For bond portfolios, investment decisions are also committee based, and all bond portfolios governed by the same or a similar mandate are structured in the same way. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. Clients with performance-based fees are allocated investment opportunities in the same way as clients whose fees are not performance-based.

ALLOCATION OF AGGREGATED TRADES--Mondrian's policy requires that all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed. However, where such allocation would create a material adverse effect on a client, an adjustment may be made to the allocation. Where such adjustment is considered appropriate, Mondrian's normal policy will be to adopt a random method of allocation between clients achieved through an automated process. Such allocations should not conflict with any instructions a client may have issued, or with any limitations placed on the degree of discretion the portfolio manager has to act on behalf of the client.

SOFT DOLLAR ARRANGEMENTS--Mondrian does not have any soft dollar arrangements in place with brokers. Mondrian primarily uses client brokerage commissions to pay for the execution of transactions in the client portfolio. As part of that execution service, brokers typically provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Such services may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and may or may not be used, or used exclusively, with respect to the account generating the brokerage.

DUAL AGENCY/CROSS TRADE--dual agency (also known as cross trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. Mondrian may from time to time act as agent for both parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the portfolio manager will first: (a) obtain approval from the Chief Compliance Officer ("CCO"); and (b) inform the client of the capacity in which Mondrian is acting.

TRANSACTING CLIENT TRADES WITH AN AFFILIATED BROKER--Mondrian does not have any affiliated brokers.

FEES--Mondrian charges fees proportionate to its assets under management. Instead, certain accounts may also be charged performance fees. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements (see "allocation of aggregated trades" above).

PRICING AND VALUATION--To avoid the potential conflict of interest inherent in every valuation where the fund manager is compensated on asset size and/or portfolio performance, Mondrian has adopted and approved policies and procedures specifically identifying the pricing source to be used for specific security types.

PROXY VOTING--Mondrian votes proxies for a number of its clients. Mondrian has a Proxy Voting Policy & Guidelines which details the process it follows to ensure that potential conflicts of interest are correctly managed when exercising that authority.

DIRECTORSHIPS AND EXTERNAL APPOINTMENTS--Before accepting an executive or non-executive directorship or any other appointment in another company, Mondrian employees, including executive directors, must obtain the prior approval of the Managing Director. The CCO must be informed of all such appointments and changes.

EMPLOYEE PERSONAL DEALINGS--Mondrian has arrangements in place to ensure that none of its directors, officers or employees effects any transaction on their own account which conflicts with client interests. These individuals are also prohibited from procuring any other person to enter into such a transaction (except in the proper course of their employment). For the purposes of clarity, this will include, but is not limited to, anyone connected with that individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgement as to how to invest his property or exercise any rights attaching to his Investments. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

GIFTS AND HOSPITALITY (RECEIVED)--In the normal course of business Mondrian employees may receive gifts and hospitality from third parties e.g. brokers and other service providers. Mondrian has a policy which requires that all gifts and hospitality received are reported to the CCO (any items in excess of (pound)100 require pre-approval).

GIFTS AND HOSPITALITY (GIVEN)--In the normal course of business Mondrian employees may provide gifts and hospitality to third parties. Any such expenditure in excess of (pound)200 requires the approval of Mondrian's Managing Director and is reported to the CCO.

COMPENSATION--Mondrian's compensation arrangements are designed to attract and retain high calibre staff. The compensation structure does not provide incentives for any member staff to favour any client (or group of clients). Incentives (bonus and equity programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's portfolio managers are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

CHIEF COMPLIANCE OFFICER INDEPENDENT REPORTING LINES--Mondrian's CCO reports to the Chief Operating Officer on a day to day basis. In order to ensure that the CCO has independent access to other senior staff, the CCO also has a formal reporting line to the Chief Executive Officer and the non-executive director who is the Chairman of the Mondrian Compliance Committee.

COMPENSATION.

COMPETITIVE SALARY--All investment professionals are remunerated with a competitive base salary that periodically changes over time.

PROFIT SHARING BONUS POOL--All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

EEQUITY OWNERSHIP--Mondrian is majority management-owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

COMPENSATION COMMITTEE. In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, which makes recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

DEFINED CONTRIBUTION PENSION PLAN. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

No element of portfolio manager compensation is based on the performance of individual client accounts.

OWNERSHIP OF FUND SHARES. Mondrian's portfolio managers are permitted to invest in funds that Mondrian manages but they are required to obtain pre-clearance from the Head Trader and the relevant Regional Research Director, as described in more detail in Mondrian's Code of Ethics.

As of July 31, 2006, no Mondrian portfolio manager owned shares in the fund.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

UBS PACE International Equity Investments is managed by J.P. Morgan's International Structured Equity Team. The team is led by Beltran Lastra, Vice President, and the Lead Portfolio Manager in the International Structured Equity Group. An employee since 1996, Mr. Lastra previously worked in Fixed Income Exotic Derivatives Risk Management, before transferring to Asset Management in 1999. Jaco Venter, vice president, is a portfolio manager in the International Structured Equity Group. An employee since 1999, Mr. Venter worked previously as quantitative research analyst. Prior to joining the firm, he worked as a data mining consultant at Amalgamated Banks of South Africa. Mr. Venter has a BSc
(Hons) in mathematical statistics from the University of Free State, South
Africa.

The following tables provide information relating to other accounts managed by Beltran Lastra and Jaco Venter, the fund's portfolio managers, as of July 31, 2006:

BELTRAN LASTRA:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                           1                       3                 4
Number of Accounts Managed
   with Performance-Based Advisory Fees              0                       0                 0
Assets Managed (in millions)                       $26                  $1,152              $914
Assets Managed with Performance-Based
   Advisory Fees (in millions)                       0                       0                 0


JACO VENTER:


                                               REGISTERED            OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                           1                       3                  3
Number of Accounts Managed
   with Performance-Based Advisory Fees              0                       0                  0
Assets Managed (in millions)                       $26                  $1,152             $1,147
Assets Managed with Performance-Based
   Advisory Fees (in millions)


POTENTIAL CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the J.P. Morgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

J.P. Morgan may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund. This may create a potential conflict of interest for J.P. Morgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan may be perceived as causing accounts it manages to participate in an offering to increase its overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

J.P. Morgan has policies and procedures designed to manage the conflicts described above to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their PRO RATA share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a PRO RATA average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, J.P. Morgan attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan so that fair and equitable allocation will occur over time.

COMPENSATION. J.P. Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of J.P. Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect the fund's pre-tax performance is compared to the MSCI EAFE Index, the fund's benchmark index listed in its prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

OWNERSHIP OF FUND SHARES. As of July 31, 2006, neither Beltran Lastra nor Jaco Venter owned shares of the fund.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS--MONDRIAN INVESTMENTS PARTNERS LIMITED AND GARTMORE GLOBAL PARTNERS

MONDRIAN INVESTMENT PARTNERS LIMITED.

A team of individuals, currently including Robert Akester and Ginny Chong, is primarily responsible for making the day-to-day investment decisions for the fund.

The following tables provide information relating to other accounts managed by Robert Akester and Ginny Chong as of July 31, 2006:

ROBERT AKESTER:


                                              REGISTERED             OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                             3                  0                      6
Number of Accounts Managed
   with Performance-Based Advisory Fees                0                  0                      0
Assets Managed (in millions)                     $126.77                  0                $781.87
Assets Managed with Performance-Based
   Advisory Fees (in millions)                         0                  0                      0


GINNY CHONG:


                                              REGISTERED             OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                       0                        0                     1
Number of Accounts Managed
   with Performance-Based Advisory Fees          0                        0                     0
Assets Managed (in millions)                     0                        0                $56.97
Assets Managed with Performance-Based
   Advisory Fees (in millions)                   0                        0                     0


POTENTIAL CONFLICTS OF INTEREST. Mondrian does not foresee any material conflicts of interest that may arise in the management of this account and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:

DEALING IN INVESTMENTS AS PRINCIPAL AND THE PROVISION OF SEED CAPITAL--Mondrian generally does not trade for its own account. However, two Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

DEALING IN INVESTMENTS AS AGENT FOR MORE THAN ONE PARTY--Mondrian manages portfolios for other clients. The key potential conflicts of interest that arise where a firm manages multiple client portfolios are addressed through the operation of policies designed to ensure the fair and equal treatment of all clients (E.G., the allocation of aggregated trades among clients).

ALLOCATION OF INVESTMENT OPPORTUNITIES--Mondrian's policy requires that investment opportunities should be allocated among clients in an equitable manner. For equity portfolios, Mondrian makes stock selection decisions at committee level. Those stocks identified as investment opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. For bond portfolios, investment decisions are also committee based, and all bond portfolios governed by the same or a similar mandate are structured in the same way. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. Clients with performance-based fees are allocated investment opportunities in the same way as clients whose fees are not performance-based.

ALLOCATION OF AGGREGATED TRADES--Mondrian's policy requires that all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed. However, where such allocation would create a material adverse effect on a client, an adjustment may be made to the allocation. Where such adjustment is considered appropriate, Mondrian's normal policy will be to adopt a random method of allocation between clients achieved through an automated process. Such allocations should not conflict with any instructions a client may have issued, or with any limitations placed on the degree of discretion the portfolio manager has to act on behalf of the client.

SOFT DOLLAR ARRANGEMENTS--Mondrian does not have any soft dollar arrangements in place with brokers. Mondrian primarily uses client brokerage commissions to pay for the execution of transactions in the client portfolio. As part of that execution service, brokers typically provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Such services may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and may or may not be used, or used exclusively, with respect to the account generating the brokerage.

DUAL AGENCY/CROSS TRADE--dual agency (also known as cross trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. Mondrian may from time to time act as agent for both parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the portfolio manager will first: (a) obtain approval from the Chief Compliance Officer ("CCO"); and (b) inform the client of the capacity in which Mondrian is acting.

TRANSACTING CLIENT TRADES WITH AN AFFILIATED BROKER--Mondrian does not have any affiliated brokers.

FEES--Mondrian charges fees proportionate to its assets under management. Instead, certain accounts may also be charged performance fees. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements (see "allocation of aggregated trades" above).

PRICING AND VALUATION--To avoid the potential conflict of interest inherent in every valuation where the fund manager is compensated on asset size and/or portfolio performance, Mondrian has adopted and approved policies and procedures specifically identifying the pricing source to be used for specific security types.

PROXY VOTING--Mondrian votes proxies for a number of its clients. Mondrian has a Proxy Voting Policy & Guidelines which details the process it follows to ensure that potential conflicts of interest are correctly managed when exercising that authority.

DIRECTORSHIPS AND EXTERNAL APPOINTMENTS--Before accepting an executive or non-executive directorship or any other appointment in another company, Mondrian employees, including executive directors, must obtain the prior approval of the Managing Director. The CCO must be informed of all such appointments and changes.

EMPLOYEE PERSONAL DEALINGS--Mondrian has arrangements in place to ensure that none of its directors, officers or employees effects any transaction on their own account which conflicts with client interests. These individuals are also prohibited from procuring any other person to enter into such a transaction (except in the proper course of their employment). For the purposes of clarity, this will include, but is not limited to, anyone connected with that individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgement as to how to invest his property or exercise any rights attaching to his Investments. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

GIFTS AND HOSPITALITY (RECEIVED)--In the normal course of business Mondrian employees may receive gifts and hospitality from third parties e.g. brokers and other service providers. Mondrian has a policy which requires that all gifts and hospitality received are reported to the CCO (any items in excess of (pound)100 require pre-approval).

GIFTS AND HOSPITALITY (GIVEN)--In the normal course of business Mondrian employees may provide gifts and hospitality to third parties. Any such expenditure in excess of (pound)200 requires the approval of Mondrian's Managing Director and is reported to the CCO.

COMPENSATION--Mondrian's compensation arrangements are designed to attract and retain high calibre staff. The compensation structure does not provide incentives for any member staff to favour any client (or group of clients). Incentives (bonus and equity programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's portfolio managers are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

CHIEF COMPLIANCE OFFICER INDEPENDENT REPORTING LINES--Mondrian's CCO reports to the Chief Operating Officer on a day to day basis. In order to ensure that the CCO has independent access to other senior staff, the CCO also has a formal reporting line to the Chief Executive Officer and the non-executive director who is the Chairman of the Mondrian Compliance Committee.

COMPENSATION.

COMPETITIVE SALARY--All investment professionals are remunerated with a competitive base salary.

PROFIT SHARING BONUS POOL--All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

EQUITY OWNERSHIP--Mondrian is majority management-owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

COMPENSATION COMMITTEE. In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, which makes recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

DEFINED CONTRIBUTION PENSION PLAN. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

No element of portfolio manager compensation is based on the performance of individual client accounts.

OWNERSHIP OF FUND SHARES. Mondrian's portfolio managers are permitted to invest in funds that Mondrian manages but they are required to obtain pre-clearance from the Head Trader and the relevant Regional Research Director, as described in more detail in Mondrian's Code of Ethics.

As of July 31, 2006, no Mondrian portfolio manager owned shares in the fund.

GARTMORE GLOBAL PARTNERS.


Gartmore Global Partners ("GGP") takes a team approach to portfolio construction, allowing investors to benefit from the skills of the entire team. Christopher Palmer is the portfolio manager primarily responsible for the day-to-day management of UBS PACE International Emerging Markets Equity Investments.

The following table provides information relating to other accounts managed by Christopher Palmer as of July 31, 2006:



                                              REGISTERED             OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
                                          --------------------   -------------------   --------------
Number of Accounts Managed                            4                       9                 1
Number of Accounts Managed
   with Performance-Based Advisory Fees               3                       5                 0
Assets Managed (in millions)                     $758.8                $1,751.3             $46.8
Assets Managed with Performance-Based
   Advisory Fees (in millions)                   $605.7                $1,174.3             $   0

POTENTIAL CONFLICTS OF INTEREST. It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the funds, on the one hand, and other accounts for which the portfolio manager is responsible, on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the fund and the other accounts, a portfolio manager any take action with respect to another account that differs from the action taken with respect to the fund. In some cases, another account managed by the same portfolio manager may compensate GGP or its affiliate based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he or she believes is equitable to all interested persons. GGP has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

COMPENSATION. GGP uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds and other managed pooled vehicles and managed separate accounts over which they have responsibility versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time, as appropriate, to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that GGP believes is industry-competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of GGP or its parent company. The performance of the investment company and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed income portfolio managers is measured against a fund's stated benchmark over various time periods (E.G., on a one-year or three-year basis etc.). GGP uses the MSCI Emerging Markets Benchmark to measure performance.

Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. The peer groups uses to determine compensation levels include: Alliance Capital Management, Cazenove, Citigroup Asset Management, Credit Suisse Asset Management, Deutsche Asset Management, F&C Management, Fidelity International, Goldman Sachs, Henderson Global Investors, HSBC Asset Management, INVESCO Asset Management, J.P. Morgan, Jupiter, Merrill Lynch, Morgan Stanley, Morley Fund Management, Schroders, SG Asset Management, Threadneedle Investments, UBS Global Asset Management and Wellington Management Company, LLP.

GGP uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors identified by GGP's chief investment officer or such other managers as may be appropriate.

The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial roles, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the manager's performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.


ownership of fund shares. As of July 31, 2006, the portfolio manager did not own any shares of the fund.


GSAM PORTFOLIO MANAGER INFORMATION

UBS PACE REAL ESTATE SECURITIES INVESTMENTS--GOLDMAN SACHS ASSET MANAGEMENT,
L.P.

Goldman Sachs Asset Management, L.P. ("GSAM") uses a team approach in managing the fund's portfolio. Mark Howard-Johnson and David Kruth oversee the team regarding the management of the fund.


The following table provides information relating to other accounts managed by GSAM's portfolio managers responsible for the day-to-day management of the fund, as of August 31, 2006:


MARK HOWARD-JOHNSON:


                                              REGISTERED             OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS*
                                          --------------------   -------------------   ---------------
Number of Accounts Managed                            4                    0                 57
Number of Accounts Managed
   with Performance-Based Advisory Fees               0                    0                  4
Assets Managed (in millions)                     $1,928                   $0               $952.3
Assets Managed with Performance-Based
   Advisory Fees (in millions)                        0                    0               $163.4


DAVID KRUTH:


                                              REGISTERED             OTHER POOLED
                                          INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS*
                                          --------------------   -------------------   ---------------
Number of Accounts Managed                            4                    0                   57
Number of Accounts Managed
   with Performance-Based Advisory Fees               0                    0                    4
Assets Managed (in millions)                     $1,928                    0               $952.3
Assets Managed with Performance-Based
   Advisory Fees (in millions)                        0                    0               $163.4


----------
*    Includes wrap as a single account.

POTENTIAL CONFLICTS OF INTEREST. Goldman Sachs Asset Management, L.P.'s ("GSAM") portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION. GSAM and its Real Estate Securities team's (the "REIT Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance; the REIT Team's total revenues for the past year which is derived from advisory fees; his or her contribution to the overall performance of the strategy; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual portfolio manager's compensation depends on his or her contribution to the REIT strategy as well as his or her ability to work as a member of the Team.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the REIT Team are also considered when the amount of performance bonus is determined: (1) whether the Team's performance exceeded performance benchmark over a three-year period; (2) whether the Team performed consistently with objectives and client commitments; and (3) whether the Team achieved top tier rankings and ratings.

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

OWNERSHIP OF FUNDS. Because UBS PACE Real Estate Securities Investments had not commenced operations as of the date of this SAI, none of the fund's portfolio managers owned shares of the fund.

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS--ANALYTIC INVESTORS, INC. AND WELLINGTON MANAGEMENT COMPANY, LLP

ANALYTIC INVESTORS, INC.


Analytic Investors uses a team approach in managing its portion of the fund's portfolio. A team of investment professionals at Analytic Investors share primary responsibility for the day-to-day portfolio management of the fund. Greg McMurran and Dennis Bein oversee the team regarding the management of the fund.


The following table provides information relating to other accounts managed by Analytic Investors' portfolio managers responsible for the day-to-day management of the fund, as of July 31, 2006:

SCOTT BARKER:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                      5          0              1
Number of Accounts Managed with
   Performance-Based Advisory Fees              0          0              0
Assets Managed (in millions)             $1,141.7          0          $13.7
Assets Managed with Performance-Based
   Advisory Fees (in millions)                  0          0              0


DENNIS BEIN:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     16            25           23
Number of Accounts Managed with
   Performance-Based Advisory Fees              0            18            7
Assets Managed (in millions)             $2,829.5      $1,578.2     $1,199.9
Assets Managed with Performance-Based
   Advisory Fees (in millions)                  0      $1,026.1     $  438.2


HARINDRA DE SILVA:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     16            26           25
Number of Accounts Managed with
   Performance-Based Advisory Fees              0            20            8
Assets Managed (in millions)             $2,889.3      $1,894.9     $2,150.1
Assets Managed with Performance-Based
  Advisory Fees (in millions)                   0      $1,315.2     $1,238.2


GREG MCMURRAN:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                      5            3             6
Number of Accounts Managed with
   Performance-Based Advisory Fees              0            2             1
Assets Managed (in millions)             $1,141.7       $395.5      $1,075.9
Assets Managed with Performance-Based
   Advisory Fees (in millions)                  0       $289.1      $  800.0

ROBERT MURDOCK:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     3             3             5
Number of Accounts Managed with
   Performance-Based Advisory Fees             0             2             1
Assets Managed (in millions)              $998.6        $395.5      $1,062.2
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0        $289.1      $  800.0


DOUG SAVARESE:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     3            11            1
Number of Accounts Managed with
   Performance-Based Advisory Fees             0             8            1
Assets Managed (in millions)               $47.6        $731.3        $19.8
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0        $643.5        $19.8


DAVID KRIDER:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     2             3          0
Number of Accounts Managed with
   Performance-Based Advisory Fees             0             0          0
Assets Managed (in millions)               $44.7         $71.1          0
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0             0          0


POTENTIAL CONFLICTS OF INTEREST. Analytic Investors and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the fund. It is understood that when Analytic Investors determines that it would be appropriate for the fund and one or more Managed Accounts to participate in an investment opportunity, Analytic Investors will seek to execute orders for the fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the fund and other Managed Accounts is not assured. In such situations, Analytic Investors may (but is not be required to) place orders for the fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic Investors may cause the fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic Investors may allocate the securities traded among the fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the fund and each other Managed Account as well as any other factors which it deems relevant.

Certain of the Managed Accounts that Analytic Investors advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic Investors' investment personnel and therefore have access to full information about Analytic Investors' investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic Investors management fees at rates comparable to and in some cases lower than those paid by the fund and other Managed Accounts. Analytic Investors also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic Investors may have a conflict between its own interests and the interests of other Analytic Investors investment advisory clients in managing the portfolios of certain of these Managed Accounts.

COMPENSATION. Analytic Investors' compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic Investors' senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and its clients. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.


OWNERSHIP OF FUNDS. As of July 31, 2006, none of the fund's portfolio managers owned shares of the fund.


WELLINGTON MANAGEMENT COMPANY, LLP


Wellington Management uses a team approach in managing its portion of the fund's portfolio. Members of the team include Scott M. Elliott, Evan S. Grace, John R. Roberts and Trond Skramstad.

The following table provides information relating to other accounts managed by Scott M. Elliott, Evan S. Grace, John R. Roberts and Trond Skramstad as of July 31, 2006:


SCOTT M. ELLIOTT:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     3             13           35
Number of Accounts Managed with
   Performance-Based Advisory Fees             0              0            8
Assets Managed (in millions)              $452.8       $6,195.4     $2,882.9
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0              0       $544.7

EVAN S. GRACE:


                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     3             4            34
Number of Accounts Managed with
   Performance-Based Advisory Fees             0             0             8
Assets Managed (in millions)*             $452.8        $682.7      $2,491.7
Assets Managed with Performance-Based
   Advisory Fees (in millions)*                0             0        $544.7


----------


* Assets are the total net assets of the registered investment companies, other pooled investment vehicles, and other accounts to which Mr. Grace provides asset allocation services.



JOHN R. ROBERTS:



                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     1             6           17
Number of Accounts Managed with
   Performance-Based Advisory Fees             0             1            1
Assets Managed (in millions)               $20.8        $137.3       $732.1
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0         $27.9       $276.6



TROND SKRAMSTAD:



                                        REGISTERED   OTHER POOLED
                                        INVESTMENT    INVESTMENT      OTHER
                                         COMPANIES     VEHICLES     ACCOUNTS
                                        ----------   ------------   --------
Number of Accounts Managed                     4             8            29
Number of Accounts Managed with
   Performance-Based Advisory Fees             0             2             4
Assets Managed (in millions)              $2,106        $371.7      $2,154.9
Assets Managed with Performance-Based
   Advisory Fees (in millions)                 0         $65.4          $580


POTENTIAL CONFLICTS OF INTEREST. Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds.


Scott M. Elliott, Evan S. Grace, John R. Roberts and Trond Skramstad are primarily responsible for the day-to-day management of the fund ("investment professionals"), and generally manage portfolios that have several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The investment professionals make investment decisions for the fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the investment professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the fund may vary from the performance of securities purchased for other portfolios.

The investment professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund, depending on market conditions. For example, the investment professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given investment professional. Finally, the investment professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts of interest associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of investment professionals. Although Wellington Management does not track the time an investment professional spends on a single portfolio, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.


COMPENSATION. The fund pays Wellington Management a fee based on the assets under management of the fund as set forth in the Sub-Advisory Agreement between Wellington Management and UBS Global AM on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the fund. The following information relates to the fiscal year ended July 31, 2006.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professionals includes a base salary and incentive components. The base salary for each investment professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other investment professionals are determined by their experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of their business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.


Each investment professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund and generally each other portfolio managed by such investment professionals. Each investment professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund and generally each other portfolio managed by such investment professional. Messrs. Elliot and Skramstad's incentive payments relating to the fund are linked to the gross pre-tax performance of the fund compared to the Consumer Price Index and the MSCI World Index, respectively, over one- and three-year periods, with an emphasis on the three-year results. The other investment professionals' incentive payments are based solely on the revenues earned by Wellington Management and have no additional performance link. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the investment professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.


The investment professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Elliott and Skramstad are partners of the firm.

OWNERSHIP OF FUNDS. As of July 31, 2006, none of the fund's investment professionals owned shares of the fund.

Portfolio transactions


Decisions to buy and sell securities for a fund other than UBS PACE Money Market Investments are made by the fund's investment advisor(s), subject to the overall review of UBS Global AM and the board of trustees. Decisions to buy and sell securities for UBS PACE Money Market Investments are made by UBS Global AM as that fund's investment advisor, subject to the overall review of the board of trustees. Although investment decisions for a fund are made independently from those of the other accounts managed by its investment advisor, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by its investment advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund.


Transactions on US stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. When no stated commission applies to securities traded in US over-the-counter markets, the prices of those securities often include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. US government securities generally are purchased from underwriters or dealers, although certain newly issued US government securities may be purchased directly from the US Treasury or from the issuing agency or instrumentality.

For the periods indicated, the funds paid (other than UBS PACE Real Estate Securities Investments, which is expected to commence operations on or about November 30, 2006) the brokerage commissions set forth below:



                                                                  TOTAL BROKERAGE COMMISSIONS
                                                                  FISCAL YEAR ENDED JULY 31,
                                                             ------------------------------------
FUND                                                            2006         2005         2004
----                                                         ----------   ----------   ----------
UBS PACE Money Market Investments.                           $        0   $        0   $        0
UBS PACE Government Securities Fixed Income Investments           5,980        9,202            0
UBS PACE Intermediate Fixed Income Investments                        0        1,305            0
UBS PACE Strategic Fixed Income Investments                       4,668        2,123        3,275
UBS PACE Municipal Fixed Income Investments                           0            0            0
UBS PACE Global Fixed Income Investments                              0          268          449
UBS PACE High Yield Investments                                       0          N/A          N/A
UBS PACE Large Co Value Equity Investments                    2,013,744    1,606,923    1,712,358
UBS PACE Large Co Growth Equity Investments                     925,181    1,102,873    1,221,731
UBS PACE Small/Medium Co Value Equity Investments               694,885      721,819      487,254
UBS PACE Small/Medium Co Growth Equity Investments            1,378,900      773,192    1,221,347
UBS PACE International Equity Investments                     1,393,257    1,063,848    1,291,563
UBS PACE International Emerging Markets Equity Investments    1,443,656    1,194,048    1,029,976
UBS PACE Alternative Strategies Investments                      41,758          N/A          N/A


The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of the investment advisor and UBS Global AM, including UBS Financial Services Inc. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any other broker are reasonable and fair. Specific provisions in the Management and Administration Agreement and Advisory Agreements authorize UBS Global AM and any of its affiliates that is a member of a national securities exchange, to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.


During the fiscal years indicated, the funds (other than UBS PACE Real Estate Securities Invesments, which had not yet commenced operations as of the date of this SAI) paid brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of an investment advisor as follows.



                                                               FOR THE FISCAL YEAR ENDED
                                                             ----------------------------
FUND                                                           2006       2005      2004
----                                                         --------   -------   -------
UBS PACE Money Market Investments                            $      0   $     0   $     0
UBS PACE Government Securities Fixed Income Investments             0         0         0
UBS PACE Intermediate Fixed Income Investments                      0         0         0
UBS PACE Strategic Fixed Income Investments                         0         0         0
UBS PACE Municipal Fixed Income Investments                         0         0         0
UBS PACE Global Fixed Income Investments                            0         0         0
UBS PACE High Yield Investments                                     0       N/A       N/A
UBS PACE Large Co Value Equity Investments                     18,137    53,454    37,172
UBS PACE Large Co Growth Equity Investments                         0    19,986    46,246
UBS PACE Small/Medium Co Value Equity Investments                 460         0         0
UBS PACE Small/Medium Co Growth Equity Investments                  0         0         0
UBS PACE International Equity Investments                         660         0    22,465
UBS PACE International Emerging Markets Equity Investments    203,806    47,246    77,094
UBS PACE Alternative Strategies Investments                        86       N/A       N/A

More information about brokerage commissions paid to affiliates of UBS Financial Services Inc. or a brokerage affiliate of an investment advisor during the fiscal year ended July 31, 2006 is set forth below:


- UBS PACE Large Co Value Equity Investments paid $18,137 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.90% of the total brokerage commissions paid by the fund during the fiscal year and 0.95% of the dollar amount of transactions involving the payment of brokerage commissions.

- UBS PACE Small/Medium Co Value Equity Investments paid $460 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.07% of the total brokerage commissions paid by the fund during the fiscal year and 0.04% of the dollar amount of transactions involving the payment of brokerage commissions.

- UBS PACE International Equity Investments paid $660 in brokerage commissions to UBS AG. These brokerage commissions represented 0.05% of the total brokerage commissions paid by the fund during the fiscal year and 0.06% of the dollar amount of transactions involving the payment of brokerage commissions.

- UBS PACE International Emerging Markets Equity Investments paid $105,163 in brokerage commissions to UBS Warburg LLC and $98,643 to UBS AG. These brokerage commissions represented 7.28% and 6.83%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 7.33% and 7.11%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.



- UBS PACE Alternative Strategies Investments paid $58 in brokerage commissions to UBS AG and $28 in brokerage commissions to UBS Securities LLC. These brokerage commissions represent 0.14% and 0.07%, respectively, of the total brokerage commissions paid by the fund for the period April 3, 2006 (commencement of operations) through July 31, 2006 and 0.03% and 0.02% respectively, of the dollar amount of transactions involving the payment of brokerage commissions.


Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of affiliates of UBS Global AM and the investment advisor, are similar to those in effect with respect to brokerage transactions in securities.

In selecting brokers for a fund, its investment advisor will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, UBS Global AM or the applicable investment advisor may cause a fund to purchase and sell portfolio securities through brokers that provide UBS Global AM or the investment advisor with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that UBS Global AM or the investment advisor, as applicable, determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of UBS Global AM or the investment advisor to that fund and its other clients.

Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

For the fiscal year ended July 31, 2006, the funds (other than UBS PACE Real Estate Securities Investments, which had not yet commenced operations) directed portfolio transactions to brokers chosen because they provide research and analysis as indicated below, for which the funds paid the following in brokerage commissions:


                                                             AMOUNT OF PORTFOLIO       BROKERAGE
FUND                                                             TRANSACTIONS      COMMISSIONS PAID
----                                                         -------------------   ----------------
UBS PACE Money Market Investments                                           --                 --
UBS PACE Government Securities Fixed Income Investments                     --                 --
UBS PACE Intermediate Fixed Income Investments                              --                 --
UBS PACE Strategic Fixed Income Investments                                 --                 --
UBS PACE Municipal Fixed Income Investments                                 --                 --
UBS PACE Global Fixed Income Investments                                    --                 --
UBS PACE High Yield Investments                                             --                 --
UBS PACE Large Co Value Equity Investments                     $912,806,833.75        $799,560.85
UBS PACE Large Co Growth Equity Investments                      31,751,567.00          30,046.00
UBS PACE Small/Medium Co Value Equity Investments                58,564,516.15          95,957.89
UBS PACE Small/Medium Co Growth Equity Investments                1,373,505.00          53,921.20
UBS PACE International Equity Investments                        54,706,412.59          99,026.11
UBS PACE International Emerging Markets Equity Investments       26,835,850.68          72,188.76
UBS PACE Alternative Strategies Investments                      21,639,129.00          11,744.00


For purchases or sales with broker-dealer firms that act as principal, UBS Global AM or a fund's investment advisor seeks best execution. Although UBS Global AM or a fund's investment advisor may receive certain research or execution services in connection with the transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM or a fund's investment advisor may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the research efforts of UBS Global AM and a fund's investment advisor and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by UBS Global AM or the fund's investment advisor in advising other funds or accounts and, conversely, research services furnished to UBS Global AM or a fund's investment advisor by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising a fund.

UBS Global AM and the applicable investment advisor may, subject to best execution, allocate brokerage transactions to Lynch, Jones & Ryan, Inc. ("LJR"), a wholly-owned broker-dealer subsidiary of BNY Brokerage Inc. LJR has entered into arrangements with UBS Global AM on behalf of each fund pursuant to which LJR has agreed to rebate a portion of the brokerage commissions or spread paid by the fund with respect to brokerage transactions executed through LJR or another brokerage firm that participates in LJR's trading network. These rebates will be paid directly to the fund. Currently, LJR is the only broker with whom the funds trade that has agreed to participate in a commission recapture program.

Investment decisions for a fund and for other investment accounts managed by UBS Global AM or the applicable investment advisor are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

The funds will not purchase securities that are offered in underwritings in which an affiliate of the investment advisor or UBS Global AM is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that no affiliate of the investment advisor or UBS Global AM participate in or benefit from the sale to the funds.


As of July 31, 2006, the funds (other than UBS PACE Real Estate Securities Investments, which commenced operations on November 30, 2006 owned securities issued by their regular broker-dealers or certain entities that may be deemed affiliates (as defined in Rule 10b-1 under the Investment Company Act) as follows:

UBS PACE MONEY MARKET INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Bank of America Corp.                               Commercial paper                      $7,000,000
Bank of America N.A                                 Bank note                              2,000,000
Citigroup Global Markets Holdings, Inc.             Short-term corporate obligation        3,002,823
Credit Suisse First Boston                          Commercial paper                       2,968,675
Deutsche Bank AG                                    Certificate of deposit                 5,000,000
Morgan Stanley                                      Commercial paper                       3,000,000
State Street Bank & Trust Co.                       Repurchase agreement                     327,000



UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Bank of America Corp.                               Commercial paper                     $14,607,754
Citibank N.A                                        Certificate of deposit                12,000,000
Credit Suisse                                       Repurchase agreement                  19,900,000
State Street Bank & Trust Co.                       Repurchase agreement                   4,566,000



UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Banc of America Commercial Mortgage, Inc.           Collateralized mortgage obligation   $ 6,831,151
Bank of America Corp.                               Corporate note                         4,698,586
Barclays Bank PLC                                   Corporate note                           497,035
Barclays Bank PLC                                   Repurchase agreement                   4,000,000
Chase Commercial Mortgage Securities Corp.          Collateralized mortgage obligation     2,096,803
Chase Credit Card Master Trust                      Collateralized mortgage obligation     3,808,748
Chase Issuance Trust                                Collateralized mortgage obligation     2,728,492
Chase Manhattan Auto Owner Trust                    Collateralized mortgage obligation     3,200,023
Citibank Credit Card Issuance Trust                 Collateralized mortgage obligation    16,956,778
Citigroup, Inc.                                     Corporate note                         4,587,573

ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
CS First Boston Mortgage Securities Corp.           Collateralized mortgage obligation   $ 2,735,894
Deutsche Bank AG NY                                 Corporate note                           811,800
Deutsche Bank Securities, Inc.                      Repurchase agreement                   5,000,000
Goldman Sachs Group, Inc.                           Corporate note                         3,828,398
Goldman Sachs Mortgage Securities Corp.             Collateralized mortgage obligation       655,561
J.P. Morgan Chase & Co.                             Corporate note                         1,497,298
J.P. Morgan Chase Commercial Mortgage Securities    Collateralized mortgage obligation     1,997,929
J.P. Morgan Mortgage Trust                          Collateralized mortgage obligation     3,853,504
Lehman Brothers Commercial Conduit Mortgage Trust   Collateralized mortgage obligation     5,839,321
Lehman Brothers Holdings, Inc.                      Corporate note                         2,238,664
Morgan Stanley                                      Corporate note                         7,066,999
Morgan Stanley Captial I                            Collateralized mortgage obligation     5,142,682
State Street Bank & Trust Co.                       Repurchase agreement                      91,000
State Street Corp.                                  Corporate note                           369,032



UBS PACE STRATEGIC FIXED INCOME INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Banc of America Funding Corp.                       Collateralized mortgage obligation   $ 7,254,000
Bank of America Corp.                               Corporate note                         2,799,437
Bank of America Mortgage Securities, Inc.           Collateralized mortgage obligation        15,884
Barclays Bank PLC                                   Repurchase agreement                     500,000
Barclays US Funding Corp.                           Commercial paper                      15,300,605
Citicorp Mortgage Securities, Inc.                  Collateralized mortgage obligation       328,089
Citigroup Mortgage Loan Trust, Inc.                 Collateralized mortgage obligation     7,581,237
Citigroup, Inc.                                     Corporate note                         1,900,957
Goldman Sachs Group, Inc.                           Corporate note                         2,888,308
Lehman Brothers                                     Repurchase agreement                  10,000,000
Lehman Brothers Holdings, Inc.                      Corporate note                         2,601,828
Lehman Brothers Mortgage Trust                      Collateralized mortgage obligation     1,488,411
Morgan Stanley ABS Capital I                        Asset-backed security                  5,180,488
State Street Bank & Trust Co.                       Repurchase agreement                   3,803,000



UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS: NONE

UBS PACE GLOBAL FIXED INCOME INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Banc of America Commercial Mortgage, Inc.           Long-term global debt security       $ 1,490,789
Barclays Bank PLC                                   Long-term global debt security         3,587,589
Citigroup, Inc.                                     Long-term global debt security         2,100,941
Credit Suisse Group Finance                         Long-term global debt security           786,582
Goldman Sachs Group, Inc.                           Long-term global debt security           912,437
GS Mortgage Securities Corp.                        Long-term global debt security         1,186,652
State Street Bank & Trust Co.                       Repurchase agreement                  35,953,000



UBS PACE HIGH YIELD INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
State Street Bank & Trust Co.                       Repurchase agreement                 $ 1,763,000

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Bank of America Corp.                               Common stock                         $62,562,573
Barclays Bank PLC                                   Repurchase agreement                  75,000,000
Citigroup, Inc.                                     Common stock                          58,474,376
Deutsche Bank Securities, Inc.                      Repurchase agreement                  70,000,000
J.P. Morgan Chase & Co.                             Common stock                          49,386,843
Lehman Brothers Holdings, Inc.                      Common stock                           4,669,905
Morgan Stanley & Co.                                Common stock                           9,243,500
State Street Bank & Trust Co.                       Repurchase agreement                  17,615,000



UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Barclays Bank PLC                                   Repurchase agreement                 $35,885,263
Citigroup, Inc.                                     Common stock                           4,903,465
Deutsche Bank Securities, Inc.                      Repurchase agreement                  50,000,000
Goldman Sachs Group, Inc.                           Common stock                          19,632,805
Lehman Brothers Holdings, Inc.                      Common stock                          10,179,094
State Street Bank & Trust Co.                       Repurchase agreement                  55,519,000
State Street Corp.                                  Common stock                          16,078,362



UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Barclays Bank PLC                                   Repurchase agreement                 $27,000,000
Deutsche Bank Securities, Inc.                      Repurchase agreement                  25,000,000
State Street Bank & Trust Co.                       Repurchase agreement                  14,378,000



UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Barclays Bank PLC                                   Repurchase agreement                 $13,000,000
Deutsche Bank Securities, Inc.                      Repurchase agreement                  13,000,000
State Street Bank & Trust Co.                       Repurchase agreement                  23,940,000



UBS PACE INTERNATIONAL EQUITY INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Barclays Bank PLC                                   Repurchase agreement                 $ 5,000,000
Barclays PLC                                        Common stock                           4,637,572
Credit Suisse Group                                 Common stock                          13,919,321
Deutsche Bank AG                                    Common stock                           3,138,414
Deutsche Bank Securities, Inc.                      Repurchase agreement                  15,000,000
State Street Bank & Trust Co.                       Repurchase agreement                  21,258,000



UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Barclays Bank PLC                                   Repurchase agreement                 $ 4,000,000
Deutsche Bank Securities Inc.                       Repurchase agreement                   7,000,000
State Street Bank & Trust Co.                       Repurchase agreement                   5,296,000

UBS PACE ALTERNATIVE STRATEGIES INVESTMENTS



ISSUER                                              TYPE OF SECURITY                        VALUE
------                                              ----------------                        -----
Bank of America Corp.                               Common stock                         $   159,743
Barclays PLC                                        Common stock                               8,528
Credit Suisse Group                                 Common stock                             109,934
Goldman Sachs Group, Inc.                           Common stock                             827,141
Lehman Brothers Holdings, Inc.                      Common stock                             370,865
Morgan Stanley                                      Common stock                             719,996
State Street Bank & Trust Co.                       Repurchase agreement                   8,067,000


PORTFOLIO TURNOVER. UBS PACE Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the fund. None of the funds will consider the portfolio turnover rate as a limiting factor in making investment decisions.

Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a fund's shares as well as by requirements that enable the fund to receive favorable tax treatment. Each fund's portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities were one year or less at the time of acquisition) by the monthly average value of the securities in the fund's portfolio during the year.


The following table sets forth the portfolio turnover rates for each fund except for UBS PACE Real Estate Securities Investments, which had not yet commenced operations for the fiscal years indicated:



                                                                PORTFOLIO TURNOVER RATES
                                                             -----------------------------
                                                              FISCAL YEAR     FISCAL YEAR
                                                                 ENDED           ENDED
FUND                                                         JULY 31, 2006   JULY 31, 2005
----                                                         -------------   -------------
UBS PACE Money Market Investments                                 N/A             N/A
UBS PACE Government Securities Fixed Income Investments           575%            665%
UBS PACE Intermediate Fixed Income Investments                    349%            221%
UBS PACE Strategic Fixed Income Investments                       196%            147%
UBS PACE Municipal Fixed Income Investments                        27%             35%
UBS PACE Global Fixed Income Investments                          175%            260%
UBS PACE High Yield Investments*                                   39%             --
UBS PACE Large Co Value Equity Investments                         95%             74%
UBS PACE Large Co Growth Equity Investments                        64%             79%
UBS PACE Small/Medium Co Value Equity Investments                  81%             55%
UBS PACE Small/Medium Co Growth Equity Investments                134%             60%
UBS PACE International Equity Investments                          52%             39%
UBS PACE International Emerging Markets Equity Investments         84%            119%
UBS PACE Alternative Strategies Investments*                       54%             --


----------
* UBS PACE High Yield Investments and UBS PACE Alternative Strategies Investments commenced operations on April 3, 2006.


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Reduced sales charges, additional purchase, exchange and redemption information and other services


ADDITIONAL INFORMATION REGARDING PURCHASES THROUGH LETTER OF INTENT

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's financial advisor and UBS Global AM, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

WAIVERS OF SALES CHARGES--CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

- Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client.

- Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

- Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

REINSTATEMENT PRIVILEGE--CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent, PFPC Inc. ("PFPC"), of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances. See "Taxes" below.

PAYMENTS BY UBS GLOBAL AM--CLASS B SHARES. For purchases of Class B shares in amounts less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and for purchases in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.


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PAYMENTS BY UBS GLOBAL AM--CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As principal underwriter of the Class Y shares, UBS Global AM (US) may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds ("Family Funds" include other UBS PACE Select funds, UBS funds and other funds for which UBS Global AM (US) serves as principal underwriter) to shareholders.

ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of a fund may be exchanged for shares of the corresponding class of other Family Funds. Class P and Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such fund fairly to determine the value of its net assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

FINANCIAL INSTITUTIONS. A fund may authorize financial institutions or their delegates or agents to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. A fund will be deemed to have received these purchase and redemption orders when an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their delegates or agents. Financial Institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

AUTOMATIC INVESTMENT PLAN--CLASS A, CLASS B, CLASS C AND CLASS P SHARES. UBS Global AM or your financial advisor may offer an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the funds' Class A, Class B or Class C shares. For Class P shares, an automatic investment plan is available to certain shareholders who may authorize UBS Financial Services Inc. to place a purchase order each month or quarter for fund shares in an amount not less than $500 per month or quarter.


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For Class P shareholders, the purchase price is paid automatically from cash held in the shareholder's UBS Financial Services Inc. brokerage account through the automatic redemption of the shareholder's shares of a UBS Financial Services Inc. money market fund or through the liquidation of other securities held in the investor's UBS Financial Services Inc. brokerage account. If the PACE Program assets are held in a UBS Financial Services Inc. Resource Management Account(R) ("RMA(R)") account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular UBS PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. For participants in the PACE(SM) Multi Advisor Program, amounts invested through the automatic investment plan will be invested in accordance with the participant's benchmark allocation. If sufficient funds are not available in the participant's account on the trade date to purchase the full amount specified by the participant, no purchase will be made.

In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels. An investor should also consider whether a single, large investment in Class B or Class C shares would qualify for Class A sales load reductions.

AUTOMATIC REDEMPTION PLAN--CLASS P SHARES. Investors in Class P shares may have UBS Financial Services Inc. redeem a portion of their shares in the PACE Program monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $500 per month or quarter. Purchases of additional shares of a fund concurrent with redemption are ordinarily disadvantageous to shareholders because of tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their Financial Advisors at UBS Financial Services Inc.

AUTOMATIC CASH WITHDRAWAL PLAN--CLASS A, CLASS B AND CLASS C SHARES. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds accounts. Minimum balances and withdrawals vary according to the class of shares:

- Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

- Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.


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An investor's participation in the automatic cash withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your financial advisor will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your financial advisor or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their financial advisor or PFPC at 1-800-647 1568.

INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs may be available through your financial advisor through which investments may be made in shares of the funds, as well as in other investments. The minimum initial investment in this IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.


Conversion of Class B shares


Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of each class, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance means (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.


Valuation of shares


Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday


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when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on that day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by a fund's investment advisor as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the Nasdaq Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below).

Where market quotations are readily available, bonds held by the funds (other than UBS PACE Money Market Investments) are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of a fund's investment advisor, the fair value of the securities. Where those market quotations are not readily available, bonds are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

All investments quoted in foreign currency will be valued daily in US dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a fund's custodian. Foreign currency exchange rates are generally determined at the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in the computation of a fund's net asset value on that day. If events materially affecting the value of such investments occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the board. The foreign currency exchange transactions of the funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

Market value for securities may also include appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All cash, receivables and current payables are carried at their face value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board.


                                                                            201

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UBS PACE MONEY MARKET INVESTMENTS. UBS PACE Money Market Investments values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.


The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for UBS PACE Money Market Investments, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. UBS PACE Money Market Investments will maintain a dollar weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 397 calendar days (as calculated under Rule 2a-7) and except that securities subject to repurchase agreements may have maturities in excess of 397 calendar days. UBS PACE Money Market Investments will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by UBS Global AM and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

Taxes

BACKUP WITHHOLDING. Each fund is required to withhold at a rate which is currently 28% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Global AM or the applicable dealer with a correct taxpayer identification number that is certified under penalties of perjury. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding or who fail to certify that they are not subject to backup withholding.

SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares will generally result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. An exchange of the fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Assuming that UBS PACE Money Market Investments consistently maintains a stable NAV of $1.00 per share, then a shareholder will not recognize taxable gain or loss when selling or redeeming shares of the fund.


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SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the Family Funds shares subsequently acquired.

CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and, for some funds, net gain from certain foreign currency transactions). (UBS PACE Municipal Fixed Income Investments must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code.) In addition to this requirement ("Distribution Requirement"), each fund must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, income from certain publicly traded partnerships, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer or in two or more controlled issuers in the same or similar or related trades or businesses or in the securities of certain publicly traded partnerships.

To the extent that UBS PACE Alternative Strategies Investments derives gross income from certain derivatives related to commodities or commodities indices, such income is generally expected to not satisfy the Income Requirement for RICs discussed above. This will limit the fund's ability to engage in such investments and could possibly affect the fund's ability to qualify as a RIC.

UBS PACE Alternative Strategies Investments (and certain other funds) may also invest in foreign currencies and/or derivatives on foreign currencies. The Treasury has regulatory authority to exclude from qualifying income foreign currency gains that are not directly related to a company's principal business of investing in stocks or securities. The issuance of such regulations could therefore limit a fund's ability to engage in transactions in foreign currencies and derivatives in foreign currencies that are not related to other investments. Although it is anticipated that any such regulations would be applied on a prospective basis, it is possible that any issued regulations could be applied retroactively. In such an event, it is also possible that the issuance of any such regulations on a retroactive basis could cause UBS PACE Alternative Strategies Investments to not qualify as a RIC for prior periods.


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By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the amount of its investment company taxable income and net capital gain that it distributes to shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" (as described below under "Taxes--Information about UBS PACE Municipal Fixed Income Investments") and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund's current or accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

OTHER INFORMATION. Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

Distributions of net investment income received by a fund from investments in debt securities and any net realized short-term capital gains distributed by a fund will be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations held by UBS PACE Municipal Fixed Income Investments) and will not be eligible for the dividends-received deduction for corporations.

Each fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the funds expects that capital gain dividends will be taxable to sharesholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of UBS PACE Money Market Investments, that fund will not typically derive net long-term capital gains.

A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of a fund that invests in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations if the corporation satisfies a holding period requirement. The eligible portion for a fund may not exceed the aggregate qualifying dividends it receives from US corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or a foreign shareholder. Each fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions derived from interest income will generally not qualify for the lower rates. Because many companies in which funds invest do not pay significant dividends on their stock, a fund will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.


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If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year 98% of all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and US possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

INTERNATIONAL FUNDS. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign taxes it paid. UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments are the only funds that are likely to satisfy this requirement. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or US possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The amount of the foreign tax credit that is available may be limited if the shareholder does not satisfy certain holding period requirements to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends." A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and US possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

PASSIVE FOREIGN INVESTMENT COMPANIES. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.


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If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.


Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election. A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.


Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement provided, however, that the Treasury has regulatory authority to include certain foreign currency gains from qualifying income.

Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although


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doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, the fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

CONSTRUCTIVE SALES. If a fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of


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which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities.

Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

CONCLUSION. The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

OTHER TAXATION. The foregoing discussion relates only to US Federal income tax law as applicable to US persons as determined under the Internal Revenue Code. Distributions by a fund and dispositions of fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the US Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of US Federal, state and local taxation. Shareholders who are not US persons should consult their tax advisers regarding US and foreign tax consequences of ownership of shares of the fund, including the likelihood that distributions to them would be subject to withholding of US Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not


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maintained or expected to be available. UBS PACE Real Estate Securities
Investments will generally withhold 30% of distributions to shareholders who are not US persons and who do not own more than 5% of the shares of the fund. If a non-US person owns greater than 5% of the fund shares, distributions will generally be subject to 35% withholding and such person will also generally have to file a US tax return and may be subject to other taxes.

Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

INFORMATION ABOUT UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS. Dividends paid by UBS PACE Municipal Fixed Income Investments will qualify as "exempt-interest dividends," and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the fund intends to continue to satisfy this requirement. However, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividendes and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain "private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. The aggregate dividends designated as exempt-interest dividends for any year by the fund may not exceed its net tax-exempt income for the year. Shareholders' treatment of dividends from the fund under foreign, state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code. Investors should consult their tax advisors concerning this matter.


Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisors before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the fund still would be exempt from regular federal income taxes to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

If the fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to such taxable interest income will be taxable to the fund's shareholders as ordinary income to the extent of its current and accumulated earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable


                                                                            209

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interest earned during the dividend period. Moreover, if the fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the fund generally is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.

The fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.


Other information


DELAWARE STATUTORY TRUST. The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds). The trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

CLASSES OF SHARES. Each fund (other than UBS PACE Money Market Investments and UBS PACE Real Estate Securities Investments) consists of Class A, Class B, Class C, Class P and Class Y shares. Class B shares include Sub-Class B-1, Sub-Class B-2, Sub-Class B-3 and Sub-Class B-4 shares. UBS PACE Money Market Investments consists of Class P shares. UBS PACE Real Estate Securities Investments consists of Class A, Class C, Class Y and Class P shares. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and


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its exchange privilege, if any. The different sales charges and expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C, Class P and Class Y shares will differ.

VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the trustees of the Trust. The shares of a fund will be voted together, except that only the shareholders of a particular class of a fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of 10% of the outstanding shares of the Trust.

CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A, Class P or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

PRIOR NAMES. Prior to April 8, 2002, the Trust was known as "PaineWebber PACE Select Advisors Trust" and the funds were known as "PACE Money Market Investments," "PACE Government Securities Fixed Income Investments," "PACE Intermediate Fixed Income Investments," "PACE Strategic Fixed Income Investments," "PACE Municipal Fixed Income Investments," "PACE Global Fixed Income Investments," "PACE Large Company Value Equity Investments," "PACE Large Company Growth Equity Investments," "PACE Small/Medium Company Value Equity Investments," "PACE Small/Medium Company Growth Equity Investments," "PACE International Equity Investments," and "PACE International Emerging Markets Equity Investments." Prior to December 1, 1997, the Trust was known as "Managed Accounts Services Portfolio Trust."

CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for each fund and employs foreign sub-custodians in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. PFPC, a subsidiary of PNC Bank, N.A., P.O. Box 9786, Providence, RI 02940, serves as each fund's transfer and dividend disbursing agent.

UBS Financial Services Inc. provides transfer agency related services to the funds pursuant to a delegation of authority from PFPC and is compensated for the services by PFPC, not the funds.


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COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C.
20006-2401, serves as counsel to the Trust. Dechert LLP also has acted as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as independent counsel to the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, NY 10036, serves as independent registered public accounting firm for each series of the Trust.


Financial statements


The Trust's Annual Report to Shareholders for its fiscal year ended July 31, 2006 is a separate document, and the financial statements, accompanying notes and report of Ernst & Young LLP, independent registered public accounting firm, appearing therein are incorporated by this reference into the SAI.


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Appendix
Ratings Information

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong,

AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment.

C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from aa through caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P MUNICIPAL DEBT RATINGS

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong,

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment.

C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless

S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM OBLIGATIONS

There are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG-3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG-1/VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG. This designation denotes speculative-grade credit quality. Debt Instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS:

A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1. Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

DESCRIPTION OF SHORT-TERM DEBT COMMERCIAL PAPER RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

Commercial paper rated by S&P have the following characteristics:

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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                                                                             A-9

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A-10

UBS PACE(SM) Select Advisors Trust
Statement of Additional Information
November 30, 2006



YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE FUNDS' PROSPECTUSES AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUSES AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.


[UBS Global Asset Management LOGO]


(C) 2006 UBS Global Asset Management (Americas) Inc.


All rights reserved.

                                     PART C

                                OTHER INFORMATION

Item 23. EXHIBITS

(1)  (a)  Certificate of Trust, effective September 9, 1994 (1)

     (b)  Amendment to Certificate of Trust (2)

     (c)  Amended and Restated Trust Instrument (3)

     (d)  Amendment No. 1 to Amended and Restated Trust Instrument (4)

     (e)  Amendment to Trust Instrument (2)

     (f) Amendment No. 3 to Amended and Restated Trust Instrument (filed herewith)

     (g) Amendment No. 4 to Amended and Restated Trust Instrument (filed herewith)

(2)  (a)  Amended and Restated By-Laws (3)

     (b) Certificate of Amendment to Amended and Restated By-Laws, effective September 20, 2001 (4)

     (c) Certificate of Amendment to Amended and Restated By-Laws, effective April 8, 2002 (2)

(3) Instruments defining the rights of holders of Registrant's shares of beneficial interest (5)

(4) (a) Investment Management and Administration Agreement, dated as of April 1, 2006 and amended as of August 1, 2006 (filed herewith)

     (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to UBS PACE Government Securities Fixed Income Investments, dated as of April 1, 2006 (filed herewith)

     (c) Sub-Advisory Agreement with BlackRock Financial Management, Inc. with respect to UBS PACE Intermediate Fixed Income Investments, dated as of April 1, 2006 (filed herewith)

     (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to UBS PACE Strategic Fixed Income Investments, dated as of April 1, 2006 (filed herewith)

     (e) Sub-Advisory Agreement with Standish Mellon Asset Management Company LLC with respect to UBS PACE Municipal Fixed Income Investments, dated as of April 1, 2006 (filed herewith)

     (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to UBS PACE Global Fixed Income Investments, dated as of April 1, 2006 (filed herewith)

     (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. and its affiliates with respect to UBS PACE Global Fixed Income Investments, dated as of April 1, 2006 (filed herewith)

     (h) Sub-Advisory Agreement with Institutional Capital Corporation with respect to UBS PACE Large Co Value Equity Investments, dated as of June 30, 2006 (filed herewith)

     (i) Sub-Advisory Agreement with Westwood Management Corp. with respect to UBS PACE Large Co Value Equity Investments, dated as of April 1, 2006 (filed herewith)

     (j) Sub-Advisory Agreement with SSgA Funds Management, Inc. with respect to UBS PACE Large Co Value Equity Investments, dated as of April 1, 2006 (filed herewith)

     (k) Sub-Advisory Agreement with GE Asset Management Incorporated with respect to UBS PACE Large Co Growth Equity Investments, dated as of April 1, 2006 (filed herewith)

     (l) Sub-Advisory Agreement with Marsico Capital Management, LLC with respect to UBS PACE Large Co Growth Equity Investments, dated as of April 1, 2006 (filed herewith)

     (m) Sub-Advisory Agreement with SSgA Funds Management, Inc. with respect to UBS PACE Large Co Growth Equity Investments, dated as of April 1, 2006 (filed herewith)

     (n) Sub-Advisory Agreement with Ariel Capital Management, LLC with respect to UBS PACE Small/Medium Co Value Equity Investments, dated April 1, 2006 (filed herewith)

     (o) Sub-Advisory Agreement with Metropolitan West Capital Management, LLC with respect to UBS PACE Small/Medium Co Value Equity Investments, dated as of May 30, 2006 (filed herewith)

     (p) Sub-Advisory Agreement with Opus Capital Management with respect to UBS PACE Small/Medium Co Value Equity Investments, dated as of April 1, 2006 (filed herewith)

     (q) Sub-Advisory Agreement with Delaware Management Company with respect to UBS PACE Small/Medium Co Growth Equity Investments, dated as April 1, 2006 (filed herewith)

     (r) Sub-Advisory Agreement with ForstmannLeff LLC with respect to UBS PACE Small/Medium Co Growth Equity Investments, dated as of April 28, 2006 (filed herewith)

     (s) Sub-Advisory Agreement with Riverbridge Partners, LLC with respect to UBS PACE Small/Medium Co Growth Equity Investments, dated as of April 1, 2006 (filed herewith)

     (t) Sub-Advisory Agreement with Mondrian Investment Partners Limited with respect to UBS PACE International Equity Investments, dated as of April 1, 2006 (filed herewith)

     (u) Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. with respect to UBS PACE International Equity Investments, dated as of April 1, 2006 (filed herewith)

     (v) Sub-Advisory Agreement with Martin Currie Inc. with respect to UBS PACE International Equity Investments, dated as of April 1, 2006 (filed herewith)

     (w) Sub-Advisory Agreement with Mondrian Investment Partners Limited with respect to UBS PACE International Emerging Markets Equity Investments, dated as of April 1, 2006 (filed herewith)

     (x) Sub-Advisory Agreement with Gartmore Global Partners with respect to UBS PACE International Emerging Markets Equity Investments, dated as of July 31, 2006 (filed herewith)

     (y) Sub-Advisory Agreement with Analytic Investors, Inc. with respect to UBS PACE Alternative Strategies Investments, dated as of April 1, 2006 (filed herewith)

     (z) Sub-Advisory Agreement with Wellington Management Company, LLP with respect to UBS PACE Alternative Strategies Investments, dated as of April 1, 2006 (filed herewith)

     (aa) Sub-Advisory Agreement with MacKay Shields, LLC with respect to UBS PACE High Yield Investments, dated as of April 1, 2006 (filed herewith)

     (bb) Master Transfer and Novation Agreement with respect to Investment Advisory and Administration Contracts, dated as of April 1, 2006 (filed herewith)

     (cc) Sub-Advisory agreement with Goldman Sachs Asset Management, L.P. with respect to UBS PACE Real Estate Securities Investments, dated as of November 30, 2006 (filed herewith)

(5)  (a)  Principal Underwriting Contract (4)

     (b)  Dealer Agreement with UBS Financial Services Inc. (4)

     (c)  Form of Selected Dealer Agreement (4)

(6)  Bonus, profit sharing or pension plans - none

(7)  (a)  Custodian Agreement (1)

     (b)  Amendment to Custody Contract, dated August 3, 1999 (4)

     (c)  Amendment to Custodian Contract, dated February 15, 2001 (4)

     (d)  Amendment to Custodian Agreement, dated as of March 23, 2006 (6)


     (e) Form of Amendment to Custodian Agreement, dated as of November 30, 2006 (filed herewith)


(8) (a) Transfer Agency Agreement, dated as of August 18, 1995 (Class P shares) (7)

     (b) Amendment to Transfer Agency Agreement, dated as of November 27, 2000 (Class P shares) (4)

     (c) Amendment to Transfer Agency Agreement, dated as of April 3, 2006 (Class P shares) (filed herewith)


     (d) Form of Amendment to Transfer Agency Agreement, dated as of November 30, 2006 (Class P shares) (filed herewith)


     (e) Transfer Agency and Related Services Agreement, dated as of November 27, 2000 (Class A, B, C and Y shares) (4)

     (f) Amendment to Transfer Agency and Related Services Agreement, dated as of April 3, 2006 (Class A, B, C and Y shares) (filed herewith)


     (g) Form of Amendment to Transfer Agency and Related Services Agreement, dated as of November 30, 2006 (Class A, B, C and Y shares) (filed herewith)


     (h) Transfer Agency - Related Services Delegation Agreement, dated as of February 13, 2001 (Class P shares) (4)

     (i) Transfer Agency - Related Services Delegation Agreement, dated as of November 27, 2000 (Class A, B, C and Y shares) (4)

     (j) Amendment to Transfer Agency - Related Services Delegation Agreement, dated as of April 3, 2006 (Class A, B, C, Y and P shares) (filed herewith)


     (k) Form of Amendment to Transfer Agency - Related Services Delegation Agreement, dated as of November 30, 2006 (Class A, B, C, Y and P shares) (filed herewith)


     (l)  Amendment to Transfer Agency Agreement and Related Services Agreement
          (8)

(9)  Opinion and Consent of Counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Auditors' Consent (filed herewith)

(11) Financial Statements omitted from prospectus - none

(12) Letter of investment intent (9)

(13) Plans pursuant to Rule 12b-1

     (a) Shareholder Services Plan pursuant to Rule 12b-1 with respect to Class A shares (10)

     (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares (4)

     (c) Amendment to Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares, effective April 3, 2006 (filed herewith)

     (d) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares (4)

     (e) Amendment to Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares, effective April 3, 2006 (filed herewith)


     (f) Form of Amendment to Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares, effective November 30, 2006 (filed herewith)


(14) Plan pursuant to Rule 18f-3 (11)

(15) Code of Ethics

     (a) Code of Ethics for Registrant, UBS Global Asset Management (Americas) Inc. (manager) and UBS Global Asset Management (US) Inc. (principal underwriter) (12)

     (b)  Code of Ethics for Pacific Investment Management Company LLC (13)

     (c)  Code of Ethics for BlackRock Financial Management, Inc. (2)

     (d)  Code of Ethics for Standish Mellon Asset Management Company, LLC (14)

     (e)  Code of Ethics for Rogge Global Partners plc (14)

     (f) Code of Ethics for Fischer Francis Trees & Watts, Inc. and its affiliates (11)

     (g)  Code of Ethics for Institutional Capital Corporation (15)

     (h)  Code of Ethics for Westwood Management Corp. (15)

     (i)  Code of Ethics for SSgA Funds Management, Inc. (16)

     (j)  Code of Ethics for GE Asset Management Incorporated (2)

     (k)  Code of Ethics for Marsico Capital Management, LLC (2)

     (l)  Code of Ethics for Ariel Capital Management, LLC (16)

     (m)  Code of Ethics for Metropolitan West Capital Management, LLC (17)

     (n)  Code of Ethics for Opus Capital Management (17)

     (o)  Code of Ethics for Delaware Management Company (2)

     (p)  Code of Ethics for ForstmannLeff LLC (17)

     (q)  Code of Ethics for Riverbridge Partners, LLC (17)

     (r)  Code of Ethics for Mondrian Investment Partners Limited (18)

     (s)  Code of Ethics for J.P. Morgan Investment Management Inc. (18)

     (t)  Code of Ethics for Martin Currie Inc. (11)

     (u)  Code of Ethics for Gartmore Global Partners (2)

     (v)  Code of Ethics for Analytic Investors, Inc. (6)

     (w)  Code of Ethics for Wellington Management Company, LLP (6)

     (x)  Code of Ethics for MacKay Shields, LLC (6)

     (y) Code of Ethics for Goldman Sachs Asset Management, L.P. (filed herewith)

(16) (a)  Powers of Attorney for Messrs. Armstrong, Burt and Feldberg (19)

     (b)  Powers of Attorney for Messrs. Bernikow and Garil and Ms. Higgins (20)

     (c)  Power of Attorney for Mr. Sotorp (21)

----------
(1) Incorporated by reference from Post-Effective Amendment No. 8 to the Registrant's registration statement, SEC File No. 33-87254, filed December 1, 1999.

(2) Incorporated by reference from Post-Effective Amendment No. 15 to the Registrant's registration statement, SEC File No. 33-87254, filed November 27, 2002.

(3) Incorporated by reference from the Registrant's N-14 registration statement for the series designated UBS PACE Intermediate Fixed Income Investments, SEC File No. 333-49052, filed November 1, 2000.

(4) Incorporated by reference from Post-Effective Amendment No. 14 to the Registrant's registration statement, SEC File No. 33-87254, filed November 2, 2001.

(5) Incorporated by reference from Articles IV, VI, IX and X of the Registrant's Trust Instrument and from Articles V and IX of the Registrant's By-Laws.

(6) Incorporated by reference from Post-Effective Amendment No. 22 to the Registrant's registration statement, SEC File No. 33-87254, filed April 3, 2006.

(7) Incorporated by reference from Post-Effective Amendment No. 2 to the Registrant's registration statement, SEC File No. 33-87254, filed October 16, 1996.

(8) Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement of UBS RMA Money Fund Inc., SEC File No 002-78309, filed August 30, 2004.

(9) Incorporated by reference from the Registrant's N-1A registration statement, SEC File No. 33-87254, filed June 19, 1995.

(10) Incorporated by reference from Post-Effective Amendment No. 18 to the Registrant's registration statement, SEC File No. 33-87254, filed September 29, 2003.

(11) Incorporated by reference from Post-Effective Amendment No. 16 to the Registrant's registration statement, SEC File No. 33-87254, filed November 28, 2003.

(12) Incorporated by reference from Post-Effective Amendment No. 11 to the registration statement of UBS Index Trust, SEC File No. 333-27917, filed July 28, 2005.

(13) Incorporated by reference from Post-Effective Amendment No. 27 to the registration statement of PaineWebber Securities Trust, SEC File No. 33-55374, filed October 31, 2000.

(14) Incorporated by reference from Post-Effective Amendment No. 10 to the Registrant's registration statement, SEC File No. 33-87254, filed November 9, 2000.

(15) Incorporated by reference from Post-Effective Amendment No. 46 to the registration statement of PaineWebber America Fund, SEC File No. 2-78626, filed October 31, 2000.

(16) Incorporated by reference from Post-Effective Amendment No. 11 to the Registrant's registration statement, SEC File No. 33-87254, filed on July 31, 2001.

(17) Incorporated by reference from Post-Effective Amendment No. 19 to the Registrant's registration statement, SEC File No. 33-87254, filed November 28, 2005.

(18) Incorporated by reference from Post-Effective Amendment No. 17 to the Registrant's registration statement, SEC File No. 33-87254, filed November 23, 2004.

(19) Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of UBS Municipal Money Market Series, SEC File No. 33-36766, filed June 30, 2005.

(20) Incorporated by reference from Post-Effective Amendment No. 21 to the registration statement of UBS PACE Select Advisors Trust, SEC File No. 33-87254, filed March 02, 2006.

(21) Incorporated by reference from Post-Effective Amendment No. 14 to the registration statement of UBS Index Trust, SEC File No. 33-27917, filed September 27, 2006.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

Item 25. INDEMNIFICATION

     Article IX, Section 2 of the Registrant's Amended and Restated Trust Instrument, as amended ("Trust Instrument"), provides that the Registrant will indemnify its trustees, officers, employees, investment managers and administrators and investment advisors to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee, officer, employee, investment manager and administrator or investment advisor; provided that (i) no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant, and (ii) no such person shall be indemnified where there has been a settlement, unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, which determination shall be made (A) by the court or other body approving the settlement, (B) by the vote of at least a majority of those trustees who are neither Interested Persons of the Registrant nor parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     "Interested Person" has the meaning provided in the Investment Company Act of 1940, as amended from time to time. Article IX, Section 2(d) of the Trust Instrument also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

     Article IX, Section 1 of the Trust Instrument provides that the trustees and officers of the Registrant (i) shall not be personally liable to any person contracting with, or having a claim against, the Registrant, and (ii) shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment advisor of the Registrant, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant.

     Article X, Section 2 of the Trust Instrument provides that, subject to the provisions of Article IX, the trustees shall not be liable for (i) errors of judgment or mistakes of fact or law, or (ii) any act or omission made in accordance with advice of counsel or other experts, or (iii) failure to follow such advice, with respect to the meaning and operation of the Trust Instrument.

     The Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and its Amended and Restated By-laws, as amended, in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Section 9 of the Investment Management and Administration Agreement ("Management and Administration Agreement") with UBS Global Asset Management (Americas) Inc. ("UBS Global AM") provides that UBS Global AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Management and Administration Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of UBS Global AM in the performance of its duties, or from its reckless disregard of its obligations and duties under the Management and Administration Agreement. Section 10 of the Management and Administration Agreement provides that the trustees and shareholders shall not be liable for any obligations of the Registrant or any series under the Management and

Administration Agreement and that UBS Global AM shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees or shareholders.

     Section 6 of each Sub-Advisory Agreement provides that the applicable Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio, the Registrant or its shareholders or by UBS Global AM in connection with the matters to which such Sub-Advisory Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

     Section 9 of the Principal Underwriting Contract with UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") provides that the Registrant will indemnify UBS Global AM (US) and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS Global AM (US) to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended ("1933 Act"). Section 9 of the Principal Underwriting Contract also provides that UBS Global AM (US) agrees to indemnify, defend and hold the Registrant, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS Global AM (US) for use in the Registration Statement or arising out of an agreement between UBS Global AM (US) and any retail dealer, or arising out of supplementary literature or advertising used by UBS Global AM (US) in connection with the Principal Underwriting Contract.

     Section 9 of the Dealer Agreement with UBS Financial Services Inc. ("UBS Financial Services") contains provisions similar to Section 9 of the Principal Underwriting Contract, with respect to UBS Financial Services. Section 13 of the Selected Dealer Agreement also contains provisions similar to Section 9 of the Principal Underwriting Contract, with respect to the applicable dealer.

     Section 15 of the Principal Underwriting Contract contains provisions similar to Section 10 of the Management and Administration Agreement.

     Insofar as indemnification for liabilities arising under the 1933 Act may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("Commission") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     UBS Global AM, a Delaware corporation, is a registered investment advisor and is an indirect wholly-owned subsidiary of UBS AG. UBS Global AM is primarily engaged in the investment advisory and financial services business. Set forth below in alphabetical order is a list of each executive officer and director of UBS Global AM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years. Additionally, each of UBS Global AM's officers not disclosed below is also dual-hatted, and holds the same office with UBS Global AM (US) as he or she holds with UBS Global AM.

                           POSITION(S) HELD WITH      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
NAME                       UBS GLOBAL AM              VOCATION OR EMPLOYMENT
------------------------   ------------------------   --------------------------------------------------------------
Joseph Allessie            Assistant Secretary        Deputy General Counsel and Director of UBS Global AM (US)

Michael J. Calhoun         Assistant Secretary        Associate General Counsel and Director of UBS Global AM (US)

Mary T. Capasso            Assistant Secretary        Associate General Counsel and Director of UBS Global AM (US)

Stephen Fleischer          Assistant Secretary        Legal Counsel and Director of UBS Global AM (US)

Kimberly Guerin            Assistant Secretary        Senior Manager and Associate Director of UBS Global AM (US)

Mark F. Kemper             Secretary and Chief        Head of Legal--Americas and Managing Director of UBS
                           Legal Officer              Global AM (US)

Barry M. Mandinach         Director and Vice          Chief Marketing Officer--Americas and Managing Director
                           President                  of UBS Global AM (US)

Joseph McGill              Chief Compliance Officer   Chief Compliance Officer--Americas and Managing Director
                                                      of UBS Global AM (US)

John Moore                 Director, Treasurer and    Head of Financial Control--Americas and Managing Director
                           Chief Financial Officer    of UBS Global AM (US)

Brian D. Singer            Director                   Head of Global Investment Solutions and Member of the
                                                      UBS Group Managing Board

Kai R. Sotorp              Director, President and    Head of the Americas and Member of the UBS Group Managing
                           Chief Executive Officer    Board

Keith Weller               Assistant Secretary        Senior Associate General Counsel and Executive Director
                                                      of UBS Global AM (US)

Robert P. Wolfangel, Jr.   Vice President             Chief Operating Officer, Growth Investors and Managing Director
                                                      of UBS Global AM (US)


     Pacific Investment Management Company LLC ("PIMCO") serves as investment advisor for UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments. PIMCO is primarily engaged in the investment management business. Information on the officers and directors of PIMCO is included in its Form ADV filed with the Commission (registration number 801-7260) and is incorporated herein by reference.

     BlackRock Financial Management, Inc. ("BlackRock") serves as investment advisor for UBS PACE Intermediate Fixed Income Investments. BlackRock is primarily engaged in the investment management business. Information on the officers and directors of BlackRock is included in its Form ADV filed with the Commission (registration number 801-48433) and is incorporated herein by reference.

     Standish Mellon Asset Management Company LLC ("Standish Mellon") serves as investment advisor for UBS PACE Municipal Fixed Income Investments. Standish Mellon is primarily engaged in the investment management business. Information on the officers and directors of Standish Mellon is included in its Form ADV filed with the Commission (registration number 801-60527) and is incorporated herein by reference.

     Rogge Global Partners plc ("Rogge Global Partners") serves as an investment advisor for UBS PACE Global Fixed Income Investments. Rogge Global Partners is primarily engaged in the investment management business. Information on the officers and directors of Rogge Global Partners is included in its Form ADV filed with the Commission (registration number 801-25482) and is incorporated herein by reference.

     Fischer Francis Trees & Watts, Inc. ("FFTW (NY)") and its affiliates serve as investment advisors for UBS PACE Global Fixed Income Investments. FFTW (NY) and its affiliates are primarily engaged in the investment management business. Information on the officers and directors of FFTW (NY) is included in its Form ADV filed with the Commission (registration number 801-10577) and is incorporated herein by reference. Information about the affiliates of FFTW (NY) is included in their Forms ADV filed with the Commission and is incorporated herein by reference. The registration number for Fisher Francis Trees & Watts (United Kingdom) is 801-37205, the registration number for Fischer Francis Trees & Watts Pte Ltd (Singapore) is 801-56491 and the registration number for Fischer Francis Trees & Watts, Ltd. Kabushiki Kaisha is 801-58057.

     Institutional Capital Corporation ("ICAP") serves as an investment advisor for UBS PACE Large Co Value Equity Investments. ICAP is primarily engaged in the investment management business. Information on the officers and directors of ICAP is included in its Form ADV filed with the Commission (registration number 801-40779) and is incorporated herein by reference.

     Westwood Management Corp. ("Westwood") serves as an investment advisor for UBS PACE Large Co Value Equity Investments. Westwood is primarily engaged in the investment management business. Information on the officers and directors of Westwood is included in its Form ADV filed with the Commission (registration number 801-18727) and is incorporated herein by reference.

     SSgA Funds Management, Inc. ("SSgA") serves as an investment advisor for UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments. Information on the officers and directors of SSgA is included in its Form ADV filed with the Commission (registration number 801-60103) and is incorporated herein by reference.

     GE Asset Management Incorporated ("GEAM") serves as an investment advisor for UBS PACE Large Co Growth Equity Investments. GEAM is primarily engaged in the investment management business. Information on the officers and directors of GEAM is included in its Form ADV filed with the Commission (registration number 801-31947) and is incorporated herein by reference.

     Marsico Capital Management, LLC ("Marsico") serves as an investment advisor for UBS PACE Large Co Growth Equity Investments. Marsico is primarily engaged in the investment management business. Information on the officers and directors of Marsico is included in its Form ADV filed with the Commission (registration number 801-54914) and is incorporated herein by reference.

     Ariel Capital Management, LLC ("Ariel") serves as an investment advisor for UBS PACE Small/Medium Co Value Equity Investments. Ariel is primarily engaged in the investment management business. Information on the officers and directors of Ariel is included in its Form ADV filed with the Commission (registration number 801-18767) and is incorporated herein by reference.

     Metropolitan West Capital Management, LLC ("MetWest Capital") serves as investment advisor for UBS PACE Small/Medium Co Value Equity Investments. MetWest Capital is primarily engaged in the investment management business. Information on the officers and directors of MetWest Capital is included in its Form ADV filed with the Commission (registration number 801-57001) and is incorporated herein by reference.

     Opus Capital Management ("Opus") serves as investment advisor for UBS PACE Small/Medium Co Value Equity Investments. Opus is primarily engaged in the investment management business. Information on the officers and directors of Opus is included in its Form ADV filed with the Commission (registration number 801-51533) and is incorporated herein by reference.

     Delaware Management Company ("Delaware") serves as investment advisor for UBS PACE Small/Medium Co Growth Equity Investments. Delaware is primarily engaged in the investment management business. Information on the officers and directors of Delaware is included in its Form ADV filed with the Commission (registration number 801-32108) and is incorporated herein by reference.

     ForstmannLeff LLC ("ForstmannLeff") serves as investment advisor for UBS PACE Small/Medium Co Growth Equity Investments. ForstmannLeff is primarily engaged in the investment management business. Information on the officers and directors of ForstmannLeff is included in its Form ADV filed with the Commission (registration number 801-17044) and is incorporated herein by reference.

     Riverbridge Partners, LLC ("Riverbridge") serves as investment advisor for UBS PACE Small/Medium Co Growth Equity Investments. Riverbridge is primarily engaged in the investment management business. Information on the officers and directors of Riverbridge is included in its Form ADV filed with the Commission (registration number 801-57432) and is incorporated herein by reference.

     Mondrian Investment Partners Limited ("Mondrian") serves as investment advisor for UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments. Mondrian is primarily engaged in the investment management business. Information on the officers and directors of Mondrian is included in its Form ADV filed with the Commission (registration number 801-37702) and is incorporated herein by reference.

     J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as investment advisor for UBS PACE International Equity Investments. J.P. Morgan is primarily engaged in the investment management business. Information on the officers and directors of J.P. Morgan is included in its Form ADV filed with the Commission (registration number 801-21011) and is incorporated herein by reference.

     Martin Currie Inc. ("Martin Currie") serves as investment advisor for UBS PACE International Equity Investments. Martin Currie is primarily engaged in the investment management business. Information on the officers and directors of Martin Currie is included in its Form ADV filed with the Commission (registration number 801-14261) and is incorporated herein by reference.

     Gartmore Global Partners ("GGP") serves as investment advisor for UBS PACE International Emerging Markets Equity Investments. GGP is primarily engaged in the investment management business. Information on the officers and directors of GGP is included in its Form ADV filed with the Commission (registration number 801-48811) and is incorporated herein by reference.

     Analytic Investors, Inc. ("Analytic Investors") serves as investment advisor for UBS PACE Alternative Strategies Investments. Analytic Investors is primarily engaged in the investment management business. Information on the officers and directors of Analytic Investors is included in its Form ADV filed with the Commission (registration number 801-7082) and is incorporated herein by reference.

     Wellington Management, LLP ("Wellington Management") serves as investment advisor for UBS PACE Alternative Strategies Investments. Wellington Management is primarily engaged in the investment management business. Information on the officers and directors of Wellington Management is included in its Form ADV filed with the Commission (registration number 801-15908) and is incorporated herein by reference.

     MacKay Shields, LLC ("MacKay Shields") serves as investment advisor for UBS PACE High Yield Investments. MacKay Shields is primarily engaged in the investment management business. Information on the officers and directors of MacKay Shields is included in its Form ADV filed with the Commission (registration number 801-5594) and is incorporated herein by reference.

     Goldman Sachs Asset Management, L.P. ("GSAM") serves as investment advisor for UBS PACE Real Estate Securities Investments. GSAM is primarily engaged in the investment management business. Information on the officers and directors of GSAM is included in its Form ADV filed with the Commission (registration number 801-37591) and is incorporated herein by reference.

Item 27. PRINCIPAL UNDERWRITERS

     (a) UBS Global AM (US) serves as principal underwriter for the following other investment companies:

          SMA RELATIONSHIP TRUST
          THE UBS FUNDS
          UBS CASHFUND INC.
          UBS INDEX TRUST
          UBS INVESTMENT TRUST
          UBS MANAGED MUNICIPAL TRUST
          UBS MASTER SERIES, INC.
          UBS MONEY SERIES
          UBS MUNICIPAL MONEY MARKET SERIES
          UBS RMA MONEY FUND, INC.
          UBS RMA TAX-FREE FUND, INC.
          UBS SERIES TRUST

     (b) UBS Global AM (US) is the Registrant's principal underwriter. The directors and principal executive officers of UBS Global AM (US), their principal business addresses and their positions and offices with UBS Global AM
(US) are identified below along with those directors and officers of UBS Global AM (US) who also serve as trustees or officers of the Registrant.


NAME                                 POSITION WITH REGISTRANT                  POSITION AND OFFICES WITH PRINCIPAL UNDERWRITER
------------------------   -------------------------------------------   -----------------------------------------------------------
Joseph Allessie*           Vice President and Assistant Secretary        Deputy General Counsel and Director of UBS Global AM (US)

Rose Ann Bubloski*         Vice President and Assistant Treasurer        Associate Director and Senior Manager of US Mutual Fund
                                                                         Treasury Administration Department of UBS Global AM (US)

Michael J. Calhoun**       None                                          Associate General Counsel and Director of UBS Global AM
                                                                         (US)

Mary T. Capasso**          None                                          Associate General Counsel and Director of UBS Global AM
                                                                         (US)

Thomas Disbrow*            Vice President and Treasurer                  Director and Head of US Mutual Fund Treasury Administration
                                                                         Department of UBS Global AM (US)

Stephen Fleischer**        None                                          Legal Counsel and Director of UBS Global AM (US)

Michael Flook*             Vice President and Assistant Treasurer        Associate Director and Senior Manager of US Mutual Fund
                                                                         Treasury Administration Department of UBS Global AM (US)

Kimberly Guerin**          None                                          Senior Manager and Associate Director of UBS Global AM
                                                                         (US)

Mark F. Kemper**           Vice President and Secretary                  Head of Legal--Americas and Managing Director of UBS
                                                                         Global AM (US)

NAME                                 POSITION WITH REGISTRANT                  POSITION AND OFFICES WITH PRINCIPAL UNDERWRITER
------------------------   -------------------------------------------   -----------------------------------------------------------
Joanne M. Kilkeary*        Vice President and Assistant Treasurer        Associate Director and Senior Manager of US Mutual Fund
                                                                         Treasury Administration Department of UBS Global AM (US)

Tammie Lee*                Vice President and Assistant Secretary        Director and Associate General Counsel of UBS Global AM
                                                                         (US)

Barry M. Mandinach*        None                                          Chief Marketing Officer--Americas and Managing Director
                                                                         of UBS Global AM (US)

Michael H. Markowitz**     Vice President                                Managing Director, Portfolio Manager and Head of US Short
                                                                         Duration Fixed Income of UBS Global AM (US)

Joseph McGill*             Vice President and Chief Compliance Officer   Chief Compliance Officer--Americas and Managing Director
                                                                         of UBS Global AM (US)

John Moore**               None                                          Head of Financial Control--Americas and Managing
                                                                         Director of UBS Global AM (US)

Eric Sanders*              Vice President and Assistant Secretary        Director and Associate General Counsel of UBS Global AM
                                                                         (US)

Brian D. Singer*           None                                          Head of Global Investment Solutions and Member of the
                                                                         UBS Group Managing Board

Andrew Shoup*              Vice President and Chief Operating Officer    Managing Director and Senior Member of the Global Treasury
                                                                         Administration Department of UBS Global AM (US)

Kai R. Sotorp**            President and Chief Executive Officer         Head of the Americas and Member of the UBS Group
                                                                         Managing Board

Keith A. Weller*           Vice President and Assistant Secretary        Senior Associate General Counsel and Executive Director
                                                                         of UBS Global AM (US)

Robert P. Wolfangel, Jr.   None                                          Chief Operating Officer, Growth Investors and Managing
                                                                         Director of UBS Global AM (US)



----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

     (c) None.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

     The books and other documents required by: (i) paragraphs (b)(4), (c) and
(d) of Rule 31a-1; and (ii) paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS Global AM at 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29. MANAGEMENT SERVICES

     Not applicable.

Item 30. UNDERTAKINGS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 25 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of November, 2006.

                                      UBS PACE SELECT ADVISORS TRUST


                                      By: /s/ Eric Sanders
                                          --------------------------------------
                                          Eric Sanders
                                          Vice President and Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                      TITLE                          DATE
---------                      -----                          ----


/s/ Richard Q. Armstrong       Trustee and Chairman of the    November 28, 2006
----------------------------   Board of Trustees
Richard Q. Armstrong*


/s/ Alan S. Bernikow           Trustee                        November 28, 2006
----------------------------
Alan S. Bernikow**


/s/ Richard R. Burt            Trustee                        November 28, 2006
----------------------------
Richard R. Burt*


/s/ Thomas Disbrow             Vice President and Treasurer   November 28, 2006
----------------------------
Thomas Disbrow


/s/ Meyer Feldberg             Trustee                        November 28, 2006
----------------------------
Meyer Feldberg*


/s/ Bernard H. Garil           Trustee                        November 28, 2006
----------------------------
Bernard H. Garil**


/s/ Heather R. Higgins         Trustee                        November 28, 2006
----------------------------
Heather R. Higgins**


/s/ Kai R. Sotorp              President                      November 28, 2006
----------------------------
Kai R. Sotorp***

* Signatures affixed by Elise M. Dolan pursuant to Powers of Attorney dated May 12, 2005, and incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of UBS Municipal Money Market Series, SEC File No. 33-36766, filed June 30, 2005.

** Signatures affixed by Elise M. Dolan pursuant to Powers of Attorney dated February 08, 2006, and incorporated by reference from Post-Effective Amendment No. 21 to the registration statement of UBS PACE Select Advisors Trust, SEC File No. 33-87254, filed March 02, 2006.

*** Signature affixed by Eric Sanders pursuant to Power of Attorney dated September 25, 2006 and incorporated by reference from Post-Effective Amendment No. 14 to the registration statement of UBS Index Trust, SEC File No. 33-27917, filed September 27, 2006.

UBS PACE SELECT ADVISORS TRUST

                                  EXHIBIT INDEX

Exhibit
Number
-------
(1)(f)    Amendment No. 3 to Amended and Restated Trust Instrument

(1)(g)    Amendment No. 4 to Amended and Restated Trust Instrument

(4)(a) Investment Management and Administration Agreement, dated as of April 1, 2006 and amended as of August 1, 2006

(4)(b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to UBS PACE Government Securities Fixed Income Investments, dated as of April 1, 2006

(4)(c) Sub-Advisory Agreement with BlackRock Financial Management, Inc. with respect to UBS PACE Intermediate Fixed Income Investments, dated as of April 1, 2006

(4)(d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to UBS PACE Strategic Fixed Income Investments, dated as of April 1, 2006

(4)(e) Sub-Advisory Agreement with Standish Mellon Asset Management Company LLC with respect to UBS PACE Municipal Fixed Income Investments, dated as of April 1, 2006

(4)(f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to UBS PACE Global Fixed Income Investments, dated as of April 1, 2006

(4)(g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. and its affiliates with respect to UBS PACE Global Fixed Income Investments, dated as of April 1, 2006

(4)(h) Sub-Advisory Agreement with Institutional Capital Corporation with respect to UBS PACE Large Co Value Equity Investments, dated as of June 30, 2006

(4)(i) Sub-Advisory Agreement with Westwood Management Corp. with respect to UBS PACE Large Co Value Equity Investments, dated as of April 1, 2006

(4)(j) Sub-Advisory Agreement with SSgA Funds Management, Inc. with respect to UBS PACE Large Co Value Equity Investments, dated as of April 1, 2006

(4)(k) Sub-Advisory Agreement with GE Asset Management Incorporated with respect to UBS PACE Large Co Growth Equity Investments, dated as of April 1, 2006

(4)(l) Sub-Advisory Agreement with Marsico Capital Management, LLC with respect to UBS PACE Large Co Growth Equity Investments, dated as of April 1, 2006

(4)(m) Sub-Advisory Agreement with SSgA Funds Management, Inc. with respect to UBS PACE Large Co Growth Equity Investments, dated as of April 1, 2006

(4)(n) Sub-Advisory Agreement with Ariel Capital Management, LLC with respect to UBS PACE Small/Medium Co Value Equity Investments, dated April 1, 2006

(4)(o) Sub-Advisory Agreement with Metropolitan West Capital Management, LLC with respect to UBS PACE Small/Medium Co Value Equity Investments, dated as of May 30, 2006

(4)(p) Sub-Advisory Agreement with Opus Capital Management with respect to UBS PACE Small/Medium Co Value Equity Investments, dated as of April 1, 2006

(4)(q) Sub-Advisory Agreement with Delaware Management Company with respect to UBS PACE Small/Medium Co Growth Equity Investments, dated as April 1, 2006

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(4)(r)    Sub-Advisory Agreement with ForstmannLeff LLC with respect to UBS PACE
          Small/Medium Co Growth Equity Investments, dated as of April 28, 2006

(4)(s) Sub-Advisory Agreement with Riverbridge Partners, LLC with respect to UBS PACE Small/Medium Co Growth Equity Investments, dated as of April 1, 2006

(4)(t) Sub-Advisory Agreement with Mondrian Investment Partners Limited with respect to UBS PACE International Equity Investments, dated as of April 1, 2006

(4)(u) Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. with respect to UBS PACE International Equity Investments, dated as of April 1, 2006

(4)(v) Sub-Advisory Agreement with Martin Currie Inc. with respect to UBS PACE International Equity Investments, dated as of April 1, 2006

(4)(w) Sub-Advisory Agreement with Mondrian Investment Partners Limited with respect to UBS PACE International Emerging Markets Equity Investments, dated as of April 1, 2006

(4)(x) Sub-Advisory Agreement with Gartmore Global Partners with respect to UBS PACE International Emerging Markets Equity Investments, dated as of July 31, 2006

(4)(y) Sub-Advisory Agreement with Analytic Investors, Inc. with respect to UBS PACE Alternative Strategies Investments, dated as of April 1, 2006

(4)(z) Sub-Advisory Agreement with Wellington Management Company, LLP with respect to UBS PACE Alternative Strategies Investments, dated as of April 1, 2006

(4)(aa) Sub-Advisory Agreement with MacKay Shields, LLC with respect to UBS PACE High Yield Investments, dated as of April 1, 2006

(4)(bb) Master Transfer and Novation Agreement with respect to Investment Advisory and Administration Contracts, dated as of April 1, 2006

(4)(cc) Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. with respect to UBS PACE Real Estate Securities Investments, dated as of November 30, 2006


(7)(e)    Form of Amendment to Custodian Agreement, dated as of November 30,
          2006


(8)(c) Amendment to Transfer Agency Agreement, dated as of April 3, 2006 (Class P shares)


(8)(d) Form of Amendment to Transfer Agency Agreement, dated as of November 30, 2006 (Class P shares)


(8)(f) Amendment to Transfer Agency and Related Services Agreement, dated as of April 3, 2006 (Class A, B, C and Y shares)


(8)(g) Form of Amendment to Transfer Agency and Related Services Agreement, dated as of November 30, 2006 (Class A, B, C and Y shares)


(8)(j) Amendment to Transfer Agency - Related Services Delegation Agreement, dated as of April 3, 2006 (Class A, B, C, Y and P shares)


(8)(k) Form of Amendment to Transfer Agency - Related Services Delegation Agreement, dated as of November 30, 2006 (Class A, B, C, Y and P shares)


(9)       Opinion and Consent of Counsel

(10)      Other opinions, appraisals, rulings and consents: Auditors' Consent

(13)(c) Amendment to Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares, effective April 3, 2006

(13)(e) Amendment to Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares, effective April 3, 2006


(13)(f) Form of Amendment to Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares, effective November 30, 2006


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(15)(y)   Code of Ethics for Goldman Sachs Asset Management, L.P.